UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton

Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/15

Item 1.	Reports to Stockholders.

Semiannual Report June 30, 2015

Franklin Templeton

Variable Insurance Products Trust

Franklin Templeton Variable Insurance

Products Trust Semiannual Report

Table of Contents

Important Notes to Performance Information	i
*Statement of Additional Information Supplements for all Funds	SAI-1

Fund Summaries
Franklin Flex Cap Growth VIP Fund	FFC-1
Franklin Founding Funds Allocation VIP Fund	FFA-1
Franklin Global Real Estate VIP Fund	FGR-1
Franklin Growth and Income VIP Fund	FGI-1
Franklin High Income VIP Fund	FH-1
Franklin Income VIP Fund	FI-1
Franklin Large Cap Growth VIP Fund	FLG-1
Franklin Mutual Global Discovery VIP Fund	MGD-1
*Prospectus Supplement	MGD-8
Franklin Mutual Shares VIP Fund	MS-1
Franklin Rising Dividends VIP Fund	FRD-1
Franklin Small Cap Value VIP Fund	FSV-1
Franklin Small-Mid Cap Growth VIP Fund	FSC-1
Franklin Strategic Income VIP Fund	FSI-1
Franklin U.S. Government Securities VIP Fund	FUS-1
Franklin VolSmart Allocation VIP Fund (formerly, Franklin Managed Volatility Global Allocation VIP Fund)	FVA-1
Templeton Developing Markets VIP Fund	TD-1
Templeton Foreign VIP Fund	TF-1
Templeton Global Bond VIP Fund	TGB-1
Templeton Growth VIP Fund	TG-1
*Prospectus Supplement	TG-8
Index Descriptions	I-1
Shareholder Information	SI-1

*Not part of the semiannual report. Retain for your records.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

MASTER CLASS – 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED JUNE 30, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015

OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The statement of additional information (SAI) is amended as follows:

In the section “Glossary of Investments, Techniques, Strategies and Their Risks” under the heading “Foreign securities” the following is added before the paragraph on page 40 that begins with “Developing markets or emerging markets:”

Investing through Stock Connect. Foreign investors may now invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to PRC securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the SSE and the SEHK are open. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Please keep this supplement with your Statement of Additional Information for future reference.

SAI-1

SUPPLEMENT DATED MAY 1, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015

OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The statement of additional information (SAI) is amended as follows:

I. The section entitled “Calculation of Net Asset Value” in the SAI is removed in its entirety.

Please keep this supplement with your statement of additional information for future reference.

SAI-2

Franklin Flex Cap Growth VIP Fund

We are pleased to bring you Franklin Flex Cap Growth VIP Fund’s semiannual report for the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 Shares delivered a +7.02% total return* for the six-month period ended June 30, 2015.

*The Fund has an expense reduction contractually guaranteed through at least 4/30/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFC-1

FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

Franklin Flex Cap Growth VIP Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 1000® Growth Index generated a +3.96% total return, the Russell 3000® Growth Index delivered a +4.33% total return, and the Standard & Poor’s® 500 Index (S&P 500®) produced a +1.23% total return for the same period.1

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.2 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

Investor confidence grew during the period as corporate profits remained healthy, the Fed showed caution about raising interest rates, economic data in Europe and Japan improved and China introduced more stimulus measures. However, the stock markets endured some sell-offs when many investors reacted to debt negotiations between Greece and its creditors, geopolitical tensions in certain regions, and less robust growth in China. For the six months under review, U.S. stocks, as measured by the S&P 500 and the Dow Jones Industrial Average, rose marginally after both reached all-time highs in May.3

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FFC-2	Semiannual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, most sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, key contributors included stock selection in information technology (IT), as well as stock selection and an overweighting in health care.4 Also helping relative results was stock selection in financials.5

In the IT sector, video game developer Electronic Arts, network security company Palo Alto Networks and off-benchmark, Netherlands-based semiconductor company NXP Semiconductors were among the top performers. Electronic Arts performed well during the period under the new leadership of chief executive officer Andrew Wilson and chief financial officer Blake Jorgenson. The company benefited from three factors: the new generation of video game consoles, the proliferation of mobile gaming on smartphones and the margin-enhancing shift to digital game downloads. Palo Alto Networks demonstrated solid market share and operating income gains in an environment characterized by cyber attacks and strong enterprise security spending. NXP is a leading supplier of highly secure communication and microcontroller products. The company benefited from its leading intellectual properties in the fields of cryptography and near field communications. NXP products enable secure passports, toll passes and emerging wireless payments via smartphones and chip-based credit cards. The company will merge with Freescale Semiconductor, which will create one of the largest mixed-signal semiconductor companies in the world.

In the health care sector, major contributors included Biogen, DexCom and our off-benchmark position in Valeant Pharmaceuticals International. Biotechnology company Biogen’s stock rose after the company presented positive phase I and II trial data for Aducanumab, a therapy for Alzheimer’s disease. Biogen heightened investor sentiment months before the data were released by issuing positive news about the drug. The company’s stock price, however, corrected following disappointing first-quarter results amid slowed growth of Tecfidera, a drug used to treat multiple sclerosis. DexCom, a manufacturer of glucose monitoring systems for diabetes management, announced it expected the Food and Drug Administration to approve the

4. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

5. The financials sector comprises banks and diversified financials in the SOI.

Semiannual Report	FFC-3

FRANKLIN FLEX CAP GROWTH VIP FUND

launch of two new products later this year that could sustain the company’s penetration into the continuous glucose monitor market. Headquartered in Canada, Valeant Pharmaceuticals contributed to relative returns following its report of strong revenue growth in 2015’s first quarter. The company also stated that it expected its acquisition of Salix Pharmaceuticals to expand its product offering in future years.

Although all Fund sectors contributed to relative results during the period, the Fund had a number of major individual detractors. Precision Castparts continued to struggle amid weak power and energy end markets.6 Further hurting its shares were a large aerospace customer’s inventory reduction of Precision Castparts’ products and new competitive pressures from Alcoa’s titanium aerospace components business. Spirit Airlines was negatively affected by lower airfares as a result of excess capacity, particularly in the Dallas market after the Dallas Love Field Airport opened to national routes. Business-oriented social networking service LinkedIn in IT suffered from a disappointing first quarter after having a strong rebound in the latter half of 2014. The company announced that future earnings could be dampened by foreign currency exchange rates and confusion around the accounting for its acquisition of online education company Lynda.com. Also, the popularity of LinkedIn’s current advertising display format offset the strength of its newer ad formats. Medical device maker Insulet in health care announced it expected distributors would reduce their inventory levels in the company’s first quarter, a move that could significantly curtail Insulet’s 2015 revenue growth.6

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings
6/30/15
Company Sector/Industry	% of Total Net Assets
Apple Inc. Technology Hardware & Equipment	6.9%
Allergan PLC Pharmaceuticals, Biotechnology & Life Sciences	4.6%
MasterCard Inc., A Software & Services	3.7%
Biogen Inc. Pharmaceuticals, Biotechnology & Life Sciences	3.3%
Celgene Corp. Pharmaceuticals, Biotechnology & Life Sciences	3.0%
Affiliated Managers Group Inc. Diversified Financials	2.5%
McKesson Corp. Health Care Equipment & Services	2.4%
Facebook Inc., A Software & Services	2.4%
NIKE Inc., B Consumer Durables & Apparel	2.3%
Amazon.com Inc. Retailing	2.2%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

6. Sold by period-end.

FFC-4	Semiannual Report

FRANKLIN FLEX CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,070.20	$4.93
Hypothetical (5% return before expenses)	$1,000	$1,020.03	$4.81

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.96%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FFC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.61	$18.11	$13.21	$12.09	$12.70	$10.93

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.08)	(0.01)	0.01	(0.02)	(0.02)

Net realized and unrealized gains (losses)	1.18	1.09	4.95	1.11	(0.59)	1.79

Total from investment operations	1.12	1.01	4.94	1.12	(0.61)	1.77

Less distributions from:

Net investment income	—	—	(—)[c]	—	—	—

Net realized gains	(10.46)	(2.51)	(0.04)	—	—	—

Total distributions	(10.46)	(2.51)	(0.04)	—	—	—

Net asset value, end of period	$7.27	$16.61	$18.11	$13.21	$12.09	$12.70

Total return[d]	7.02%	6.11%	37.48%	9.26%	(4.80)%	16.19%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.30%	1.20%	1.18%	1.18%	1.16%	1.18%

Expenses net of waiver and payments by affiliates	0.96%	0.95%	0.93%	0.93%	0.93%	0.93%

Net investment income (loss)	(0.75)%	(0.46)%	(0.09)%	0.09%	(0.14)%	(0.17)%

Supplemental data

Net assets, end of period (000’s)	$93,663	$93,354	$169,123	$159,122	$188,527	$227,774

Portfolio turnover rate	46.56%	52.83%	52.15%	43.50%	63.99%	60.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

FFC-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.44	$17.96	$13.12	$12.01	$12.63	$10.88

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.10)	(0.03)	(—)[c]	(0.03)	(0.03)

Net realized and unrealized gains (losses)	1.15	1.09	4.91	1.11	(0.59)	1.78

Total from investment operations	1.09	0.99	4.88	1.11	(0.62)	1.75

Less distributions from net realized gains	(10.46)	(2.51)	(0.04)	—	—	—

Net asset value, end of period	$7.07	$16.44	$17.96	$13.12	$12.01	$12.63

Total return[d]	6.89%	5.98%	37.28%	9.24%	(4.91)%	16.08%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.40%	1.30%	1.28%	1.28%	1.26%	1.28%

Expenses net of waiver and payments by affiliates	1.06%	1.05%	1.03%	1.03%	1.03%	1.03%

Net investment income (loss)	(0.85)%	(0.56)%	(0.19)%	(0.01)%	(0.24)%	(0.27)%

Supplemental data

Net assets, end of period (000’s)	$32,911	$31,355	$251,339	$216,607	$270,598	$263,746

Portfolio turnover rate	46.56%	52.83%	52.15%	43.50%	63.99%	60.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Flex Cap Growth VIP Fund
		Shares	Value

	Common Stocks 95.1%
	Automobiles & Components 0.4%
a	Tesla Motors Inc.	1,850	$496,281

	Banks 3.0%
a	Signature Bank	15,000	2,195,850
a	SVB Financial Group	11,500	1,655,770

			3,851,620

	Capital Goods 3.9%
a	HD Supply Holdings Inc.	67,500	2,374,650
	Honeywell International Inc.	11,500	1,172,655
	Roper Technologies Inc.	7,700	1,327,943

			4,875,248

	Commercial & Professional Services 2.2%
a	IHS Inc., A	11,500	1,479,245
a	Stericycle Inc.	9,500	1,272,145

			2,751,390

	Consumer Durables & Apparel 4.5%
	NIKE Inc., B	27,000	2,916,540
a	TRI Pointe Homes Inc.	92,500	1,415,250
a	Under Armour Inc., A	16,000	1,335,040

			5,666,830

	Consumer Services 0.5%
	Starbucks Corp.	12,500	670,187

	Diversified Financials 3.2%
a	Affiliated Managers Group Inc.	14,500	3,169,700
	Intercontinental Exchange Inc.	4,000	894,440

			4,064,140

	Energy 0.6%
a	Diamondback Energy Inc.	6,000	452,280
a	FMC Technologies Inc.	8,000	331,920

			784,200

	Food & Staples Retailing 0.5%
	Whole Foods Market Inc.	16,500	650,760

	Food, Beverage & Tobacco 2.6%
	Constellation Brands Inc., A	16,500	1,914,330
a	Monster Beverage Corp.	10,000	1,340,200

			3,254,530

	Health Care Equipment & Services 9.7%
a	Cerner Corp.	33,500	2,313,510
a	DexCom Inc.	16,500	1,319,670
a	Edwards Lifesciences Corp.	6,800	968,524
a	Envision Healthcare Holdings Inc.	70,000	2,763,600
	McKesson Corp.	13,500	3,034,935
	Medtronic PLC	25,000	1,852,500

			12,252,739

	Materials 2.7%
	Cytec Industries Inc.	25,000	1,513,250
	Ecolab Inc.	17,000	1,922,190

			3,435,440

FFC-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Media 2.9%
a	Charter Communications Inc., A	5,000	$856,250
a	IMAX Corp. (Canada)	9,000	362,430
	The Walt Disney Co.	21,000	2,396,940

			3,615,620

	Pharmaceuticals, Biotechnology & Life Sciences 18.2%
a	Allergan PLC	19,000	5,765,740
a	Biogen Inc.	10,500	4,241,370
a	BioMarin Pharmaceutical Inc.	3,800	519,764
	Bristol-Myers Squibb Co.	25,000	1,663,500
a	Celgene Corp.	33,000	3,819,255
a	Celldex Therapeutics Inc.	21,000	529,620
a	Illumina Inc.	7,000	1,528,520
a	Jazz Pharmaceuticals PLC	2,000	352,140
a	Prestige Brands Holdings Inc.	12,500	578,000
a	Regeneron Pharmaceuticals Inc.	1,900	969,247
a	Revance Therapeutics Inc.	10,200	326,196
a	Valeant Pharmaceuticals International Inc.	12,500	2,776,875

			23,070,227

	Retailing 5.4%
	Advance Auto Parts Inc.	10,500	1,672,545
a	Amazon.com Inc.	6,500	2,821,585
a	The Priceline Group Inc.	1,400	1,611,918
	Tractor Supply Co.	8,000	719,520

			6,825,568

	Semiconductors & Semiconductor Equipment 4.7%
a	Cavium Inc.	25,000	1,720,250
a	Nanometrics Inc.	20,468	329,944
a	NXP Semiconductors NV (Netherlands)	27,000	2,651,400
	Skyworks Solutions Inc.	12,500	1,301,250

			6,002,844

	Software & Services 19.1%
a	Alibaba Group Holding Ltd., ADR (China)	11,500	946,105
a	CoStar Group Inc.	7,700	1,549,702
a	Electronic Arts Inc.	29,500	1,961,750
	Equinix Inc.	3,500	889,000
a	Facebook Inc., A	35,000	3,001,775
a	FleetCor Technologies Inc.	13,000	2,028,780
a	LinkedIn Corp., A	11,500	2,376,245
	MasterCard Inc., A	50,000	4,674,000
a	Mobileye NV	12,500	664,625
a	Salesforce.com Inc.	23,500	1,636,305
a	ServiceNow Inc.	25,000	1,857,750
a	Splunk Inc.	6,300	438,606
	Visa Inc., A	33,000	2,215,950

			24,240,593

	Technology Hardware & Equipment 9.0%
	Apple Inc.	70,000	8,779,750
a	FitBit Inc., A	3,000	114,690

Semiannual Report	FFC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Technology Hardware & Equipment (continued)
a	Palo Alto Networks Inc.	14,000	$2,445,800

			11,340,240

	Transportation 2.0%
a	Genesee & Wyoming Inc.	15,000	1,142,700
a	Spirit Airlines Inc.	23,000	1,428,300

			2,571,000

	Total Common Stocks (Cost $75,555,926)		120,419,457

	Short Term Investments (Cost $6,792,401) 5.4%
	Money Market Funds 5.4%
a,b	Institutional Fiduciary Trust Money Market Portfolio	6,792,401	6,792,401

	Total Investments (Cost $82,348,327) 100.5%		127,211,858
	Other Assets, less Liabilities (0.5)%		(637,763)

	Net Assets 100.0%		$126,574,095

See Abbreviations on page FFC-19.

aNon-income producing.

bSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

FFC-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$75,555,926
Cost - Sweep Money Fund (Note 3e)	6,792,401

Total cost of investments	$82,348,327

Value - Unaffiliated issuers	$120,419,457
Value - Sweep Money Fund (Note 3e)	6,792,401

Total value of investments	127,211,858
Receivables:
Investment securities sold	6,595
Capital shares sold	20,450
Dividends	29,869
Other assets	51

Total assets	127,268,823

Liabilities:
Payables:
Investment securities purchased	360,063
Capital shares redeemed	186,640
Management fees	65,366
Distribution fees	57,264
Trustees’ fees and expenses	413
Accrued expenses and other liabilities	24,982

Total liabilities	694,728

Net assets, at value	$126,574,095

Net assets consist of:
Paid-in capital	$70,399,114
Undistributed net investment income (loss)	(484,089)
Net unrealized appreciation (depreciation)	44,863,531
Accumulated net realized gain (loss)	11,795,539

Net assets, at value	$126,574,095

Class 2:
Net assets, at value	$93,662,955

Shares outstanding	12,892,147

Net asset value and maximum offering price per share	$7.27

Class 4:
Net assets, at value	$32,911,140

Shares outstanding	4,652,800

Net asset value and maximum offering price per share	$7.07

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends	$135,248

Expenses:
Management fees (Note 3a)	616,074
Distribution fees: (Note 3c)
Class 2	116,290
Class 4	56,054
Custodian fees (Note 4)	437
Reports to shareholders	19,693
Professional fees	21,590
Trustees’ fees and expenses	719
Other	4,695

Total expenses	835,552
Expenses waived/paid by affiliates (Note 3e and 3f)	(216,215)

Net expenses	619,337

Net investment income (loss)	(484,089)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	12,440,218
Net change in unrealized appreciation (depreciation) on investments	(3,487,098)

Net realized and unrealized gain (loss)	8,953,120

Net increase (decrease) in net assets resulting from operations	$8,469,031

FFC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(484,089)	$(1,796,043)
Net realized gain (loss)	12,440,218	136,983,635
Net change in unrealized appreciation (depreciation)	(3,487,098)	(121,113,931)

Net increase (decrease) in net assets resulting from operations	8,469,031	14,073,661

Distributions to shareholders from:
Net realized gains:
Class 2	(55,457,455)	(23,244,460)
Class 4	(20,021,151)	(34,835,360)

Total distributions to shareholders	(75,478,606)	(58,079,820)

Capital share transactions: (Note 2)
Class 2	49,448,958	(59,517,033)
Class 4	19,425,412	(192,229,021)

Total capital share transactions	68,874,370	(251,746,054)

Net increase (decrease) in net assets	1,864,795	(295,752,213)

Net assets:
Beginning of period	124,709,300	420,461,513

End of period	$126,574,095	$124,709,300

Undistributed net investment income (loss) included in net assets:
End of period	$(484,089)	$—

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Flex Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger

FFC-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2015, the Fund had no securities on loan.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Semiannual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	334,094	$5,377,237	1,271,685	$22,546,625
Shares issued in reinvestment of distributions	7,659,869	55,457,455	1,454,597	23,244,460
Shares redeemed	(722,709)	(11,385,734)	(6,444,966)	(105,308,118)

Net increase (decrease)	7,271,254	$49,448,958	(3,718,684)	$(59,517,033)

Class 4 Shares:
Shares sold	203,851	$3,378,936	1,157,788	$20,021,648
Shares issued in reinvestment of distributions	2,839,880	20,021,151	2,201,982	34,835,359
Shares redeemed	(298,769)	(3,974,675)	(15,445,351)	(247,086,028)

Net increase (decrease)	2,744,962	$19,425,412	(12,085,581)	$(192,229,021)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FFC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class 2 and Class 4 of the Fund do not exceed 0.71%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

Semiannual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$82,578,354

Unrealized appreciation	$44,975,117
Unrealized depreciation	(341,613)

Net unrealized appreciation (depreciation)	$44,633,504

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $ 56,895,981 and $ 69,188,559, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

FFC-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Semiannual Report	FFC-19

Franklin Founding Funds Allocation VIP Fund

This semiannual report for Franklin Founding Funds Allocation VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +0.60% total return* for the six-month period ended June 30, 2015.

*The Fund has an expense reduction contractually guaranteed through at least 4/30/16. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFA-1

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Fund Goals and Main Investments

Franklin Founding Funds Allocation VIP Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund.

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) generated a +1.23% total return and the MSCI World Index produced a +2.95% total return for the same period.1

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while gold prices declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. In the eurozone, economic growth improved somewhat during the six-month period. The region avoided deflation as the annual inflation rate rose in May. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, which helped limit fears about Greece’s debt situation.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FFA-2	Semiannual Report

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

In emerging markets, economic growth generally moderated. Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.3

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund and Templeton Growth VIP Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the six months under review, Franklin Income VIP Fund – Class 1 underperformed the S&P 500, while Franklin Mutual Shares VIP Fund – Class 1 outperformed the S&P 500. Templeton Growth VIP Fund – Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Founding Funds Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. Source: MSCI. Please see Index Descriptions following the Fund Summaries.

3. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	FFA-3

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15	Fund-Level Expenses Incurred During Period** 1/1/15–6/30/15
Actual	$1,000	$1,006.00	$1.74	$5.02
Hypothetical (5% return before expenses)	$1,000	$1,023.06	$1.76	$5.06

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (0.35%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (1.01%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FFA-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Founding Funds Allocation VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.47	$7.47	$8.55	$7.63	$7.73	$7.15

Income from investment operations[a]:

Net investment income[b,c]	0.19	0.22	0.30	0.26	0.25	0.24

Net realized and unrealized gains (losses)	(0.13)	0.02	1.42	0.90	(0.35)	0.52

Total from investment operations	0.06	0.24	1.72	1.16	(0.10)	0.76

Less distributions from:

Net investment income	(0.24)	(0.23)	(1.15)	(0.24)	(—)[d]	(0.18)

Net realized gains	(0.01)	(0.01)	(1.65)	—	—	(—)[d]

Total distributions	(0.25)	(0.24)	(2.80)	(0.24)	(—)[d]	(0.18)

Net asset value, end of period	$7.28	$7.47	$7.47	$8.55	$7.63	$7.73

Total return[e]	0.72%	3.05%	24.14%	15.56%	(1.28)%	10.64%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[g]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	4.72%	2.88%	3.67%	4.06%	3.44%	3.04%

Supplemental data

Net assets, end of period (000’s)	$1,165	$1,114	$952	$767	$470	$437

Portfolio turnover rate	2.50%	4.80%	3.91%	28.46% [h]	58.42%	17.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2015.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.42	$7.42	$8.51	$7.59	$7.71	$7.14

Income from investment operations[a]:

Net investment income[b,c]	0.17	0.20	0.27	0.25	0.23	0.21

Net realized and unrealized gains (losses)	(0.12)	0.02	1.42	0.89	(0.35)	0.52

Total from investment operations	0.05	0.22	1.69	1.14	(0.12)	0.73

Less distributions from:

Net investment income	(0.22)	(0.21)	(1.13)	(0.22)	(—)[d]	(0.16)

Net realized gains	(0.01)	(0.01)	(1.65)	—	—	(—)[d]

Total distributions	(0.23)	(0.22)	(2.78)	(0.22)	(—)[d]	(0.16)

Net asset value, end of period	$7.24	$7.42	$7.42	$8.51	$7.59	$7.71

Total return[e]	0.60%	2.85%	23.77%	15.33%	(1.54)%	10.25%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[g]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	4.47%	2.63%	3.42%	3.81%	3.19%	2.79%

Supplemental data

Net assets, end of period (000’s)	$536,039	$557,704	$547,506	$472,686	$448,101	$488,057

Portfolio turnover rate	2.50%	4.80%	3.91%	28.46% [h]	58.42%	17.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2015.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FFA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Founding Funds Allocation VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.54	$7.54	$8.49	$7.58	$7.71	$7.14

Income from investment operations[a]:

Net investment income[b,c]	0.17	0.20	0.26	0.30	0.24	0.19

Net realized and unrealized gains (losses)	(0.13)	0.02	1.43	0.83	(0.37)	0.54

Total from investment operations	0.04	0.22	1.69	1.13	(0.13)	0.73

Less distributions from:

Net investment income	(0.21)	(0.21)	(0.99)	(0.22)	(—)[d]	(0.16)

Net realized gains	(0.01)	(0.01)	(1.65)	—	—	(—)[d]

Total distributions	(0.22)	(0.22)	(2.64)	(0.22)	(—)[d]	(0.16)

Net asset value, end of period	$7.36	$7.54	$7.54	$8.49	$7.58	$7.71

Total return[e]	0.45%	2.75%	23.68%	15.17%	(1.67)%	10.24%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[g]	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	4.37%	2.53%	3.32%	3.71%	3.09%	2.69%

Supplemental data

Net assets, end of period (000’s)	$649,348	$702,324	$676,781	$493,813	$2,860,928	$3,036,272

Portfolio turnover rate	2.50%	4.80%	3.91%	28.46% [h]	58.42%	17.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.66% for the period ended June 30, 2015.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Founding Funds Allocation VIP Fund

	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 33.2%
Franklin Mutual Shares VIP Fund, Class 1	16,815,586	$393,652,857

Domestic Hybrid 33.1%
Franklin Income VIP Fund, Class 1	25,231,943	392,609,031

Foreign Equity 32.8%
Templeton Growth VIP Fund, Class 1	26,663,630	389,555,629

Total Investments in Underlying Funds (Cost $851,373,690) 99.1%		1,175,817,517
Other Assets, less Liabilities 0.9%		10,734,917

Net Assets 100.0%		$1,186,552,434

aSee Note 3(d) regarding investments in Underlying Funds.

FFA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Founding Funds Allocation VIP Fund
Assets:
Investments in Underlying Funds: (Note 3d)
Cost	$851,373,690

Value	$1,175,817,517
Cash	11,312,261
Receivables from capital shares sold	406,389
Other assets	513

Total assets	1,187,536,680

Liabilities:
Payables:
Capital shares redeemed	197,514
Administrative fees	87,135
Distribution fees	625,786
Reports to shareholders	53,990
Accrued expenses and other liabilities	19,821

Total liabilities	984,246

Net assets, at value	$1,186,552,434

Net assets consist of:
Paid-in capital	$885,970,754
Undistributed net investment income	25,499,289
Net unrealized appreciation (depreciation)	324,443,827
Accumulated net realized gain (loss)	(49,361,436)

Net assets, at value	$1,186,552,434

Class 1:
Net assets, at value	$1,165,136

Shares outstanding	159,986

Net asset value and maximum offering price per share	$7.28

Class 2:
Net assets, at value	$536,038,874

Shares outstanding	74,026,307

Net asset value and maximum offering price per share	$7.24

Class 4:
Net assets, at value	$649,348,424

Shares outstanding	88,168,720

Net asset value and maximum offering price per share	$7.36

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Founding Funds Allocation VIP Fund
Investment income:
Dividends from Underlying Funds (Note 3d)	$29,569,903

Expenses:
Administrative fees (Note 3a)	613,189
Distribution fees: (Note 3b)
Class 2	686,069
Class 4	1,181,615
Reports to shareholders	47,392
Professional fees	16,338
Trustees’ fees and expenses	2,696
Other	6,362

Total expenses	2,553,661
Expenses waived/paid by affiliates (Note 3e)	(72,792)

Net expenses	2,480,869

Net investment income	27,089,034

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds (Note 3d)	5,867,736
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(24,727,651)

Net realized and unrealized gain (loss)	(18,859,915)

Net increase (decrease) in net assets resulting from operations	$8,229,119

FFA-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Founding Funds Allocation VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$27,089,034	$33,255,768
Net realized gain (loss)	5,867,736	1,584,965
Net change in unrealized appreciation (depreciation)	(24,727,651)	(1,653,471)

Net increase (decrease) in net assets resulting from operations	8,229,119	33,187,262

Distributions to shareholders from:
Net investment income:
Class 1	(36,795)	(32,764)
Class 2	(15,525,526)	(15,578,364)
Class 4	(17,645,320)	(19,895,877)
Net realized gains:
Class 1	(1,845)	(924)
Class 2	(848,940)	(475,173)
Class 4	(1,013,211)	(618,180)

Total distributions to shareholders	(35,071,637)	(36,601,282)

Capital share transactions: (Note 2)
Class 1	82,435	164,958
Class 2	(9,093,407)	11,105,994
Class 4	(38,735,289)	28,046,285

Total capital share transactions	(47,746,261)	39,317,237

Net increase (decrease) in net assets	(74,588,779)	35,903,217
Net assets:
Beginning of period	1,261,141,213	1,225,237,996

End of period	$1,186,552,434	$1,261,141,213

Undistributed net investment income included in net assets:
End of period	$25,499,289	$31,617,896

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Founding Funds Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Founding Funds Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing NAV each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

FFA-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Founding Funds Allocation VIP Fund (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	13,554	$103,680	37,779	$289,740
Shares issued in reinvestment of distributions	5,229	38,640	4,341	33,688
Shares redeemed	(7,884)	(59,885)	(20,435)	(158,470)

Net increase (decrease)	10,899	$82,435	21,685	$164,958

Class 2 Shares:
Shares sold	3,221,994	$24,332,577	11,044,608	$83,657,513
Shares issued in reinvestment of distributions	2,227,819	16,374,466	2,082,171	16,053,537
Shares redeemed	(6,598,388)	(49,800,450)	(11,722,596)	(88,605,056)

Net increase (decrease)	(1,148,575)	$(9,093,407)	1,404,183	$11,105,994

Class 4 Shares:
Shares sold	1,873,838	$14,361,530	13,809,688	$106,773,129
Shares issued in reinvestment of distributions	2,494,456	18,658,531	2,616,589	20,514,057
Shares redeemed	(9,404,929)	(71,755,350)	(12,995,650)	(99,240,901)

Net increase (decrease)	(5,036,635)	$(38,735,289)	3,430,627	$28,046,285

Semiannual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors/trustees of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investments in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Investments in Underlying Funds

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the period ended June 30, 2015, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Period
Franklin Income VIP Fund, Class 1	25,395,586	1,180,811	(1,344,454)	25,231,943	$392,609,031	$18,633,204	$(648,417)	5.73%
Franklin Mutual Shares VIP Fund, Class 1	18,222,604	—	(1,407,018)	16,815,586	393,652,857	—	6,924,148	7.97%
Templeton Growth VIP Fund, Class 1	28,094,843	802,743	(2,233,956)	26,663,630	389,555,629	10,936,699	(407,995)	22.86%

Total					$1,175,817,517	$29,569,903	$5,867,736

e. Waiver and Expense Reimbursements

FT Services contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016.

FFA-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$905,033,651

Unrealized appreciation	$270,783,866
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$270,783,866

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of Underlying Funds (excluding short term securities) for the period ended June 30, 2015, aggregated $30,569,903 and $89,100,000, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Semiannual Report	FFA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Founding Funds Allocation VIP Fund (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1. For detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FFA-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Founding Funds Allocation VIP Fund

During the fiscal year ended December 31, 2014, the Fund, a qualified fund of funds under Section 852(g)(2) of Internal Revenue Code (Code), received an allocation of foreign taxes paid from one or more of its underlying funds. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid by underlying funds, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on June 12, 2015, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0026	$0.0353
Class 2	$0.0026	$0.0353
Class 4	$0.0026	$0.0353

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Semiannual Report	FFA-17

Franklin Global Real Estate VIP Fund

This semiannual report for Franklin Global Real Estate VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares had a -2.93% total return for the six-month period ended June 30, 2015.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FGR-1

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments

Franklin Global Real Estate VIP Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

What is a REIT?

A REIT is a type of real estate company that is dedicated to owning and usually operating income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs generally receive income from rents received, are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index had a -2.78% total return for the same period.1

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while gold prices declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FGR-2	Semiannual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

increase would be appropriate, based on labor market and inflation data. In its June meeting, the Fed lowered its economic growth forecast for 2015 and raised unemployment estimates given the weak start to the year.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved somewhat during the six-month period. Spain expanded at a solid pace, and France and Italy returned to growth in 2015’s first quarter. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports. The region avoided deflation as the annual inflation rate rose in May. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, but Greece’s debt situation remained a major concern.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. A ceasefire agreement between Russia and Ukraine helped emerging market stocks early in the period. However, Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.3

Global Real Estate Market Overview

Overall, global real estate markets declined modestly during the six months under review. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, China and Spain far outpaced the index and led global real estate markets. The U.K., Hong Kong and Singapore also posted solid results. In contrast, some markets represented in the index lost value, including the Netherlands, Canada, Germany, Sweden and the U.S., the index’s largest country weighting.

Investment Strategy

We seek to limit price volatility by investing across markets and property types and seek to provide a consistently high level of income in our pursuit of high total return. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the FTSE EPRA/NAREIT Developed Index included stock selection in the office space sector, notably our position in Derwent London. Shares of the

Top 10 Countries
6/30/15
% of Total Net Assets
U.S.	51.8%
Japan	11.9%
Hong Kong	7.5%
U.K.	7.1%
Australia	5.5%
France	4.2%
Singapore	3.2%
Germany	2.3%
Sweden	1.4%
China	1.2%

2. Source: MSCI. Please see Index Descriptions following the Fund Summaries.

3. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	FGR-3

FRANKLIN GLOBAL REAL ESTATE VIP FUND

U.K.-based office REIT outperformed many European peers, as the central London office market continued to show strength. Derwent acquired assets early in the period, and the company maintained a solid development pipeline and significant potential for rental reversions (rental renewals with amendments) in its portfolio. In our analysis, the company has strong potential growth from portfolio properties with fundamentals that are favorable compared to many peers. Company management expected healthy rental growth in 2015 amid robust tenant demand, as the overall market’s vacancy levels remained low.

The Fund’s investment in U.S.-based Extra Space Storage also enhanced relative performance for the first half of 2015. Among self-storage REITs, Extra Space Storage performed exceptionally well and outperformed the benchmark index, reflecting strong self-storage operating fundamentals.4 In the past few years, the company sought to take advantage of consolidation opportunities within the self-storage sector by acquiring portfolios it believed had the potential to contribute to its revenues and earnings. As a result, the company continued to generate robust core operational results with accelerating revenue growth.

Shares of U.K.-based, student housing REIT Unite Group outperformed many European peers during the period, supporting relative Fund performance. Student-housing investment transactions in the U.K. reached record volumes in the first quarter of 2015. Market transactions are expected to have a positive impact on Unite’s 2015 valuation and development pipeline, as property yields compressed, especially in London. On the operational side, Unite expected solid rental growth as student demand continued to strengthen and reservations outpaced those in prior years.

In contrast, key detractors from the Fund’s relative performance included stock selection in the industrial property sector, particulary Nippon Prologis REIT. Shares of the Japanese REIT underperformed the benchmark index during the six-month period, resulting from investor concerns about the upcoming influx of supply in the Tokyo logistics market in late 2015 and 2016. Overall, Nippon Prologis’s occupancy rate continued to be high, as the company has a high-quality portfolio, and demand for class-A logistics facilities remained healthy. We believe the company will continue to pursue external growth by leveraging the ample pipeline of its sponsor, U.S.-based REIT Prologis, but the pace may slow given the longer lease-up time for newly built properties.

Security selection in the diversified sector also hampered relative results, notably our position in Wereldhave. Shares of the Netherlands REIT underperformed many European peers, as investors anticipated the company would sell new shares to finance acquisitions. Near period-end, the company completed an equity offering to finance the acquisition of a portfolio of medium-sized Dutch shopping centers from French REIT Klepierre (also a Fund holding). We reduced our position in Wereldhave during the period. The company’s 2014 operational performance was stable, with healthy year-over-year rental growth. We expect Wereldhave to focus on property management to improve occupancy levels and tenant mix and to integrate its latest acquisitions to its shopping center platform.

Although stock selection in the hotel/resort sector contributed to relative performance, the Fund’s investment in U.S.-based Host Hotels & Resorts hurt results. Shares underperformed the benchmark index primarily due to the hotel operator’s weaker-than-expected first-quarter earnings report and the lower-than-expected full-year earnings guidance the company provided in early 2015. Notwithstanding the industry’s overall healthy

Top 10 Holdings
6/30/15
Company Sector/Industry, Country	% of Total Net Assets
Simon Property Group Inc. Retail REITs, U.S.	4.8%
Mitsui Fudosan Co. Ltd. Diversified Real Estate Activities, Japan	3.6%
Unibail-Rodamco SE Retail REITs, France	3.1%
Equity Residential Residential REITs, U.S.	2.7%
Mitsubishi Estate Co. Ltd. Diversified Real Estate Activities, Japan	2.6%
Hong Kong Land Holdings Ltd. Real Estate Operating Companies, Hong Kong	2.0%
Boston Properties Inc. Office REITs, U.S.	2.0%
Prologis Inc. Industrial REITs, U.S.	1.9%
Vornado Realty Trust Office REITs, U.S.	1.9%
Health Care REIT Inc. Health Care REITs, U.S.	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

4. Self-storage REITs are in specialized REITs in the SOI.

FGR-4	Semiannual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

lodging fundamentals, the company’s earnings results were negatively affected by ongoing renovations at some properties, as well as by soft market fundamentals in New York City, the company’s largest market, where room rate growth slowed because of new supply in this market.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FGR-5

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$ 970.70	$6.65
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$6.80

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.36%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FGR-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.36	$14.29		$14.66	$11.47	$13.12	$11.16

Income from investment operations[a]:

Net investment income[b]	0.09	0.26		0.24	0.25	0.21	0.38

Net realized and unrealized gains (losses)	(0.55)	1.92		0.13	2.94	(0.83)	1.94

Total from investment operations	(0.46)	2.18		0.37	3.19	(0.62)	2.32

Less distributions from net investment income and net foreign currency gains	(0.55)	(0.11)		(0.74)	—	(1.03)	(0.36)

Net asset value, end of period	$15.35	$16.36		$14.29	$14.66	$11.47	$13.12

Total return[c]	(2.85)%	15.27%		2.61%	27.81%	(5.45)%	21.24%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.11%	1.10%		1.10%	1.11%	1.12%	1.11%

Expenses net of waiver and payments by affiliates	1.11%	1.10%	[e]	1.10%	1.07%	0.98%	0.86%

Net investment income	1.06%	1.66%		1.62%	1.92%	1.64%	3.24%

Supplemental data

Net assets, end of period (000’s)	$33,250	$35,686		$34,276	$38,329	$33,670	$40,430

Portfolio turnover rate	12.22%	16.67%		21.29%	22.29%	28.95%	76.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.95	$13.93		$14.27	$11.20	$12.83	$10.92

Income from investment operations[a]:

Net investment income[b]	0.07	0.21		0.20	0.21	0.17	0.34

Net realized and unrealized gains (losses)	(0.53)	1.88		0.13	2.86	(0.81)	1.90

Total from investment operations	(0.46)	2.09		0.33	3.07	(0.64)	2.24

Less distributions from net investment income and net foreign currency gains	(0.51)	(0.07)		(0.67)	—	(0.99)	(0.33)

Net asset value, end of period	$14.98	$15.95		$13.93	$14.27	$11.20	$12.83

Total return[c]	(2.93)%	15.01%		2.32%	27.41%	(5.65)%	20.97%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.36%	1.35%		1.35%	1.36%	1.37%	1.36%

Expenses net of waiver and payments by affiliates	1.36%	1.35%	[e]	1.35%	1.32%	1.23%	1.11%

Net investment income	0.81%	1.41%		1.37%	1.67%	1.39%	2.99%

Supplemental data

Net assets, end of period (000’s)	$304,371	$333,554		$328,825	$344,044	$292,356	$352,854

Portfolio turnover rate	12.22%	16.67%		21.29%	22.29%	28.95%	76.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FGR-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Global Real Estate VIP Fund
		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests 99.1%
	Diversified Real Estate Activities 10.8%
	CapitaLand Ltd.	Singapore	1,527,462	$3,969,201
	Mitsubishi Estate Co. Ltd.	Japan	404,360	8,710,639
	Mitsui Fudosan Co. Ltd.	Japan	434,857	12,176,280
	Sun Hung Kai Properties Ltd.	Hong Kong	338,533	5,498,353
	Sun Hung Kai Properties Ltd., wts., 4/22/16	Hong Kong	30,644	108,911
	Tokyo Tatemono Co. Ltd.	Japan	183,408	2,547,535
	The Wharf Holdings Ltd.	Hong Kong	509,906	3,394,264

				36,405,183

	Diversified REITs 10.6%
a	Activia Properties Inc., 144A	Japan	235	1,991,135
	American Assets Trust Inc.	United States	63,039	2,471,759
	British Land Co. PLC	United Kingdom	366,131	4,564,147
	Canadian REIT	Canada	52,814	1,794,999
	Duke Realty Corp.	United States	116,000	2,154,120
	Hulic REIT Inc.	Japan	537	765,200
a	Hulic REIT Inc., 144A	Japan	1,101	1,568,873
	Kenedix Office Investment Corp.	Japan	533	2,673,928
	Land Securities Group PLC	United Kingdom	316,181	5,980,513
	Mirvac Group	Australia	1,517,712	2,165,631
	Stockland	Australia	1,126,314	3,561,777
	Suntec REIT	Singapore	1,410,030	1,805,852
	Wereldhave N.V.	Netherlands	30,388	1,724,791
	WP Carey Inc.	United States	43,626	2,571,316

				35,794,041

	Health Care REITs 6.0%
	HCP Inc.	United States	127,141	4,636,832
	Health Care REIT Inc.	United States	96,264	6,317,807
	OMEGA Healthcare Investors Inc.	United States	46,000	1,579,180
	Sabra Health Care REIT Inc.	United States	68,626	1,766,433
	Ventas Inc.	United States	95,487	5,928,788

				20,229,040

	Hotel & Resort REITs 3.7%
	Hoshino Resorts REIT Inc.	Japan	83	917,551
	Host Hotels & Resorts Inc.	United States	199,967	3,965,346
	Pebblebrook Hotel Trust	United States	84,222	3,611,439
	Summit Hotel Properties Inc.	United States	110,600	1,438,906
	Sunstone Hotel Investors Inc.	United States	159,537	2,394,650

				12,327,892

	Hotels, Resorts & Cruise Lines 0.9%
b	Hilton Worldwide Holdings Inc.	United States	62,190	1,713,334
	Melia Hotels International SA	Spain	113,533	1,498,078

				3,211,412

	Industrial REITs 5.4%
	First Industrial Realty Trust Inc.	United States	96,300	1,803,699
	Goodman Group	Australia	873,626	4,224,900
	Mapletree Logistics Trust	Singapore	1,756,030	1,473,245
	Nippon Prologis REIT Inc.	Japan	1,498	2,758,797
	PLA Administradora Industrial S de RL de CV	Mexico	383,400	750,065

Semiannual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Industrial REITs (continued)
a	PLA Administradora Industrial S de RL de CV, 144A	Mexico	354,370	$693,272
	Prologis Inc.	United States	175,664	6,517,134

				18,221,112

	Office REITs 14.0%
	Alexandria Real Estate Equities Inc.	United States	49,907	4,364,866
	Boston Properties Inc.	United States	55,380	6,703,195
	Brandywine Realty Trust	United States	85,546	1,136,051
	Coresite Realty Corp.	United States	30,887	1,403,505
	CyrusOne Inc.	United States	45,400	1,337,030
	Daiwa Office Investment Corp.	Japan	70	335,158
a	Daiwa Office Investment Corp., 144A	Japan	198	948,019
	Derwent London PLC	United Kingdom	74,799	3,997,664
	Digital Realty Trust Inc.	United States	22,443	1,496,499
	Great Portland Estates PLC	United Kingdom	310,426	3,784,391
	Highwoods Properties Inc.	United States	55,217	2,205,919
	Japan Real Estate Investment Corp.	Japan	466	2,116,971
	Kilroy Realty Corp.	United States	72,018	4,836,009
	Paramount Group Inc.	United States	97,590	1,674,645
	SL Green Realty Corp.	United States	41,493	4,559,666
	Vornado Realty Trust	United States	66,568	6,319,300

				47,218,888

	Real Estate Development 1.8%
	China Overseas Land & Investment Ltd.	China	500,657	1,772,917
	China Resources Land Ltd.	China	268,000	869,518
	KWG Property Holdings Ltd.	China	1,513,000	1,274,553
	Sino Land Co. Ltd.	Hong Kong	1,332,288	2,230,893

				6,147,881

	Real Estate Operating Companies 8.5%
	Brookfield Property Partners LP	United States	106,100	2,346,263
	Castellum AB	Sweden	93,920	1,319,491
	Deutsche Annington Immobilien SE	Germany	117,513	3,313,348
	Deutsche Euroshop AG	Germany	34,187	1,500,747
a	Deutsche Euroshop AG, 144A	Germany	8,259	362,555
	Global Logistic Properties Ltd.	Singapore	1,486,170	2,791,603
	Hemfosa Fastigheter AB	Sweden	74,730	761,507
a	Hemfosa Fastigheter AB, 144A	Sweden	77,200	786,677
a,b	Hispania Activos Inmobiliarios SAU, 144A	Spain	34,316	503,284
	Hong Kong Land Holdings Ltd.	Hong Kong	828,943	6,797,332
	Hufvudstaden AB, A	Sweden	157,946	1,921,862
	Hysan Development Co. Ltd.	Hong Kong	500,347	2,165,557
	LEG Immobilien AG	Germany	5,690	395,185
a	LEG Immobilien AG, 144A	Germany	33,110	2,299,573
	Unite Group PLC	United Kingdom	167,585	1,504,623
a	Unite Group PLC, 144A	United Kingdom	9,344	83,893

				28,853,500

	Residential REITs 9.8%
	Apartment Investment & Management Co., A	United States	94,705	3,497,456
	AvalonBay Communities Inc.	United States	33,467	5,350,369
	Equity Lifestyle Properties Inc.	United States	56,400	2,965,512

FGR-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares/Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Residential REITs (continued)
	Equity Residential	United States	128,928	$9,046,878
	Essex Property Trust Inc.	United States	28,005	5,951,062
	Invincible Investment Corp.	Japan	3,538	1,887,666
	UDR Inc.	United States	136,131	4,360,276

				33,059,219

	Retail REITs 23.9%
	Brixmor Property Group Inc.	United States	73,400	1,697,742
	CapitaLand Mall Trust	Singapore	384,879	614,366
	Eurocommercial Properties NV, IDR	Netherlands	34,695	1,446,296
	Federal Realty Investment Trust	United States	24,409	3,126,549
	General Growth Properties Inc.	United States	225,617	5,789,332
	Hammerson PLC	United Kingdom	409,353	3,958,241
a,b	Kenedix Retail REIT Corp., 144A	Japan	360	854,482
	Kimco Realty Corp.	United States	76,869	1,732,627
	Klepierre	France	83,400	3,667,150
	The Link REIT	Hong Kong	866,788	5,082,210
	The Macerich Co.	United States	44,164	3,294,635
	Realty Income Corp.	United States	86,303	3,830,990
	Regency Centers Corp.	United States	63,193	3,727,123
	RioCan REIT	Canada	92,026	1,972,407
	Scentre Group	Australia	1,303,403	3,769,930
	Simon Property Group Inc.	United States	93,608	16,196,056
	Taubman Centers Inc.	United States	34,582	2,403,449
	Unibail-Rodamco SE	France	40,804	10,308,960
	Weingarten Realty Investors	United States	73,510	2,403,042
	Westfield Corp.	Australia	680,562	4,787,247

				80,662,834

	Specialized REITs 3.7%
	CubeSmart	United States	128,484	2,975,689
	Extra Space Storage Inc.	United States	57,504	3,750,411
	Public Storage	United States	30,614	5,644,303

				12,370,403

	Total Common Stocks and Other Equity Interests (Cost $222,863,443)			334,501,405

Semiannual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Principal Amount	Value
	Short Term Investments (Cost $2,739,889) 0.8%
	Repurchase Agreements 0.8%
c	Joint Repurchase Agreement, 0.095%, 7/01/15 (Maturity Value $2,739,897)	United States	$2,739,889	$2,739,889
	BNP Paribas Securities Corp. (Maturity Value $672,371)
	HSBC Securities (USA) Inc. (Maturity Value $1,411,978)
	Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $655,548)

Collateralized by U.S. Government Agency Securities,
0.000% - 5.50%, 12/01/15 - 6/12/20; U.S. Government Agency Securities, Strips, 6/01/17; [d]U.S. Treasury Bills, 3/31/16; U.S. Treasury Bonds, 3.125%, 8/15/44; and U.S. Treasury Notes, 1.25% - 1.75%, 1/31/19 - 9/30/19 (valued at $2,795,248)

	Total Investments (Cost $225,603,332) 99.9%			337,241,294
	Other Assets, less Liabilities 0.1%			380,057

	Net Assets 100.0%			$337,621,351

See Abbreviations on page FGR-22.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $10,091,763, representing 2.99% of net assets.

bNon-income producing.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FGR-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Global Real Estate VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$222,863,443
Cost - Repurchase agreements	2,739,889

Total cost of investments	$225,603,332

Value - Unaffiliated issuers	$334,501,405
Value - Repurchase agreements	2,739,889

Total value of investments	337,241,294
Foreign currency, at value (cost $56,736)	56,685
Receivables:
Capital shares sold	24,225
Dividends	1,218,028
Other assets	163

Total assets	338,540,395

Liabilities:
Payables:
Capital shares redeemed	359,002
Management fees	299,646
Distribution fees	133,668
Reports to shareholders	84,873
Accrued expenses and other liabilities	41,855

Total liabilities	919,044

Net assets, at value	$337,621,351

Net assets consist of:
Paid-in capital	$549,021,184
Distributions in excess of net investment income	(5,741,120)
Net unrealized appreciation (depreciation)	111,633,545
Accumulated net realized gain (loss)	(317,292,258)

Net assets, at value	$337,621,351

Class 1:
Net assets, at value	$33,249,888

Shares outstanding	2,165,712

Net asset value and maximum offering price per share	$15.35

Class 2:
Net assets, at value	$304,371,463

Shares outstanding	20,322,711

Net asset value and maximum offering price per share	$14.98

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Global Real Estate VIP Fund
Investment income:
Dividends (net of foreign taxes of $216,802)	$3,980,100
Interest	872

Total investment income	3,980,972

Expenses:
Management fees (Note 3a)	1,927,989
Distribution fees - Class 2 (Note 3c)	413,535
Custodian fees (Note 4)	15,644
Reports to shareholders	43,179
Professional fees	34,088
Trustees’ fees and expenses	789
Other	8,389

Total expenses	2,443,613

Net investment income	1,537,359

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	15,141,287
Realized gain distributions from REITs	1,431,733
Foreign currency transactions	2,393

Net realized gain (loss)	16,575,413

Net change in unrealized appreciation (depreciation) on:
Investments	(27,627,670)
Translation of other assets and liabilities denominated in foreign currencies	3,433

Net change in unrealized appreciation (depreciation)	(27,624,237)

Net realized and unrealized gain (loss)	(11,048,824)

Net increase (decrease) in net assets resulting from operations	$(9,511,465)

FGR-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,537,359	$5,302,835
Net realized gain (loss)	16,575,413	19,806,993
Net change in unrealized appreciation (depreciation)	(27,624,237)	26,399,081

Net increase (decrease) in net assets resulting from operations	(9,511,465)	51,508,909

Distributions to shareholders from:
Net investment income:
Class 1	(1,164,404)	(245,080)
Class 2	(10,130,962)	(1,512,651)

Total distributions to shareholders	(11,295,366)	(1,757,731)

Capital share transactions: (Note 2)
Class 1	(356,624)	(3,375,482)
Class 2	(10,455,273)	(40,236,768)

Total capital share transactions	(10,811,897)	(43,612,250)

Net increase (decrease) in net assets	(31,618,728)	6,138,928
Net assets:
Beginning of period	369,240,079	363,101,151

End of period	$337,621,351	$369,240,079

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(5,741,120)	$4,016,887

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Global Real Estate VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2015, 59.81% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close

FGR-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain for-

Semiannual Report	FGR-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

eign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FGR-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	15,913	$268,745	35,637	$504,194
Shares issued in reinvestment of distributions	74,498	1,164,404	15,710	245,080
Shares redeemed	(106,370)	(1,789,773)	(268,861)	(4,124,756)

Net increase (decrease)	(15,959)	$(356,624)	(217,514)	$(3,375,482)

Class 2 Shares:
Shares sold	334,853	$5,495,453	356,475	$5,291,990
Shares issued in reinvestment of distributions	664,325	10,130,962	99,321	1,512,651
Shares redeemed	(1,592,442)	(26,081,688)	(3,144,492)	(47,041,409)

Net increase (decrease)	(593,264)	$(10,455,273)	(2,688,696)	$(40,236,768)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

Semiannual Report	FGR-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

3. Transactions With Affiliates (continued)

b. Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of Class 2. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$112,838,568
2017	207,448,609
2018	2,192,369

Total capital loss carryforwards	$322,479,546

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$243,680,938

Unrealized appreciation	$100,805,074
Unrealized depreciation	(7,244,718)

Net unrealized appreciation (depreciation)	$93,560,356

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $44,280,823 and $61,670,928, respectively.

FGR-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$334,501,405	$—	$—	$334,501,405
Short Term Investments	—	2,739,889	—	2,739,889

Total Investments in Securities	$334,501,405	$2,739,889	$—	$337,241,294

aFor detailed categories, see the accompanying Statement of Investments.

Semiannual Report	FGR-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

10. New Accounting Pronouncement

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

IDR	International Depositary Receipt

REIT	Real Estate Investment Trust

FGR-22	Semiannual Report

Franklin Growth and Income VIP Fund

This semiannual report for Franklin Growth and Income VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a -0.72% total return for the six-month period ended June 30, 2015.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FGI-1

FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goals and Main Investments

Franklin Growth and Income VIP Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +1.23% total return.1 The Fund’s peers as measured by the Lipper VIP Equity Income Funds Classification Average posted a +1.41% return for the same period.2

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy price, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.3 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FGI-2	Semiannual Report

FRANKLIN GROWTH AND INCOME VIP FUND

Investor confidence grew during the period as corporate profits remained healthy, the Fed showed caution about raising interest rates, economic data in Europe and Japan improved and China introduced more stimulus measures. However, the stock markets endured some sell-offs when many investors reacted to debt negotiations between Greece and its creditors, geopolitical tensions in certain regions, and less robust growth in China. For the six months under review, U.S. stocks, as measured by the S&P 500 and the Dow Jones Industrial Average, rose marginally after both reached all-time highs in May.4

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the period under review, several sectors the Fund invested in rose in value, including consumer discretionary and health care. In contrast, many other sectors the Fund invested in declined in value. Key detracting sectors included information technology (IT), utilities and energy.

In consumer discretionary, key contributors included our equity-linked security in Internet retailer Amazon.com and our stock position in sports footwear, apparel, equipment, accessories and services company NIKE. Amazon.com helped relative results, as the Internet retailer generated year-over-year margin expansion in 2014’s fourth quarter and in 2015’s first quarter. In its first-quarter earnings report, Amazon.com announced a loss that investors appeared to overlook as the company disclosed the revenues and profitability of Amazon Web Services (AWS), its cloud computing platform, for the first time. With robust annual revenue growth and a high profit margin, AWS was more profitable than many analysts had estimated. The company’s core retail business generated strong revenue growth in North America and internationally. NIKE continued to benefit from the strong growth trend in global athletic participation. Additionally, factors including the company’s strong brand, innovation and geographic expansion spurred growth exceeding that of its peers. NIKE’s margins expanded as a result of its premium price product mix and a shift in distribution channels. NIKE generated strong free cash flow and had a favorable capital return strategy that consistently raised dividends and implemented share buybacks. The company’s balance sheet was healthy, in our view, and allowed for further capital returns opportunities.

In health care, pharmaceutical companies Eli Lilly & Co. and Sanofi and pharmaceuticals and diagnostics developer Roche Holding5 were key contributors. Eli Lilly experienced a strong first quarter that suggested to us that it was moving past a challenging period in which a number of its patents expired. The company announced that phase III results for its experimental Alzheimer’s drug would become available earlier than

Top 10 Holdings
6/30/15
Company Sector/Industry	% of Total Net Assets
Eli Lilly & Co. Health Care	2.4%
NIKE Inc., B Consumer Discretionary	2.4%
Barclays Bank PLC into Amazon.com Inc., 144A Consumer Discretionary	2.3%
Target Corp. Consumer Discretionary	2.2%
JPMorgan Chase & Co. Financials	2.2%
Cisco Systems Inc. Information Technology	2.2%
Ford Motor Co. Consumer Discretionary	2.2%
BlackRock Inc. Financials	2.2%
Microsoft Corp. Information Technology	2.1%
L Brands Inc. Consumer Discretionary	2.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

4. Please see Index Descriptions following the Fund Summaries.

5. Sold by period-end.

Semiannual Report	FGI-3

FRANKLIN GROWTH AND INCOME VIP FUND

expected. Sanofi benefited from the appointment of a new chief executive officer. Roche showed promising results from its product pipeline, particularly among its non-cancer drugs. The company announced that in clinical trials, its experimental multiple sclerosis drug met expectations and outperformed a competitor’s medication.

In contrast, among IT holdings, top detractors included data storage company Seagate Technology, semiconductor maker Intel and software firm Microsoft. The personal computer (PC) market struggled during the period owing largely to unfavorable currency exchange rates in overseas markets, which delayed demand. Additionally, Microsoft terminated support of its Windows XP operating system during late 2014, effectively ending a PC replacement cycle. Finally, distributors reduced PC inventories in advance of the Windows 10 operating system launch. Seagate suffered from weak revenue levels in its first quarter driven by a slowdown in the PC market, which accounts for nearly half of Seagate’s revenue. Shares of Intel, the world’s leading microprocessor supplier, were hurt by weak global desktop and notebook computer sales during the period. The company also struggled to execute and gain market share in the smartphone market. Intel shares also were pressured after the announcement of its intention to acquire Altera, a leading programmable logic semiconductor company. Microsoft was also hurt by weakness in the PC market, which accounts for a considerable portion of the company’s gross profit. Microsoft had low earnings in its first quarter as sales from its devices and consumer business, licensing, phone and hardware divisions declined.

Within utilities, electric power company Duke Energy and power and energy company Dominion Resources were major detractors. Duke Energy lagged the utility average during the period as U.S. dollar strength weighed on translated earnings of the company’s international operations. Our position in Dominion Resources was hurt by falling power prices in New England.

In the energy sector, significant detractors included a convertible preferred stock holding in oil and natural gas exploration and production company Chesapeake Energy as well as stocks of oil and natural gas producer Royal Dutch Shell and multinational energy corporation Chevron. Energy stocks underperformed the broader markets despite a modest recovery in crude oil prices by period-end, which helped offset a drop in natural gas prices. U.S. crude oil inventory levels rapidly increased during the first half of the reporting period and sparked fears of the U.S. reaching full oil storage capacity, which could have led to further price weakness. Yet these fears were fleeting as crude oil inventories resumed their normal seasonal withdrawal in May and into June, helped by strong demand for gasoline and resumption in refinery runs following maintenance.

Investors then turned their attention to broader economic events such as the Greek debt crisis, the possibility of the United Nations lifting Iranian export sanctions and the Chinese stock market collapse. These events at period-end stoked fears that strong oil demand growth could fade in the second half of the calendar year and increase the oil surplus as production in the U.S. and Middle East continued to grow. In this environment, Royal Dutch Shell and Chevron suffered losses. Chesapeake Energy declined as natural gas prices fell because of warm winter weather, which also negatively affected natural gas liquid prices as propane inventories surged above export demand. These factors weighed on prices for a considerable amount of the company’s output. Chesapeake was also burdened by contracts designed to support a midstream business the company sold off. These contracts carried substantial long-term commitments that limited operational flexibility and resulted in natural gas prices that were lower than those of Chesapeake’s peers.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-4	Semiannual Report

FRANKLIN GROWTH AND INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$ 992.80	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.02	$15.97		$12.64	$11.60	$11.76	$10.47

Income from investment operations[a]:

Net investment income[b]	0.26	0.53	[c]	0.33	0.35	0.33	0.38

Net realized and unrealized gains (losses)	(0.35)	0.95		3.40	1.08	(0.03)	1.32

Total from investment operations	(0.09)	1.48		3.73	1.43	0.30	1.70

Less distributions from:

Net investment income	(0.61)	(0.43)		(0.40)	(0.39)	(0.46)	(0.41)

Net realized gains	(0.38)	—		—	—	—	—

Total distributions	(0.99)	(0.43)		(0.40)	(0.39)	(0.46)	(0.41)

Net asset value, end of period	$15.94	$17.02		$15.97	$12.64	$11.60	$11.76

Total return[d]	(0.62)%	9.40%		29.96%	12.53%	2.64%	16.93%

Ratios to average net assets[e]

Expenses	0.58%	0.57%	[f]	0.58% [f]	0.60%	0.59%	0.59%

Net investment income	3.01%	3.26%	[c]	2.29%	2.86%	2.80%	3.62%

Supplemental data

Net assets, end of period (000’s)	$156,243	$168,961		$175,860	$154,463	$156,830	$176,590

Portfolio turnover rate	13.45%	20.54%		35.16%	30.00%	32.93%	26.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share received in the form of special dividends paid in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

FGI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.76	$15.73		$12.46	$11.44	$11.60	$10.33

Income from investment operations[a]:

Net investment income[b]	0.23	0.48	[c]	0.29	0.32	0.29	0.35

Net realized and unrealized gains (losses)	(0.34)	0.94		3.35	1.05	(0.02)	1.31

Total from investment operations	(0.11)	1.42		3.64	1.37	0.27	1.66

Less distributions from:

Net investment income	(0.56)	(0.39)		(0.37)	(0.35)	(0.43)	(0.39)

Net realized gains	(0.38)	—		—	—	—	—

Total distributions	(0.94)	(0.39)		(0.37)	(0.35)	(0.43)	(0.39)

Net asset value, end of period	$15.71	$16.76		$15.73	$12.46	$11.44	$11.60

Total return[d]	(0.72)%	9.14%		29.60%	12.23%	2.41%	16.68%

Ratios to average net assets[e]

Expenses	0.83%	0.82%	[f]	0.83% [f]	0.85%	0.84%	0.84%

Net investment income	2.76%	3.01%	[c]	2.04%	2.61%	2.55%	3.37%

Supplemental data

Net assets, end of period (000’s)	$129,417	$138,191		$150,966	$131,400	$129,309	$151,481

Portfolio turnover rate	13.45%	20.54%		35.16%	30.00%	32.93%	26.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.12 per share received in the form of special dividends paid in connection with certain Fund holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 2.28%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Growth and Income VIP Fund
	Country	Shares	Value

Common Stocks 86.7%
Consumer Discretionary 14.0%
Ford Motor Co.	United States	413,000	$6,199,130
L Brands Inc.	United States	70,100	6,009,673
Las Vegas Sands Corp.	United States	63,600	3,343,452
Lowe’s Cos. Inc.	United States	81,700	5,471,449
NIKE Inc., B	United States	62,900	6,794,458
Starwood Hotels & Resorts Worldwide Inc.	United States	70,000	5,676,300
Target Corp.	United States	78,500	6,407,955

			39,902,417

Consumer Staples 6.9%
Anheuser-Busch InBev NV, ADR	Belgium	35,000	4,223,450
Mead Johnson Nutrition Co., A	United States	45,400	4,095,988
Nestle SA	Switzerland	44,700	3,226,660
PepsiCo Inc.	United States	61,500	5,740,410
The Procter & Gamble Co.	United States	31,600	2,472,384

			19,758,892

Energy 5.5%
Chevron Corp.	United States	42,700	4,119,269
Exxon Mobil Corp.	United States	49,744	4,138,701
HollyFrontier Corp.	United States	81,600	3,483,504
Royal Dutch Shell PLC, A, ADR	United Kingdom	69,100	3,939,391

			15,680,865

Financials 13.7%
Aflac Inc.	United States	72,300	4,497,060
Arthur J. Gallagher & Co.	United States	94,400	4,465,120
Bank of America Corp.	United States	128,300	2,183,666
BlackRock Inc.	United States	17,900	6,193,042
JPMorgan Chase & Co.	United States	93,370	6,326,751
MetLife Inc.	United States	93,778	5,250,630
T. Rowe Price Group Inc.	United States	61,100	4,749,303
Wells Fargo & Co.	United States	98,300	5,528,392

			39,193,964

Health Care 9.6%
Bristol-Myers Squibb Co.	United States	89,900	5,981,946
Eli Lilly & Co.	United States	81,400	6,796,086
Johnson & Johnson	United States	44,600	4,346,716
Pfizer Inc.	United States	132,400	4,439,372
Sanofi, ADR	France	120,000	5,943,600

			27,507,720

Industrials 15.3%
Caterpillar Inc.	United States	58,800	4,987,416
General Electric Co.	United States	166,200	4,415,934
Honeywell International Inc.	United States	58,100	5,924,457
Lockheed Martin Corp.	United States	30,500	5,669,950
Nielsen NV	United States	95,500	4,275,535
Raytheon Co.	United States	39,800	3,808,064
Republic Services Inc.	United States	146,200	5,726,654
United Parcel Service Inc., B	United States	41,200	3,992,692
United Technologies Corp.	United States	44,800	4,969,664

			43,770,366

FGI-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Information Technology 9.6%
	Cisco Systems Inc.	United States	229,208	$6,294,052
	Intel Corp.	United States	182,800	5,559,862
	Maxim Integrated Products Inc.	United States	168,200	5,815,515
	Microsoft Corp.	United States	137,800	6,083,870
	Seagate Technology PLC	United States	78,800	3,743,000

				27,496,299

	Materials 4.6%
	BHP Billiton PLC	Australia	111,700	2,191,754
	The Dow Chemical Co.	United States	111,500	5,705,455
	Freeport-McMoRan Inc., B	United States	82,788	1,541,513
	Potash Corp. of Saskatchewan Inc.	Canada	115,500	3,577,035

				13,015,757

	Telecommunication Services 2.0%
	Rogers Communications Inc., B	Canada	159,100	5,652,823

	Utilities 5.5%
	Dominion Resources Inc.	United States	52,600	3,517,362
	Duke Energy Corp.	United States	56,703	4,004,366
	PG&E Corp.	United States	110,500	5,425,550
	Xcel Energy Inc.	United States	89,800	2,889,764

				15,837,042

	Total Common Stocks (Cost $189,609,733)			247,816,145

a	Equity-Linked Securities (Cost $5,125,650) 2.3%
	Consumer Discretionary 2.3%
b	Barclays Bank PLC into Amazon.com Inc., 3.00%, 144A	United States	15,000	6,441,570

	Convertible Preferred Stocks 8.5%
	Energy 0.6%
	Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	2,700	1,856,282

	Financials 1.2%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	3,100	3,447,200

	Health Care 1.5%
	Allergan PLC, 5.50%, cvt. pfd.	United States	4,000	4,170,320

	Industrials 2.2%
	Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	9,200	931,500
	Stanley Black & Decker Inc., 6.25%, cvt. pfd.	United States	45,300	5,402,025

				6,333,525

	Materials 1.2%
	Alcoa Inc., 5.375%, cvt. pfd.	United States	84,800	3,352,144

	Utilities 1.8%
	NextEra Energy Inc., 5.799%, cvt. pfd.	United States	62,000	3,317,000
	NextEra Energy Inc., 5.889%, cvt. pfd.	United States	28,100	1,734,051

				5,051,051

	Total Convertible Preferred Stocks (Cost $22,820,497)			24,210,522

	Total Investments before Short Term Investments (Cost $217,555,880)			278,468,237

Semiannual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Principal Amount	Value

	Short Term Investments (Cost $7,036,215) 2.4%
	Repurchase Agreements 2.4%
c	Joint Repurchase Agreement, 0.095%, 7/01/15 (Maturity Value $7,036,234)	United States	$7,036,215	$7,036,215
	BNP Paribas Securities Corp. (Maturity Value $1,726,692)
	HSBC Securities (USA) Inc. (Maturity Value $3,626,053) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,683,489)

Collateralized by U.S. Government Agency Securities, 0.000% - 5.50%, 12/01/15 - 6/12/20; U.S. Government Agency Securities, Strips, 6/01/17; [d]U.S. Treasury Bills, 3/31/16; U.S. Treasury Bonds, 3.125%, 8/15/44; and U.S. Treasury Notes, 1.25% - 1.75%, 1/31/19 - 9/30/19 (valued at $7,178,379)

	Total Investments (Cost $224,592,095) 99.9%			285,504,452
	Other Assets, less Liabilities 0.1%			155,801

	Net Assets 100.0%			$285,660,253

See Abbreviations on page FGI-19.

aSee Note 1(d) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FGI-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$217,555,880
Cost - Repurchase agreements	7,036,215

Total cost of investments	$224,592,095

Value - Unaffiliated issuers	$278,468,237
Value - Repurchase agreements	7,036,215

Total value of investments	285,504,452
Receivables:
Capital shares sold	16,181
Dividends	508,253
Other assets	125

Total assets	286,029,011

Liabilities:
Payables:
Capital shares redeemed	128,662
Management fees	128,423
Distribution fees	55,662
Reports to shareholders	37,575
Accrued expenses and other liabilities	18,436

Total liabilities	368,758

Net assets, at value	$285,660,253

Net assets consist of:
Paid-in capital	$205,562,325
Undistributed net investment income	4,290,886
Net unrealized appreciation (depreciation)	60,913,719
Accumulated net realized gain (loss)	14,893,323

Net assets, at value	$285,660,253

Class 1:
Net assets, at value	$156,243,156

Shares outstanding	9,799,719

Net asset value and maximum offering price per share	$15.94

Class 2:
Net assets, at value	$129,417,097

Shares outstanding	8,239,365

Net asset value and maximum offering price per share	$15.71

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Growth and Income VIP Fund
Investment income:
Dividends	$5,335,452
Interest	1,468

Total investment income	5,336,920

Expenses:
Management fees (Note 3a)	792,872
Distribution fees - Class 2 (Note 3c)	167,095
Custodian fees (Note 4)	1,913
Reports to shareholders	38,749
Professional fees	19,087
Trustees’ fees and expenses	650
Other	5,374

Total expenses	1,025,740

Net investment income	4,311,180

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	14,825,984
Foreign currency transactions	39,480

Net realized gain (loss)	14,865,464

Net change in unrealized appreciation (depreciation) on:
Investments	(20,930,878)
Translation of other assets and liabilities denominated in foreign currencies	10,477

Net change in unrealized appreciation (depreciation)	(20,920,401)

Net realized and unrealized gain (loss)	(6,054,937)

Net increase (decrease) in net assets resulting from operations	$(1,743,757)

FGI-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$4,311,180	$9,837,662
Net realized gain (loss)	14,865,464	23,764,024
Net change in unrealized appreciation (depreciation)	(20,920,401)	(6,144,449)

Net increase (decrease) in net assets resulting from operations	(1,743,757)	27,457,237

Distributions to shareholders from:
Net investment income:
Class 1	(5,633,682)	(4,441,593)
Class 2	(4,366,077)	(3,421,107)
Net realized gains:
Class 1	(3,526,285)	—
Class 2	(2,955,426)	—

Total distributions to shareholders	(16,481,470)	(7,862,700)

Capital share transactions: (Note 2)
Class 1	(2,717,964)	(17,675,242)
Class 2	(548,885)	(21,593,267)

Total capital share transactions	(3,266,849)	(39,268,509)

Net increase (decrease) in net assets	(21,492,076)	(19,673,972)
Net assets:
Beginning of period	307,152,329	326,826,301

End of period	$285,660,253	$307,152,329

Undistributed net investment income included in net assets:
End of period	$4,290,886	$9,979,465

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Growth and Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2015, 77.93% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these

FGI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in

Semiannual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Equity-Linked Securities (continued)

equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities

FGI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	5,479	$91,968	1,787	$29,600
Shares issued in reinvestment of distributions	568,589	9,159,967	273,329	4,441,593
Shares redeemed	(701,563)	(11,969,899)	(1,356,798)	(22,146,435)

Net increase (decrease)	(127,495)	$(2,717,964)	(1,081,682)	$(17,675,242)

Class 2 Shares:
Shares sold	266,953	$4,486,108	349,345	$5,677,772
Shares issued in reinvestment of distributions	461,342	7,321,503	213,552	3,421,107
Shares redeemed	(735,360)	(12,356,496)	(1,911,427)	(30,692,146)

Net increase (decrease)	(7,065)	$(548,885)	(1,348,530)	$(21,593,267)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Semiannual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

3. Transactions With Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$224,694,756

Unrealized appreciation	$69,763,391
Unrealized depreciation	(8,953,695)

Net unrealized appreciation (depreciation)	$60,809,696

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of equity-linked securities, corporate actions, bond discounts and premiums, and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $39,375,004 and $59,848,156, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an

FGI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$15,680,865	$1,856,282	$—	$17,537,147
All Other Equity Investments[b]	254,489,520	—	—	254,489,520
Equity-Linked Securities	—	6,441,570	—	6,441,570
Short Term Investments	—	7,036,215	—	7,036,215

Total Investments in Securities	$270,170,385	$15,334,067	$—	$285,504,452

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Semiannual Report	FGI-19

Franklin High Income VIP Fund

This semiannual report for Franklin High Income VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +1.40% total return for the six-month period ended June 30, 2015.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FH-1

FRANKLIN HIGH INCOME VIP FUND

Fund Goals and Main Investments

Franklin High Income VIP Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests predominantly in high yield, lower rated debt securities and preferred stocks.

Fund Risks

All investments involve risks, including possible loss of principal. The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Credit Suisse (CS) High Yield Index, posted a +2.90% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, delivered a +2.49% total return.2

Economic and Market Overview

U.S. economic growth was mixed during the six-months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June

*Includes common and convertible preferred shares.

2015.3 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

The 10-year Treasury yield, which moves inversely to price, declined from 2.17% at the start of the period to a six-month low of 1.68% in early February as investors sought less risky assets given concerns about soft domestic data, Greece’s debt negotiations, less robust growth in China and the Fed’s cautious tone on raising interest rates. At period-end, the yield rose to 2.35% based partly on upbeat domestic and eurozone economic data and expectations of an agreement between Greece and its international creditors.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use

1. Source: Credit Suisse Group.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FH-2	Semiannual Report

FRANKLIN HIGH INCOME VIP FUND

qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Top 10 Sectors/Industries
6/30/15
% of Total Net Assets
Energy	17.3%
Materials	13.1%
Telecommunication Services	9.1%
Media	8.9%
Health Care Equipment & Services	6.4%
Banks	5.5%
Software & Services	4.4%
Consumer Services	4.0%
Pharmaceuticals, Biotechnology & Life Sciences	3.7%
Utilities	3.5%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Manager’s Discussion

The high yield corporate bond market was impacted by conflicting market trends during the first half of 2015. Concerns about slower economic growth and deflationary fears prompted quantitative easing in Japan and the eurozone, while conversely in the U.S. the Federal Reserve provided guidance toward an increase in its short-term target rate before year-end given healthy employment gains and an expectation for stronger domestic economic growth. The general market’s outlook for Chinese economic growth became more downbeat, which continued to pressure the global commodities markets, while ongoing Greek negotiations weighed on the financial markets at period-end.

More specifically in the high yield market, the energy sector, which suffered in the fourth quarter of 2014, recovered some of its losses as oil prices rose from their early 2015 lows. U.S. producers initiated significant cutbacks in their drilling activity, which contributed to the price increase. Although investor risk appetite for high yield bonds fluctuated during the period in conjunction with overall financial market volatility, by period-end a slowdown in new-issue supply relative to 2014 helped support high yield bond prices. Overall, high yield spreads relative to Treasuries narrowed modestly during the period, allowing the market to generate a positive total return. In terms of Fund performance, Fund returns underperformed the CS High Yield Index due to certain individual energy issues that did not participate in the energy rebound, as well as other commodity-related holdings that came under pressure with the slowdown in Chinese demand. At period-end, the Fund was positioned with a higher relative risk stance, primarily given its positioning in the energy and metals and mining industries.4

As is typical, during the period we drew on our fundamental research process to make individual investment decisions and to position our industry exposure relative to the CS High Yield Index. Overall, our industry exposures had a negative impact on relative returns during the period. For instance, our overweighting of the metals and mining sector compared with the CS High Yield Index dragged on performance. Although the sector’s bond valuations appeared attractive to us, the sector was affected by weak demand fundamentals out of China and Europe combined with increasing supply that continued to pressure pricing for commodities such as coal and iron ore. Correspondingly, bond prices suffered and the sector underperformed the benchmark. In contrast, bonds in the retailing industry outperformed the benchmark despite tepid consumer spending. We remained underweighted in the industry given what we considered the generally bondholder-unfriendly balance sheets of retailers as well as concerns about continued margin pressures and long-term challenges for certain retail concepts. However, positive company-specific events helped drive strong returns for certain large issuers in this rather small sector. Our overweighted positioning in cable television also hampered relative performance as the industry underperformed.5 The satellite television subindustry suffered from a delay in satellite launches and a perceived broader decline trend, while pay television faced a competitive environment.5 Potential consolidation in the pay television industry also added volatility to the sector, as did the prospect of possible new-issue supply coming into the market.

Conversely, certain industry exposures positively impacted relative Fund returns. As mentioned earlier, the energy sector partially rebounded in the first half of 2015 and was one of the

4. Metals and mining is part of materials in the SOI.

5. Cable, satellite and pay television are in media in the SOI.

Semiannual Report	FH-3

FRANKLIN HIGH INCOME VIP FUND

high yield market’s top performing industries. We had maintained a sector overweighting relative to the CS High Yield Index and so the recovery aided relative returns. At the same time, security selection within energy hampered the Fund as it was more aggressively positioned and some of the more leveraged energy issues did not participate in the rally. Along the same lines, our modest overweighting in the gaming industry, which outperformed the benchmark, benefited the Fund.6 Stabilization of regional gaming markets and healthy demand in Las Vegas helped buoy the sector as did the recovery in the bond prices of Caesars Entertainment Operating Co., a large gaming issuer that filed for bankruptcy during the period. Finally, our overweighting in the wireless sector also aided relative performance.7 Some operators benefited from improving results, and the potential for consolidation in the industry also supported bond prices. For instance, the bonds of Wind Acquisition Finance gained due to expectations of a potential merger or partnership with a competitor in the Italian mobile market.

Thank you for your participation in Franklin High Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6. Gaming is part of consumer services in the SOI.

7. Wireless is part of telecommunication services in the SOI.

FH-4	Semiannual Report

FRANKLIN HIGH INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,014.00	$4.14
Hypothetical (5% return before expenses)	$1,000	$1,020.68	$4.16

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FH-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin High Income VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013		2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.62	$7.02	$7.01		$6.52	$6.63	$6.26

Income from investment operations[a]:

Net investment income[b]	0.20	0.42	0.46		0.48	0.50	0.49

Net realized and unrealized gains (losses)	(0.10)	(0.38)	0.09		0.51	(0.19)	0.32

Total from investment operations	0.10	0.04	0.55		0.99	0.31	0.81

Less distributions from net investment income	(0.45)	(0.44)	(0.54)		(0.50)	(0.42)	(0.44)

Net asset value, end of period	$6.27	$6.62	$7.02		$7.01	$6.52	$6.63

Total return[c]	1.48%	0.21%	8.17%		15.94%	4.63%	13.71%

Ratios to average net assets[d]

Expenses	0.58%	0.57% [e]	0.58%	[e]	0.58%	0.58%	0.61%

Net investment income	6.02%	6.00%	6.63%		7.15%	7.52%	7.71%

Supplemental data

Net assets, end of period (000’s)	$32,257	$34,552	$39,300		$42,166	$41,971	$48,051

Portfolio turnover rate	18.68%	39.46%	30.78%		37.03%	45.11%	60.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FH-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013		2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.41	$6.81	$6.82		$6.36	$6.47	$6.13

Income from investment operations[a]:

Net investment income[b]	0.19	0.39	0.43		0.46	0.47	0.47

Net realized and unrealized gains (losses)	(0.10)	(0.37)	0.08		0.48	(0.18)	0.30

Total from investment operations	0.09	0.02	0.51		0.94	0.29	0.77

Less distributions from net investment income	(0.43)	(0.42)	(0.52)		(0.48)	(0.40)	(0.43)

Net asset value, end of period	$6.07	$6.41	$6.81		$6.82	$6.36	$6.47

Total return[c]	1.40%	(0.02)%	7.83%		15.56%	4.56%	13.26%

Ratios to average net assets[d]

Expenses	0.83%	0.82% [e]	0.83%	[e]	0.83%	0.83%	0.86%

Net investment income	5.77%	5.75%	6.38%		6.90%	7.27%	7.46%

Supplemental data

Net assets, end of period (000’s)	$247,407	$261,944	$291,826		$281,851	$249,452	$239,824

Portfolio turnover rate	18.68%	39.46%	30.78%		37.03%	45.11%	60.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin High Income VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013		2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$6.54	$6.94	$6.94		$6.46	$6.57	$6.22

Income from investment operations[a]:

Net investment income[b]	0.19	0.39	0.43		0.46	0.47	0.47

Net realized and unrealized gains (losses)	(0.10)	(0.38)	0.08		0.49	(0.18)	0.31

Total from investment operations	0.09	0.01	0.51		0.95	0.29	0.78

Less distributions from net investment income	(0.43)	(0.41)	(0.51)		(0.47)	(0.40)	(0.43)

Net asset value, end of period	$6.20	$6.54	$6.94		$6.94	$6.46	$6.57

Total return[c]	1.25%	(0.15)%	7.72%		15.50%	4.39%	13.31%

Ratios to average net assets[d]

Expenses	0.93%	0.92% [e]	0.93%	[e]	0.93%	0.93%	0.96%

Net investment income	5.67%	5.65%	6.28%		6.80%	7.17%	7.36%

Supplemental data

Net assets, end of period (000’s)	$25,001	$25,740	$27,789		$27,664	$27,055	$25,934

Portfolio turnover rate	18.68%	39.46%	30.78%		37.03%	45.11%	60.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FH-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin High Income VIP Fund
		Country	Shares	Value

	Common Stocks 0.1%
	Materials 0.0%†
a	Verso Corp.	United States	9,431	$6,225

	Transportation 0.1%
a	CEVA Holdings LLC	United Kingdom	224	165,967

	Total Common Stocks (Cost $366,150)			172,192

	Convertible Preferred Stocks 0.1%
	Transportation 0.1%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6	6,000
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486	359,277

	Total Convertible Preferred Stocks (Cost $731,856)			365,277

			Principal Amount*
	Corporate Bonds 95.8%
	Automobiles & Components 1.7%
b	Fiat Chrysler Automobiles NV, senior note, 144A, 5.25%, 4/15/23	United Kingdom	3,000,000	2,943,750
	The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,200,000	2,337,500

				5,281,250

	Banks 5.5%
c	Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,656,250
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,700,000	1,776,500
	5.00%, 8/15/22	United States	2,700,000	2,679,750
c	Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	2,800,000	2,737,000
c	JPMorgan Chase & Co., junior sub. bond,
	R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	2,500,000	2,487,500
	V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	1,400,000	1,372,000
	Royal Bank of Scotland Group PLC, sub. note,
	6.125%, 12/15/22	United Kingdom	2,000,000	2,147,500
	5.125%, 5/28/24	United Kingdom	900,000	900,563

				16,757,063

	Capital Goods 2.8%
b	Abengoa Finance SAU, senior note, 144A,
	8.875%, 11/01/17	Spain	1,300,000	1,356,062
	7.75%, 2/01/20	Spain	250,000	249,844
b	Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	3,000,000	2,737,500
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000	1,432,500
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	1,000,000	992,500
	[b] senior sub. bond, 144A, 6.50%, 5/15/25	United States	200,000	198,750
	senior sub. note, 6.00%, 7/15/22	United States	500,000	496,250
b	Zachry Holdings Inc., senior note, 144A, 7.50%, 2/01/20	United States	1,100,000	1,100,000

				8,563,406

Semiannual Report	FH-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Commercial & Professional Services 1.6%
b	Algeco Scotsman Global Finance PLC, senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	300,000	$290,813
b	Anna Merger Sub Inc., senior note, 144A, 7.75%, 10/01/22	United States	1,600,000	1,616,000
d,e	Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
b	IHS Inc., senior note, 144A, 5.00%, 11/01/22	United States	600,000	598,500
	United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	2,500,000	2,475,000

				4,980,504

	Consumer Durables & Apparel 2.6%
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	2,100,000	2,194,500
	senior note, 4.75%, 5/15/19	United States	600,000	598,500
	senior note, 7.00%, 12/15/21	United States	700,000	726,250
b	Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
	5.25%, 4/15/21	United States	900,000	891,000
	5.875%, 4/15/23	United States	600,000	592,500
	5.625%, 3/01/24	United States	1,500,000	1,451,250
	Visant Corp., senior note, 10.00%, 10/01/17	United States	1,900,000	1,541,375

				7,995,375

	Consumer Services 4.0%
b	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000	2,060,000
	senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	900,000	888,750
b	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	2,500,000	2,034,375
d	Caesars Entertainment Operating Co. Inc., senior secured note, first lien, 11.25%, 6/01/17	United States	2,000,000	1,580,000
b,d	Fontainebleau Las Vegas, senior secured note, first lien, 144A, 11.00%, 6/15/15	United States	1,700,000	8,585
b	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,000,000	2,791,875
b	Sabre GLBL Inc., first lien, 144A, 5.375%, 4/15/23	United States	2,000,000	1,980,000
b	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	1,000,000	949,375

				12,292,960

	Diversified Financials 2.3%
	E*TRADE Financial Corp., senior note,
	5.375%, 11/15/22	United States	1,300,000	1,335,750
	4.625%, 9/15/23	United States	600,000	591,000
	Navient Corp., senior note, 5.50%, 1/15/19	United States	3,500,000	3,577,420
b	OneMain Financial Holdings Inc., senior note, 144A, 7.25%, 12/15/21	United States	1,500,000	1,556,250

				7,060,420

	Energy 17.3%
	California Resources Corp.,
	senior bond, 6.00%, 11/15/24	United States	2,000,000	1,727,500
	senior note, 5.50%, 9/15/21	United States	800,000	697,000
b	Calumet Specialty Products Partners LP/Finance Co., senior note, 144A, 7.75%, 4/15/23	United States	1,500,000	1,548,750

FH-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	CGG SA, senior note, 6.875%, 1/15/22	France	2,300,000	$1,927,688
	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	260,000	156,000
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,700,000	1,969,312
	Chesapeake Energy Corp., senior note, 6.625%, 8/15/20	United States	3,000,000	2,940,000
b	Compressco Partners LP/Finance Corp., senior note, 144A, 7.25%, 8/15/22	United States	700,000	672,000
	CONSOL Energy Inc., senior note,
	5.875%, 4/15/22	United States	1,100,000	939,532
	[b] 144A, 8.00%, 4/01/23	United States	1,800,000	1,714,500
b	Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	2,000,000	1,765,000
	Energy Transfer Equity LP,
	senior bond, 5.875%, 1/15/24	United States	400,000	416,800
	senior note, first lien, 7.50%, 10/15/20	United States	2,600,000	2,944,500
	senior secured bond, first lien, 5.50%, 6/01/27	United States	500,000	498,750
	Energy XXI Gulf Coast Inc., senior note,
	7.50%, 12/15/21	United States	1,000,000	330,000
	6.875%, 3/15/24	United States	1,200,000	396,000
b	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	2,000,000	1,611,250
	EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,400,000	850,500
	Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	2,500,000	1,087,500
	Halcon Resources Corp., senior note,
	8.875%, 5/15/21	United States	2,500,000	1,656,250
	9.25%, 2/15/22	United States	1,100,000	717,750
	Linn Energy LLC/Finance Corp., senior note,
	8.625%, 4/15/20	United States	2,000,000	1,650,420
	7.75%, 2/01/21	United States	700,000	547,750
	6.50%, 9/15/21	United States	300,000	225,000
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,100,000	1,086,250
	Memorial Resource Development Corp., senior note, 5.875%, 7/01/22	United States	1,100,000	1,067,770
	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000	630,000
b	Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	1,200,000	1,014,000
b	Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	2,700,000	2,104,312
	Offshore Group Investment Ltd.,
	senior bond, first lien, 7.125%, 4/01/23	United States	1,000,000	615,000
	senior secured note, first lien, 7.50%, 11/01/19	United States	2,000,000	1,236,250
	PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	2,000,000	2,123,000
	Peabody Energy Corp., senior note,
	6.50%, 9/15/20	United States	1,700,000	586,500
	6.25%, 11/15/21	United States	1,700,000	552,500
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,200,000	1,083,000
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., senior note, 6.50%, 5/15/21	United States	600,000	635,250
	QEP Resources Inc., senior note,
	5.375%, 10/01/22	United States	1,500,000	1,456,050
	5.25%, 5/01/23	United States	1,500,000	1,443,750

Semiannual Report	FH-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
b,d,f	Quicksilver Resources Inc., secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	600,000	$367,500
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,400,000	2,460,000
	first lien, 5.625%, 4/15/23	United States	900,000	901,404
	senior secured note, first lien, 5.75%, 5/15/24	United States	200,000	200,250
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	1,800,000	1,800,000
	6.125%, 1/15/23	United States	700,000	630,000
b	Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	2,100,000	1,853,250

				52,835,788

	Food, Beverage & Tobacco 3.4%
b	Cott Beverages Inc., senior note, 144A, 6.75%, 1/01/20	United States	1,100,000	1,144,000
b	Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	1,500,000	1,518,750
b	JBS USA LLC/Finance Inc.,
	senior bond, 144A, 5.875%, 7/15/24	United States	600,000	606,375
	senior note, 144A, 8.25%, 2/01/20	United States	2,600,000	2,769,000
	Post Holdings Inc., senior note,
	7.375%, 2/15/22	United States	1,600,000	1,634,000
	[b] 144A, 6.75%, 12/01/21	United States	1,100,000	1,102,750
	[b] 144A, 6.00%, 12/15/22	United States	300,000	289,875
	WhiteWave Foods Co., senior note, 5.375%, 10/01/22	United States	1,100,000	1,166,000

				10,230,750

	Health Care Equipment & Services 6.4%
	Alere Inc.,
	senior note, 7.25%, 7/01/18	United States	2,200,000	2,312,750
	senior sub. note, 6.50%, 6/15/20	United States	300,000	312,000
	CHS/Community Health Systems Inc., senior note,
	8.00%, 11/15/19	United States	1,200,000	1,267,500
	7.125%, 7/15/20	United States	700,000	743,400
	6.875%, 2/01/22	United States	2,000,000	2,117,500
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	2,000,000	1,970,000
	HCA Inc.,
	senior bond, 5.375%, 2/01/25	United States	1,500,000	1,518,750
	senior note, 5.875%, 5/01/23	United States	2,000,000	2,130,000
	senior secured note, first lien, 5.00%, 3/15/24	United States	2,300,000	2,346,000
b,g	Hologic Inc., senior note, 144A, 5.25%, 7/15/22	United States	900,000	921,375
	Tenet Healthcare Corp., senior note,
	8.125%, 4/01/22	United States	3,000,000	3,292,500
	[b] 144A, 5.00%, 3/01/19	United States	200,000	200,750
b	Tenet Healthcare Corp. II, senior note, 144A, 6.75%, 6/15/23	United States	300,000	306,563

				19,439,088

	Materials 13.1%
	ArcelorMittal, senior note,
	6.25%, 3/01/21	Luxembourg	1,900,000	2,004,395
	6.125%, 6/01/25	Luxembourg	700,000	700,875
b	Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	600,000	637,500

FH-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials (continued)
b	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	7.00%, 11/15/20	Luxembourg	176,471	$180,551
	6.75%, 1/31/21	Luxembourg	300,000	308,250
	6.00%, 6/30/21	Luxembourg	1,900,000	1,914,250
b	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,900,000	1,806,188
b	BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 7.125%, 5/01/18	Australia	2,000,000	2,050,000
b	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,700,000	1,685,125
b	Cemex SAB de CV, senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	1,400,000	1,383,375
b	The Chemours Co.,
	senior bond, 144A, 7.00%, 5/15/25	United States	500,000	486,250
	senior note, 144A, 6.625%, 5/15/23	United States	1,800,000	1,748,250
b	Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	3,100,000	3,080,625
b	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,000,000	1,945,000
	7.00%, 2/15/21	Canada	1,836,000	1,764,855
b	FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	3,500,000	3,611,562
b	NOVA Chemicals Corp., senior bond, 144A, 5.00%, 5/01/25	Canada	2,000,000	2,012,500
b	Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	1,400,000	1,387,750
b	Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	600,000	622,500
b	Polymer Group Inc., senior note, 144A, 6.875%, 6/01/19	United States	1,500,000	1,385,625
b	Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	1,200,000	1,173,000
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	1,000,000	1,027,500
	senior note, 8.50%, 5/15/18	United States	2,800,000	2,859,500
	senior note, 9.00%, 4/15/19	United States	1,200,000	1,246,500
b	Sealed Air Corp., senior bond, 144A, 5.50%, 9/15/25	United States	1,000,000	1,010,000
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	800,000	802,000
	senior note, 5.125%, 10/01/21	United States	800,000	805,600
	Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	451,000	264,963

				39,904,489

	Media 8.9%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	1,000,000	987,500
	[b] senior bond, 144A, 5.375%, 5/01/25	United States	800,000	781,000
	senior note, 6.50%, 4/30/21	United States	1,500,000	1,573,125
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000	1,045,000
	senior sub. note, 7.625%, 3/15/20	United States	1,100,000	1,150,875
	CSC Holdings LLC, senior note,
	6.75%, 11/15/21	United States	1,500,000	1,586,250
	5.25%, 6/01/24	United States	1,000,000	965,000

Semiannual Report	FH-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Media (continued)
	DISH DBS Corp., senior note, 5.875%, 11/15/24	United States	3,500,000	$3,370,937
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	2,000,000	2,090,000
	senior note, 5.125%, 7/15/20	United States	1,400,000	1,440,250
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,500,000	2,287,500
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000	637,000
b	Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	100,000	98,188
b	Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	800,000	732,000
b	Sirius XM Radio Inc., senior bond, 144A,
	6.00%, 7/15/24	United States	2,500,000	2,531,250
	5.375%, 4/15/25	United States	400,000	388,000
b	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 4/15/23	United Kingdom	1,700,000	1,763,750
b	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000	1,106,187
b	WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	2,500,000	2,512,500

				27,046,312

	Pharmaceuticals, Biotechnology & Life Sciences 3.7%
b	Concordia Healthcare Corp., senior note, 144A, 7.00%, 4/15/23	Canada	1,000,000	1,002,500
b	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000	1,021,250
	[g] senior note, 144A, 6.00%, 7/15/23	United States	700,000	717,500
b	Horizon Pharma Financing Inc., senior note, 144A, 6.625%, 5/01/23	United States	500,000	521,875
	Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	3,300,000	3,531,000
b	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	700,000	722,750
	senior note, 144A, 7.50%, 7/15/21	United States	200,000	216,750
	senior note, 144A, 5.625%, 12/01/21	United States	300,000	309,030
b	VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	3,000,000	3,166,875

				11,209,530

	Real Estate 0.9%
b	Felcor Lodging LP, senior secured bond, 144A, 6.00%, 6/01/25	United States	700,000	714,000
b	Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	1,900,000	1,919,000

				2,633,000

	Retailing 1.8%
b	American Builders & Contractors Supply Co. Inc., senior note, 144A, 5.625%, 4/15/21	United States	2,100,000	2,147,250
b	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	600,000	630,000
b	Family Tree Escrow LLC, senior note, 144A, 5.75%, 3/01/23	United States	800,000	840,000
b	Netflix Inc., senior bond, 144A, 5.875%, 2/15/25	United States	1,900,000	1,976,209

				5,593,459

	Software & Services 4.4%
b	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	3,000,000	2,441,250
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	3,300,000	3,316,500
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	1,000,000	1,157,500
	senior note, 11.25%, 1/15/21	United States	646,000	718,675
	[b] senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	2,500,000	2,643,750

FH-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Software & Services (continued)
b	Infor (U.S.) Inc., senior note, 144A, 6.50%, 5/15/22	United States	1,900,000	$1,942,750
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,200,000	1,278,000

				13,498,425

	Technology Hardware & Equipment 1.5%
b	Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	1,500,000	1,591,875
b	Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	2,000,000	1,890,000
b	CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	1,100,000	1,098,625

				4,580,500

	Telecommunication Services 9.1%
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	100,000	100,688
	senior note, 6.45%, 6/15/21	United States	400,000	405,000
	senior note, 5.80%, 3/15/22	United States	2,500,000	2,396,875
b	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,500,000	1,507,500
b	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	2,200,000	2,128,500
	Frontier Communications Corp., senior note,
	8.50%, 4/15/20	United States	100,000	104,800
	8.75%, 4/15/22	United States	300,000	298,500
	7.875%, 1/15/27	United States	200,000	186,000
	Intelsat Jackson Holdings SA,
	senior bond, 5.50%, 8/01/23	Luxembourg	1,500,000	1,328,437
	senior note, 7.50%, 4/01/21	Luxembourg	3,800,000	3,771,500
	Sprint Communications Inc., senior note,
	8.375%, 8/15/17	United States	2,000,000	2,170,000
	[b] 144A, 9.00%, 11/15/18	United States	3,000,000	3,395,280
	Sprint Corp., senior bond,
	7.875%, 9/15/23	United States	500,000	488,750
	7.125%, 6/15/24	United States	500,000	465,050
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	900,000	931,500
	senior bond, 6.375%, 3/01/25	United States	1,600,000	1,646,000
	senior note, 6.542%, 4/28/20	United States	1,600,000	1,679,184
	senior note, 6.125%, 1/15/22	United States	200,000	207,000
b	Wind Acquisition Finance SA,
	senior note, 144A, 7.375%, 4/23/21	Italy	3,500,000	3,539,375
	senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	1,000,000	995,000

				27,744,939

	Transportation 1.3%
b	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000	904,500
	senior note, 144A, 9.75%, 5/01/20	United States	500,000	476,250
b	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	1,000,000	970,000
b	Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	1,500,000	1,436,235

				3,786,985

	Utilities 3.5%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000	1,171,500
	senior note, 5.375%, 1/15/23	United States	1,300,000	1,283,750

Semiannual Report	FH-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Utilities (continued)
	Calpine Corp. (continued)
	[b] senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	698,000	$757,330
	[b] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	400,000	425,000
	[b] senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	100,000	106,250
b	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000	2,237,500
	NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%, 7/15/19	United States	300,000	300,750
b	NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	2,000,000	2,025,000
b	PPL Energy Supply LLC, senior bond, 144A, 6.50%, 6/01/25	United States	700,000	700,875
b,d	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	2,500,000	1,531,250

				10,539,205

	Total Corporate Bonds (Cost $307,357,878)			291,973,448

f,h	Senior Floating Rate Interests (Cost $2,312,723) 0.8%
	Household & Personal Products 0.8%
	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,329,592	2,265,529

			Shares
	Escrows and Litigation Trusts (Cost $ —) 0.0%
a,e	NewPage Corp., Litigation Trust	United States	2,500,000	—

	Total Investments before Short Term Investments (Cost $310,768,607)			294,776,446

			Principal Amount*
	Short Term Investments (Cost $3,309,658) 1.0%
	Repurchase Agreements 1.0%
i	Joint Repurchase Agreement, 0.095%, 7/01/15 (Maturity Value $3,309,666)	United States	3,309,658	3,309,658
	BNP Paribas Securities Corp. (Maturity Value $812,192) HSBC Securities (USA) Inc. (Maturity Value $1,705,603) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $791,871)

Collateralized by U.S. Government Agency Securities, 0.000% - 5.50%, 12/01/15 - 6/12/20; U.S. Government Agency Securities, Strips, 6/01/17; [j]U.S. Treasury Bills, 3/31/16; U.S. Treasury Bonds, 3.125%, 8/15/44; and U.S. Treasury Notes, 1.25% -1.75%, 1/31/19 - 9/30/19 (valued at $3,376,528)

	Total Investments (Cost $314,078,265) 97.8%			298,086,104
	Other Assets, less Liabilities 2.2%			6,579,449

	Net Assets 100.0%			$304,665,553

See Abbreviations on page FH-28.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

FH-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $138,560,294, representing 45.48% of net assets.

cPerpetual security with no stated maturity date.

dSee Note 7 regarding defaulted securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2015, the aggregate value of these securities was $191, representing less than 0.01% of net assets.

fThe coupon rate shown represents the rate at period end.

gSecurity purchased on a when-issued basis. See Note 1(d).

hSee Note 1(e) regarding senior floating rate interests.

iSee Note 1(c) regarding joint repurchase agreement.

jThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin High Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$310,768,607
Cost - Repurchase agreements	3,309,658

Total cost of investments	$314,078,265

Value - Unaffiliated issuers	$294,776,446
Value - Repurchase agreements	3,309,658

Total value of investments	298,086,104
Receivables:
Investment securities sold	5,503,446
Capital shares sold	400,078
Interest	5,078,925
Other assets	134

Total assets	309,068,687

Liabilities:
Payables:
Investment securities purchased	1,893,084
Capital shares redeemed	2,173,157
Management fees	138,543
Distribution fees	125,716
Accrued expenses and other liabilities	72,634

Total liabilities	4,403,134

Net assets, at value	$304,665,553

Net assets consist of:
Paid-in capital	$330,901,206
Undistributed net investment income	7,320,091
Net unrealized appreciation (depreciation)	(15,992,161)
Accumulated net realized gain (loss)	(17,563,583)

Net assets, at value	$304,665,553

Class 1:
Net assets, at value	$32,257,029

Shares outstanding	5,148,141

Net asset value and maximum offering price per share	$6.27

Class 2:
Net assets, at value	$247,407,089

Shares outstanding	40,787,799

Net asset value and maximum offering price per share	$6.07

Class 4:
Net assets, at value	$25,001,435

Shares outstanding	4,030,587

Net asset value and maximum offering price per share	$6.20

FH-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin High Income VIP Fund
Investment income:
Interest	$10,525,915

Expenses:
Management fees (Note 3a)	841,555
Distribution fees: (Note 3c)
Class 2	324,706
Class 4	44,304
Custodian fees (Note 4)	1,550
Reports to shareholders	46,090
Professional fees	24,783
Trustees’ fees and expenses	742
Other	14,333

Total expenses	1,298,063

Net investment income	9,227,852

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(1,804,631)
Net change in unrealized appreciation (depreciation) on investments	(3,305,681)

Net realized and unrealized gain (loss)	(5,110,312)

Net increase (decrease) in net assets resulting from operations	$4,117,540

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FH-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin High Income VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$9,227,852	$20,625,453
Net realized gain (loss)	(1,804,631)	7,929,816
Net change in unrealized appreciation (depreciation)	(3,305,681)	(26,631,956)

Net increase (decrease) in net assets resulting from operations	4,117,540	1,923,313

Distributions to shareholders from:
Net investment income:
Class 1	(2,177,640)	(2,292,485)
Class 2	(17,219,440)	(18,595,621)
Class 4	(1,604,998)	(1,613,962)

Total distributions to shareholders	(21,002,078)	(22,502,068)

Capital share transactions: (Note 2)
Class 1	(617,816)	(2,696,242)
Class 2	(614,424)	(12,927,786)
Class 4	545,925	(475,860)

Total capital share transactions	(686,315)	(16,099,888)

Net increase (decrease) in net assets	(17,570,853)	(36,678,643)
Net assets:
Beginning of period	322,236,406	358,915,049

End of period	$304,665,553	$322,236,406

Undistributed net investment income included in net assets:
End of period	$7,320,091	$19,094,317

FH-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin High Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin High Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2015, 84.88% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of

Semiannual Report	FH-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to

FH-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion

Semiannual Report	FH-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	48,657	$329,274	120,684	$836,723
Shares issued in reinvestment of distributions	345,109	2,177,640	329,854	2,292,485
Shares redeemed	(464,818)	(3,124,730)	(832,231)	(5,825,450)

Net increase (decrease)	(71,052)	$(617,816)	(381,693)	$(2,696,242)

Class 2 Shares:
Shares sold	4,672,453	$30,532,189	13,791,290	$93,795,388
Shares issued in reinvestment of distributions	2,818,239	17,219,440	2,754,907	18,595,621
Shares redeemed	(7,548,880)	(48,366,053)	(18,545,301)	(125,318,795)

Net increase (decrease)	(58,188)	$(614,424)	(1,999,104)	$(12,927,786)

Class 4 Shares:
Shares sold	70,940	$470,373	276,687	$1,933,896
Shares issued in reinvestment of distributions	256,800	1,604,998	234,247	1,613,962
Shares redeemed	(230,491)	(1,529,446)	(581,606)	(4,023,718)

Net increase (decrease)	97,249	$545,925	(70,672)	$(475,860)

FH-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

Semiannual Report	FH-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$5,101,475
2017	10,621,353

Total capital loss carryforwards	$15,722,828

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$314,881,126

Unrealized appreciation	$5,389,678
Unrealized depreciation	(22,184,700)

Net unrealized appreciation (depreciation)	$(16,795,022)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $57,297,117 and $59,147,628, respectively.

7. Credit Risk and Defaulted Securities

At June 30, 2015, the Fund had 97.33% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2015, the aggregate value of these securities was $3,487,526, representing 1.14% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

FH-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin High Income VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Transportation	$—	$531,244	$—		$531,244
All Other Equity Investments[b]	6,225	—	—		6,225
Corporate Bonds	—	291,808,672	164,776		291,973,448
Senior Floating Rate Interests	—	2,265,529	—		2,265,529
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	—	3,309,658	—		3,309,658

Total Investments in Securities	$6,225	$297,915,103	$164,776		$298,086,104

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Semiannual Report	FH-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin High Income VIP Fund (continued)

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

FRN	Floating Rate Note

FH-28	Semiannual Report

Franklin Income VIP Fund

This semiannual report for Franklin Income VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares had a -1.10% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FI-1

FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

Franklin Income VIP Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the Standard & Poor’s® (S&P 500®) 500 Index, produced a +1.23% total return, and its fixed income benchmark, the Barclays U.S. Aggregate Bond Index, had a -0.10% total return for the same period.1

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.2 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

Investor confidence grew during the period as corporate profits remained healthy, the Fed showed caution about raising interest rates, economic data in Europe and Japan improved and China introduced more stimulus measures. However, the stock markets endured some sell-offs when many investors reacted to debt negotiations between Greece and its creditors, geopolitical tensions in certain regions, and less robust growth in China. For the six months under review, U.S. stocks, as measured by S&P 500 and the Dow Jones Industrial Average, rose marginally after both reached all-time highs in May.3

The 10-year Treasury yield, which moves inversely to price, declined from 2.17% at the start of the period to a six-month low of 1.68% in early February as investors sought less risky assets given concerns about soft domestic data, Greece’s debt negotiations, less robust growth in China and the Fed’s cautious tone on raising interest rates. At period-end, the yield rose to 2.35% based partly on upbeat domestic and eurozone economic data and expectations of an agreement between Greece and its international creditors.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Description following the Fund Summaries.

FI-2	Semiannual Report

FRANKLIN INCOME VIP FUND

generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the six months under review, we continued to strategically shift the Fund’s asset mix seeking to manage risks, and our equity and fixed income holdings declined. The Fund’s equity weighting fell to 56.5% from 57.4% of total net assets, and the Fund’s fixed income weighting fell to 33.3% from 34.5%. Our cash position rose during the period to 10.2% from 8.1% of total net assets.

The Fund’s equity portion had a slight negative return compared with the overall market’s slight positive return for the period. Equity gains largely came from continued strength in the health care sector and advances in financials and materials, while the utilities, energy and information technology sectors pressured Fund results. We continued to see what we considered strength in the operations of many U.S. and multinational companies and believed the strong cash flow generation and capital allocation strategies many employed could, in our opinion, support the payment of attractive dividends.

In equities, the health care sector delivered strong absolute returns across Fund holdings. Several large pharmaceutical companies including Pfizer, Eli Lilly & Co. and Sanofi generated impressive gains as they benefited from better-than-expected operating results amid a positive outlook for new drug development. Our analysis led us to maintain a positive outlook for the sector despite its strong absolute returns in recent years.

Although the Fund’s result in financials stocks was largely positive, individual positions we held had divergent performances during the period. Investor speculation about the possibility and timing of potential interest rate hikes contributed to sector volatility. Gains in capital markets activities helped JPMorgan Chase & Co., and Wells Fargo & Co. continue to benefit from a diverse business and an improving credit profile. In contrast, Bank of America was negatively affected by additional profit margin pressure and less robust trading results.

Portfolio Breakdown
6/30/15
% of Total Net Assets
Equity*	56.5%
Utilities	11.2%
Energy	9.1%
Materials	8.3%
Health Care	5.3%
Industrials	5.0%
Information Technology	4.9%
Financials	4.9%
Consumer Discretionary	4.5%
Telecommunication Services	2.2%
Consumer Staples	1.1%
Fixed Income	33.3%
Energy	6.8%
Consumer Discretionary	6.3%
Information Technology	4.4%
Telecommunication Services	3.8%
Financials	3.1%
Health Care	2.5%
Materials	2.2%
Other	4.2%
Short-Term Investments & Other Net Assets	10.2%

*Includes convertible bonds.

The equity materials sector generated modest gains. Chemical conglomerates The Dow Chemical Co. and LyondellBasell Industries produced strong absolute returns, as did agricultural chemical producer Agrium. Performance was negatively affected, however, by several base metal companies including Freeport-McMoRan and E. I. du Pont de Nemours and Co. They gave disappointing guidance resulting from weaker-than-expected pricing and volumes as well as unfavorable foreign currency exchange rates.

Stocks in the utilities sector were major detractors during the period, as nearly all positions fell in value. Exelon, Duke Energy, The Southern Co., Entergy4 and Dominion Resources were among the Fund’s worst detractors. Utilities fell out of favor with investors during the period as the likelihood of future interest rate increases rose and the market viewed sector valuations as elevated early in the period. The Fund’s weighting in utilities was below historical levels, but we continued to find

4. Sold by period-end.

Semiannual Report	FI-3

FRANKLIN INCOME VIP FUND

Top Five Equity Holdings
6/30/15
Company Sector/Industry	% of Total Net Assets
The Dow Chemical Co. Materials	1.9%
Royal Dutch Shell PLC, A, ADR (U.K.) Energy	1.7%
Pfizer Inc. Health Care	1.6%
General Electric Co. Industrials	1.5%
Target Corp. Consumer Discretionary	1.4%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

opportunities across the sector, particularly among non-regulated, higher growth companies.

The Fund’s negative performance in energy stocks was largely driven by uncertainty and volatility in crude oil prices. Most of the Fund’s energy exposure remained in large, global energy conglomerates that we felt had solid balance sheets and could pay attractive dividends. Although we believe they are able to lower costs and production goals to better navigate oil market gyrations, companies such as Royal Dutch Shell and Chevron were not immune to the energy price decline, and their share prices fell. Many investors continued to fear that some independent producers, such as SandRidge Energy5 and Halcon Resources, would need to restructure their balance sheets or seek to sell assets in the recent environment, and that sentiment significantly pressured their share prices. In contrast, BP was a notable contributor to Fund performance as the company continued to focus on cash generation and lowering costs in advance of the completion of its Gulf of Mexico legal settlement.

Treasury yields rose significantly during the period after initially dropping during the beginning of the calendar year. The rise in rates was spurred by improvement in many economic indicators and investor concerns about future Fed interest rate hikes. The Fed has not raised rates since 2006.

Rising rates led to a slightly negative return for investment-grade fixed income securities. Below-investment-grade bonds outperformed the fixed income index as yields fell slightly during the period. High yield corporate bonds remained relatively attractive to many investors in comparison to investment-grade bonds as their yield advantage helped offset concerns over potential rate advances. This low-return environment tended to favor the below-investment-grade corporate debt that is prevalent in the Fund’s fixed income portfolio.

In fixed income, the consumer non-cyclical sector was a major contributor, including our positions in HCA, JBS USA and Valeant Pharmaceuticals International.6 Capital goods also delivered positive returns, and our bond positions in Abengoa, Cemex and Reynolds Group notably helped results.7 The fixed income technology sector also produced solid returns, particularly our investments in First Data, Freescale Semiconductor and NCR.

In contrast, fixed income returns were negatively affected by our positions in the coal industry within the basic industry8 sector, which included Walter Energy,4 Peabody Energy and Arch Coal. Depressed coal prices and weak volumes pressured industry cash flows, which resulted in weak performance for these securities. Although the Fund’s fixed income energy sector holdings as a group had a negative return, performance varied widely. Investors rewarded companies that they viewed as capable of navigating the sector downturn but sold off others they perceived to have a higher risk of restructuring. SandRidge Energy, Energy XXI Gulf Coast and Quicksilver Resources4

Top Five Fixed Income and Senior Floating Rate Interests Holdings*
6/30/15
Issuer Sector/Industry	% of Total Net Assets
First Data Corp. Information Technology	3.0%
iHeartCommunications Inc. Consumer Discretionary	1.8%
JPMorgan Chase & Co. Financials	1.2%
Sprint Communications Inc. Telecommunication Services	1.2%
Citigroup Inc. Financials	1.0%

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

5. Stock position sold by period-end.

6. Consumer non-cyclical holdings are in consumer discretionary, consumer staples, health care and information technology in the fixed income section of the SOI.

7. Capital goods holdings are in consumer discretionary, industrials, information technology and materials in the fixed income section of the SOI.

8. Basic industry holdings are in energy and materials in the fixed income section of the SOI.

FI-4	Semiannual Report

FRANKLIN INCOME VIP FUND

were major detractors during the period. We actively repositioned the Fund’s energy sector holdings to seek what we considered the best risk-adjusted returns from a sector that experienced significant change. Many energy companies altered their capital structures, looking to sell assets or potentially participate in a merger or acquisition.

The Fund’s fixed income communications9 holdings also had a negative total return largely due to weak performance from Dex Media,4 Frontier Communications and Intelsat Jackson Holdings.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

9. Communications companies are in consumer discretionary and telecommunication services in the fixed income section of the SOI.

Semiannual Report	FI-5

FRANKLIN INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison

with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$ 989.00	$3.55
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.61

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.72%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FI-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013		2012		2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.48	$16.53	$15.47		$14.68		$15.16	$14.43

Income from investment operations[a]:

Net investment income[b]	0.37	0.72	0.81		0.91		0.96	0.89

Net realized and unrealized gains (losses)	(0.52)	0.11	1.31		0.90		(0.54)	0.85

Total from investment operations	(0.15)	0.83	2.12		1.81		0.42	1.74

Less distributions from net investment income	(0.77)	(0.88)	(1.06)		(1.02)		(0.90)	(1.01)

Net asset value, end of period	$15.56	$16.48	$16.53		$15.47		$14.68	$15.16

Total return[c]	(0.98)%	4.92%	14.18%		12.91%		2.71%	12.87%

Ratios to average net assets[d]

Expenses	0.47% [e,f]	0.47%[e]	0.47%	[e]	0.47%		0.47%[e]	0.47%[e]

Net investment income	4.52%	4.26%	5.07%		6.03%		6.35%	6.28%

Supplemental data

Net assets, end of period (000’s)	$680,656	$714,664	$695,004		$584,391		$1,300,935	$1,449,028

Portfolio turnover rate	11.39%	24.77%	21.71%		26.66%	[g]	28.65%	41.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013		2012		2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.00	$16.07		$15.07		$14.32		$14.82	$14.12

Income from investment operations[a]:

Net investment income[b]	0.34	0.66		0.75		0.85		0.90	0.86

Net realized and unrealized gains (losses)	(0.51)	0.11		1.27		0.88		(0.53)	0.82

Total from investment operations	(0.17)	0.77		2.02		1.73		0.37	1.68

Less distributions from net investment income	(0.72)	(0.84)		(1.02)		(0.98)		(0.87)	(0.98)

Net asset value, end of period	$15.11	$16.00		$16.07		$15.07		$14.32	$14.82

Total return[c]	(1.10)%	4.62%		13.94%		12.65%		2.38%	12.67%

Ratios to average net assets[d]

Expenses	0.72% [e,f]	0.72%	[e]	0.72%	[e]	0.72%		0.72% [e]	0.72%	[e]

Net investment income	4.27%	4.01%		4.82%		5.78%		6.10%	6.03%

Supplemental data

Net assets, end of period (000’s)	$5,637,834	$6,022,804		$6,188,045		$6,182,997		$5,915,637	$6,309,207

Portfolio turnover rate	11.39%	24.77%		21.71%		26.66%	[g]	28.65%	41.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FI-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013		2012		2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.31	$16.36		$15.32		$14.54		$15.04	$14.33

Income from investment operations[a]:

Net investment income[b]	0.34	0.66		0.75		0.85		0.90	0.85

Net realized and unrealized gains (losses)	(0.52)	0.11		1.30		0.90		(0.54)	0.84

Total from investment operations	(0.18)	0.77		2.05		1.75		0.36	1.69

Less distributions from net investment income	(0.71)	(0.82)		(1.01)		(0.97)		(0.86)	(0.98)

Net asset value, end of period	$15.42	$16.31		$16.36		$15.32		$14.54	$15.04

Total return[c]	(1.19)%	4.52%		13.85%		12.56%		2.29%	12.54%

Ratios to average net assets[d]

Expenses	0.82% [e,f]	0.82%	[e]	0.82%	[e]	0.82%		0.82% [e]	0.82%	[e]

Net investment income	4.17%	3.91%		4.72%		5.68%		6.00%	5.93%

Supplemental data

Net assets, end of period (000’s)	$358,166	$378,545		$397,652		$436,405		$431,435	$415,541

Portfolio turnover rate	11.39%	24.77%		21.71%		26.66%	[g]	28.65%	41.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Income VIP Fund
		Country	Shares/Warrants	Value

	Common Stocks and Other Equity Interests 47.7%
	Consumer Discretionary 2.9%
a	Dex Media Inc.	United States	458,876	$334,980
	Ford Motor Co.	United States	2,500,000	37,525,000
	General Motors Co.	United States	1,454,100	48,465,153
	Las Vegas Sands Corp.	United States	200,000	10,514,000
	Target Corp.	United States	1,181,100	96,413,193

				193,252,326

	Consumer Staples 0.8%
	PepsiCo Inc.	United States	584,000	54,510,560

	Energy 7.6%
	Anadarko Petroleum Corp.	United States	170,000	13,270,200
	BP PLC, ADR	United Kingdom	2,000,000	79,920,000
	Chevron Corp.	United States	800,000	77,176,000
	Devon Energy Corp.	United States	650,000	38,668,500
	Exxon Mobil Corp.	United States	283,000	23,545,600
a	Halcon Resources Corp.	United States	12,071,393	14,002,816
	Halliburton Co.	United States	435,000	18,735,450
	Occidental Petroleum Corp.	United States	150,000	11,665,500
	Royal Dutch Shell PLC, A, ADR	United Kingdom	1,951,748	111,269,153
	Schlumberger Ltd.	United States	450,000	38,785,500
	Spectra Energy Corp.	United States	600,000	19,560,000
	Total SA, B, ADR	France	1,192,900	58,654,893

				505,253,612

	Financials 2.5%
	Bank of America Corp.	United States	1,100,000	18,722,000
	JPMorgan Chase & Co.	United States	735,100	49,810,376
	MetLife Inc.	United States	761,108	42,614,437
	Wells Fargo & Co.	United States	1,000,000	56,240,000

				167,386,813

	Health Care 5.2%
	Bristol-Myers Squibb Co.	United States	275,000	18,298,500
	Eli Lilly & Co.	United States	689,800	57,591,402
	Johnson & Johnson	United States	417,800	40,718,788
	Merck & Co. Inc.	United States	1,023,200	58,250,776
	Pfizer Inc.	United States	3,138,975	105,249,832
	Sanofi, ADR	France	1,368,292	67,771,503

				347,880,801

	Industrials 4.4%
	The Boeing Co.	United States	231,800	32,155,296
a	CEVA Holdings LLC	United Kingdom	13,012	9,629,072
	General Electric Co.	United States	3,756,200	99,802,234
	Lockheed Martin Corp.	United States	253,200	47,069,880
	Raytheon Co.	United States	340,000	32,531,200
	Republic Services Inc.	United States	527,300	20,654,341
	United Technologies Corp.	United States	75,000	8,319,750
	Waste Management Inc.	United States	928,200	43,022,070

				293,183,843

	Information Technology 3.3%
	Cisco Systems Inc.	United States	1,400,000	38,444,000
a,b	First Data Holdings Inc., B	United States	4,929,600	24,855,965

FI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
	Intel Corp.	United States	1,500,000	$45,622,500
	Microsoft Corp.	United States	1,022,500	45,143,375
	QUALCOMM Inc.	United States	260,000	16,283,800
	Texas Instruments Inc.	United States	924,800	47,636,448

				217,986,088

	Materials 8.0%
	Agrium Inc.	Canada	500,000	52,975,000
	BASF SE	Germany	250,000	21,960,237
	BHP Billiton PLC	Australia	2,784,192	54,630,834
	The Dow Chemical Co.	United States	2,525,700	129,240,069
	E. I. du Pont de Nemours and Co.	United States	1,247,500	79,777,625
	Freeport-McMoRan Inc., B	United States	1,500,000	27,930,000
	Goldcorp Inc.	Canada	1,508,600	24,439,320
	LyondellBasell Industries NV, A	United States	500,000	51,760,000
	The Mosaic Co.	United States	300,000	14,055,000
	Rio Tinto PLC, ADR	United Kingdom	1,845,100	76,036,571
a	South32 Ltd.	Australia	2,784,192	3,761,611

				536,566,267

	Telecommunication Services 2.2%
	AT&T Inc.	United States	1,621,000	57,577,920
	CenturyLink Inc.	United States	500,000	14,690,000
	Telstra Corp. Ltd.	Australia	3,446,331	16,321,072
	Verizon Communications Inc.	United States	1,123,892	52,384,606
	Vodafone Group PLC	United Kingdom	2,115,279	7,638,154

				148,611,752

	Utilities 10.8%
	AGL Resources Inc.	United States	290,732	13,536,482
	American Electric Power Co. Inc.	United States	400,000	21,188,000
	Dominion Resources Inc.	United States	750,000	50,152,500
	Duke Energy Corp.	United States	1,302,500	91,982,550
a	Dynegy Inc.	United States	330,800	9,675,900
a	Dynegy Inc., wts., 10/02/17	United States	242,666	981,584
	Exelon Corp.	United States	2,877,200	90,401,624
	FirstEnergy Corp.	United States	845,900	27,534,045
	NextEra Energy Inc.	United States	651,300	63,846,939
	PG&E Corp.	United States	1,435,300	70,473,230
	Pinnacle West Capital Corp.	United States	260,500	14,819,845
	PPL Corp.	United States	1,365,400	40,238,338
	Public Service Enterprise Group Inc.	United States	923,500	36,275,080
	Sempra Energy	United States	368,300	36,439,602
	The Southern Co.	United States	1,888,200	79,115,580
	TECO Energy Inc.	United States	1,253,700	22,140,342
	Xcel Energy Inc.	United States	1,510,964	48,622,821

				717,424,462

	Total Common Stocks and Other Equity Interests (Cost $2,720,022,839)			3,182,056,524

Semiannual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants	Value

c	Equity-Linked Securities 4.9%
	Consumer Discretionary 0.9%
d	Citigroup Global Markets Inc. into Ford Motor Co., 7.00%, 144A	United States	1,700,000	$26,184,080
d	Deutsche Bank AG/London into General Motors Co., 8.00%, 144A	United States	500,000	16,973,400
d	The Goldman Sachs Group Inc. into General Motors Co., 6.50%, 144A	United States	500,000	16,919,100

				60,076,580

	Consumer Staples 0.3%
d	Citigroup Inc. into Whole Foods Market Inc., 7.00%, 144A	United States	485,000	19,284,376

	Energy 1.1%
d	Citigroup Inc. into Cabot Oil & Gas Corp., 6.00%, 144A	United States	696,000	22,545,876
d	Credit Suisse New York into Baker Hughes Inc., 6.00%, 144A	United States	200,000	11,910,500
d	JPMorgan Chase & Co. into Anadarko Petroleum Corp., 7.00%, 144A	United States	470,000	37,836,880

				72,293,256

	Financials 0.6%
d	The Goldman Sachs Group into Bank of America Corp., 6.00%, 144A	United States	2,150,000	37,051,165

	Industrials 0.4%
d	The Goldman Sachs Group Inc. into General Electric Co., 5.50%, 144A	United States	1,000,000	26,746,100

	Information Technology 1.6%
d	Bank of America Corp. into Freescale Semiconductor Ltd., 7.00%, 144A	United States	950,000	24,891,805
d	Bank of America Corp. into Intel Corp., 6.50%, 144A	United States	1,045,000	32,570,351
d	Citigroup Inc. into Apple Inc., 7.00%, 144A	United States	415,000	52,346,855

				109,809,011

	Total Equity-Linked Securities (Cost $328,702,244)			325,260,488

	Convertible Preferred Stocks 2.9%
	Consumer Discretionary 0.2%
a	Fiat Chrysler Automobiles NV, 7.875%, cvt. pfd.	United Kingdom	100,000	12,800,900

	Energy 0.1%
	Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	200,000	6,240,000

	Financials 1.6%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	66,600	74,059,200
	FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	167,325	4,127,908
a	FNMA, 5.375%, cvt. pfd.	United States	475	6,175,000
	Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	20,000	23,500,000

				107,862,108

	Health Care 0.1%
	Allergan PLC, 5.50%, cvt. pfd.	United States	7,500	7,819,350

	Industrials 0.2%
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	397	397,000
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	14,711	10,886,066

				11,283,066

FI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares/Warrants		Value

	Convertible Preferred Stocks (continued)
	Materials 0.3%
	Alcoa Inc., 5.375%, cvt. pfd.	United States	500,000		$19,765,000
	ArcelorMittal, 6.00%, cvt. pfd.	Luxembourg	160,000		2,497,600

					22,262,600

	Utilities 0.4%
	Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	145,000		7,770,550
	Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	162,000		7,565,400
	Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	145,000		7,805,350
	NextEra Energy Inc., 5.889%, cvt. pfd.	United States	83,100		5,128,101

					28,269,401

	Total Convertible Preferred Stocks (Cost $217,749,403)				196,537,425

	Preferred Stocks 0.2%
	Financials 0.2%
a	FNMA, 8.25%, pfd.	United States	633,375		2,375,156
	Morgan Stanley, 6.375%, pfd., I	United States	350,000		8,911,000

	Total Preferred Stocks (Cost $24,584,375)				11,286,156

			Principal Amount*
	Convertible Bonds 0.8%
	Consumer Discretionary 0.5%
d	Volkswagen International Finance, cvt., sub. note, 144A, 5.50%, 11/09/15	Germany	25,000,000	EUR	34,144,101

	Energy 0.3%
d,e	American Energy-Permian Basin LLC, cvt., 144A, PIK, 8.00%, 5/01/22	United States	5,000,000		2,775,000
	Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	25,000,000		18,234,375

					21,009,375

	Total Convertible Bonds (Cost $61,855,714)				55,153,476

	Corporate Bonds 31.1%
	Consumer Discretionary 5.4%
d	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 6.00%, 4/01/22	Canada	10,000,000		10,300,000
d	Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	5,300,000		5,595,210
d	Altice SA, senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	3,000,000		2,904,375
d	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	3,000,000		3,150,000
	Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	10,000,000		10,825,000
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	2,700,000		2,666,250
	senior bond, 5.125%, 2/15/23	United States	10,000,000		9,775,000
	senior note, 6.50%, 4/30/21	United States	15,000,000		15,731,250
	Chrysler Group LLC/CG Co-Issuer Inc., senior secured note, 8.25%, 6/15/21	United States	15,400,000		16,824,500
	Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%, 3/15/20	United States	8,750,000		9,154,687
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	15,400,000		16,285,500

Semiannual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Consumer Discretionary (continued)
f	Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	10,000,000	$9,212,500
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	15,000,000	13,950,000
	senior note, 5.875%, 11/15/24	United States	8,300,000	7,993,937
	Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	5,000,000	4,765,715
d	Family Tree Escrow LLC, senior note, 144A, 5.75%, 3/01/23	United States	4,000,000	4,200,000
d	Fiat Chrysler Automobiles NV, senior note, 144A, 5.25%, 4/15/23	United Kingdom	11,300,000	11,088,125
	The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	12,600,000	13,387,500
	HD Supply Inc.,
	[d] first lien, 144A, 5.25%, 12/15/21	United States	6,000,000	6,105,000
	senior note, 7.50%, 7/15/20	United States	10,000,000	10,625,000
	iHeartCommunications Inc.,
	[e] senior note, PIK, 14.00%, 2/01/21	United States	13,599,973	9,706,981
	senior secured bond, first lien, 9.00%, 3/01/21	United States	24,100,000	22,051,500
	senior secured note, first lien, 9.00%, 12/15/19	United States	18,000,000	17,221,500
	senior secured note, first lien, 9.00%, 9/15/22	United States	14,600,000	13,286,000
d	International Game Technology PLC,
	senior secured bond, 144A, 6.50%, 2/15/25	United States	8,500,000	7,910,313
	senior secured note, 144A, 6.25%, 2/15/22	United States	8,500,000	8,255,625
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	6,500,000	6,792,500
	senior note, 7.25%, 6/15/18	United States	10,600,000	11,554,000
	MGM Resorts International, senior note,
	10.00%, 11/01/16	United States	10,000,000	10,900,000
	5.25%, 3/31/20	United States	5,000,000	5,062,500
	6.75%, 10/01/20	United States	5,500,000	5,842,650
d	Numericable Group SA, senior note, first lien, 144A, 6.00%, 5/15/22	France	10,000,000	9,831,250
	Outfront Media Capital LLC/Corp.,
	senior bond, 5.625%, 2/15/24	United States	1,600,000	1,642,000
	senior note, 5.25%, 2/15/22	United States	1,600,000	1,624,000
d	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	14,600,000	14,782,500
	senior note, 144A, 5.75%, 8/01/21	United States	5,000,000	5,156,250
d	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%,
	5/15/23	United States	10,000,000	9,750,000
	2/15/25	United States	5,100,000	4,921,500
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	7,000,000	7,039,375
	Visant Corp., senior note, 10.00%, 10/01/17	United States	4,000,000	3,245,000

				361,114,993

	Consumer Staples 0.6%
	Cott Beverages Inc., senior note, 5.375%, 7/01/22	United States	2,500,000	2,437,500
d	JBS USA LLC/Finance Inc., senior note, 144A,
	8.25%, 2/01/20	United States	10,000,000	10,650,000
	7.25%, 6/01/21	United States	17,400,000	18,422,250
	U.S. Foods Inc., 8.50%, 6/30/19	United States	10,000,000	10,450,000

				41,959,750

FI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy 6.5%
	Alpha Natural Resources Inc.,
	[d] second lien, 144A, 7.50%, 8/01/20	United States	2,200,000	$561,000
	senior note, 6.00%, 6/01/19	United States	8,000,000	560,000
d,e	American Energy-Woodford LLC/AEW Finance Corp., senior secured note, second lien, 144A, PIK, 12.00%, 12/30/20	United States	3,500,000	2,520,000
	Antero Resources Corp., senior note, 5.375%, 11/01/21	United States	2,200,000	2,145,000
	Arch Coal Inc., senior note,
	7.00%, 6/15/19	United States	5,500,000	825,000
	7.25%, 6/15/21	United States	2,500,000	362,500
	Bill Barrett Corp., senior note,
	7.625%, 10/01/19	United States	6,630,000	6,364,800
	7.00%, 10/15/22	United States	10,000,000	9,100,000
	California Resources Corp.,
	senior bond, 6.00%, 11/15/24	United States	5,500,000	4,750,625
	senior note, 5.50%, 9/15/21	United States	12,500,000	10,890,625
	Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 6.50%, 4/15/21	United States	5,000,000	4,950,000
	CGG SA, senior note, 6.50%, 6/01/21	France	11,100,000	9,268,500
	CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	14,400,000	10,503,000
	Chesapeake Energy Corp., senior note, 5.375%, 6/15/21	United States	15,000,000	13,650,000
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	11,500,000	9,822,380
	Denbury Resources Inc., senior note, 5.50%, 5/01/22	United States	17,000,000	15,257,500
	Energy XXI Gulf Coast Inc.,
	senior note, 9.25%, 12/15/17	United States	23,264,000	12,388,080
	senior note, 6.875%, 3/15/24	United States	37,310,000	12,312,300
	[d] senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	7,100,000	6,265,750
d	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	15,000,000	12,084,375
	EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	2,500,000	1,600,000
	Halcon Resources Corp., senior note,
	9.75%, 7/15/20	United States	1,700,000	1,151,750
	8.875%, 5/15/21	United States	5,500,000	3,643,750
	9.25%, 2/15/22	United States	5,800,000	3,784,500
	Kinder Morgan Inc.,
	senior note, MTN, 7.75%, 1/15/32	United States	22,000,000	25,278,550
	[d] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	9,800,000	10,428,788
	Linn Energy LLC/Finance Corp., senior note,
	6.50%, 5/15/19	United States	5,000,000	4,062,500
	6.25%, 11/01/19	United States	7,500,000	5,906,250
	8.625%, 4/15/20	United States	20,000,000	16,504,200
	Magnum Hunter Resources Corp., senior note, 9.75%, 5/15/20	United States	5,000,000	4,500,000
	Midstates Petroleum Co. Inc./LLC, senior note, 10.75%, 10/01/20	United States	1,200,000	510,000
d	NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	3,750,000	3,862,500
d	Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	6,000,000	4,676,250
	Offshore Group Investment Ltd., senior secured note, first lien, 7.50%, 11/01/19	United States	6,500,000	4,017,813
	Peabody Energy Corp.,
	[d] second lien, 144A, 10.00%, 3/15/22	United States	17,500,000	10,893,750
	senior note, 6.25%, 11/15/21	United States	10,000,000	3,250,000
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	9,300,000	8,393,250
	Rex Energy Corp., senior note, 8.875%, 12/01/20	United States	5,000,000	4,525,000
	Rice Energy Inc., senior note, 6.25%, 5/01/22	United States	6,831,000	6,813,922

Semiannual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	15,100,000	$15,477,500
	senior secured note, first lien, 5.75%, 5/15/24	United States	9,900,000	9,912,375
	[d] senior secured note, first lien, 144A, 5.625%, 3/01/25	United States	15,000,000	14,906,250
	Sabine Pass LNG LP,
	first lien, 6.50%, 11/01/20	United States	10,000,000	10,400,000
	senior secured note, 7.50%, 11/30/16	United States	10,000,000	10,575,100
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	10,000,000	10,000,000
	6.125%, 1/15/23	United States	13,000,000	11,700,000
	SandRidge Energy Inc.,
	[d] second lien, 144A, 8.75%, 6/01/20	United States	15,000,000	13,856,250
	senior note, 8.75%, 1/15/20	United States	20,000,000	10,150,000
	senior note, 7.50%, 3/15/21	United States	15,000,000	6,675,000
	senior note, 8.125%, 10/15/22	United States	10,000,000	4,325,000
	senior note, 7.50%, 2/15/23	United States	6,600,000	2,822,820
	Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	20,000,000	17,500,000
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,500,000	28,299,375

				434,983,878

	Financials 3.1%
g	Bank of America Corp., junior sub. bond,
	AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	7,950,000
	M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,312,500
g	Citigroup Inc.,
	junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	10,000,000	9,427,500
	junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,438,125
	junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	16,800,000	16,422,000
	junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	25,086,250
	junior sub. note, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	12,343,750
	International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	10,000,000	10,966,100
g	JPMorgan Chase & Co.,
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,184,000
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	9,800,000
	junior sub. note, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	65,000,000	68,835,000
g	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	7,256,200
	Navient Corp., senior note, 6.125%, 3/25/24	United States	5,000,000	4,800,000
d	OneMain Financial Holdings Inc., senior note, 144A,
	6.75%, 12/15/19	United States	10,000,000	10,450,000
	7.25%, 12/15/21	United States	5,000,000	5,187,500
g	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	7,900,000	7,939,500

				209,398,425

	Health Care 2.5%
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	6,400,000	6,776,000
	senior secured note, 5.125%, 8/01/21	United States	2,600,000	2,655,250
	DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	5,000,000	4,925,000

FI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Health Care (continued)
	HCA Inc.,
	senior note, 7.50%, 2/15/22	United States	25,000,000	$28,750,000
	senior note, 5.875%, 5/01/23	United States	7,500,000	7,987,500
	senior secured bond, first lien, 5.25%, 4/15/25	United States	5,000,000	5,196,875
	senior secured note, 6.50%, 2/15/20	United States	7,100,000	7,952,000
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	10,608,000
d,e	Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	10,200,000	10,442,250
	Tenet Healthcare Corp., senior note,
	8.00%, 8/01/20	United States	10,426,000	10,882,138
	8.125%, 4/01/22	United States	22,500,000	24,693,750
	[d] 144A, 5.00%, 3/01/19	United States	3,400,000	3,412,750
d	Tenet Healthcare Corp. II, senior note, 144A, 6.75%, 6/15/23	United States	8,200,000	8,379,375
d	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	9,705,500
	senior note, 144A, 7.50%, 7/15/21	United States	7,700,000	8,344,875
	senior note, 144A, 5.875%, 5/15/23	United States	12,500,000	12,828,125

				163,539,388

	Industrials 1.5%
d	Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	12,900,000	13,456,312
d	Abengoa Greenfield SA, senior note, 144A, 6.50%, 10/01/19	Spain	5,000,000	4,650,000
d	Algeco Scotsman Global Finance PLC,
	senior note, 144A, 10.75%, 10/15/19	United Kingdom	5,000,000	3,884,375
	senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	9,900,000	9,596,813
d	Bombardier Inc., senior bond, 144A,
	6.125%, 1/15/23	Canada	7,500,000	6,693,750
	7.50%, 3/15/25	Canada	11,000,000	10,037,500
d	CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	12,691,882	11,700,329
	Hertz Corp., senior note, 6.75%, 4/15/19	United States	9,500,000	9,826,800
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	7,075,000	6,756,625
d	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	5,800,000	5,626,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	2,700,000	2,679,750
	senior sub. note, 6.00%, 7/15/22	United States	2,700,000	2,679,750
d	XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	10,000,000	9,812,500

				97,400,504

	Information Technology 4.0%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	16,500,000	13,426,875
d,e	Boxer Parent Co. Inc., senior note, 144A, PIK, 9.00%, 10/15/19	United States	10,000,000	7,137,500
d,e	CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	11,200,000	11,662,000
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	80,000,000	92,600,000
	[d] senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	45,000,000	47,587,500
	[d,e] senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	33,188,000	35,365,962
	Freescale Semiconductor Inc., senior note, 10.75%, 8/01/20	United States	35,202,000	37,314,120
	NCR Corp., senior note,
	5.00%, 7/15/22	United States	5,000,000	5,087,500
	6.375%, 12/15/23	United States	7,000,000	7,446,250
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	6,800,000	7,242,000

				264,869,707

Semiannual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*		Value

	Corporate Bonds (continued)
	Materials 2.2%
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	6.25%, 1/31/19	Luxembourg	2,800,000		$2,863,000
	6.75%, 1/31/21	Luxembourg	3,000,000		3,082,500
d	Cemex Finance LLC, senior secured note,
	144A, 9.375%, 10/12/22	Mexico	7,100,000		7,943,125
	first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000		14,571,375
d	Cemex SAB de CV, senior secured note, 144A, 9.50%, 6/15/18	Mexico	12,000,000		13,312,500
d	Consolidated Minerals Ltd., senior secured note, 144A, 8.00%, 5/15/20	Jersey Islands	5,000,000		4,000,000
d	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	2,300,000		2,236,750
	7.00%, 2/15/21	Canada	2,300,000		2,210,875
d	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 8.25%, 11/01/19	Australia	4,500,000		3,813,750
	senior secured note, 144A, 9.75%, 3/01/22	Australia	25,500,000		26,312,812
d	Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	9,400,000	EUR	10,733,012
d	Platform Specialty Products Corp., senior note, 144A, 6.50%, 2/01/22	United States	3,000,000		3,112,500
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	14,200,000		14,590,500
	senior note, 9.00%, 4/15/19	United States	5,000,000		5,193,750
	senior note, 9.875%, 8/15/19	United States	16,800,000		17,671,500
	senior note, 8.25%, 2/15/21	United States	5,200,000		5,421,000
	senior secured note, 6.875%, 2/15/21	United States	10,000,000		10,475,000

					147,543,949

	Telecommunication Services 3.8%
d	Consolidated Communications Inc., senior note, 144A, 6.50%, 10/01/22	United States	15,000,000		14,531,250
	Frontier Communications Corp., senior note,
	8.50%, 4/15/20	United States	8,700,000		9,117,600
	9.25%, 7/01/21	United States	7,400,000		7,779,250
	7.125%, 1/15/23	United States	7,800,000		6,961,500
	Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	13,400,000		11,867,375
	Sprint Communications Inc.,
	11.50%, 11/15/21	United States	30,000,000		35,400,000
	senior note, 9.125%, 3/01/17	United States	13,300,000		14,430,500
	senior note, 7.00%, 8/15/20	United States	7,500,000		7,462,500
	[d] senior note, 144A, 9.00%, 11/15/18	United States	20,000,000		22,635,200
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	37,500,000		36,656,250
	senior bond, 7.125%, 6/15/24	United States	8,200,000		7,626,820
	senior note, 7.625%, 2/15/25	United States	15,000,000		14,175,000
	T-Mobile USA Inc.,
	senior bond, 6.625%, 4/01/23	United States	15,000,000		15,618,750
	senior note, 6.542%, 4/28/20	United States	11,200,000		11,754,288
	senior note, 6.633%, 4/28/21	United States	5,000,000		5,200,000
	senior note, 6.731%, 4/28/22	United States	5,000,000		5,225,000
d	Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	5,000,000		5,028,125
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	6,900,000		7,572,791

FI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Telecommunication Services (continued)
d	Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	15,000,000	$15,168,750

				254,210,949

	Utilities 1.5%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	10,000,000	9,762,500
	senior note, 5.375%, 1/15/23	United States	14,500,000	14,318,750
	[d] senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	3,936,000	4,270,560
d	Dynegy Inc., senior note, 144A,
	6.75%, 11/01/19	United States	25,000,000	26,137,500
	7.375%, 11/01/22	United States	18,300,000	19,260,750
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	22,375,000
d	NRG Yield Operating LLC, senior bond, 144A, 5.375%, 8/15/24	United States	6,600,000	6,682,500

				102,807,560

	Total Corporate Bonds (Cost $2,111,539,313)			2,077,829,103

h,i	Senior Floating Rate Interests 2.2%
	Consumer Discretionary 0.9%
	iHeartCommunications Inc.,
	Tranche D Term Loan, 6.937%, 1/30/19	United States	50,864,664	47,092,184
	Tranche E Term Loan, 7.687%, 7/30/19	United States	13,142,769	12,345,988

				59,438,172

	Consumer Staples 0.2%
	U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	14,700,000	14,745,938

	Energy 0.3%
	Drillships Financing Holding Inc., Tranche B-1 Term Loan, 6.00%, 3/31/21	Marshall Islands	14,811,558	12,115,854
	Fieldwood Energy LLC, Second Lien Loans, 8.375%, 9/30/20	United States	10,000,000	7,675,000

				19,790,854

	Industrials 0.4%
	CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	5,418,719	5,080,049
	CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	5,642,857	5,290,179
	CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	972,906	912,100
	CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21	United States	7,783,251	7,296,798
	Navistar Inc., Tranche B Term Loan, 5.75%, 8/17/17	United States	6,081,022	6,100,025

				24,679,151

	Information Technology 0.4%
	First Data Corp., 2018 New Dollar Term Loan, 3.687%, 3/23/18	United States	22,436,455	22,392,636
	SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	7,469,520	7,497,531

				29,890,167

	Total Senior Floating Rate Interests (Cost $154,454,175)			148,544,282

Semiannual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value

	Escrows and Litigation Trusts 0.0%
a,j	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	$—
a,j	SuperMedia Inc., Litigation Trust	United States	3,472,135	—

	Total Escrows and Litigation Trusts (Cost $101,664)			—

	Total Investments before Short Term Investments (Cost $5,619,009,727)			5,996,667,454

			Principal Amount*
	Short Term Investments 7.0%
	U.S. Government and Agency Securities 6.9%
k	FHLB,
	7/08/15	United States	68,600,000	68,599,863
	7/15/15	United States	20,000,000	19,999,920
k	FHLMC, 7/01/15	United States	375,000,000	374,999,896

	Total U.S. Government and Agency Securities (Cost $463,598,653)			463,599,679

	Total Investments before Repurchase Agreements (Cost $6,082,608,380)			6,460,267,133

	Repurchase Agreements (Cost $3,651,357) 0.1%
l	Joint Repurchase Agreement, 0.095%, 7/01/15 (Maturity Value $3,651,367)	United States	3,651,357	3,651,357
	BNP Paribas Securities Corp. (Maturity Value $896,045)
	HSBC Securities (USA) Inc. (Maturity Value $1,881,696) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $873,626)

Collateralized by U.S. Government Agency Securities, 0.000% - 5.50%, 12/01/15 - 6/12/20; U.S. Government Agency Securities, Strips, 6/01/17; [k]U.S. Treasury Bills, 3/31/16; U.S. Treasury Bonds, 3.125%, 8/15/44; and U.S. Treasury Notes, 1.25% - 1.75%, 1/31/19 - 9/30/19 (valued at $3,725,132)

m	Investments from Cash Collateral Received for Loaned Securities 0.0%†
	Repurchase Agreements 0.0%†
l	Joint Repurchase Agreement, 0.10%, 7/01/15 (Maturity Value $366,478)	United States	366,477	366,477
	HSBC Securities (USA) Inc.,
	Collateralized by U.S. Government and Agency Securities, 0.000% - 5.375%, 2/22/17 - 7/15/32; and U.S. Government Agency Strips, 7/15/15 - 1/15/37 (valued at $373,808)
l	Joint Repurchase Agreement, 0.11%, 7/01/15 (Maturity Value $1,000,003)	United States	1,000,000	1,000,000
	RBS Securities Inc.,
	Collateralized by U.S. Treasury Bonds, 3.625%, 2/15/44; and U.S. Treasury Notes, 1.00% - 3.625%, 9/30/15 - 2/15/24 (valued at $1,020,003)

FI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

m	Investments from Cash Collateral Received for Loaned Securities (continued)
	Repurchase Agreements (continued)
l	Joint Repurchase Agreement, 0.20%, 7/01/15 (Maturity Value $176,577)	United States	176,576	$176,576
	Barclays Capital Inc.,
	Collateralized by U.S. Treasury Bonds, 3.375%, 5/15/44; U.S. Treasury Notes, 0.50% - 2.75%, 2/28/17 - 2/15/24 (valued at $180,108)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $1,543,053)			1,543,053

	Total Investments (Cost $6,087,802,790) 96.8%			6,465,461,543
	Other Assets, less Liabilities 3.2%			211,194,731

	Net Assets 100.0%			$6,676,656,274

See Abbreviations on page FI-33.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cSee Note 1(d) regarding equity-linked securities.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $1,071,965,900, representing 16.07% of net assets.

eIncome may be received in additional securities and/or cash.

fA portion or all of the security is on loan at June 30, 2015. See Note 1(e).

gPerpetual security with no stated maturity date.

hSee Note 1(f) regarding senior floating rate interests.

iThe coupon rate shown represents the rate at period end.

jSecurity has been deemed illiquid because it may not be able to be sold within seven days.

kThe security is traded on a discount basis with no stated coupon rate.

lSee Note 1(c) regarding joint repurchase agreement.

mSee Note 1(e) regarding securities on loan.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,084,151,433
Cost - Repurchase agreements	3,651,357

Total cost of investments	$6,087,802,790

Value - Unaffiliated issuers	$6,461,810,186
Value - Repurchase agreements	3,651,357

Total value of investments (includes securities loaned in the amount of $1,480,449)	6,465,461,543
Cash	125,653,540
Receivables:
Investment securities sold	42,948,261
Capital shares sold	2,583,288
Dividends and interest	52,715,408
Other assets	4,533,261

Total assets	6,693,895,301

Liabilities:
Payables:
Capital shares redeemed	9,679,344
Management fees	2,552,363
Distribution fees	2,668,999
Payable upon return of securities loaned	1,543,053
Accrued expenses and other liabilities	795,268

Total liabilities	17,239,027

Net assets, at value	$6,676,656,274

Net assets consist of:
Paid-in capital	$6,938,792,614
Undistributed net investment income	126,713,749
Net unrealized appreciation (depreciation)	377,667,816
Accumulated net realized gain (loss)	(766,517,905)

Net assets, at value	$6,676,656,274

Class 1:
Net assets, at value	$680,655,927

Shares outstanding	43,748,316

Net asset value and maximum offering price per share	$15.56

Class 2:
Net assets, at value	$5,637,834,126

Shares outstanding	373,218,457

Net asset value and maximum offering price per share	$15.11

Class 4:
Net assets, at value	$358,166,221

Shares outstanding	23,227,926

Net asset value and maximum offering price per share	$15.42

FI-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Income VIP Fund
Investment income:
Dividends	$71,180,787
Interest	102,322,989
Income from securities loaned	298,578

Total investment income	173,802,354

Expenses:
Management fees (Note 3a)	15,801,750
Distribution fees: (Note 3c)
Class 2	7,363,166
Class 4	650,715
Custodian fees (Note 4)	47,791
Reports to shareholders	278,494
Professional fees	67,996
Trustees’ fees and expenses	15,022
Other	62,928

Total expenses	24,287,862
Expense reductions (Note 4)	(490)
Expenses waived/paid by affiliates (Note 3e)	(2,663)

Net expenses	24,284,709

Net investment income	149,517,645

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(37,291,402)
Foreign currency transactions	(281,544)

Net realized gain (loss)	(37,572,946)

Net change in unrealized appreciation (depreciation) on:
Investments	(184,472,641)
Translation of other assets and liabilities denominated in foreign currencies	248,796

Net change in unrealized appreciation (depreciation)	(184,223,845)

Net realized and unrealized gain (loss)	(221,796,791)

Net increase (decrease) in net assets resulting from operations	$(72,279,146)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Income VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$149,517,645	$300,049,149
Net realized gain (loss)	(37,572,946)	327,875,766
Net change in unrealized appreciation (depreciation)	(184,223,845)	(288,670,010)

Net increase (decrease) in net assets resulting from operations	(72,279,146)	339,254,905

Distributions to shareholders from:
Net investment income:
Class 1	(32,196,540)	(37,211,436)
Class 2	(260,631,132)	(314,580,044)
Class 4	(15,803,892)	(19,237,312)

Total distributions to shareholders	(308,631,564)	(371,028,792)

Capital share transactions: (Note 2)
Class 1	5,023,244	23,158,016
Class 2	(62,911,732)	(137,432,835)
Class 4	(557,794)	(18,639,257)

Total capital share transactions	(58,446,282)	(132,914,076)

Net increase (decrease) in net assets	(439,356,992)	(164,687,963)
Net assets:
Beginning of period	7,116,013,266	7,280,701,229

End of period	$6,676,656,274	$7,116,013,266

Undistributed net investment income included in net assets:
End of period	$126,713,749	$285,827,668

FI-24	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating

Semiannual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the

FI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The total cash collateral received at period end was $1,543,053. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained

Semiannual Report	FI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Income and Deferred Taxes (continued)

upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	975,200	$16,178,567	2,465,196	$42,146,383
Shares issued in reinvestment of distributions	2,040,338	32,196,540	2,182,489	37,211,436
Shares redeemed	(2,630,230)	(43,351,863)	(3,341,982)	(56,199,803)

Net increase (decrease)	385,308	$5,023,244	1,305,703	$23,158,016

FI-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	13,850,200	$224,148,778	37,540,981	$619,277,066
Shares issued in reinvestment of distributions	17,001,378	260,631,132	18,973,465	314,580,044
Shares redeemed	(34,065,375)	(547,691,642)	(65,224,564)	(1,071,289,945)

Net increase (decrease)	(3,213,797)	$(62,911,732)	(8,710,118)	$(137,432,835)

Class 4 Shares:
Shares sold	1,475,765	$24,222,813	3,949,673	$66,366,931
Shares issued in reinvestment of distributions	1,010,479	15,803,892	1,137,629	19,237,312
Shares redeemed	(2,471,651)	(40,584,499)	(6,186,364)	(104,243,500)

Net increase (decrease)	14,593	$(557,794)	(1,099,062)	$(18,639,257)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Semiannual Report	FI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

3. Transactions With Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

f. Other Affiliated Transactions

At June 30, 2015, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 5.73% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$50,251,090
2017	521,405,875
2018	157,561,044

Total capital loss carryforwards	$729,218,009

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$6,093,599,011

Unrealized appreciation	$881,755,554
Unrealized depreciation	(509,893,022)

Net unrealized appreciation (depreciation)	$371,862,532

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $723,241,970 and $1,039,264,998, respectively.

FI-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

7. Credit Risk

At June 30, 2015, the Fund had 32.32% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
4,929,600	First Data Holdings Inc., B (Value is 0.37% of Net Assets)	6/26/14	$19,718,400	$24,855,965

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report	FI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$505,253,612	$6,240,000	$—		$511,493,612
Financials	280,360,077	6,175,000	—		286,535,077
Industrials	283,554,771	20,912,138	—		304,466,909
Information Technology	193,130,123	—	24,855,965		217,986,088
All Other Equity Investments[b]	2,069,398,419	—	—		2,069,398,419
Equity-Linked Securities	—	325,260,488	—		325,260,488
Convertible Bonds	—	55,153,476	—		55,153,476
Corporate Bonds	—	2,077,829,103	—		2,077,829,103
Senior Floating Rate Interests	—	148,544,282	—		148,544,282
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	—	468,794,089	—		468,794,089

Total Investments in Securities	$3,331,697,002	$3,108,908,576	$24,855,965		$6,465,461,543

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FI-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

		FHLB	Federal Home Loan Bank

		FHLMC	Federal Home Loan Mortgage Corp.

		FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		L/C	Letter of Credit

		MTN	Medium Term Note

		PIK	Payment-In-Kind

Semiannual Report	FI-33

Franklin Large Cap Growth VIP Fund

We are pleased to bring you Franklin Large Cap Growth VIP Fund’s semiannual report for the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +7.84% total return for the six-month period ended June 30, 2015.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FLG-1

FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

Franklin Large Cap Growth VIP Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), generated a +1.23% total return.2

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.3 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered

Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FLG-2	Semiannual Report

FRANKLIN LARGE CAP GROWTH VIP FUND

its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

Investor confidence grew during the period as corporate profits remained healthy, the Fed showed caution about raising interest rates, economic data in Europe and Japan improved and China introduced more stimulus measures. However, the stock markets endured some sell-offs when many investors reacted to debt negotiations between Greece and its creditors, geopolitical tensions in certain regions, and less robust growth in China. For the six months under review, U.S. stocks, as measured by the S&P 500 and the Dow Jones Industrial Average, rose marginally after both reached all-time highs in May.1

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a “bottom-up” investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the six months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual-company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-cap companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

During the six months under review, nearly all sectors represented in the Fund’s portfolio contributed to absolute performance. Relative to the S&P 500, key contributors included stock selection and overweightings in health care and consumer discretionary, as well as stock selection in information technology (IT).

Health care was one of the period’s best-performing sectors, driven largely by the biotechnology and pharmaceuticals industries, as many companies received positive responses from the Food and Drug Administration, maintained pricing

Top 10 Holdings
6/30/15
Company Sector/Industry	% of Total Net Assets
Allergan PLC Health Care	4.5%
Celgene Corp. Health Care	3.8%
MasterCard Inc., A Information Technology	3.8%
Apple Inc. Information Technology	3.4%
SBA Communications Corp. Telecommunication Services	3.3%
Amazon.com Inc. Consumer Discretionary	2.8%
Facebook Inc., A Information Technology	2.8%
Valeant Pharmaceuticals International Inc. Health Care	2.7%
Google Inc., A & C Information Technology	2.6%
The Walt Disney Co. Consumer Discretionary	2.6%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

flexibility and generated solid earnings growth. Further benefiting the sector were many companies’ limited exposure to emerging markets, including Greece and China, and consolidation in several industries. Top contributors to Fund performance included Valeant Pharmaceuticals International4 and Allergan PLC (formerly Actavis). Headquartered in Canada, Valeant Pharmaceuticals contributed to relative returns following its report of strong revenue growth in 2015’s first quarter. The company also stated that it expected its acquisition of Salix Pharmaceuticals to expand its product offering in future years. Allergan PLC became one of the world’s top 10 pharmaceutical companies by revenue following its acquisition of Allergan Inc. in March. Allergan PLC reported stronger-than-expected first-quarter earnings, driven by higher generic drug revenues and stronger gross margins across brands. In our view, the company’s broad pipeline, recent and pending launches, and synergies with recent acquisitions could support strong revenue growth.

The Fund’s consumer discretionary holdings performed well overall, as strength in many industries, including athletic apparel, media and Internet retail, more than offset weakness in specialty retail. Amazon.com helped relative results, as the

4. Not part of the index.

Semiannual Report	FLG-3

FRANKLIN LARGE CAP GROWTH VIP FUND

Internet retailer generated year-over-year margin expansion in 2014’s fourth quarter and in 2015’s first quarter. In its first-quarter earnings report, Amazon.com announced a loss that investors appeared to overlook as the company disclosed the revenues and profitability of Amazon Web Services (AWS), its cloud computing platform, for the first time. With robust annual revenue growth and a high profit margin, AWS was more profitable than many analysts had estimated. The company’s core retail business generated strong revenue growth in North America and internationally.

In the IT sector, key contributors included Palo Alto Networks4 and Avago Technologies. Palo Alto Networks, a network security company, demonstrated solid market share gains and fixed operating costs in an environment characterized by cyber attacks and strong enterprise security spending. Avago Technologies is a Singapore-based leading global supplier of high-performance filters for 4G-enabled devices, which is an attractive growth market. The company also supplies high-speed optical communication chips to equipment suppliers.

In contrast, key detractors from the Fund’s relative performance included stock selection in the industrials sector, which underperformed resulting from slower emerging market economic growth, commodity price declines and the negative effects of foreign currency exchange.

Within the industrials sector, key detractors included Precision Castparts,5 American Airlines Group and Kansas City Southern. Precision Castparts continued to struggle amid weak power and energy end markets. Further hurting its shares were a large aerospace customer’s inventory reduction of Precision Castparts’ products and new competitive pressures from Alcoa’s titanium aerospace components business. American Airlines Group suffered from lower airfares as a result of excess capacity, particularly in the Dallas market after the Dallas Love Field Airport opened to national routes. Nonetheless, American Airlines produced record margins and earnings in 2015’s first quarter. We expect the competitive pressure to ease in 2016, allowing further earnings improvement, and believe that many investors would eventually recognize the company’s strong fundamentals. Kansas City Southern was negatively affected by declining coal and oil-related volumes. Additionally, the company’s Mexico operations were understaffed relative to demand. We believe Kansas City Southern can redeploy assets used for coal and oil transport to the long-term opportunity of transporting more intermodal volumes across the U.S.-Mexico border, a strategy that could potentially help the company grow.

Key individual detractors from relative performance included Las Vegas Sands4,5 and Anadarko Petroleum. Las Vegas Sands is a global gaming company with casino properties in Macau, Singapore and the U.S. The company was hurt primarily by a gaming revenue decline in its largest market, Macau. China’s new government aggressively pursued an anti-corruption campaign and an increasingly restrictive tourist visa program that resulted in lower-than-expected visits and revenue from mainland China. Anadarko Petroleum is an energy exploration and production company with oil and natural gas assets globally. Its shares declined as energy prices fell due to record crude oil and natural gas production levels and weak demand growth in North America and Asia. In our view, Anadarko is a high-quality company with a strong balance sheet, diversified asset base and talented management team. Although it may take time for energy prices to return to 2013 levels, we believe the company is well positioned for long-term growth.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. Not held at period-end.

FLG-4	Semiannual Report

FRANKLIN LARGE CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,078.40	$5.36
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.21

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FLG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.26	$20.91	$16.43	$14.75	$15.07	$13.62

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	0.11	0.24	0.21	0.15	0.12

Net realized and unrealized gains (losses)	1.92	2.54	4.48	1.65	(0.33)	1.48

Total from investment operations	1.88	2.65	4.72	1.86	(0.18)	1.60

Less distributions from:

Net investment income	(0.13)	(0.30)	(0.24)	(0.18)	(0.14)	(0.15)

Net realized gains	(6.21)	—	—	—	—	—

Total distributions	(6.34)	(0.30)	(0.24)	(0.18)	(0.14)	(0.15)

Net asset value, end of period	$18.80	$23.26	$20.91	$16.43	$14.75	$15.07

Total return[c]	8.01%	12.74%	28.92%	12.65%	(1.22)%	11.85%

Ratios to average net assets[d]

Expenses	0.79%	0.79%	0.79%	0.80%	0.80%	0.79%

Net investment income (loss)	(0.31)%	0.50%	1.27%	1.31%	0.99%	0.86%

Supplemental data

Net assets, end of period (000’s)	$54,941	$54,971	$54,291	$46,756	$48,666	$58,265

Portfolio turnover rate	13.05%	93.53%	28.27%	33.88%	56.61%	46.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

FLG-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.94	$20.62	$16.20	$14.54	$14.86	$13.43

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)	0.06	0.19	0.17	0.11	0.08

Net realized and unrealized gains (losses)	1.89	2.50	4.42	1.62	(0.33)	1.46

Total from investment operations	1.82	2.56	4.61	1.79	(0.22)	1.54

Less distributions from:

Net investment income	(0.07)	(0.24)	(0.19)	(0.13)	(0.10)	(0.11)

Net realized gains	(6.21)	—	—	—	—	—

Total distributions	(6.28)	(0.24)	(0.19)	(0.13)	(0.10)	(0.11)

Net asset value, end of period	$18.48	$22.94	$20.62	$16.20	$14.54	$14.86

Total return[c]	7.84%	12.46%	28.63%	12.37%	(1.51)%	11.59%

Ratios to average net assets[d]

Expenses	1.04%	1.04%	1.04%	1.05%	1.05%	1.04%

Net investment income (loss)	(0.56)%	0.25%	1.02%	1.06%	0.74%	0.61%

Supplemental data

Net assets, end of period (000’s)	$251,003	$256,098	$285,477	$278,989	$293,226	$357,405

Portfolio turnover rate	13.05%	93.53%	28.27%	33.88%	56.61%	46.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Large Cap Growth VIP Fund
		Shares	Value
	Common Stocks 99.7%
	Consumer Discretionary 17.3%
a	Amazon.com Inc.	19,938	$8,654,886
a	Buffalo Wild Wings Inc.	9,194	1,440,608
a	Chipotle Mexican Grill Inc.	3,780	2,286,862
a	DISH Network Corp., A	25,838	1,749,491
	Hanesbrands Inc.	87,380	2,911,502
	Harman International Industries Inc.	28,096	3,341,738
	Lowe’s Cos. Inc.	47,749	3,197,751
	NIKE Inc., B	42,323	4,571,730
a	The Priceline Group Inc.	4,665	5,371,141
	Starbucks Corp.	123,331	6,612,392
a	Under Armour Inc., A	59,625	4,975,110
	The Walt Disney Co.	68,827	7,855,914

			52,969,125

	Consumer Staples 3.7%
	Constellation Brands Inc., A	29,101	3,376,298
	Mead Johnson Nutrition Co., A	30,080	2,713,818
a	Monster Beverage Corp.	40,358	5,408,779

			11,498,895

	Energy 3.4%
	Anadarko Petroleum Corp.	77,163	6,023,344
a	Diamondback Energy Inc.	36,566	2,756,345
	Schlumberger Ltd.	18,727	1,614,080

			10,393,769

	Financials 6.4%
a	Affiliated Managers Group Inc.	16,323	3,568,208
	American Tower Corp.	16,834	1,570,444
	BlackRock Inc.	6,585	2,278,278
a	CBRE Group Inc.	111,829	4,137,673
	The Charles Schwab Corp.	133,409	4,355,804
a	Signature Bank	25,314	3,705,716

			19,616,123

	Health Care 26.8%
a	Allergan PLC	45,768	13,888,757
a	Alnylam Pharmaceuticals Inc.	12,378	1,483,751
a	Biogen Inc.	15,792	6,379,021
a	Celgene Corp.	100,412	11,621,183
a	Celldex Therapeutics Inc.	74,270	1,873,089
a	Envision Healthcare Holdings Inc.	83,866	3,311,030
	Gilead Sciences Inc.	59,868	7,009,345
a	HMS Holdings Corp.	140,695	2,415,733
a	Illumina Inc.	26,630	5,814,927
a	Impax Laboratories Inc.	38,707	1,777,425
a	Incyte Corp.	30,360	3,163,816
a	Jazz Pharmaceuticals PLC	17,261	3,039,144
a	Karyopharm Therapeutics Inc.	50,352	1,370,078
a	Medivation Inc.	20,263	2,314,035
	Perrigo Co. PLC	21,036	3,888,084
a	Puma Biotechnology Inc.	6,071	708,789
a	Sagent Pharmaceuticals Inc.	50,504	1,227,752

FLG-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
a	Valeant Pharmaceuticals International Inc.	37,086	$8,238,655
a	VWR Corp.	93,442	2,497,705

			82,022,319

	Industrials 7.9%
	Allegiant Travel Co.	13,071	2,325,070
	American Airlines Group Inc.	38,879	1,552,633
a	DigitalGlobe Inc.	55,846	1,551,960
	Flowserve Corp.	65,412	3,444,596
	Hexcel Corp.	41,475	2,062,967
a	IHS Inc., A	31,967	4,111,915
	Kansas City Southern	30,696	2,799,475
	Union Pacific Corp.	15,438	1,472,322
a	United Rentals Inc.	22,286	1,952,699
	Univar Inc.	29,700	773,091
a	WABCO Holdings Inc.	16,492	2,040,390

			24,087,118

	Information Technology 27.6%
a	Adobe Systems Inc.	38,350	3,106,734
	Apple Inc.	83,695	10,497,445
	Avago Technologies Ltd. (Singapore)	40,300	5,357,079
a	BroadSoft Inc.	64,206	2,219,601
a	Electronic Arts Inc.	71,876	4,779,754
a	Facebook Inc., A	98,203	8,422,380
a	FitBit Inc., A	10,200	389,946
a	Google Inc., A	8,263	4,462,351
a	Google Inc., C	6,787	3,532,701
a	LinkedIn Corp., A	11,489	2,373,972
	MasterCard Inc., A	122,762	11,475,792
	Microsoft Corp.	88,971	3,928,070
	Mobileye NV	32,379	1,721,591
a	NetSuite Inc.	16,355	1,500,571
a	NXP Semiconductors NV (Netherlands)	49,376	4,848,723
a	Palo Alto Networks Inc.	23,413	4,090,251
a	Salesforce.com Inc.	38,636	2,690,225
a	ServiceNow Inc.	31,560	2,345,224
a	ViaSat Inc.	32,752	1,973,636
	Visa Inc., A	69,032	4,635,499

			84,351,545

	Materials 3.3%
a	Axalta Coating Systems Ltd.	74,389	2,460,788
	Ecolab Inc.	21,432	2,423,316
	LyondellBasell Industries NV, A	30,063	3,112,122
	Martin Marietta Materials Inc.	14,267	2,018,923

			10,015,149

	Telecommunication Services 3.3%
a	SBA Communications Corp.	88,056	10,123,798

	Total Common Stocks (Cost $216,355,725)		305,077,841

Semiannual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

		Shares	Value
	Convertible Preferred Stocks (Cost $1,250,406) 0.4%
	Health Care 0.4%
a,b	Acerta Pharma BV, 8.00%, cvt. pfd., B, 144A (Netherlands)	108,731	$1,250,406

	Total Investments before Short Term Investments (Cost $217,606,131)		306,328,247

		Principal Amount
	Short Term Investments (Cost $427,180) 0.2%
	Repurchase Agreements 0.2%
c	Joint Repurchase Agreement, 0.095%, 7/01/15 (Maturity Value $427,181)	$427,180	427,180
	BNP Paribas Securities Corp. (Maturity Value $104,830) HSBC Securities (USA) Inc. (Maturity Value $220,144) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $102,207)

Collateralized by U.S. Government Agency Securities, 0.000% - 5.50%, 12/01/15 - 6/12/20; U.S. Government Agency Securities, Strips, 6/01/17;
[d]U.S. Treasury Bills, 3/31/16; U.S. Treasury Bonds, 3.125%, 8/15/44; and
U.S. Treasury Notes, 1.25% - 1.75%, 1/31/19 - 9/30/19 (valued at $435,811)

	Total Investments (Cost $218,033,311) 100.3%		306,755,427
	Other Assets, less Liabilities (0.3)%		(812,141)

	Net Assets 100.0%		$305,943,286

aNon-income producing.

bSee Note 7 regarding restricted securities.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

FLG-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Large Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$217,606,131
Cost - Repurchase agreements	427,180

Total cost of investments	$218,033,311

Value - Unaffiliated issuers	$306,328,247
Value - Repurchase agreements	427,180

Total value of investments	306,755,427
Receivables:
Investment securities sold	506,142
Capital shares sold	36,718
Dividends	103,011
Other assets	174,359

Total assets	307,575,657

Liabilities:
Payables:
Investment securities purchased	980,355
Capital shares redeemed	277,829
Management fees	190,427
Distribution fees	106,187
Accrued expenses and other liabilities	77,573

Total liabilities	1,632,371

Net assets, at value	$305,943,286

Net assets consist of:
Paid-in capital	$213,772,103
Undistributed net investment income (loss)	(781,872)
Net unrealized appreciation (depreciation)	88,722,116
Accumulated net realized gain (loss)	4,230,939

Net assets, at value	$305,943,286

Class 1:
Net assets, at value	$54,940,570

Shares outstanding	2,922,919

Net asset value and maximum offering price per share	$18.80

Class 2:
Net assets, at value	$251,002,716

Shares outstanding	13,582,937

Net asset value and maximum offering price per share	$18.48

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Large Cap Growth VIP Fund
Investment income:
Dividends	$738,839
Interest	624

Total investment income	739,463

Expenses:
Management fees (Note 3a)	1,165,330
Distribution fees - Class 2 (Note 3c)	318,279
Custodian fees (Note 4)	1,593
Reports to shareholders	31,142
Professional fees	20,264
Trustees’ fees and expenses	669
Other	5,056

Total expenses	1,542,333

Net investment income (loss)	(802,870)

Realized and unrealized gains (losses):
Net realized gain (loss) from Investments	4,509,946

Net change in unrealized appreciation (depreciation) on investments	20,221,581

Net realized and unrealized gain (loss)	24,731,527

Net increase (decrease) in net assets resulting from operations	$23,928,657

FLG-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(802,870)	$944,121
Net realized gain (loss)	4,509,946	106,966,453
Net change in unrealized appreciation (depreciation)	20,221,581	(70,957,037)

Net increase (decrease) in net assets resulting from operations	23,928,657	36,953,537

Distributions to shareholders from:
Net investment income:
Class 1	(286,901)	(729,509)
Class 2	(675,379)	(2,842,675)
Net realized gains:
Class 1	(13,634,161)	—
Class 2	(63,414,142)	—

Total distributions to shareholders	(78,010,583)	(3,572,184)

Capital share transactions: (Note 2)
Class 1	9,613,908	(5,100,024)
Class 2	39,343,050	(56,981,465)

Total capital share transactions	48,956,958	(62,081,489)

Net increase (decrease) in net assets	(5,124,968)	(28,700,136)
Net assets:
Beginning of period	311,068,254	339,768,390

End of period	$305,943,286	$311,068,254

Undistributed net investment income (loss) included in net assets:
End of period	$(781,872)	$983,278

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Large Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2015, 46.40% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country

FLG-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in

Semiannual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	3,770	$92,076	23,998	$507,108
Shares issued in reinvestment of distributions	740,482	13,921,062	33,235	729,509
Shares redeemed	(184,249)	(4,399,230)	(290,268)	(6,336,641)

Net increase (decrease)	560,003	$9,613,908	(233,035)	$(5,100,024)

Class 2 Shares:
Shares sold	349,113	$8,352,264	570,172	$12,631,684
Shares issued in reinvestment of distributions	3,468,048	64,089,521	131,120	2,842,675
Shares redeemed	(1,398,202)	(33,098,735)	(3,381,155)	(72,455,824)

Net increase (decrease)	2,418,959	$39,343,050	(2,679,863)	$(56,981,465)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

Semiannual Report	FLG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$218,371,240

Unrealized appreciation	$92,695,234
Unrealized depreciation	(4,311,047)

Net unrealized appreciation (depreciation)	$88,384,187

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $40,429,745 and $68,095,023, respectively.

7. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
108,731	Acerta Pharma BV, 8.00%, cvt. pfd., B, 144A (Value is 0.41% of Net Assets)	5/06/15	$1,250,406	$1,250,406

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

FLG-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a]
Health care	$82,022,319	$—	$1,250,406	$83,272,725
All Other Equity Investments[b]	223,055,522	—	—	223,055,522
Short Term Investments	—	427,180	—	427,180

Total Investments in Securities	$305,077,841	$427,180	$1,250,406	$306,755,427

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FLG-19

Franklin Mutual Global Discovery VIP Fund

We are pleased to bring you Franklin Mutual Global Discovery VIP Fund’s semiannual report for the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +3.03% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	MGD-1

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Fund Goal and Main Investments

Franklin Mutual Global Discovery VIP Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index, generated a +2.95% total return and the Standard & Poor’s® 500 Index posted a +1.23% total return for the same period.1

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while gold prices declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data. In its June meeting, the Fed lowered its economic growth forecast for 2015 and raised unemployment estimates given the weak start to the year.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved somewhat during the six-month period. Spain expanded at a solid pace, and France and Italy returned to growth in 2015’s first quarter. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports. The region avoided deflation as the annual inflation rate rose in May. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, but Greece’s debt situation remained a major concern.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. A ceasefire agreement between Russia and Ukraine helped emerging market stocks early in the period. However, Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some

1. Source: Morningstar.

2. Source: MSCI.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

MGD-2	Semiannual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.3

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and

* Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

3. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	MGD-3

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

regions — Europe being an exception. To drive further growth, companies started looking externally to mergers and acquisitions, taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels, but from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of mergers and acquisitions (M&A) that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically been a good combination for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

Distressed debt remained a difficult market for us to find compelling new opportunities in. Low interest rates have kept credit widely available, and we saw little real distress. The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

The Fund recently added new positions in Nokia and Holcim. Nokia is a radically different firm from the one that dominated world mobile phone sales 15 years ago. Nokia sold its phone business to Microsoft in 2014 and the Navteq maps business that Nokia acquired in 2007 is for sale. The firm is now focusing on telecommunications network equipment and intellectual property, and enhancing this new focus with a proposed merger with Alcatel-Lucent. The combined company would have a range of products across the telecommunications sector and be one of a few major suppliers left in the market. The merger is also expected to generate material cost savings, which could make the new company even more competitive. The Fund hopes to benefit from this potentially value-creating project.

Holcim is a Swiss manufacturer of cement, aggregates and other construction products. At period-end, the company was in the process of merging with France’s Lafarge, another major European cement maker, with the deal expected to close in July 2015. The merger would create a global company with a presence in over 90 countries that, in our view, would likely produce significant synergies, help to improve operating profitability and generate strong cash flows.

Turning to Fund performance, many Fund holdings increased in value during the six-month period. Top contributors included bank ING Groep, hotel operator Accor and technology leader Apple.

Shares of Netherlands-based bank ING Groep rallied, particularly in the first quarter of 2015, as the company continued to reduce its ownership of NN Group. This is one of the final steps in the company’s transformation into a simple and well-capitalized bank following the sale of its U.S. insurance operations, Voya Financial, and its stake in Brazil-based insurer SulAmerica. NN Group includes ING’s European and Japanese insurance and investment management businesses. The bank also announced in February the resumption of its regular dividend, and the market anticipated a material special dividend once the disposal of NN Group is completed in 2016. Investors were also encouraged by the company’s positive outlook communicated during its first-quarter earnings call.

Top 10 Sectors/Industries
6/30/15
% of Total Net Assets
Banks	17.9%
Insurance	9.5%
Pharmaceuticals	7.4%
Oil, Gas & Consumable Fuels	6.9%
Media	5.8%
Software	4.8%
Tobacco	4.4%
Technology Hardware, Storage & Peripherals	3.6%
Food & Staples Retailing	3.4%
Health Care Equipment & Supplies	2.5%

MGD-4	Semiannual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Improving economic conditions in Europe benefited France-based hotel operator Accor. In February, Accor’s management stated that it would accelerate its restructuring plan in 2015, an action that we view positively. The plan involved separating the streamlined, asset-heavy hotel property ownership division from the well-run, asset-light hotel management division. In April, the company reported improved demand in France and other important European markets. Finally, we believed Accor would further benefit from the economic stimulus provided by the ECB’s quantitative easing program that could improve consumer confidence and European demand, as well as from a weaker euro that could encourage tourism in the European region.

Apple reported quarterly results in January and April that were ahead of consensus estimates. The company reported ongoing strength in iPhone 6 and iPhone 6 Plus sales that boosted Apple’s product mix in terms of sales and overall average selling price. Growth in China also surged, and the company announced it would more than double the number of stores there by 2016. In April, Apple raised its dividend and increased its share buyback plan over the next two years.

During the period under review, some of the Fund’s investments negatively affected performance. These included publishing paper supplier Verso, document technology and business process solutions company Xerox, and information technology products provider Hewlett-Packard (HP).

Several negative events impacted Verso. Its merger with NewPage took longer than anticipated, and related legal costs, the lack of synergies, and increased costs amid higher wood prices depleted liquidity and weighed on company performance. During a first-quarter conference call in May, Verso announced that future disclosure of cash flow from operations would be summarized on its cash flow statements, making it more difficult to understand, in detail, the sources and uses of cash, as operations and working capital would be combined. Limiting such disclosure is not a positive development, in our view. Additionally, Verso’s chief financial officer (CFO) resigned to join a competitor, and this loss of the company’s CFO at a difficult time shook investor confidence. Although these factors weighed heavily on Verso’s capital structure, we continued to enjoy a high coupon rate, a first lien senior secured position, and the prospects for significant synergies that we think could be realized by year-end if management follows through on its business plan.

Xerox lowered its 2015 earnings guidance in April and reported disappointing quarterly results as margins deteriorated in its services unit. Company management attributed the margin decline to execution difficulties, particularly with its large health care-related projects. Xerox struggled with its biggest government health care contracts within its services unit for a considerable time, causing a series of cost-driven misses. Outside of services, the company’s document technology unit performed well and its capital management has been favorable as the company continued to repurchase shares.

HP reported a mixed set of quarterly results in February and lowered its 2015 full-year guidance due to a stronger U.S. dollar. HP also lowered its earnings outlook for 2015 and its full-year free cash flow estimate, a result of separation costs from its plan to break into two companies, higher working capital and lower earnings. Although the cost of splitting into two separate companies was viewed as expensive, we believed it would be a positive move with the potential to unlock some value.

Top 10 Equity Holdings
6/30/15
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp. Software, U.S.	2.7%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.6%
Wells Fargo & Co. Banks, U.S.	2.3%
American International Group Inc. Insurance, U.S.	2.0%
Apple Inc. Technology Hardware, Storage & Peripherals, U.S.	2.0%
Vodafone Group PLC Wireless Telecommunication Services, U.K.	1.7%
Citigroup Inc. Banks, U.S.	1.7%
ING Groep NV, IDR Banks, Netherlands	1.7%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	1.7%
Royal Dutch Shell PLC, A Oil, Gas & Consumable Fuels, U.K.	1.6%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Semiannual Report	MGD-5

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

MGD-6	Semiannual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,030.30	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.26%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	MGD-7

SUPPLEMENT DATED JULY 1, 2015

TO THE CLASS 1, CLASS 2 AND CLASS 4 PROSPECTUSES

DATED MAY 1, 2015

OF FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Class 1, Class 2 and Class 4 prospectuses are amended as follows:

In the Fund Summary, the third paragraph under the heading “Principal Investment Strategies,” and in the Fund Details, the seventh paragraph under the heading “Principal Investment Policies and Practices,” are replaced with the following:

The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt. The Fund presently does not intend to invest more than a portion (no more than 25%) of its assets in securities of issuers located in emerging market countries.

Please keep this supplement with your prospectus for future reference.

MGD-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.61		$23.31		$20.55	$19.66	$21.16	$19.14

Income from investment operations[a]:

Net investment income[b]	0.26		0.68	[c]	0.46	0.43	0.52	0.38

Net realized and unrealized gains (losses)	0.46		0.76		5.03	2.21	(1.09)	1.94

Total from investment operations	0.72		1.44		5.49	2.64	(0.57)	2.32

Less distributions from:

Net investment income	—		(0.57)		(0.58)	(0.64)	(0.50)	(0.30)

Net realized gains	—		(1.57)		(2.15)	(1.11)	(0.43)	—

Total distributions	—		(2.14)		(2.73)	(1.75)	(0.93)	(0.30)

Net asset value, end of period	$23.33		$22.61		$23.31	$20.55	$19.66	$21.16

Total return[d]	3.18%		5.98%		27.95%	13.63%	(2.73)%	12.24%

Ratios to average net assets[e]

Expenses[f]	1.01%	[g,h]	1.00%	[g]	0.97% [g]	0.99%	0.97% [g]	1.00% [g]

Expenses incurred in connection with securities sold short	0.04%		0.03%		—% [i]	—%[i]	—% [i]	0.02%

Net investment income	2.22%		2.85%	[c]	2.13%	2.12%	2.34%	1.93%

Supplemental data

Net assets, end of period (000’s)	$2,658		$2,313		$2,465	$1,136	$974	$84,213

Portfolio turnover rate	12.09%		22.18%		15.58%	25.63%	26.17% [j]	49.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.11		$22.84		$20.17	$19.30	$20.80	$18.81

Income from investment operations[a]:

Net investment income[b]	0.22		0.60	[c]	0.42	0.38	0.43	0.33

Net realized and unrealized gains (losses)	0.45		0.75		4.92	2.15	(1.04)	1.91

Total from investment operations	0.67		1.35		5.34	2.53	(0.61)	2.24

Less distributions from:

Net investment income	—		(0.51)		(0.52)	(0.55)	(0.46)	(0.25)

Net realized gains	—		(1.57)		(2.15)	(1.11)	(0.43)	—

Total distributions	—		(2.08)		(2.67)	(1.66)	(0.89)	(0.25)

Net asset value, end of period	$22.78		$22.11		$22.84	$20.17	$19.30	$20.80

Total return[d]	3.03%		5.71%		27.61%	13.36%	(2.96)%	11.96%

Ratios to average net assets[e]

Expenses[f]	1.26%	[g,h]	1.25%	[g]	1.22% [g]	1.24%	1.22% [g]	1.25% [g]

Expenses incurred in connection with securities sold short	0.04%		0.03%		—% [i]	—% [i]	—% [i]	0.02%

Net investment income	1.97%		2.60%	[c]	1.88%	1.87%	2.09%	1.68%

Supplemental data

Net assets, end of period (000’s)	$691,800		$685,711		$684,780	$660,465	$712,161	$1,351,223

Portfolio turnover rate	12.09%		22.18%		15.58%	25.63%	26.17% [j]	49.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MGD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014		2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.39		$23.10		$20.38	$19.50	$21.02	$19.02

Income from investment operations[a]:

Net investment income[b]	0.21		0.61	[c]	0.40	0.36	0.40	0.31

Net realized and unrealized gains (losses)	0.46		0.73		4.97	2.19	(1.05)	1.94

Total from investment operations	0.67		1.34		5.37	2.55	(0.65)	2.25

Less distributions from:

Net investment income	—		(0.48)		(0.50)	(0.56)	(0.44)	(0.25)

Net realized gains	—		(1.57)		(2.15)	(1.11)	(0.43)	—

Total distributions	—		(2.05)		(2.65)	(1.67)	(0.87)	(0.25)

Net asset value, end of period	$23.06		$22.39		$23.10	$20.38	$19.50	$21.02

Total return[d]	2.99%		5.60%		27.52%	13.27%	(3.08)%	11.87%

Ratios to average net assets[e]

Expenses[f]	1.36%	[g,h]	1.35%	[g]	1.32% [g]	1.34%	1.32% [g]	1.35% [g]

Expenses incurred in connection with securities sold short	0.04%		0.03%		—% [i]	—% [i]	—% [i]	0.02%

Net investment income	1.87%		2.50%	[c]	1.78%	1.77%	1.99%	1.58%

Supplemental data

Net assets, end of period (000’s)	$56,596		$59,961		$70,354	$62,346	$66,695	$70,613

Portfolio turnover rate	12.09%		22.18%		15.58%	25.63%	26.17% [j]	49.31%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Mutual Global Discovery VIP Fund
		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests 91.1%
	Aerospace & Defense 0.7%
	B/E Aerospace Inc.	United States	65,840	$3,614,616
a	KLX Inc.	United States	32,920	1,452,760

				5,067,376

	Auto Components 0.9%
	Cie Generale des Etablissements Michelin, B	France	30,800	3,226,212
a,b	International Automotive Components Group Brazil LLC	Brazil	424,073	37,011
a,b,c	International Automotive Components Group North America LLC	United States	4,052,916	3,607,152

				6,870,375

	Automobiles 1.3%
	General Motors Co.	United States	214,110	7,136,286
	Hyundai Motor Co.	South Korea	20,953	2,545,111

				9,681,397

	Banks 17.9%
	Barclays PLC	United Kingdom	2,052,511	8,399,809
	BNP Paribas SA	France	117,870	7,113,156
a	Capital Bank Financial Corp., A	United States	78,494	2,281,821
a,d	Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	7,846,632
	CIT Group Inc.	United States	168,672	7,841,561
	Citigroup Inc.	United States	229,050	12,652,722
	Citizens Financial Group Inc.	United States	249,552	6,815,265
a	Commerzbank AG	Germany	655,995	8,381,759
	HSBC Holdings PLC	United Kingdom	586,355	5,251,555
	ING Groep NV, IDR	Netherlands	756,040	12,478,444
	JPMorgan Chase & Co.	United States	131,280	8,895,533
	KB Financial Group Inc.	South Korea	56,047	1,847,142
	PNC Financial Services Group Inc.	United States	112,821	10,791,329
a	Seacoast Banking Corp. of Florida	United States	398,000	6,288,400
	Societe Generale SA	France	118,614	5,534,769
	SunTrust Banks Inc.	United States	111,578	4,800,085
	Wells Fargo & Co.	United States	307,140	17,273,554

				134,493,536

	Beverages 1.1%
	PepsiCo Inc.	United States	90,367	8,434,856

	Capital Markets 1.1%
	Credit Suisse Group AG	Switzerland	128,334	3,527,092
	UBS Group AG	Switzerland	220,850	4,683,409

				8,210,501

	Communications Equipment 2.3%
	Cisco Systems Inc.	United States	359,180	9,863,083
	Nokia Corp., ADR	Finland	519,486	3,558,479
	Nokia OYJ, A	Finland	611,269	4,148,683

				17,570,245

	Construction Materials 0.7%
a	Holcim Ltd., B	Switzerland	74,930	5,529,002

	Consumer Finance 0.5%
a	Ally Financial Inc.	United States	151,600	3,400,388

MGD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Consumer Services 0.1%
	Cengage Learning Holdings II LP	United States	22,762	$643,026

	Diversified Telecommunication Services 0.4%
	China Telecom Corp. Ltd., H	China	4,976,104	2,920,833
a,e,f	Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—

				2,920,833

	Energy Equipment & Services 1.2%
	Baker Hughes Inc.	United States	145,092	8,952,176

	Food & Staples Retailing 3.4%
	CVS Health Corp.	United States	46,236	4,849,232
	Empire Co. Ltd., A	Canada	72,193	5,084,722
	Metro AG	Germany	226,924	7,151,883
	Walgreens Boots Alliance Inc.	United States	102,904	8,689,214

				25,775,051

	Health Care Equipment & Supplies 2.5%
	Medtronic PLC	United States	146,350	10,844,535
	Stryker Corp.	United States	83,662	7,995,577

				18,840,112

	Health Care Providers & Services 0.4%
	Cigna Corp.	United States	20,116	3,258,792

	Hotels, Restaurants & Leisure 1.9%
	Accor SA	France	233,913	11,801,180
	Sands China Ltd.	Hong Kong	648,800	2,180,341

				13,981,521

	Independent Power & Renewable Electricity Producers 0.9%
	NRG Energy Inc.	United States	299,277	6,847,458

	Industrial Conglomerates 2.2%
	Jardine Strategic Holdings Ltd.	Hong Kong	371,698	11,251,298
	Koninklijke Philips NV	Netherlands	192,174	4,887,321

				16,138,619

	Insurance 9.5%
	ACE Ltd.	United States	112,290	11,417,647
a	Alleghany Corp.	United States	2,730	1,279,715
	The Allstate Corp.	United States	116,387	7,550,025
	American International Group Inc.	United States	243,553	15,056,446
	China Pacific Insurance (Group) Co. Ltd., H	China	845,908	4,070,407
	E-L Financial Corp. Ltd.	Canada	5,378	2,823,149
	MetLife Inc.	United States	100,526	5,628,451
	NN Group NV	Netherlands	325,023	9,133,425
	PartnerRe Ltd.	United States	48,733	6,262,190
	PICC Property and Casualty Co. Ltd., H	China	180,838	411,523
	XL Group PLC	Ireland	216,870	8,067,564

				71,700,542

	IT Services 0.9%
	Xerox Corp.	United States	612,817	6,520,373

Semiannual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Machinery 0.5%
	Caterpillar Inc.	United States	43,225	$3,666,344

	Marine 1.6%
	A.P. Moeller-Maersk AS, B	Denmark	6,595	11,940,575

	Media 5.8%
	CBS Corp., B	United States	91,632	5,085,576
a	DIRECTV	United States	129,180	11,986,612
	Reed Elsevier PLC	United Kingdom	213,615	3,473,348
	Time Warner Cable Inc.	United States	62,129	11,069,524
	Time Warner Inc.	United States	66,132	5,780,598
	Tribune Media Co., A	United States	4,449	237,532
	Tribune Publishing Co.	United States	7,747	120,389
	Twenty-First Century Fox Inc., B	United States	170,160	5,482,555

				43,236,134

	Metals & Mining 1.8%
	Anglo American PLC	United Kingdom	145,724	2,102,745
	Freeport-McMoRan Inc., B	United States	186,260	3,468,161
	ThyssenKrupp AG	Germany	295,953	7,696,462

				13,267,368

	Multiline Retail 0.5%
	Macy’s Inc.	United States	58,280	3,932,152

	Oil, Gas & Consumable Fuels 6.9%
	Anadarko Petroleum Corp.	United States	41,180	3,214,511
	Apache Corp.	United States	140,021	8,069,410
	BG Group PLC	United Kingdom	272,693	4,538,906
	BP PLC	United Kingdom	1,028,014	6,785,465
	China Shenhua Energy Co. Ltd., H	China	2,009,534	4,583,355
	CONSOL Energy Inc.	United States	114,311	2,485,121
	Marathon Oil Corp.	United States	178,885	4,747,608
	Repsol SA	Spain	104,221	1,829,348
	Royal Dutch Shell PLC, A	United Kingdom	435,012	12,299,354
a	Whiting Petroleum Corp.	United States	101,406	3,407,241

				51,960,319

	Paper & Forest Products 0.0%†
a	Verso Corp.	United States	36,624	24,172

	Personal Products 0.1%
	Avon Products Inc.	United States	174,524	1,092,520

	Pharmaceuticals 7.4%
	Eli Lilly & Co.	United States	140,630	11,741,199
a	Hospira Inc.	United States	44,053	3,907,941
	Merck & Co. Inc.	United States	346,558	19,729,547
	Novartis AG, ADR	Switzerland	76,830	7,555,462
	Teva Pharmaceutical Industries Ltd., ADR	Israel	210,898	12,464,072

				55,398,221

	Road & Rail 0.5%
a	CAR Inc.	China	1,623,080	3,446,479

MGD-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/Units	Value
	Common Stocks and Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment 0.3%
	SK Hynix Semiconductor Inc.	South Korea	53,632	$2,026,217

	Software 5.1%
a	Check Point Software Technologies Ltd.	Israel	95,512	7,597,980
	Microsoft Corp.	United States	452,522	19,978,846
	Open Text Corp.	Canada	62,541	2,534,787
	Symantec Corp.	United States	364,800	8,481,600

				38,593,213

	Specialty Retail 1.0%
	Kingfisher PLC	United Kingdom	1,354,320	7,389,283

	Technology Hardware, Storage & Peripherals 3.6%
	Apple Inc.	United States	117,767	14,770,926
	EMC Corp.	United States	257,415	6,793,182
	Hewlett-Packard Co.	United States	190,760	5,724,707

				27,288,815

	Tobacco 4.4%
	Altria Group Inc.	United States	176,234	8,619,605
	British American Tobacco PLC	United Kingdom	220,778	11,844,663
	Philip Morris International Inc.	United States	75,124	6,022,691
	Reynolds American Inc.	United States	88,705	6,622,715

				33,109,674

	Wireless Telecommunication Services 1.7%
	Vodafone Group PLC	United Kingdom	3,618,505	13,066,218

	Total Common Stocks and Other Equity Interests (Cost $526,945,455)			684,273,883

	Preferred Stocks 1.7%
	Automobiles 0.8%
	Volkswagen AG, pfd.	Germany	26,396	6,118,741

	Diversified Financial Services 0.9%
a,b	Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000	6,300,320

	Total Preferred Stocks (Cost $10,942,485)			12,419,061

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 2.5%
d	Avaya Inc., senior note, 144A, 10.50%, 3/01/21	United States	609,000	505,470
g,h	Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	142,374	142,907
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	5,184,000	4,959,792
	[g,h] Tranche D Term Loan, 6.937%, 1/30/19	United States	6,889,154	6,378,206
	[g,h] Tranche E Term Loan, 7.687%, 7/30/19	United States	2,213,881	2,079,664
g,h	JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	151,324	151,135
d,i	NGPL PipeCo LLC, senior secured note, 144A, 9.625%, 6/01/19	United States	2,369,000	2,410,457
	Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	1,749,000	1,027,538

Semiannual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
	Walter Energy Inc.,
	[g,h] B Term Loan, 7.25%, 4/01/18	United States	1,651,867	$911,281
	[d] first lien, 144A, 9.50%, 10/15/19	United States	966,000	533,715
	[d,j] second lien, 144A, PIK, 11.50%, 4/01/20	United States	801,340	43,429

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $21,207,664)			19,143,594

	Corporate Notes and Senior Floating Rate Interests in Reorganization 1.1%
b,k	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—
g,h,k	Caesars Entertainment Operating Co. Inc., Term B-7 Loans, 1.50%, 3/01/17	United States	1,176,090	1,029,667
g,h,k	Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.671%, 10/10/17	United States	5,912,264	3,417,105
d,k	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	5,895,000	3,610,687

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $11,703,517)			8,057,459

			Shares
	Companies in Liquidation 0.3%
a	Adelphia Recovery Trust	United States	5,379,562	10,759
a,e	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	4,293
a,e,f	Century Communications Corp., Contingent Distribution	United States	1,074,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	2,077,368	—
a,l	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	17,348,669	2,298,699
a,f	NewPage Corp., Litigation Trust	United States	4,854,000	—
a,e,f	Tribune Media Litigation Trust, Contingent Distribution	United States	56,925	—

	Total Companies in Liquidation (Cost $3,555,246)			2,313,751

			Principal Amount*
	Municipal Bonds (Cost $2,112,494) 0.2%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	2,261,000	1,531,828

	Total Investments before Short Term Investments (Cost $576,466,861)			727,739,576

MGD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount*	Value
	Short Term Investments 1.7%
	U.S. Government and Agency Securities 1.6%
m	FHLB, 7/01/15	United States	2,500,000	$2,500,000
m,n	U.S. Treasury Bills, 7/09/15 - 12/03/15	United States	10,000,000	9,999,423

	Total U.S. Government and Agency Securities (Cost $12,498,232)			12,499,423

	Total Investments before Repurchase Agreements (Cost $588,965,093)			740,238,999

o	Investments from Cash Collateral Received for Loaned Securities 0.1%
	Repurchase Agreements 0.1%
p	Joint Repurchase Agreement, 0.10%, 7/01/15 (Maturity Value $105,243)	United States	105,243	105,243
	HSBC Securities (USA) Inc.
	Collateralized by U.S. Government and Agency Securities, 0.000% - 5.375%, 2/22/17 - 7/15/32; and U.S. Government Agency Strips, 7/15/15 - 1/15/37 (valued at $107,348)
p	Joint Repurchase Agreement, 0.11%, 7/01/15 (Maturity Value $337,884)	United States	337,883	337,883
	RBS Securities Inc.
	Collateralized by U.S. Treasury Bonds, 3.625%, 2/15/44; and U.S. Treasury Notes, 1.00% - 3.625%, 9/30/15 - 2/15/44 (valued at $344,642)

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $443,126)			443,126

	Total Investments (Cost $589,408,219) 98.6%			740,682,125
	Securities Sold Short (0.3)%			(2,367,202)
	Other Assets, less Liabilities 1.7%			12,739,221

	Net Assets 100.0%			$751,054,144

			Shares
q	Securities Sold Short (0.3)%
	Common Stocks (0.3)%
	Energy Equipment & Services (0.0)%†
	Halliburton Co.	United States	3,677	$(158,368)

	Software (0.3)%
	VMware Inc., A	United States	25,762	(2,208,834)

	Total Securities Sold Short (Proceeds $2,302,315)			$(2,367,202)

Semiannual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $14,950,390, representing 1.99% of net assets.

eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2015, the aggregate value of these securities was $—.

gSee Note 1(g) regarding senior floating rate interests.

hThe coupon rate shown represents the rate at period end.

iA portion or all of the security is on loan at June 30, 2015. See Note 1(f).

jIncome may be received in additional securities and/or cash.

kSee Note 7 regarding credit risk and defaulted securities.

lBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

mThe security is traded on a discount basis with no stated coupon rate.

nSecurity or a portion of the security has been pledged as collateral for securities sold short and forward contracts. At June 30, 2015, the aggregate value of these securities and/or cash pledged as collateral was $6,257,613, representing 0.83% of net assets.

oSee Note 1(f) regarding securities on loan.

pSee Note 1(c) regarding joint repurchase agreement.

qSee Note 1(e) regarding securities sold short.

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
CHF/USD	Short	2	$268,050	9/14/15	$1,955	$—
EUR/USD	Short	246	34,304,700	9/14/15	422,449	—
GBP/USD	Short	219	21,523,594	9/14/15	—	(521,950)

Totals			$56,096,344		$424,404	$(521,950)

Net unrealized appreciation (depreciation)						$(97,546)

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	289,021	$324,130	7/20/15	$—	$(1,942)
Euro	BOFA	Sell	1,669,478	1,926,799	7/20/15	65,737	—
Euro	BONY	Sell	69,136	80,304	7/20/15	3,234	—
Euro	BZWS	Sell	205,439	231,046	7/20/15	2,031	—
Euro	DBAB	Buy	309,252	346,685	7/20/15	47	(1,991)
Euro	DBAB	Sell	2,069,221	2,396,675	7/20/15	89,997	—
Euro	FBCO	Buy	310,912	346,535	7/20/15	56	—
Euro	FBCO	Sell	1,810,153	2,083,407	7/20/15	65,527	—
Euro	HSBC	Buy	621,541	700,206	7/20/15	—	(7,339)
Euro	HSBC	Sell	2,333,282	2,709,123	7/20/15	108,082	—
Euro	SSBT	Buy	1,345,455	1,504,128	7/20/15	—	(4,273)
Euro	SSBT	Sell	1,935,624	2,260,496	7/20/15	102,746	—
British Pound	BOFA	Sell	2,804,423	4,239,264	7/21/15	—	(165,824)

MGD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	HSBC	Sell	2,629,277	$3,981,081	7/21/15	$—	$(148,893)
South Korean Won	BOFA	Buy	608,663,744	559,598	8/12/15	—	(16,551)
South Korean Won	BOFA	Sell	3,122,744,550	2,821,142	8/12/15	36,286	(1,242)
South Korean Won	FBCO	Buy	954,644,063	854,542	8/12/15	1,343	(4,156)
South Korean Won	FBCO	Sell	2,822,102,507	2,538,864	8/12/15	20,997	—
South Korean Won	HSBC	Buy	1,296,493,481	1,185,982	8/12/15	—	(29,257)
South Korean Won	HSBC	Sell	4,101,330,131	3,689,933	8/12/15	32,493	(1,747)
Swiss Franc	BOFA	Buy	214,621	222,832	8/12/15	7,078	—
Swiss Franc	BOFA	Sell	85,880	92,109	8/12/15	111	—
Swiss Franc	DBAB	Buy	116,655	127,054	8/12/15	—	(2,089)
Swiss Franc	DBAB	Sell	107,251	112,410	8/12/15	—	(2,481)
Swiss Franc	FBCO	Buy	120,705	127,994	8/12/15	1,614	(304)
Swiss Franc	FBCO	Sell	133,250	139,941	8/12/15	582	(3,384)
Swiss Franc	HSBC	Sell	34,465	37,243	8/12/15	323	—
Swiss Franc	SSBT	Buy	60,535	65,274	8/12/15	36	(463)
Swiss Franc	SSBT	Sell	2,204,962	2,385,950	8/12/15	33,465	(9,551)
British Pound	BOFA	Buy	2,826,178	4,374,826	8/19/15	67,551	(4,061)
British Pound	BOFA	Sell	2,074,710	3,173,591	8/19/15	—	(84,597)
British Pound	BZWS	Sell	245,449	372,864	8/19/15	—	(12,596)
British Pound	DBAB	Sell	176,767	271,023	8/19/15	—	(6,577)
British Pound	FBCO	Buy	212,609	337,457	8/19/15	—	(3,570)
British Pound	FBCO	Sell	1,578,762	2,414,971	8/19/15	—	(64,365)
British Pound	HSBC	Sell	1,546,970	2,371,251	8/19/15	—	(58,157)
British Pound	SSBT	Buy	621,978	980,668	8/19/15	1,715	(5,610)
British Pound	SSBT	Sell	445,957	685,645	8/19/15	—	(14,700)
Euro	BOFA	Sell	6,938,006	7,842,762	8/31/15	143,773	(39,890)
Euro	DBAB	Sell	1,482,650	1,600,490	8/31/15	1,457	(54,764)
Euro	FBCO	Sell	2,827,631	3,117,687	8/31/15	29,464	(65,809)
Euro	HSBC	Sell	1,299,376	1,407,514	8/31/15	2,085	(43,937)
Euro	SSBT	Sell	579,504	624,702	8/31/15	833	(22,530)
Canadian Dollar	BONY	Buy	405,718	328,722	9/18/15	1,412	(5,652)
Canadian Dollar	DBAB	Buy	181,168	149,565	9/18/15	—	(4,672)
Canadian Dollar	DBAB	Sell	10,309,605	8,069,250	9/18/15	3,409	(179,482)
Canadian Dollar	HSBC	Sell	148,443	120,263	9/18/15	1,543	—
Euro	BOFA	Sell	6,698,465	7,214,264	10/16/15	2,442	(265,564)
Euro	DBAB	Sell	1,178,588	1,268,416	10/16/15	—	(47,222)
Euro	FBCO	Sell	5,408,467	5,798,721	10/16/15	1,130	(239,792)
Euro	HSBC	Sell	1,665,998	1,819,821	10/16/15	1,938	(41,843)
Euro	SSBT	Sell	416,378	445,182	10/16/15	57	(19,671)
British Pound	BOFA	Buy	192,738	302,862	10/22/15	—	(315)
British Pound	BOFA	Sell	8,155,831	12,456,636	10/22/15	—	(345,795)
British Pound	DBAB	Buy	361,273	561,278	10/22/15	6,034	(212)
British Pound	FBCO	Sell	2,894,373	4,312,615	10/22/15	—	(230,761)
British Pound	HSBC	Buy	174,957	274,745	10/22/15	—	(111)
Euro	BOFA	Sell	7,590,359	8,610,628	11/18/15	141,785	(9,395)
Euro	BONY	Sell	2,743,006	3,000,574	11/18/15	—	(63,295)
Euro	DBAB	Sell	4,192,516	4,759,752	11/18/15	76,818	—
Euro	FBCO	Sell	456,607	512,659	11/18/15	2,640	—
Euro	HSBC	Sell	5,567,090	6,327,377	11/18/15	109,079	—
Euro	SSBT	Sell	2,731,871	3,076,916	11/18/15	26,465	(979)

Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$1,193,415	$(2,337,411)

Net unrealized appreciation (depreciation)							$(1,143,996)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MGD-35.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$588,965,093
Cost - Repurchase agreements	443,126

Total cost of investments	$589,408,219

Value - Unaffiliated issuers	$740,238,999
Value - Repurchase agreements	443,126

Total value of investments (includes securities loaned in the amount of $429,385)	740,682,125
Cash	1,675,457
Foreign currency, at value (cost $8,280,145)	8,276,099
Receivables:
Investment securities sold	586,761
Capital shares sold	346,561
Dividends and interest	2,277,706
Due from brokers	3,690,133
Variation margin	342,081
Unrealized appreciation on OTC forward exchange contracts	1,193,415
Other assets	116,105

Total assets	759,186,443

Liabilities:
Payables:
Investment securities purchased	1,170,809
Capital shares redeemed	775,843
Management fees	593,067
Distribution fees	333,888
Securities sold short, at value (proceeds $2,302,315)	2,367,202
Payable upon return of securities loaned	443,126
Unrealized depreciation on OTC forward exchange contracts	2,337,411
Accrued expenses and other liabilities	110,953

Total liabilities	8,132,299

Net assets, at value	$751,054,144

Net assets consist of:
Paid-in capital	$499,088,623
Undistributed net investment income	27,978,956
Net unrealized appreciation (depreciation)	149,960,317
Accumulated net realized gain (loss)	74,026,248

Net assets, at value	$751,054,144

MGD-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2015 (unaudited)

Franklin Mutual Global Discovery VIP Fund

Class 1:
Net assets, at value	$2,658,043

Shares outstanding	113,940

Net asset value and maximum offering price per share	$23.33

Class 2:
Net assets, at value	$691,800,269

Shares outstanding	30,363,836

Net asset value and maximum offering price per share	$22.78

Class 4:
Net assets, at value	$56,595,832

Shares outstanding	2,454,689

Net asset value and maximum offering price per share	$23.06

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends (net of foreign taxes of $695,588)	$10,966,688
Interest	1,221,161
Income from securities loaned	77,474

Total investment income	12,265,323

Expenses:
Management fees (Note 3a)	3,550,039
Distribution fees: (Note 3c)
Class 2	871,516
Class 4	103,085
Custodian fees (Note 4)	18,308
Reports to shareholders	63,350
Professional fees	50,542
Trustees’ fees and expenses	1,588
Dividends on securities sold short	149,955
Other	13,166

Total expenses	4,821,549
Expense reductions (Note 4)	(81)
Expenses waived/paid by affiliates (Note 3e)	(321)

Net expenses	4,821,147

Net investment income	7,444,176

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	29,728,921
Foreign currency transactions	8,949,437
Futures contracts	3,784,061
Securities sold short	(9,633)

Net realized gain (loss)	42,452,786

Net change in unrealized appreciation (depreciation) on:
Investments	(20,359,226)
Translation of other assets and liabilities denominated in foreign currencies	(5,760,740)
Futures contracts	(1,112,771)

Net change in unrealized appreciation (depreciation)	(27,232,737)

Net realized and unrealized gain (loss)	15,220,049

Net increase (decrease) in net assets resulting from operations	$22,664,225

MGD-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$7,444,176	$19,755,011
Net realized gain (loss)	42,452,786	33,134,405
Net change in unrealized appreciation (depreciation)	(27,232,737)	(10,653,774)

Net increase (decrease) in net assets resulting from operations	22,664,225	42,235,642

Distributions to shareholders from:
Net investment income:
Class 1	—	(43,196)
Class 2	—	(14,775,740)
Class 4	—	(1,243,714)
Net realized gains:
Class 1	—	(119,891)
Class 2	—	(45,727,518)
Class 4	—	(4,102,276)

Total distributions to shareholders	—	(66,012,335)

Capital share transactions: (Note 2)
Class 1	272,389	(105,551)
Class 2	(14,733,670)	23,195,730
Class 4	(5,134,455)	(8,926,689)

Total capital share transactions	(19,595,736)	14,163,490

Net increase (decrease) in net assets	3,068,489	(9,613,203)
Net assets:
Beginning of period	747,985,655	757,598,858

End of period	$751,054,144	$747,985,655

Undistributed net investment income included in net assets:
End of period	$27,978,956	$20,534,780

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2015, 56.59% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily

MGD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by

Semiannual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2015, the Fund had OTC derivatives in a net liability position of $1,231,536 and the aggregate value of collateral pledged for such contracts was $1,828,183.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

MGD-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The total cash collateral received at period end was $443,126. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty

Semiannual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

h. Income and Deferred Taxes (continued)

exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MGD-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	17,767	$417,021	31,917	$725,026
Shares issued in reinvestment of distributions	—	—	7,051	163,086
Shares redeemed	(6,122)	(144,632)	(42,408)	(993,663)

Net increase (decrease)	11,645	$272,389	(3,440)	$(105,551)

Class 2 Shares:
Shares sold	1,667,604	$38,187,668	4,023,757	$92,853,300
Shares issued in reinvestment of distributions	—	—	2,672,405	60,503,258
Shares redeemed	(2,312,054)	(52,921,338)	(5,665,511)	(130,160,828)

Net increase (decrease)	(644,450)	$(14,733,670)	1,030,651	$23,195,730

Class 4 Shares:
Shares sold	50,867	$1,177,675	84,657	$1,961,531
Shares issued in reinvestment of distributions	—	—	233,144	5,345,990
Shares redeemed	(274,259)	(6,312,130)	(685,719)	(16,234,210)

Net increase (decrease)	(223,392)	$(5,134,455)	(367,918)	$(8,926,689)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $200 million
0.935%	Over $200 million, up to and including $700 million
0.900%	Over $700 million, up to and including $1.2 billion
0.875%	Over $1.2 billion, up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	In excess of $10 billion

Semiannual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

3. Transactions With Affiliates (continued)

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$589,361,122

Unrealized appreciation	$185,356,220
Unrealized depreciation	(34,035,217)

Net unrealized appreciation (depreciation)	$151,321,003

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2015, aggregated $87,961,711 and $92,054,020, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities

MGD-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $8,057,459, representing 1.07% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Dates	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	5,430,000	6,300,320
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	37,011
4,052,916	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	3,247,714	3,607,152

	Total Restricted Securities (Value is 1.32% of Net Assets)		$8,959,938	$9,944,483

9. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$424,404	[a]	Variation margin	$521,950	[a]
	Unrealized appreciation on OTC forward exchange contracts	1,193,415		Unrealized depreciation on OTC forward exchange contracts	2,337,411

Totals		$1,617,819			$2,859,361

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Semiannual Report	MGD-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

9. Other Derivative Information (continued)

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Foreign currency transactions	$9,013,685	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(5,760,455)[a]
	Futures contracts	3,784,061		Futures contracts	(1,112,771)

Totals		$12,797,746			$(6,873,226)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 0.99% of average month end net assets. The average month end number of open derivative contracts for the period was 236.

See Note 1(d) regarding derivative financial instruments.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

MGD-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities
Equity Investments:[a]
Auto Components	$3,226,212	$—	$3,644,163		$6,870,375
Banks	126,646,904	7,846,632	—		134,493,536
Diversified Financial Services	—	—	6,300,320		6,300,320
All Other Equity Investments[b]	549,028,713	—	—	[c]	549,028,713
Corporate Bonds, Notes and Senior Floating Rate Interests	—	19,143,594	—		19,143,594
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	8,057,459	—	[c]	8,057,459
Companies in Liquidation	—	2,313,751	—	[c]	2,313,751
Municipal Bonds	—	1,531,828	—		1,531,828
Short Term Investments	9,999,423	2,943,126	—		12,942,549

Total Investments in Securities	$688,901,252	$41,836,390	$9,944,483		$740,682,125

Other Financial Instruments
Futures Contracts	$424,404	$—	$—		$424,404
Forward Exchange Contracts	—	1,193,415	—		1,193,415

Total Other Financial Instruments	$424,404	$1,193,415	$—		$1,617,819

Liabilities:
Other Financial Instruments
Securities Sold Short	$2,367,202	$—	$—		$2,367,202
Futures Contracts	521,950	—	—		521,950
Forward Exchange Contracts	—	2,337,411	—		2,337,411

Total Other Financial Instruments	$2,889,152	$2,337,411	$—		$5,226,563

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2015.

Semiannual Report	MGD-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

11. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2015, the reconciliation of assets is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfers Into (Out of) Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$3,108,896		$—	$—	$—	$—	$—	$535,267	$3,644,163	$535,267
Diversified Financial Services	5,052,941		—	—	—	—	—	1,247,379	6,300,320	1,247,379
Insurance	—	[c]	—	(834)	—	—	(199,086)	199,920	—	—
Real Estate Management & Development	4,108,670		—	(4,881,451)	—	—	2,540,917	(1,768,136)	—	—

Total Investments in Securities	$12,270,507		$—	$(4,882,285)	$—	$—	$2,341,831	$214,430	$9,944,483	$1,782,646

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

bIncludes common and preferred stocks as well as other equity investments.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2015, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/ Range	Impact to Fair Value if Input Increases[a]
Assets:

Investments in Securities:

Equity Investments:[b]

Auto Components	$3,607,152	Market comparables	Discount for lack of marketability EV / EBITDA multiple	10% 4.1x	Decrease Increase	[c] [d]
Diversified Financial Services	6,300,320	Discounted Cash Flow Model	Cost of equity Long-term revenue growth rate Adjusted EBITDA margin	15% 6.2% - 33.4% 7.0% - 20.1%	Decrease Increase Increase	[d] [d] [c]
All Other Investments[e]	37,011
Total	$9,944,483

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes common and preferred stocks.

cRepresents a significant impact to fair value but not net assets.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization

EV	Enterprise value

MGD-34	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

12. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	EUR	Euro	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	GBP	British Pound	GO	General Obligation

DBAB	Deutsche Bank AG	USD	United States Dollar	IDR	International Depositary Receipt

FBCO	Credit Suisse Group AG			PIK	Payment-In-Kind

HSBC	HSBC Bank USA, N.A.

SSBT	State Street Bank and Trust Co.

Semiannual Report	MGD-35

Franklin Mutual Shares VIP Fund

We are pleased to bring you Franklin Mutual Shares VIP Fund’s semiannual report for the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +2.08% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	MS-1

FRANKLIN MUTUAL SHARES VIP FUND

Fund Goals and Main Investments

Franklin Mutual Shares VIP Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve special risks including currency fluctuations, and economic and political uncertainties. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), delivered a +1.23% total return for the period under review.1

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while gold prices declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. In the eurozone, economic growth improved somewhat during the six-month period. The region avoided deflation as the annual inflation rate rose in May. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, which helped limit fears about Greece’s debt situation.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.3

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is

1. Source: Morningstar.

2. Source: MSCI.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Please see Index Descriptions following the Fund Summaries.

MS-2	Semiannual Report

FRANKLIN MUTUAL SHARES VIP FUND

investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

During the six months ended June 30, 2015, European equities rebounded while overall global markets slowed after a three-year ascent. Globally, major central banks remained accommodative while fiscal authorities focused on budgetary discipline. Large companies also remained disciplined about operating costs, with margins at historically high levels in many industries and regions — Europe being an exception. To drive further growth, companies started looking externally to mergers and acquisitions (M&A), taking advantage of low interest rates to finance deals. In this environment, we saw many opportunities.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were not at distressed levels, but from our perspective, they reflected a consensus view of a modest global recovery and the persistence of historically high profit margins. Some countries, such as Greece and China, and sectors, such as energy, have been subject to significant market movements, but the global equity market as a whole has been relatively stable. Global quantitative easing has provided a supportive backdrop, and corporations, in general, have built strong balance sheets and focused intensely on improving efficiency.

The acceleration of M&A that we have been waiting for is now well under way, with announcements of mega mergers in health care, telecommunications and technology. At the same time, regulatory scrutiny increased, as happened with Comcast’s failed attempt to acquire Time Warner Cable. Environments like this — active M&A combined with regulatory uncertainty and market volatility — have historically been a good combination for us. As we discussed in the 2014 annual report, we seek to use a mixture of merger arbitrage positions — positions constructed solely to benefit from deal completion — and investments in one or both of the companies involved in a deal to benefit from a deal spread and from possible value creation once the deal is completed.

Top 10 Sectors/Industries
Based on Equity Securities
6/30/15
% of Total Net Assets
Banks	10.8%
Insurance	9.3%
Media	8.5%
Pharmaceuticals	8.0%
Oil, Gas & Consumable Fuels	6.1%
Tobacco	4.9%
Software	4.7%
Technology Hardware, Storage & Peripherals	4.6%
Health Care Equipment & Supplies	3.8%
Food & Staples Retailing	3.1%

Semiannual Report	MS-3

FRANKLIN MUTUAL SHARES VIP FUND

Distressed debt remained a difficult market for us to find compelling new opportunities in. Low interest rates have kept credit widely available, and we saw little real distress. The biggest exception continued to be energy, where lower commodity prices created strain for some issuers. However, the modest recovery in energy prices since the beginning of the year relieved some of the pressure, and in the past six months we found fewer new opportunities in this sector than we expected.

During the period under review, the Fund initiated positions in Macy’s and Holcim. Macy’s is a retailer that we believe to be well run and that owns valuable real estate and other potential sources of incremental value. Macy’s owns more than two-thirds of its stores and, in our view, could extract meaningful value without jeopardizing its retail franchise. Another possible source of value may be the company’s outsourced credit card operations. Macy’s management acknowledged that the financial markets seemed receptive to such transactions and the company indicated an increased willingness to explore these options.

Holcim is a Swiss manufacturer of cement, aggregates and other construction products. At period-end, the company was in the process of merging with France’s Lafarge, another major European cement maker, with the deal expected to close in July 2015. The merger would create a global company with a presence in over 90 countries that, in our view, would likely produce significant synergies, help to improve operating profitability and generate strong cash flows.

Turning to Fund performance, many Fund holdings increased in value during the six-month period. Top contributors included pharmaceutical companies Hospira and Eli Lilly & Co., and health care insurer Cigna.

Hospira is a global pharmaceutical and medical device company specializing in injectable generic drugs and biosimilars — drugs highly similar to medications licensed by other firms. Shares of Hospira benefited from an early February announcement that Pfizer reached an agreement to acquire Hospira. We believed the deal made sense as Hospira offered Pfizer a strong leadership position in injectables and an attractive high-growth market in the generic segment, and the deal positioned Pfizer as a top-tier biosimilars company with a strong pipeline. This acquisition news was in line with our views on industry consolidation and more specifically on Hospira as a highly attractive asset in the generics industry. Hospira also made substantial progress with its core business performance on an organic basis as demonstrated by its solid first-quarter results.

Shares of Cigna, a U.S.-based global health care insurer, jumped in mid-June after competitor Anthem announced it had made four bids to acquire the company, all of which Cigna had rejected. Prior to that news, Cigna had been the subject of increased investor speculation that it might seek to acquire a competitor or could itself be a potential takeover target, which had helped push the stock higher. Operationally, Cigna reported better-than-expected earnings results and raised its 2015 guidance in April, providing earnings support for its shares.

Eli Lilly, a U.S.-based pharmaceutical company, performed well during the period as Wall Street, in our view, gained more appreciation for the company’s research and development capabilities and deep pipeline. Eli Lilly has many attractive assets targeting end markets with high unmet medical needs that, in our assessment, position its business to generate strong revenues and free cash flows in the long term.

During the period under review, some of the Fund’s investments negatively affected performance. These included document technology and business process solutions company Xerox, global media company Twenty-First Century Fox and information technology products provider Hewlett-Packard (HP).

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

MS-4	Semiannual Report

FRANKLIN MUTUAL SHARES VIP FUND

Xerox lowered its 2015 earnings guidance in April and reported disappointing quarterly results as margins deteriorated in its services unit. Management attributed the margin decline to execution difficulties, particularly with its large health care-related projects. Xerox struggled with its biggest government health care contracts within its services unit for a considerable time, causing a series of cost-driven misses. Outside of services, the company’s document technology unit performed well and its capital management has been favorable as the company continued to repurchase shares.

Twenty-First Century Fox comprises the global television and entertainment assets that were part of News Corporation before the company’s mid-2013 split. In February, Twenty-First Century Fox lowered its 2015 earnings outlook due to a stronger U.S. dollar, worse-than-expected ratings at its broadcast network and lower-than-expected box office performance during the 2014 winter holiday season. The company maintained its earnings guidance in May but cautioned that currency could hinder its earnings growth outlook. In June, the company stated that Rupert Murdoch would hand over the role of chief executive officer to James Murdoch, his son, and remain executive co-chairman, effective July 1. Market reaction was slightly negative due to uncertainty over how James Murdoch may run the company, particularly regarding any changes in the capital structure or capital returns to shareholders.

HP reported a mixed set of quarterly results in February and lowered its 2015 full-year guidance due to a stronger U.S. dollar. HP also lowered its earnings outlook for 2015 and its full-year free cash flow estimate, a result of separation costs from its plan to break into two companies, higher working capital and lower earnings. Although the cost of splitting into two separate companies was viewed as expensive, we believed it would be a positive move with the potential to unlock some value.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor positive impact on the Fund’s performance.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings
6/30/15
Company Sector/Industry, Country	% of Total Net Assets
Merck & Co. Inc. Pharmaceuticals, U.S.	2.6%
Microsoft Corp. Software, U.S.	2.6%
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.6%
Eli Lilly & Co. Pharmaceuticals, U.S.	2.2%
PNC Financial Services Group Inc. Banks, U.S.	2.0%
Time Warner Cable Inc. Media, U.S.	1.9%
American International Group Inc. Insurance, U.S.	1.9%
Apple Inc. Technology Hardware, Storage & Peripherals, U.S.	1.9%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	1.8%
Twenty-First Century Fox Inc., B Media, U.S.	1.7%
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Semiannual Report	MS-5

FRANKLIN MUTUAL SHARES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,020.80	$5.01
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.01

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

MS-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.91		$21.92		$17.45		$15.57		$16.14		$14.75

Income from investment operations[a]:

Net investment income[b]	0.26		0.62	[c]	0.42		0.35		0.38	[d]	0.40	[e]

Net realized and unrealized gains (losses)	0.24		1.01		4.52		1.92		(0.53)		1.27

Total from investment operations	0.50		1.63		4.94		2.27		(0.15)		1.67

Less distributions from:

Net investment income	—		(0.52)		(0.47)		(0.39)		(0.42)		(0.28)

Net realized gains	—		(0.12)		—		—		—		—

Total distributions	—		(0.64)		(0.47)		(0.39)		(0.42)		(0.28)

Net asset value, end of period	$23.41		$22.91		$21.92		$17.45		$15.57		$16.14

Total return[f]	2.18%		7.38%		28.53%		14.61%		(0.79)%		11.47%

Ratios to average net assets[g]

Expenses[h]	0.75%	[i,j]	0.73%	[i]	0.71%	[i]	0.71%		0.73%	[i]	0.74%	[i]

Expenses incurred in connection with securities sold short	0.04%		0.03%		—%	[k]	—%	[k]	—%	[k]	0.02%

Net investment income	2.25%		2.83%	[c]	2.08%		2.06%		2.28%	[d]	2.66%	[e]

Supplemental data

Net assets, end of period (000’s)	$668,588		$656,463		$552,163		$449,343		$1,170,781		$1,301,520

Portfolio turnover rate	11.91%		21.33%		24.05%		34.07%	[l]	41.02%		32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.79%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014	2013		2012		2011		2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.60		$21.63	$17.23		$15.38		$15.95		$14.58

Income from investment operations[a]:

Net investment income[b]	0.23		0.58[c]	0.36		0.30		0.32	[d]	0.36	[e]

Net realized and unrealized gains (losses)	0.24		0.97	4.46		1.90		(0.51)		1.25

Total from investment operations	0.47		1.55	4.82		2.20		(0.19)		1.61

Less distributions from:

Net investment income	—		(0.46)	(0.42)		(0.35)		(0.38)		(0.24)

Net realized gains	—		(0.12)	—		—		—		—

Total distributions	—		(0.58)	(0.42)		(0.35)		(0.38)		(0.24)

Net asset value, end of period	$23.07		$22.60	$21.63		$17.23		$15.38		$15.95

Total return[f]	2.08%		7.12%	28.26%		14.24%		(1.04)%		11.19%

Ratios to average net assets[g]

Expenses[h]	1.00%	[i,j]	0.98% [i]	0.96%	[i]	0.96%		0.98%	[i]	0.99%	[i]

Expenses incurred in connection with securities sold short	0.04%		0.03%	—%	[k]	—%	[k]	—%	[k]	0.02%

Net investment income	2.00%		2.58% [c]	1.83%		1.81%		2.03%	[d]	2.41%	[e]

Supplemental data

Net assets, end of period (000’s)	$4,059,361		$4,218,342	$4,558,547		$4,069,803		$3,913,220		$4,188,821

Portfolio turnover rate	11.91%		21.33%	24.05%		34.07%	[l]	41.02%		32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.54%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

MS-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)		Year Ended December 31,
			2014		2013		2012		2011		2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.72		$21.74		$17.31		$15.45		$16.03		$14.66

Income from investment operations[a]:

Net investment income[b]	0.22		0.57	[c]	0.34		0.28		0.30	[d]	0.35	[e]

Net realized and unrealized gains (losses)	0.23		0.96		4.49		1.91		(0.51)		1.26

Total from investment operations	0.45		1.53		4.83		2.19		(0.21)		1.61

Less distributions from:

Net investment income	—		(0.43)		(0.40)		(0.33)		(0.37)		(0.24)

Net realized gains	—		(0.12)		—		—		—		—

Total distributions	—		(0.55)		(0.40)		(0.33)		(0.37)		(0.24)

Net asset value, end of period	$23.17		$22.72		$21.74		$17.31		$15.45		$16.03

Total return[f]	1.98%		7.04%		28.05%		14.20%		(1.12)%		11.06%

Ratios to average net assets[g]

Expenses[h]	1.10%	[i,j]	1.08%	[i]	1.06%	[i]	1.06%		1.08%	[i]	1.09%	[i]

Expenses incurred in connection with securities sold short	0.04%		0.03%		—%	[k]	—%	[k]	—%	[k]	0.02%

Net investment income	1.90%		2.48%	[c]	1.73%		1.71%		1.93%	[d]	2.31%	[e]

Supplemental data

Net assets, end of period (000’s)	$150,345		$158,020		$188,153		$165,015		$162,049		$167,274

Portfolio turnover rate	11.91%		21.33%		24.05%		34.07%	[l]	41.02%		32.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share received in the form of special dividends paid in connection with certain Fund’s holdings. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.44%.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jBenefit of waiver and payments by affiliates rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Mutual Shares VIP Fund
		Country	Shares	Value
	Common Stocks and Other Equity Interests 86.5%
	Aerospace & Defense 1.5%
	B/E Aerospace Inc.	United States	449,172	$24,659,543
	Huntington Ingalls Industries Inc.	United States	344,548	38,792,660
a	KLX Inc.	United States	224,586	9,910,980

				73,363,183

	Auto Components 0.3%
a,b	International Automotive Components Group Brazil LLC	Brazil	1,730,515	151,029
a,b,c	International Automotive Components Group North America LLC	United States	15,382,424	13,690,573

				13,841,602

	Automobiles 1.3%
	General Motors Co.	United States	1,871,900	62,390,427

	Banks 10.8%
	Barclays PLC	United Kingdom	11,077,220	45,333,027
	CIT Group Inc.	United States	1,035,952	48,161,409
	Citigroup Inc.	United States	1,021,609	56,433,681
	Citizens Financial Group Inc.	United States	1,660,202	45,340,117
	Columbia Banking System Inc.	United States	163,162	5,309,292
a	FCB Financial Holdings Inc., A	United States	493,723	15,700,391
	Guaranty Bancorp	United States	209,583	3,460,215
	ING Groep NV, IDR	Netherlands	1,593,846	26,306,436
	JPMorgan Chase & Co.	United States	1,079,000	73,113,040
	KB Financial Group Inc.	South Korea	447,452	14,746,685
	PNC Financial Services Group Inc.	United States	1,022,679	97,819,246
	Societe Generale SA	France	214,711	10,018,849
	State Bank Financial Corp.	United States	352,200	7,642,740
	SunTrust Banks Inc.	United States	929,422	39,983,735
	Wells Fargo & Co.	United States	655,860	36,885,566

				526,254,429

	Beverages 1.1%
	PepsiCo Inc.	United States	589,792	55,051,185

	Chemicals 0.0%
a,d,e	Dow Corning Corp., Contingent Distribution	United States	100,000	—

	Communications Equipment 2.4%
	Cisco Systems Inc.	United States	2,495,550	68,527,803
	Nokia Corp., ADR	Finland	3,299,845	22,603,938
	Nokia OYJ, A	Finland	4,118,438	27,951,841

				119,083,582

	Construction Materials 0.7%
a	Holcim Ltd., B	Switzerland	490,292	36,178,107

	Consumer Finance 0.5%
a	Ally Financial Inc.	United States	1,050,600	23,564,958

	Containers & Packaging 1.0%
	MeadWestvaco Corp.	United States	1,008,696	47,600,364

	Diversified Consumer Services 0.2%
	Cengage Learning Holdings II LP	United States	289,744	8,185,268

MS-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 0.7%
a,d,e	Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	$—
	Koninklijke KPN NV	Netherlands	9,037,680	34,547,106

				34,547,106

	Energy Equipment & Services 1.1%
	Baker Hughes Inc.	United States	870,800	53,728,360

	Food & Staples Retailing 3.1%
	CVS Health Corp.	United States	468,093	49,093,594
	The Kroger Co.	United States	627,420	45,494,224
	Walgreens Boots Alliance Inc.	United States	690,148	58,276,097

				152,863,915

	Health Care Equipment & Supplies 3.8%
	Medtronic PLC	United States	1,680,602	124,532,608
	Stryker Corp.	United States	625,571	59,785,821

				184,318,429

	Health Care Providers & Services 0.5%
	Cigna Corp.	United States	157,754	25,556,148

	Independent Power & Renewable Electricity Producers 0.6%
	NRG Energy Inc.	United States	1,304,154	29,839,044

	Insurance 9.3%
	ACE Ltd.	United States	585,315	59,514,829
a	Alleghany Corp.	United States	111,968	52,486,120
	The Allstate Corp.	United States	750,760	48,701,801
	American International Group Inc.	United States	1,528,976	94,521,296
	MetLife Inc.	United States	1,072,353	60,041,045
	White Mountains Insurance Group Ltd.	United States	114,635	75,079,047
	XL Group PLC	Ireland	1,711,000	63,649,200

				453,993,338

	IT Services 1.0%
	Xerox Corp.	United States	4,708,324	50,096,567

	Machinery 1.8%
	Caterpillar Inc.	United States	571,256	48,453,934
	CNH Industrial NV (EUR Traded)	United Kingdom	1,150,471	10,487,925
	CNH Industrial NV, special voting (EUR Traded)	United Kingdom	1,844,814	16,817,695
	Federal Signal Corp.	United States	757,221	11,290,165

				87,049,719

	Marine 1.2%
	A.P. Moeller-Maersk AS, B	Denmark	31,080	56,271,881

	Media 8.5%
	CBS Corp., B	United States	1,025,107	56,893,438
a	DIRECTV	United States	875,479	81,235,696
	Reed Elsevier PLC	United Kingdom	3,747,940	60,940,946
	Time Warner Cable Inc.	United States	532,856	94,938,954
	Time Warner Inc.	United States	426,778	37,304,665
	Tribune Media Co., A	United States	30,790	1,643,878
	Tribune Publishing Co.	United States	42,857	665,998

Semiannual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
	Twenty-First Century Fox Inc., B	United States	2,579,369	$83,107,269

				416,730,844

	Metals & Mining 1.4%
	Freeport-McMoRan Inc., B	United States	1,867,696	34,776,499
	ThyssenKrupp AG	Germany	1,241,767	32,293,009

				67,069,508

	Multiline Retail 0.8%
	Macy’s Inc.	United States	561,205	37,864,501

	Oil, Gas & Consumable Fuels 6.1%
	Anadarko Petroleum Corp.	United States	279,670	21,831,040
	Apache Corp.	United States	793,090	45,705,777
	BG Group PLC	United Kingdom	1,977,986	32,923,075
	BP PLC	United Kingdom	4,717,802	31,140,120
	CONSOL Energy Inc.	United States	755,295	16,420,113
	Marathon Oil Corp.	United States	1,788,098	47,456,121
	Murphy Oil Corp.	United States	502,750	20,899,318
	Royal Dutch Shell PLC, A	United Kingdom	2,097,311	59,298,525
a	Whiting Petroleum Corp.	United States	671,647	22,567,339

				298,241,428

	Paper & Forest Products 1.2%
	International Paper Co.	United States	1,212,515	57,703,589

	Personal Products 0.7%
	Avon Products Inc.	United States	1,419,285	8,884,724
	Edgewell Personal Care Co.	United States	196,162	25,805,111

				34,689,835

	Pharmaceuticals 8.0%
	Eli Lilly & Co.	United States	1,274,615	106,417,607
a	Hospira Inc.	United States	787,789	69,884,762
	Merck & Co. Inc.	United States	2,219,988	126,383,917
	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,506,201	89,016,479

				391,702,765

	Real Estate Investment Trusts (REITs) 0.3%
	Alexander’s Inc.	United States	40,126	16,451,660

	Real Estate Management & Development 0.1%
a	Forestar Group Inc.	United States	161,671	2,127,590

	Semiconductors & Semiconductor Equipment 0.4%
	Altera Corp.	United States	365,549	18,716,109

	Software 5.0%
	CA Inc.	United States	1,533,479	44,915,600
	Microsoft Corp.	United States	2,858,157	126,187,631
	Symantec Corp.	United States	3,067,415	71,317,399

				242,420,630

	Specialty Retail 0.3%
a	Office Depot Inc.	United States	1,755,259	15,200,543

MS-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Technology Hardware, Storage & Peripherals 4.6%
	Apple Inc.	United States	727,210	$91,210,314
	EMC Corp.	United States	1,689,120	44,575,877
	Hewlett-Packard Co.	United States	1,516,627	45,513,976
	Samsung Electronics Co. Ltd.	South Korea	38,066	43,110,007

				224,410,174

	Tobacco 4.9%
	Altria Group Inc.	United States	965,268	47,211,258
	British American Tobacco PLC	United Kingdom	1,449,417	77,760,719
	Imperial Tobacco Group PLC	United Kingdom	1,096,837	52,848,429
	Philip Morris International Inc.	United States	282,010	22,608,742
	Reynolds American Inc.	United States	526,417	39,302,293

				239,731,441

	Wireless Telecommunication Services 1.3%
	Vodafone Group PLC	United Kingdom	17,442,704	62,984,622

	Total Common Stocks and Other Equity Interests (Cost $3,102,372,257)			4,219,822,851

	Preferred Stocks (Cost $35,233,301) 0.6%
	Automobiles 0.6%
	Volkswagen AG, pfd.	Germany	135,289	31,360,748

			Principal Amount*
	Corporate Bonds, Notes and Senior Floating Rate Interests 3.6%
	Avaya Inc.,
	[f] senior note, 144A, 10.50%, 3/01/21	United States	18,224,000	15,125,920
	[f] senior secured note, 144A, 7.00%, 4/01/19	United States	12,923,000	12,696,847
	[g,h] Term B-3 Loan, 4.687%, 10/26/17	United States	12,791,927	12,743,164
	[g,h] Term B-6 Loan, 6.50%, 3/31/18	United States	3,119,721	3,108,300
g,h	Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	1,769,087	1,775,721
	iHeartCommunications Inc.,
	senior secured note, first lien, 9.00%, 12/15/19	United States	26,449,000	25,305,081
	[g,h] Tranche D Term Loan, 6.937%, 1/30/19	United States	34,746,619	32,169,567
	[g,h] Tranche E Term Loan, 7.687%, 7/30/19	United States	11,168,253	10,491,178
g,h	JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	14,545,649	14,527,467
	NGPL PipeCo LLC,
	[f,i] senior secured note, 144A, 9.625%, 6/01/19	United States	14,481,000	14,734,417
	[g,h] Term Loan, 6.75%, 9/15/17	United States	759,247	728,497
	Samson Investment Co., senior note, 9.75%, 2/15/20	United States	16,690,000	1,043,125
g,h	Toys R Us-Delaware Inc.,
	FILO Loans, 8.25%, 10/24/19	United States	2,560,000	2,579,200
	Term B-4 Loan, 9.75%, 4/24/20	United States	21,566,968	20,391,568
	Walter Energy Inc.,
	[g,h] B Term Loan, 7.25%, 4/02/18	United States	11,218,193	6,188,707
	[f] first lien, 144A, 9.50%, 10/15/19	United States	6,301,000	3,481,303
	[f,j] second lien, 144A, PIK, 11.50%, 4/01/20	United States	5,419,860	293,735

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $188,814,534)			177,383,797

Semiannual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Notes and Senior Floating Rate Interests in Reorganization 2.1%
b,k	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	$—
g,h,k	Caesars Entertainment Operating Co. Inc.,
	Term B-5-B Loans, 1.50%, 3/01/17	United States	3,251,752	2,893,028
	Term B-6-B Loans, 1.50%, 3/01/17	United States	15,503,483	13,925,445
	Term B-7 Loans, 1.50%, 3/01/17	United States	9,850,500	8,624,113
g,h,k	Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.671%, 10/10/17	United States	90,618,405	52,374,629
f,k	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	39,308,000	24,076,150

	Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $143,163,473)			101,893,365

			Shares
	Companies in Liquidation 0.4%
a	Adelphia Recovery Trust	United States	29,283,354	58,567
a,d	Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	21,705
a,b,c,l	CB FIM Coinvestors LLC	United States	6,400,507	—
a,d,e	Century Communications Corp., Contingent Distribution	United States	5,487,000	—
a,b	FIM Coinvestor Holdings I, LLC	United States	8,006,950	—
a,m	Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	144,058,799	19,087,791
a,d,e	Tribune Media Litigation Trust, Contingent Distribution	United States	394,048	—
a,d,e	Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000	—

	Total Companies in Liquidation (Cost $27,470,282)			19,168,063

			Principal Amount*
	Municipal Bonds (Cost $17,894,164) 0.3%
	Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	20,409,000	13,827,098

	Total Investments before Short Term Investments (Cost $3,514,948,011)			4,563,455,922

	Short Term Investments 7.0%
	U.S. Government and Agency Securities 7.0%
n	FHLB, 7/01/15	United States	10,500,000	10,500,000
n,o	U.S. Treasury Bills, 7/02/15 - 12/24/15	United States	333,280,000	333,267,570

	Total U.S. Government and Agency Securities (Cost $343,727,100)			343,767,570

	Total Investments before Money Market Funds and Joint Repurchase Agreements (Cost $3,858,675,111)			4,907,223,492

MS-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value
p	Investments from Cash Collateral Received for Loaned Securities 0.1%
	Money Market Funds (Cost $250,000) 0.0%†
a,q	Institutional Fiduciary Trust Money Market Portfolio	United States	250,000	$250,000

			Principal Amount*
	Repurchase Agreements 0.1%
r	Joint Repurchase Agreement, 0.12%, 7/01/15 (Maturity Value $1,000,003)	United States	1,000,000	1,000,000
	Barclays Capital Inc.
	Collateralized by U.S. Treasury Bonds, 4.75% - 7.625%, 11/15/16 - 5/15/37; U.S. Treasury Notes, 0.375% - 4.875%, 8/31/15 - 11/15/24; and U.S. Treasury Strips, 8/15/15 - 2/15/45 (valued at $1,020,000)
r	Joint Repurchase Agreement, 0.09%, 7/01/15 (Maturity Value $462,285)	United States	462,284	462,284
	BNP Paribas Securities Corp.

Collateralized by U.S. Government and Agency Securities,
0.178% - 3.00%, 6/12/15 - 9/10/21; [n]U.S. Government and Agency Discount Notes, 5/01/15; U.S. Treasury Bonds, 5.25% - 6.50%, 11/15/16 - 11/15/28; U.S. Treasury Notes, 0.875% - 3.625%, 11/30/16 - 3/31/21; and U.S. Treasury Strips, 8/15/15 - 11/15/44 (valued at $471,530)

r	Joint Repurchase Agreement, 0.11%, 7/01/15 (Maturity Value $1,000,003)	United States	1,000,000	1,000,000
	RBS Securities Corp.
	Collateralized by U.S. Treasury Bonds, 3.625%, 2/15/44; and U.S. Treasury Notes, 1.00% - 3.625%, 9/30/15 - 2/15/24 (valued at $1,020,000)

	Total Joint Repurchase Agreements (Cost $2,462,284)			2,462,284

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $2,712,284)			2,712,284

	Total Investments (Cost $3,861,387,395) 100.6%			4,909,935,776
	Securities Sold Short (0.3)%			(15,497,071)
	Other Assets, less Liabilities (0.3)%			(16,144,995)

	Net Assets 100.0%			$4,878,293,710

			Shares
s	Securities Sold Short (0.3)%
	Common Stocks (0.3)%
	Energy Equipment & Services (0.0)%†
	Halliburton Co.	United States	23,554	$(1,014,471)

	Software (0.3)%
	VMware Inc., A	United States	168,913	(14,482,600)

	Total Securities Sold Short (Proceeds $15,069,751)			$(15,497,071)

Semiannual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2015, the aggregate value of these securities was $—.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $70,408,372, representing 1.44% of net assets.

gSee Note 1(h) regarding senior floating rate interests.

hThe coupon rate shown represents the rate at period end.

iA portion or all of the security is on loan at June 30, 2015. See Note 1(g).

jIncome may be received in additional securities and/or cash.

kSee Note 7 regarding credit risk and defaulted securities.

lSee Note 10 regarding holdings of 5% voting securities.

mBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

nThe security is traded on a discount basis with no stated coupon rate.

oSecurity or a portion of the security has been pledged as collateral for securities sold short and open forward contracts. At June 30, 2015, the aggregate value of these securities and/or cash pledged as collateral was $33,680,635, representing 0.69% of net assets.

pSee Note 1(g) regarding securities on loan.

qSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

rSee Note 1(c) regarding joint repurchase agreement.

sSee Note 1(f) regarding securities sold short.

At June 30, 2015, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	579	$80,741,550	9/14/15	$992,898	$—
GBP/USD	Short	1,349	132,581,406	9/14/15	—	(3,216,656)

Totals			$213,322,956		$992,898	$(3,216,656)

Net unrealized appreciation (depreciation)						$(2,223,758)

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	826,458	$921,308	7/20/15	$—	$(9)
Euro	BOFA	Sell	6,447,054	7,453,203	7/20/15	266,307	—
Euro	BONY	Sell	179,048	207,970	7/20/15	8,375	—
Euro	BZWS	Sell	489,735	551,378	7/20/15	5,443	—
Euro	DBAB	Buy	826,457	921,099	7/20/15	200	—
Euro	DBAB	Sell	7,142,343	8,305,410	7/20/15	343,435	—
Euro	FBCO	Buy	224,674	250,416	7/20/15	41	—
Euro	FBCO	Sell	5,734,336	6,662,646	7/20/15	270,257	—
Euro	HSBC	Sell	8,556,372	9,956,800	7/20/15	418,528	—
Euro	SSBT	Buy	7,666,257	8,600,625	7/20/15	—	(54,614)
Euro	SSBT	Sell	6,709,599	7,830,938	7/20/15	351,368	—

MS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BOFA	Sell	7,529,719	$11,413,360	7/21/15	$—	$(414,052)
British Pound	HSBC	Sell	16,370,375	24,817,123	7/21/15	—	(896,875)
South Korean Won	BOFA	Buy	5,585,997,787	5,136,597	8/12/15	—	(152,797)
South Korean Won	BOFA	Sell	19,303,548,983	17,370,052	8/12/15	156,929	(9,410)
South Korean Won	FBCO	Buy	2,072,041,457	1,886,925	8/12/15	—	(38,260)
South Korean Won	FBCO	Sell	22,034,462,403	19,812,252	8/12/15	157,932	(4,721)
South Korean Won	HSBC	Buy	8,106,681,355	7,444,506	8/12/15	—	(211,765)
South Korean Won	HSBC	Sell	38,226,485,775	34,315,467	8/12/15	225,534	(15,552)
British Pound	BOFA	Buy	10,991,797	16,928,242	8/19/15	346,866	(13,257)
British Pound	BOFA	Sell	16,898,157	25,721,605	8/19/15	—	(815,773)
British Pound	BZWS	Sell	1,794,100	2,754,660	8/19/15	—	(62,849)
British Pound	DBAB	Sell	1,386,268	2,128,277	8/19/15	—	(48,760)
British Pound	FBCO	Buy	3,086,798	4,652,318	8/19/15	207,362	(12,079)
British Pound	FBCO	Sell	10,410,658	15,937,224	8/19/15	—	(411,990)
British Pound	HSBC	Sell	11,053,640	16,945,964	8/19/15	—	(413,007)
British Pound	SSBT	Buy	2,163,158	3,416,487	8/19/15	—	(19,398)
British Pound	SSBT	Sell	2,921,822	4,460,384	8/19/15	—	(128,134)
Euro	BOFA	Sell	2,999,321	3,282,685	8/31/15	16,684	(79,542)
Euro	DBAB	Sell	3,426,131	3,736,846	8/31/15	15,297	(100,070)
Euro	FBCO	Sell	4,820,572	5,303,800	8/31/15	47,475	(120,699)
Euro	HSBC	Sell	2,969,096	3,228,215	8/31/15	6,666	(90,278)
Euro	SSBT	Sell	1,160,000	1,260,440	8/31/15	3,159	(36,622)
Euro	BOFA	Sell	10,413,964	11,214,781	10/16/15	1,576	(411,732)
Euro	BZWS	Sell	705,542	794,483	10/16/15	6,898	—
Euro	DBAB	Sell	6,613,061	7,134,224	10/16/15	—	(247,827)
Euro	FBCO	Sell	8,259,032	8,904,630	10/16/15	6,806	(321,598)
Euro	HSBC	Sell	9,171,359	10,003,706	10/16/15	12,615	(246,747)
Euro	SSBT	Sell	5,610,671	6,080,844	10/16/15	11,688	(193,944)
British Pound	BOFA	Buy	861,483	1,353,703	10/22/15	—	(1,410)
British Pound	BOFA	Sell	46,350,988	70,659,666	10/22/15	—	(2,098,746)
British Pound	BONY	Buy	7,860,451	12,120,926	10/22/15	217,839	—
British Pound	DBAB	Buy	1,706,683	2,649,714	10/22/15	30,258	(946)
British Pound	FBCO	Buy	5,843,831	9,023,734	10/22/15	149,487	—
British Pound	FBCO	Sell	18,638,002	27,770,624	10/22/15	—	(1,485,958)
British Pound	HSBC	Buy	782,005	1,228,029	10/22/15	—	(495)
Euro	BOFA	Sell	27,865,190	31,730,360	11/18/15	605,648	—
Euro	DBAB	Sell	23,082,147	26,071,563	11/18/15	333,686	(44,298)
Euro	FBCO	Sell	2,320,732	2,589,719	11/18/15	18,895	(21,375)
Euro	HSBC	Sell	17,415,551	19,785,680	11/18/15	333,463	(513)
Euro	SSBT	Sell	11,307,125	12,732,959	11/18/15	108,145	(4,959)

Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$4,684,862	$(9,231,061)

Net unrealized appreciation (depreciation)							$(4,546,199)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page MS-32.

Semiannual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,858,675,111
Cost - Sweep Money Fund (Note 3e)	250,000
Cost - Repurchase agreements	2,462,284

Total cost of investments	$3,861,387,395

Value - Unaffiliated issuers	$4,907,223,492
Value - Sweep Money Fund (Note 3e)	250,000
Value - Repurchase agreements	2,462,284

Total value of investments (includes securities loaned in the amount of $2,628,203)	4,909,935,776
Cash	7,533,017
Restricted cash (Note 1e)	130,000
Foreign currency, at value (cost $598,197)	594,369
Receivables:
Investment securities sold	672,450
Capital shares sold	1,079,524
Dividends and interest	11,027,891
Due from brokers	20,257,105
Variation margin	814,181
Unrealized appreciation on OTC forward exchange contracts	4,684,862
Other assets	2,055

Total assets	4,956,731,230

Liabilities:
Payables:
Investment securities purchased	42,193,312
Capital shares redeemed	3,258,358
Management fees	2,817,724
Distribution fees	1,846,698
Securities sold short, at value (proceeds $15,069,751)	15,497,071
Payable upon return of securities loaned	2,712,284
Due to brokers	130,000
Unrealized depreciation on OTC forward exchange contracts	9,231,061
Accrued expenses and other liabilities	751,012

Total liabilities	78,437,520

Net assets, at value	$4,878,293,710

Net assets consist of:
Paid-in capital	$3,142,757,402
Undistributed net investment income	185,952,900
Net unrealized appreciation (depreciation)	1,041,401,335
Accumulated net realized gain (loss)	508,182,073

Net assets, at value	$4,878,293,710

MS-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2015 (unaudited)

Franklin Mutual Shares VIP Fund

Class 1:
Net assets, at value	$668,587,530

Shares outstanding	28,558,787

Net asset value and maximum offering price per share	$23.41

Class 2:
Net assets, at value	$4,059,360,703

Shares outstanding	175,991,641

Net asset value and maximum offering price per share	$23.07

Class 4:
Net assets, at value	$150,345,477

Shares outstanding	6,487,576

Net asset value and maximum offering price per share	$23.17

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Mutual Shares VIP Fund
Investment income:
Dividends	$62,596,880
Interest	11,629,565
Income from securities loaned	531,005

Total investment income	74,757,450

Expenses:
Management fees (Note 3a)	17,129,669
Distribution fees: (Note 3c)
Class 2	5,212,377
Class 4	272,466
Custodian fees (Note 4)	67,706
Reports to shareholders	333,331
Professional fees	56,137
Trustees’ fees and expenses	10,927
Dividends on securities sold short	1,019,595
Other	42,098

Total expenses	24,144,306
Expense reductions (Note 4)	(347)
Expenses waived/paid by affiliates (Note 3e)	(3,521)

Net expenses	24,140,438

Net investment income	50,617,012

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	207,649,352
Foreign currency transactions	29,464,212
Futures contracts	8,043,133
Securities sold short	(50,921)

Net realized gain (loss)	245,105,776

Net change in unrealized appreciation (depreciation) on:
Investments	(164,739,767)
Translation of other assets and liabilities denominated in foreign currencies	(23,470,984)
Futures contracts	(4,727,782)

Net change in unrealized appreciation (depreciation)	(192,938,533)

Net realized and unrealized gain (loss)	52,167,243

Net increase (decrease) in net assets resulting from operations	$102,784,255

MS-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$50,617,012	$136,029,133
Net realized gain (loss)	245,105,776	280,369,418
Net change in unrealized appreciation (depreciation)	(192,938,533)	(60,935,280)

Net increase (decrease) in net assets resulting from operations	102,784,255	355,463,271

Distributions to shareholders from:
Net investment income:
Class 1	—	(14,458,134)
Class 2	—	(87,785,708)
Class 4	—	(3,061,827)
Net realized gains:
Class 1	—	(3,341,870)
Class 2	—	(22,825,048)
Class 4	—	(853,086)

Total distributions to shareholders	—	(132,325,673)

Capital share transactions: (Note 2)
Class 1	(1,964,783)	79,247,758
Class 2	(244,396,238)	(529,398,101)
Class 4	(10,954,251)	(39,025,210)

Total capital share transactions	(257,315,272)	(489,175,553)

Net increase (decrease) in net assets	(154,531,017)	(266,037,955)
Net assets:
Beginning of period	5,032,824,727	5,298,862,682

End of period	$4,878,293,710	$5,032,824,727

Undistributed net investment income included in net assets:
End of period	$185,952,900	$135,335,888

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Shares VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreement are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the

MS-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The

Semiannual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2015, the Fund had OTC derivatives in a net liability position of $5,090,077 and the aggregate value of collateral pledged for such contracts was $5,804,445.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At June 30, 2015, the Fund received $229,767 in a U.S. Treasury Note as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward

MS-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The total cash collateral received at period end was $2,712,284. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed

Semiannual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

i. Income and Deferred Taxes (continued)

additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MS-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

2. Shares Of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	2,294,459	$54,157,323	5,610,891	$127,714,907
Shares issued in reinvestment of distributions	—	—	766,251	17,800,004
Shares redeemed	(2,385,553)	(56,122,106)	(2,917,184)	(66,267,153)

Net increase (decrease)	(91,094)	$(1,964,783)	3,459,958	$79,247,758

Class 2 Shares:
Shares sold	6,076,907	$140,050,485	9,492,120	$213,958,738
Shares issued in reinvestment of distributions	—	—	4,821,742	110,610,757
Shares redeemed	(16,709,700)	(384,446,723)	(38,420,623)	(853,967,596)

Net increase (decrease)	(10,632,793)	$(244,396,238)	(24,106,761)	$(529,398,101)

Class 4 Shares:
Shares sold	188,044	$4,334,176	237,284	$5,313,846
Shares issued in reinvestment of distributions	—	—	169,771	3,914,913
Shares redeemed	(655,237)	(15,288,427)	(2,108,780)	(48,253,969)

Net increase (decrease)	(467,193)	$(10,954,251)	(1,701,725)	$(39,025,210)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.735%	Over $200 million, up to and including $700 million
0.700%	Over $700 million, up to and including $1.2 billion
0.675%	Over $1.2 billion, up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.605%	Over $15 billion, up to and including $20 billion
0.585%	In excess of $20 billion

Semiannual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

3. Transactions With Affiliates (continued)

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

f. Other Affiliated Transactions

At June 30, 2015, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 7.97% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,884,788,754

Unrealized appreciation	$1,255,955,954
Unrealized depreciation	(230,808,932)

Net unrealized appreciation (depreciation)	$1,025,147,022

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

MS-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Mutual Shares VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2015, aggregated $548,521,552 and $689,747,186, respectively.

7. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2015, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $101,893,365, representing 2.09% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$1,754	$—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	151,029
15,382,424	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	12,591,586	13,690,573

	Total Restricted Securities (Value is 0.28% of Net Assets)		$13,742,581	$13,841,602

9. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$992,898	[a]	Variation margin	$3,216,656	[a]
	Unrealized appreciation on OTC forward exchange contracts	4,684,862		Unrealized depreciation on OTC forward exchange contracts	9,231,061

Totals		$5,677,760			$12,447,717

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Semiannual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

9. Other Derivative Information (continued)

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Foreign currency transactions	$29,991,112	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(23,514,040)[a]
	Futures contracts	8,043,133		Futures contracts	(4,727,782)

Totals		$38,034,245			$(28,241,822)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 0.51% of average month end net assets. The average month end number of open derivative contracts for the period was 215.

See Note 1(d) regarding derivative financial instruments.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2015, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC (Value is 0.00% of Net Assets)	6,400,507	—	—	6,400,507	$—	$—	$—

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

MS-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Invstments:[a]
Auto Components	$—	$—	$13,841,602		$13,841,602
Machinery	70,232,024	16,817,695	—		87,049,719
All Other Equity Investments[b]	4,150,292,278	—	—	[c]	4,150,292,278
Corporate Bonds, Notes and Senior Floating Rate Interests	—	177,383,797	—		177,383,797
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	101,893,365	—	[c]	101,893,365
Companies in Liquidation	—	19,168,063	—	[c]	19,168,063
Municipal Bonds	—	13,827,098	—		13,827,098
Short Term Investments	333,517,570	12,962,284	—		346,479,854

Total Investments in Securities	$4,554,041,872	$342,052,302	$13,841,602		$4,909,935,776

Other Financial Instruments
Futures Contracts	$992,898	$—	$—		$992,898
Forward Exchange Contracts	—	4,684,862	—		4,684,862

Total Other Financial Instruments	$992,898	$4,684,862	$—		$5,677,760

Liabilities:
Other Financial Instruments
Securities Sold Short	$15,497,071	$—	$—		$15,497,071
Futures Contracts	3,216,656	—	—		3,216,656
Forward Exchange Contracts	—	9,231,061	—		9,231,061

Total Other Financial Instruments	$18,713,727	$9,231,061	$—		$27,944,788

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

Semiannual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	CAD	Canadian Dollar	ADR	American Depositary Receipt

BONY	Bank of New York Mellon	CHF	Swiss Franc	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	EUR	Euro	GO	General Obligation

DBAB	Deutsche Bank AG	GBP	British Pound	IDR	International Depositary Receipt

FBCO	Credit Suisse Group AG	USD	United States Dollar	PIK	Payment-In-Kind

HSBC	HSBC Bank USA, N.A.

SSBT	State Street Bank and Trust Co.

MS-32	Semiannual Report

Franklin Rising Dividends VIP Fund

This semiannual report for Franklin Rising Dividends VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares had a -0.18% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

Franklin Rising Dividends VIP Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that have paid rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) rose 1.23% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.2 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

FRD-2	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

Investor confidence grew during the period as corporate profits remained healthy, the Fed showed caution about raising interest rates, economic data in Europe and Japan improved and China introduced more stimulus measures. However, the stock markets endured some sell-offs when many investors reacted to debt negotiations between Greece and its creditors, geopolitical tensions in certain regions, and less robust growth in China. For the six months under review, U.S. stocks, as measured by the S&P 500 and the Dow Jones Industrial Average, rose marginally after both reached all-time highs in May.3

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the period, three holdings that contributed to absolute performance were Roper Technologies, NIKE and West Pharmaceutical Services. Shares of Roper Technologies (formerly Roper Industries), a diversified industrial company, delivered strong results despite concerns that weakness in energy end markets, and the effects of this weakness in industrial markets, would present a significant headwind. Although Roper did report increasing headwinds in its energy and industrial end markets, the company was able to mitigate the effects of these headwinds with very strong performance elsewhere. The company has 22 consecutive years of dividend increases. Shares of NIKE, a global athletic equipment and apparel maker, continued to rise in response to positive earnings reports in March and June. The company reported strong, constant currency growth and margin leverage, despite tough comparisons to the previous fiscal year when sales were elevated due to the FIFA World Cup. U.S. dollar strength reduced reported gross revenue growth, but investors appeared to look through this to the strong underlying fundamentals. NIKE continued to drive growth through innovation and progressive market segmentation. The company has raised its dividend for 13 consecutive years. Shares of West Pharmaceutical Services, a manufacturer of drug delivery systems and components, rose in response to two good earnings reports. In May, the company reported Food and Drug Administration approval of a customer’s drug that will be packaged using Resin CZ, an innovative material that was anticipated to hold the potential for high growth and margins. The company’s long-term growth drivers remained strong, in our view. The move from development to commercial use for some of its newer products such as

Top 10 Holdings
6/30/15
Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrial Conglomerates	4.0%
Praxair Inc. Materials	3.6%
United Technologies Corp. Aerospace & Defense	3.6%
Dover Corp. Machinery	3.4%
Becton, Dickinson and Co. Health Care Equipment & Services	3.3%
Johnson & Johnson Pharmaceuticals, Biotechnology & Life Sciences	3.2%
West Pharmaceutical Services Inc. Health Care Equipment & Services	3.2%
Air Products and Chemicals Inc. Materials	3.0%
Stryker Corp. Health Care Equipment & Services	3.0%
Johnson Controls Inc. Automobiles & Components	3.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

3. Please see Index Descriptions following the Fund Summaries.

Semiannual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

Resin CZ has been slower than anticipated, although we believe the company’s long-term growth drivers remained strong. West has raised its dividend for 22 consecutive years.

Detractors from absolute performance included Wal-Mart Stores, The Procter & Gamble Co. and Chevron. Shares of Wal-Mart, a global discount retailer, dropped steadily from the beginning of the year as investors were concerned about margin compression from wage hikes and increased e-commerce investments, as well as a disappointing earnings report in May. Investors have had high expectations of improved operational performance, driven by recent changes in management leadership. We believe that the company’s investments in e-commerce and in its associates make long-term sense and that management has the potential to make steady incremental improvement in its core markets. However, we believe this transformation will take time. Wal-Mart has raised its dividend for the past 42 years. Shares of Procter & Gamble, a global consumer products company, continued to decline after a disappointing earnings report in April. The turnaround in the company’s business lines, particularly in the beauty segment, is proceeding slowly. We believe the company has outlined a sensible strategic plan and has taken appropriate action in problem areas such as pricing and in divesting low value-add brands. We continue to regard Procter & Gamble’s brand-building skills as a key competitive advantage and believe the turnaround will deliver value for shareholders. The company has raised its dividend for the past 59 years. Shares of Chevron, a major integrated oil and gas company, declined over the period, as lower oil and natural gas prices pressured company earnings and as uncertainty surrounding global growth prospects and surplus oil inventories weighed on the energy sector broadly. Although Chevron’s oil and gas upstream production businesses struggled in the recent, weak energy price environment, the integrated refining and marketing businesses benefited from lower energy input prices, partially offsetting the upstream earnings headwinds.

During the period, we initiated new positions in The Gap, a clothing retailer with nine years of dividend increases; Linear Technology, a manufacturer and distributor of analog integrated circuits (23 years); and Tiffany, a jewelry retailer (13 years). We added to our holdings in Texas Instruments, a semiconductor designer and manufacturer (11 years); W.W. Grainger, a distributor of maintenance, repair and operating products (44 years); and Microsoft, a developer and manufacturer of system software (11 years); among others. Positions we liquidated included International Business Machines and California Resources, the latter of which we received as a spin-off of Occidental Petroleum. We reduced our positions in Teleflex, NIKE and Roper Technologies, among others.

Our 10 largest positions on June 30, 2015, represented 33.3% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 30 years in a row and by 327% over the past 10 years. Their most recent year-over-year dividend increases averaged 11.4% with a yield of 1.9% on June 30, 2015, and a dividend payout ratio of 34.8%, based on estimates of calendar year 2015 operating earnings. The average price/earnings ratio was 19.8 times calendar year 2015 estimates versus 17.4 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$ 998.20	$4.31
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expenses waivers, for the Fund’s Class 2 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$29.63	$28.14	$22.03	$20.01	$19.15	$16.13

Income from investment operations[a]:

Net investment income[b]	0.23	0.45	0.40	0.41	0.36	0.32

Net realized and unrealized gains (losses)	(0.24)	2.03	6.16	2.00	0.83	3.01

Total from investment operations	(0.01)	2.48	6.56	2.41	1.19	3.33

Less distributions from:

Net investment income	(0.48)	(0.44)	(0.45)	(0.39)	(0.33)	(0.31)

Net realized gains	(3.01)	(0.55)	—	—	—	—

Total distributions	(3.49)	(0.99)	(0.45)	(0.39)	(0.33)	(0.31)

Net asset value, end of period	$26.13	$29.63	$28.14	$22.03	$20.01	$19.15

Total return[c]	(0.09)%	9.01%	30.05%	12.18%	6.29%	20.94%

Ratios to average net assets[d]

Expenses	0.62% [e]	0.62% [e]	0.61%	0.63%	0.63%	0.64%

Net investment income	1.56%	1.58%	1.59%	1.96%	1.87%	1.88%

Supplemental data

Net assets, end of period (000’s)	$152,345	$160,480	$168,380	$141,455	$140,297	$148,544

Portfolio turnover rate	3.19%	8.61%	0.07%	11.19%	12.76%	8.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$29.06	$27.62	$21.64	$19.65	$18.82	$15.86

Income from investment operations[a]:

Net investment income[b]	0.19	0.37	0.33	0.35	0.31	0.28

Net realized and unrealized gains (losses)	(0.22)	1.99	6.04	1.98	0.81	2.95

Total from investment operations	(0.03)	2.36	6.37	2.33	1.12	3.23

Less distributions from:

Net investment income	(0.41)	(0.37)	(0.39)	(0.34)	(0.29)	(0.27)

Net realized gains	(3.01)	(0.55)	—	—	—	—

Total distributions	(3.42)	(0.92)	(0.39)	(0.34)	(0.29)	(0.27)

Net asset value, end of period	$25.61	$29.06	$27.62	$21.64	$19.65	$18.82

Total return[c]	(0.18)%	8.72%	29.69%	11.96%	6.00%	20.64%

Ratios to average net assets[d]

Expenses	0.87% [e]	0.87% [e]	0.86%	0.88%	0.88%	0.89%

Net investment income	1.31%	1.33%	1.34%	1.71%	1.62%	1.63%

Supplemental data

Net assets, end of period (000’s)	$1,574,405	$1,667,816	$1,752,012	$1,550,084	$1,523,396	$1,572,732

Portfolio turnover rate	3.19%	8.61%	0.07%	11.19%	12.76%	8.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$29.19	$27.76	$21.78	$19.83	$19.04	$16.09

Income from investment operations[a]:

Net investment income[b]	0.18	0.35	0.32	0.35	0.31	0.32

Net realized and unrealized gains (losses)	(0.24)	2.00	6.07	1.96	0.80	2.94

Total from investment operations	(0.06)	2.35	6.39	2.31	1.11	3.26

Less distributions from:

Net investment income	(0.41)	(0.37)	(0.41)	(0.36)	(0.32)	(0.31)

Net realized gains	(3.01)	(0.55)	—	—	—	—

Total distributions	(3.42)	(0.92)	(0.41)	(0.36)	(0.32)	(0.31)

Net asset value, end of period	$25.71	$29.19	$27.76	$21.78	$19.83	$19.04

Total return[c]	(0.26)%	8.62%	29.57%	11.78%	5.89%	20.62%

Ratios to average net assets[d]

Expenses	0.97% [e]	0.97% [e]	0.96%	0.98%	0.98%	0.99%

Net investment income	1.21%	1.23%	1.24%	1.61%	1.52%	1.53%

Supplemental data

Net assets, end of period (000’s)	$19,484	$15,503	$12,028	$6,432	$3,020	$1,007

Portfolio turnover rate	3.19%	8.61%	0.07%	11.19%	12.76%	8.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FRD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Rising Dividends VIP Fund
	Shares	Value
Common Stocks 99.0%
Aerospace & Defense 5.3%
General Dynamics Corp.	73,500	$10,414,215
Honeywell International Inc.	180,100	18,364,797
United Technologies Corp.	568,611	63,076,018

		91,855,030

Automobiles & Components 2.9%
Johnson Controls Inc.	1,040,500	51,535,965

Commercial & Professional Services 3.9%
ABM Industries Inc.	814,288	26,765,647
Brady Corp., A	653,579	16,169,544
Cintas Corp.	205,700	17,400,163
Matthews International Corp., A	139,942	7,436,518

		67,771,872

Consumer Durables & Apparel 3.2%
Leggett & Platt Inc.	332,800	16,200,704
NIKE Inc., B	360,000	38,887,200

		55,087,904

Consumer Services 1.5%
McDonald’s Corp.	254,345	24,180,579
Yum! Brands Inc.	25,400	2,288,032

		26,468,611

Diversified Financials 0.5%
State Street Corp.	110,500	8,508,500

Energy 8.0%
Chevron Corp.	451,500	43,556,205
EOG Resources Inc.	33,600	2,941,680
Exxon Mobil Corp.	365,500	30,409,600
Occidental Petroleum Corp.	370,790	28,836,338
Schlumberger Ltd.	398,000	34,303,620

		140,047,443

Food & Staples Retailing 5.1%
CVS Health Corp.	71,600	7,509,408
Wal-Mart Stores Inc.	634,800	45,026,364
Walgreens Boots Alliance Inc.	437,100	36,908,724

		89,444,496

Food, Beverage & Tobacco 6.1%
Archer-Daniels-Midland Co.	713,000	34,380,860
Bunge Ltd.	166,400	14,609,920
McCormick & Co. Inc.	295,000	23,880,250
PepsiCo Inc.	363,900	33,966,426

		106,837,456

Health Care Equipment & Services 14.8%
Abbott Laboratories	641,800	31,499,544
Becton, Dickinson and Co.	408,543	57,870,116
DENTSPLY International Inc.	4,000	206,200
Medtronic PLC	667,500	49,461,750
Stryker Corp.	542,100	51,808,497

Semiannual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Teleflex Inc.	86,053	$11,655,879
West Pharmaceutical Services Inc.	966,933	56,159,469

		258,661,455

Household & Personal Products 3.1%
Colgate-Palmolive Co.	191,000	12,493,310
The Procter & Gamble Co.	538,600	42,140,064

		54,633,374

Industrial Conglomerates 4.5%
Carlisle Cos. Inc.	96,261	9,637,651
Roper Technologies Inc.	404,650	69,785,939

		79,423,590

Insurance 6.3%
Aflac Inc.	276,200	17,179,640
Arthur J. Gallagher & Co.	704,000	33,299,200
The Chubb Corp.	45,000	4,281,300
Erie Indemnity Co., A	488,085	40,057,136
Old Republic International Corp.	635,708	9,936,116
RLI Corp.	103,142	5,300,468

		110,053,860

Machinery 8.8%
Donaldson Co. Inc.	350,068	12,532,434
Dover Corp.	839,376	58,907,408
Hillenbrand Inc.	1,027,300	31,538,110
Pentair PLC (United Kingdom)	738,800	50,792,500

		153,770,452

Materials 11.1%
Air Products and Chemicals Inc.	378,900	51,844,887
Albemarle Corp.	706,700	39,059,309
Bemis Co. Inc.	172,199	7,750,677
Ecolab Inc.	107,000	12,098,490
Nucor Corp.	447,055	19,701,714
Praxair Inc.	530,460	63,416,493

		193,871,570

Media 0.9%
John Wiley & Sons Inc., A	279,100	15,174,667

Pharmaceuticals, Biotechnology & Life Sciences 6.7%
AbbVie Inc.	300,800	20,210,752
Johnson & Johnson	580,000	56,526,800
Perrigo Co. PLC	1,500	277,245
Pfizer Inc.	1,193,100	40,004,643
Roche Holding AG, ADR (Switzerland)	25,000	876,750

		117,896,190

Retailing 1.5%
The Gap Inc.	345,800	13,199,186
Ross Stores Inc.	58,000	2,819,380
Target Corp.	85,800	7,003,854

FRD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Retailing (continued)
	Tiffany & Co.	26,600	$2,441,880

			25,464,300

	Semiconductors & Semiconductor Equipment 1.3%
	Linear Technology Corp.	137,100	6,063,933
	Texas Instruments Inc.	315,800	16,266,858

			22,330,791

	Software & Services 2.2%
	Accenture PLC, A	158,500	15,339,630
	Microsoft Corp.	524,500	23,156,675

			38,496,305

	Technology Hardware & Equipment 0.7%
a	Knowles Corp.	285,500	5,167,550
	QUALCOMM Inc.	114,500	7,171,135

			12,338,685

	Trading Companies & Distributors 0.4%
	W.W. Grainger Inc.	26,100	6,176,565

	Transportation 0.2%
	United Parcel Service Inc., B	28,500	2,761,935

	Total Common Stocks (Cost $993,676,464)		1,728,611,016

	Short Term Investments (Cost $20,238,220) 1.1%
	Money Market Funds 1.1%
a,b	Institutional Fiduciary Trust Money Market Portfolio	20,238,220	20,238,220

	Total Investments (Cost $1,013,914,684) 100.1%		1,748,849,236
	Other Assets, less Liabilities (0.1)%		(2,614,292)

	Net Assets 100.0%		$1,746,234,944

See Abbreviations on page FRD-20.

aNon-income producing.

bSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$993,676,464
Cost - Sweep Money Fund (Note 3e)	20,238,220

Total cost of investments	$1,013,914,684

Value - Unaffiliated issuers	$1,728,611,016
Value - Sweep Money Fund (Note 3e)	20,238,220

Total value of investments	1,748,849,236
Receivables:
Investment securities sold	3,059,461
Capital shares sold	532,865
Dividends	2,452,558
Other assets	745

Total assets	1,754,894,865

Liabilities:
Payables:
Investment securities purchased	5,887,222
Capital shares redeemed	1,000,283
Management fees	883,231
Distribution fees	684,271
Accrued expenses and other liabilities	204,914

Total liabilities	8,659,921

Net assets, at value	$1,746,234,944

Net assets consist of:
Paid-in capital	$900,760,238
Undistributed net investment income	11,882,123
Net unrealized appreciation (depreciation)	734,934,552
Accumulated net realized gain (loss)	98,658,031

Net assets, at value	$1,746,234,944

Class 1:
Net assets, at value	$152,345,146

Shares outstanding	5,830,029

Net asset value and maximum offering price per share	$26.13

Class 2:
Net assets, at value	$1,574,405,408

Shares outstanding	61,483,261

Net asset value and maximum offering price per share	$25.61

Class 4:
Net assets, at value	$19,484,390

Shares outstanding	757,728

Net asset value and maximum offering price per share	$25.71

FRD-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Rising Dividends VIP Fund
Investment income:
Dividends	$19,481,743

Expenses:
Management fees (Note 3a)	5,404,973
Distribution fees: (Note 3c)
Class 2	2,016,389
Class 4	30,940
Custodian fees (Note 4)	8,288
Reports to shareholders	93,447
Professional fees	28,092
Trustees’ fees and expenses	3,856
Other	15,501

Total expenses	7,601,486
Expenses waived/paid by affiliates (Note 3e)	(8,719)

Net expenses	7,592,767

Net investment income	11,888,976

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	98,785,977
Foreign currency transactions	(1,710)

Net realized gain (loss)	98,784,267

Net change in unrealized appreciation (depreciation) on investments	(113,597,195)

Net realized and unrealized gain (loss)	(14,812,928)

Net increase (decrease) in net assets resulting from operations	$(2,923,952)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$11,888,976	$24,971,534
Net realized gain (loss)	98,784,267	183,292,710
Net change in unrealized appreciation (depreciation)	(113,597,195)	(59,038,904)

Net increase (decrease) in net assets resulting from operations	(2,923,952)	149,225,340

Distributions to shareholders from:
Net investment income:
Class 1	(2,507,451)	(2,478,710)
Class 2	(22,189,853)	(22,406,447)
Class 4	(275,517)	(165,391)
Net realized gains:
Class 1	(15,606,236)	(3,072,165)
Class 2	(164,222,373)	(32,971,551)
Class 4	(2,002,122)	(247,432)

Total distributions to shareholders	(206,803,552)	(61,341,696)

Capital share transactions: (Note 2)
Class 1	10,034,631	(16,079,195)
Class 2	95,813,532	(163,125,563)
Class 4	6,315,156	2,701,123

Total capital share transactions	112,163,319	(176,503,635)

Net increase (decrease) in net assets	(97,564,185)	(88,619,991)
Net assets:
Beginning of period	1,843,799,129	1,932,419,120

End of period	$1,746,234,944	$1,843,799,129

Undistributed net investment income included in net assets:
End of period	$11,882,123	$24,965,968

FRD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger

Semiannual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest,

and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis).

FRD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	95,922	$2,785,337	159,314	$4,468,085
Shares issued in reinvestment of distributions	689,257	18,113,687	197,681	5,550,875
Shares redeemed	(371,956)	(10,864,393)	(923,627)	(26,098,155)

Net increase (decrease)	413,223	$10,034,631	(566,632)	$(16,079,195)

Class 2 Shares:
Shares sold	1,777,662	$51,433,885	5,801,510	$162,781,330
Shares issued in reinvestment of distributions	7,239,310	186,412,226	2,007,904	55,377,998
Shares redeemed	(4,922,722)	(142,032,579)	(13,846,241)	(381,284,891)

Net increase (decrease)	4,094,250	$95,813,532	(6,036,827)	$(163,125,563)

Class 4 Shares:
Shares sold	174,737	$5,085,967	178,786	$4,991,418
Shares issued in reinvestment of distributions	88,076	2,277,639	14,893	412,823
Shares redeemed	(36,161)	(1,048,450)	(95,832)	(2,703,118)

Net increase (decrease)	226,652	$6,315,156	97,847	$2,701,123

Semiannual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

FRD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,014,036,927

Unrealized appreciation	$746,792,303
Unrealized depreciation	(11,979,994)

Net unrealized appreciation (depreciation)	$734,812,309

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $56,587,960 and $127,912,009, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

Semiannual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FRD-20	Semiannual Report

Franklin Small Cap Value VIP Fund

This semiannual report for Franklin Small Cap Value VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +1.47% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

Franklin Small Cap Value VIP Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Russell 2500™ Value Index, rose 1.71% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.2 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

Investor confidence grew during the period as corporate profits remained healthy, the Fed showed caution about raising interest rates, economic data in Europe and Japan improved and China introduced more stimulus measures. However, the stock markets endured some sell-offs when many investors reacted to debt negotiations between Greece and its creditors, geopolitical tensions in certain regions, and less robust growth in China. For the six months under review, U.S. stocks, as measured by the Standard & Poor’s® 500 Index and the Dow Jones Industrial Average, rose marginally after both reached all-time highs in May.3

Investment Strategy

We generally invest in stocks that we believe are undervalued and have the potential for capital appreciation. We consider a stock price a “value” when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Accordingly, we invest in companies that we believe have, for example, stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. Companies in which we may invest include those that may be considered out of

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

FSV-2	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

favor, such as companies attempting to recover from bankruptcy, business setbacks, adverse events or cyclical downturns, or that may be considered potential takeover targets.

Manager’s Discussion

Contributors to absolute Fund performance included The Men’s Wearhouse, Sensient Technologies and HCC Insurance Holdings. Men’s Wearhouse, a clothing retailer, reported better-than-expected same store sales and earnings per share as well as a positive outlook regarding the integration of Jos. A. Bank. Sensient Technologies, a flavors and fragrances producer, reported weaker-than-expected 2015 guidance due to the impact of the strong U.S. dollar on its global markets. However, its business model’s relative resiliency and the ability to benefit from continued operational improvements appeared to have had a positive influence on the share price. HCC Insurance Holdings, a specialty insurance products underwriter, was the subject of an all-cash takeover offer from Tokio Marine Holdings at a 38% premium to HCC’s then share price.

Detractors from absolute Fund performance included Carpenter Technology, Helix Energy Solutions Group and Axiall. Carpenter Technology, a manufacturer of specialty metals primarily for the aerospace, energy and industrial sectors, was negatively impacted by internal production issues and weak sales to energy customers due to substantially lower oil prices during the period. Helix Energy Solutions Group, an offshore provider of well production services, was also hurt by lower oil prices, which increased the level of uncertainty regarding future business opportunities and profitability. Axiall, a chlor-alkali and building products manufacturer, was negatively affected by weaker-than-expected end-market pricing arising from industry-wide chlor-alkali capacity expansions and weak demand.

During the period, we initiated new positions in LTC Properties, a health care real estate investment trust; The Laclede Group, a natural gas utility; BRP, a designer, manufacturer and marketer of recreational powersport products; Crocs, a designer, manufacturer and distributor of footwear, apparel and accessories; MKS Instruments, a provider of advanced semiconductor manufacturing equipment; Invacare, a manufacturer and distributor of health care products; and Griffon, a manufacturer of building products, defense equipment and plastics. We added to our holdings in Everbank Financial, a bank holding company; Gerresheimer, a manufacturer of glass and plastic products for the health care industry; and the aforementioned Axiall; among others.

Semiannual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

We eliminated positions in SkyWest, Steel Dynamics and Applied Industrial Technologies, among others. Positions we reduced included Thor Industries, Cabot and Apogee Enterprises, among others.

Finally, in addition to HCC’s takeover offer there were two additional offers during the period. Montpelier Re Holdings was the subject of a stock and cash deal from Endurance Specialty Holdings at a 7% premium to its prior-day’s closing price, and Excel Trust received a cash takeover offer from Blackstone at a 14% premium to its prior-day’s closing price.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings
6/30/15
Company Sector/Industry	% of Total Net Assets
Axiall Corp. Materials	2.5%
Maple Leaf Foods Inc. (Canada) Food, Beverage & Tobacco	2.4%
StanCorp Financial Group Inc. Insurance	2.4%
Carlisle Cos. Inc. Industrial Conglomerates	2.1%
AAR Corp. Aerospace & Defense	2.1%
Sensient Technologies Corp. Materials	2.0%
Regal Beloit Corp. Electrical Equipment	2.0%
A. Schulman Inc. Materials	2.0%
Teleflex Inc. Health Care Equipment & Services	2.0%
H.B. Fuller Co. Materials	1.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSV-4	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,014.70	$4.45
Hypothetical (5% return before expenses)	$1,000	$1,020.38	$4.46

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expenses waivers, for the Fund’s Class 2 shares (0.89%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FSV-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012		2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.81	$24.54	$18.58	$15.82		$16.55	$13.00

Income from investment operations[a]:

Net investment income[b]	0.10	0.19	0.19	0.29	[c]	0.16	0.14

Net realized and unrealized gains (losses)	0.29	0.06	6.45	2.64		(0.74)	3.54

Total from investment operations	0.39	0.25	6.64	2.93		(0.58)	3.68

Less distributions from:

Net investment income	(0.20)	(0.20)	(0.32)	(0.17)		(0.15)	(0.13)

Net realized gains	(3.17)	(1.78)	(0.36)	—		—	—

Total distributions	(3.37)	(1.98)	(0.68)	(0.17)		(0.15)	(0.13)

Net asset value, end of period	$19.83	$22.81	$24.54	$18.58		$15.82	$16.55

Total return[d]	1.58%	0.88%	36.50%	18.75%		(3.53)%	28.49%

Ratios to average net assets[e]

Expenses	0.64% [f]	0.63% [f,g]	0.63%	0.67%		0.66%	0.67%

Net investment income	0.89%	0.82%	0.90%	1.70%	[c]	1.02%	0.98%

Supplemental data

Net assets, end of period (000’s)	$53,657	$57,843	$62,408	$40,133		$39,374	$47,300

Portfolio turnover rate	12.42%	19.45%	10.44%	5.84%		14.39%	15.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

FSV-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012		2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.32	$24.07	$18.23	$15.53		$16.25	$12.77

Income from investment operations[a]:

Net investment income[b]	0.07	0.13	0.14	0.24	[c]	0.12	0.10

Net realized and unrealized gains (losses)	0.29	0.05	6.34	2.59		(0.73)	3.48

Total from investment operations	0.36	0.18	6.48	2.83		(0.61)	3.58

Less distributions from:

Net investment income	(0.14)	(0.15)	(0.28)	(0.13)		(0.11)	(0.10)

Net realized gains	(3.17)	(1.78)	(0.36)	—		—	—

Total distributions	(3.31)	(1.93)	(0.64)	(0.13)		(0.11)	(0.10)

Net asset value, end of period	$19.37	$22.32	$24.07	$18.23		$15.53	$16.25

Total return[d]	1.47%	0.57%	36.24%	18.39%		(3.76)%	28.22%

Ratios to average net assets[e]

Expenses	0.89% [f]	0.88% [f,g]	0.88%	0.92%		0.91%	0.92%

Net investment income	0.64%	0.57%	0.65%	1.45%	[c]	0.77%	0.73%

Supplemental data

Net assets, end of period (000’s)	$1,370,966	$1,445,325	$1,606,802	$1,286,573		$1,211,168	$1,362,292

Portfolio turnover rate	12.42%	19.45%	10.44%	5.84%		14.39%	15.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.85%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012		2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.63	$24.37	$18.44	$15.71		$16.44	$12.92

Income from investment operations[a]:

Net investment income[b]	0.06	0.11	0.12	0.22	[c]	0.11	0.09

Net realized and unrealized gains (losses)	0.30	0.05	6.42	2.63		(0.75)	3.53

Total from investment operations	0.36	0.16	6.54	2.85		(0.64)	3.62

Less distributions from:

Net investment income	(0.12)	(0.12)	(0.25)	(0.12)		(0.09)	(0.10)

Net realized gains	(3.17)	(1.78)	(0.36)	—		—	—

Total distributions	(3.29)	(1.90)	(0.61)	(0.12)		(0.09)	(0.10)

Net asset value, end of period	$19.70	$22.63	$24.37	$18.44		$15.71	$16.44

Total return[d]	1.44%	0.48%	36.12%	18.27%		(3.87)%	28.14%

Ratios to average net assets[e]

Expenses	0.99% [f]	0.98% [f,g]	0.98%	1.02%		1.01%	1.02%

Net investment income	0.54%	0.47%	0.55%	1.35%	[c]	0.67%	0.63%

Supplemental data

Net assets, end of period (000’s)	$30,652	$30,452	$35,936	$32,424		$34,284	$39,075

Portfolio turnover rate	12.42%	19.45%	10.44%	5.84%		14.39%	15.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

FSV-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Small Cap Value VIP Fund
		Shares	Value

	Common Stocks 94.4%
	Aerospace & Defense 2.1%
	AAR Corp.	950,100	$30,279,687

	Automobiles & Components 4.1%
	Drew Industries Inc.	245,200	14,226,504
	Gentex Corp.	1,174,600	19,286,932
	Thor Industries Inc.	317,800	17,885,784
	Winnebago Industries Inc.	331,200	7,813,008

			59,212,228

	Banks 4.0%
	Chemical Financial Corp.	412,554	13,639,035
	EverBank Financial Corp.	1,227,600	24,122,340
	OFG Bancorp. (Puerto Rico)	572,000	6,103,240
	Peoples Bancorp Inc.	241,900	5,645,946
	TrustCo Bank Corp. NY	1,203,800	8,462,714

			57,973,275

	Building Products 4.4%
	Apogee Enterprises Inc.	85,300	4,490,192
a	Gibraltar Industries Inc.	842,300	17,157,651
	Griffon Corp.	98,000	1,560,160
	Simpson Manufacturing Co. Inc.	433,400	14,735,600
	Universal Forest Products Inc.	504,700	26,259,541

			64,203,144

	Commercial & Professional Services 2.0%
	McGrath RentCorp	399,318	12,151,247
	MSA Safety Inc.	357,113	17,323,551

			29,474,798

	Construction & Engineering 3.3%
	EMCOR Group Inc.	550,100	26,278,277
	Granite Construction Inc.	611,800	21,725,018

			48,003,295

	Consumer Durables & Apparel 6.3%
a	BRP Inc. (Canada)	824,200	19,262,128
	Brunswick Corp.	205,700	10,461,902
a	Crocs Inc.	944,700	13,896,537
a	Helen of Troy Ltd.	21,800	2,125,282
	Hooker Furniture Corp.	445,000	11,173,950
	La-Z-Boy Inc.	926,200	24,396,108
a	M/I Homes Inc.	435,900	10,753,653

			92,069,560

	Electrical Equipment 4.2%
	EnerSys	254,210	17,868,421
	Franklin Electric Co. Inc.	348,798	11,276,639
	Powell Industries Inc.	100,900	3,548,653
	Regal Beloit Corp.	397,000	28,818,230

			61,511,943

	Energy 6.1%
	Bristow Group Inc.	246,600	13,143,780
	Energen Corp.	220,000	15,026,000

Semiannual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Energy (continued)
a	Helix Energy Solutions Group Inc.	495,600	$6,259,428
	Hunting PLC (United Kingdom)	1,201,900	11,517,929
a	Oil States International Inc.	299,900	11,165,277
	Rowan Cos. PLC	759,300	16,028,823
a	Unit Corp.	577,900	15,672,648

			88,813,885

	Food, Beverage & Tobacco 3.2%
	GrainCorp Ltd. (Australia)	1,725,000	11,362,406
	Maple Leaf Foods Inc. (Canada)	1,861,000	35,297,910

			46,660,316

	Health Care Equipment & Services 5.7%
	Hill-Rom Holdings Inc.	344,000	18,689,520
	Invacare Corp.	379,600	8,210,748
	STERIS Corp.	410,900	26,478,396
	Teleflex Inc.	211,800	28,688,310

			82,066,974

	Industrial Conglomerates 2.1%
	Carlisle Cos. Inc.	308,900	30,927,068

	Insurance 10.2%
	Arthur J. Gallagher & Co.	168,200	7,955,860
	Aspen Insurance Holdings Ltd.	538,700	25,803,730
	The Hanover Insurance Group Inc.	345,000	25,540,350
	HCC Insurance Holdings Inc.	188,200	14,461,288
	Montpelier Re Holdings Ltd.	246,400	9,732,800
	Old Republic International Corp.	1,075,900	16,816,317
	StanCorp Financial Group Inc.	454,600	34,372,306
	Validus Holdings Ltd.	317,800	13,980,022

			148,662,673

	Machinery 7.7%
	Astec Industries Inc.	523,800	21,905,316
	EnPro Industries Inc.	120,500	6,895,010
	Hillenbrand Inc.	365,500	11,220,850
	Kennametal Inc.	228,500	7,796,420
	Lincoln Electric Holdings Inc.	112,800	6,868,392
b	Lindsay Corp.	132,800	11,674,448
	Mueller Industries Inc.	712,200	24,727,584
a	Wabash National Corp.	1,384,500	17,361,630
	Watts Water Technologies Inc., A	55,000	2,851,750

			111,301,400

	Materials 14.3%
	A. Schulman Inc.	657,066	28,726,926
	Allegheny Technologies Inc.	243,900	7,365,780
	AptarGroup Inc.	65,000	4,145,050
	Axiall Corp.	992,200	35,768,810
	Cabot Corp.	47,400	1,767,546
	Carpenter Technology Corp.	497,900	19,258,772
	H.B. Fuller Co.	679,500	27,601,290

FSV-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials (continued)
	Minerals Technologies Inc.	316,200	$21,542,706
	RPM International Inc.	362,600	17,756,522
	Sensient Technologies Corp.	436,000	29,796,240
	Stepan Co.	274,800	14,869,428

			208,599,070

	Pharmaceuticals, Biotechnology & Life Sciences 1.4%
	Gerresheimer AG (Germany)	336,000	20,935,790

	Real Estate 1.8%
	Excel Trust Inc.	505,600	7,973,312
	LTC Properties Inc.	433,500	18,033,600

			26,006,912

	Retailing 6.9%
	Caleres Inc.	378,500	12,028,730
	The Cato Corp., A	362,900	14,066,004
a	Genesco Inc.	163,308	10,783,227
	Group 1 Automotive Inc.	184,200	16,730,886
	The Men’s Wearhouse Inc.	385,600	24,705,392
a	The Pep Boys - Manny, Moe & Jack	1,359,100	16,676,157
a	West Marine Inc.	610,700	5,887,148

			100,877,544

	Semiconductors & Semiconductor Equipment 1.5%
	Cohu Inc.	736,000	9,737,280
	MKS Instruments Inc.	311,800	11,829,692

			21,566,972

	Technology Hardware & Equipment 1.6%
a	Ingram Micro Inc., A	507,100	12,692,713
a	Rofin-Sinar Technologies Inc.	388,900	10,733,640

			23,426,353

	Transportation 0.3%
a	Genesee & Wyoming Inc.	53,200	4,052,776

	Utilities 1.2%
	The Laclede Group Inc.	327,000	17,023,620

	Total Common Stocks (Cost $960,025,911)		1,373,649,283

		Principal Amount
	Corporate Bonds (Cost $7,686,695) 0.5%
	Energy 0.5%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$7,944,000	7,745,400

	Total Investments before Short Term Investments (Cost $967,712,606)		1,381,394,683

Semiannual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Short Term Investments 5.8%
	Money Market Funds (Cost $71,812,977) 5.0%
a,c	Institutional Fiduciary Trust Money Market Portfolio	71,812,977	$71,812,977

d	Investments from Cash Collateral Received for Loaned Securities 0.8%
	Money Market Funds (Cost $5,500,000) 0.4%
a,c	Institutional Fiduciary Trust Money Market Portfolio	5,500,000	5,500,000

		Principal Amount
	Repurchase Agreements 0.4%
e	Joint Repurchase Agreement, 0.11%, 7/01/15 (Maturity Value $2,791,387)	$2,791,378	2,791,378
	RBS Securities Inc.,
	Collateralized by U.S. Treasury Bonds, 3.625%, 2/15/44; and U.S. Treasury Notes, 1.00% - 3.625%, 9/30/15 - 2/15/24 (valued at $2,847,213)
e	Joint Repurchase Agreement, 0.12%, 7/01/15 (Maturity Value $2,791,387)	2,791,378	2,791,378
	Barclays Capital Inc.,
	Collateralized by U.S. Treasury Bonds, 4.75% - 7.625%, 11/15/16 - 5/15/37; U.S. Treasury Notes, 0.375% - 4.875%, 8/31/15 - 11/15/24; and U.S. Treasury Strips, 8/15/15 - 2/15/45 (valued at $2,847,207)
e	Joint Repurchase Agreement, 0.14%, 7/01/15 (Maturity Value $670,402)	670,399	670,399
	SG Americas Securities LLC,

Collateralized by U.S. Treasury Bonds, 2.875% - 10.625%, 8/15/15 - 11/15/44; U.S. Treasury Bonds, Index Linked, 0.375% - 2.375%, 7/15/23 - 2/15/43; U.S. Treasury Notes, 1.25% - 3.625%, 2/29/16 - 8/15/24; and U.S. Treasury Notes, Index Linked, 0.625% - 2.375%, 1/15/17 - 7/15/21 (valued at $683,807)

	Total Repurchase Agreements (Cost $6,253,155)		6,253,155

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $11,753,155)		11,753,155

	Total Investments (Cost $1,051,278,738) 100.7%		1,464,960,815
	Other Assets, less Liabilities (0.7)%		(9,686,006)

	Net Assets 100.0%		$1,455,274,809

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2015. See Note 1(d).

cSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(d) regarding securities on loan.

eSee Note 1(c) regarding joint repurchase agreement.

FSV-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$967,712,606
Cost - Sweep Money Fund (Note 3e)	77,312,977
Cost - Repurchase agreements	6,253,155

Total cost of investments	$1,051,278,738

Value - Unaffiliated issuers	$1,381,394,683
Value - Sweep Money Fund (Note 3e)	77,312,977
Value - Repurchase agreements	6,253,155

Total value of investments (includes securities loaned in the amount of $11,674,448)	1,464,960,815
Receivables:
Investment securities sold	10,028,009
Capital shares sold	223,218
Dividends and interest	1,097,313
Other assets	607

Total assets	1,476,309,962

Liabilities:
Payables:
Investment securities purchased	6,817,976
Capital shares redeemed	792,943
Management fees	740,462
Distribution fees	600,172
Payable upon return of securities loaned	11,753,155
Accrued expenses and other liabilities	330,445

Total liabilities	21,035,153

Net assets, at value	$1,455,274,809

Net assets consist of:
Paid-in capital	$927,406,103
Undistributed net investment income	4,170,181
Net unrealized appreciation (depreciation)	413,681,869
Accumulated net realized gain (loss)	110,016,656

Net assets, at value	$1,455,274,809

Class 1:
Net assets, at value	$53,657,393

Shares outstanding	2,705,950

Net asset value and maximum offering price per share	$19.83

Class 2:
Net assets, at value	$1,370,965,515

Shares outstanding	70,768,625

Net asset value and maximum offering price per share	$19.37

Class 4:
Net assets, at value	$30,651,901

Shares outstanding	1,556,138

Net asset value and maximum offering price per share	$19.70

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Small Cap Value VIP Fund
Investment income:
Dividends	$10,436,416
Interest	280,380
Income from securities loaned	502,862

Total investment income	11,219,658

Expenses:
Management fees (Note 3a)	4,525,038
Distribution fees: (Note 3c)
Class 2	1,729,509
Class 4	51,706
Custodian fees (Note 4)	8,969
Reports to shareholders	164,943
Professional fees	24,735
Trustees’ fees and expenses	3,365
Other	12,544

Total expenses	6,520,809
Expenses waived/paid by affiliates (Note 3e)	(35,124)

Net expenses	6,485,685

Net investment income	4,733,973

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	110,077,069
Foreign currency transactions	29,745

Net realized gain (loss)	110,106,814

Net change in unrealized appreciation (depreciation) on:
Investments	(94,022,100)
Translation of other assets and liabilities denominated in foreign currencies	(208)

Net change in unrealized appreciation (depreciation)	(94,022,308)

Net realized and unrealized gain (loss)	16,084,506

Net increase (decrease) in net assets resulting from operations	$20,818,479

FSV-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$4,733,973	$9,166,921
Net realized gain (loss)	110,106,814	204,970,194
Net change in unrealized appreciation (depreciation)	(94,022,308)	(206,772,254)

Net increase (decrease) in net assets resulting from operations	20,818,479	7,364,861

Distributions to shareholders from:
Net investment income:
Class 1	(483,179)	(493,372)
Class 2	(8,399,662)	(9,349,846)
Class 4	(155,331)	(160,210)
Net realized gains:
Class 1	(7,665,840)	(4,292,308)
Class 2	(193,180,034)	(112,743,662)
Class 4	(4,250,502)	(2,435,910)

Total distributions to shareholders	(214,134,548)	(129,475,308)

Capital share transactions: (Note 2)
Class 1	3,052,483	(206,770)
Class 2	107,684,628	(46,032,420)
Class 4	4,233,755	(3,176,134)

Total capital share transactions	114,970,866	(49,415,324)

Net increase (decrease) in net assets	(78,345,203)	(171,525,771)
Net assets:
Beginning of period	1,533,620,012	1,705,145,783

End of period	$1,455,274,809	$1,533,620,012

Undistributed net investment income included in net assets:
End of period	$4,170,181	$8,474,380

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small Cap Value VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

FSV-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held

Semiannual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement as indicated in the Statement of Investments. The total cash collateral received at period end was $11,753,155. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

FSV-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	48,157	$1,087,666	175,851	$4,068,553
Shares issued in reinvestment of distributions	407,044	8,149,019	206,102	4,785,680
Shares redeemed	(285,461)	(6,184,202)	(388,575)	(9,061,003)

Net increase (decrease)	169,740	$3,052,483	(6,622)	$(206,770)

Class 2 Shares:
Shares sold	1,853,789	$41,013,490	5,020,152	$113,569,546
Shares issued in reinvestment of distributions	10,305,710	201,579,696	5,364,390	122,093,507
Shares redeemed	(6,133,706)	(134,908,558)	(12,408,353)	(281,695,473)

Net increase (decrease)	6,025,793	$107,684,628	(2,023,811)	$(46,032,420)

Class 4 Shares:
Shares sold	118,874	$2,673,514	176,245	$3,946,345
Shares issued in reinvestment of distributions	221,510	4,405,833	112,435	2,596,120
Shares redeemed	(129,615)	(2,845,592)	(418,040)	(9,718,599)

Net increase (decrease)	210,769	$4,233,755	(129,360)	$(3,176,134)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,051,923,748

Unrealized appreciation	$453,091,229
Unrealized depreciation	(40,054,162)

Net unrealized appreciation (depreciation)	$413,037,067

FSV-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $176,034,150 and $300,394,786, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,373,649,283	$—	$—	$1,373,649,283
Corporate Bonds	—	7,745,400	—	7,745,400
Short Term Investments	77,312,977	6,253,155	—	83,566,132

Total Investments in Securities	$1,450,962,260	$13,998,555	$—	$1,464,960,815

aFor detailed categories, see the accompanying Statement of Investments.

Semiannual Report	FSV-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FSV-22	Semiannual Report

Franklin Small-Mid Cap Growth VIP Fund

We are pleased to bring you Franklin Small-Mid Cap Growth VIP Fund’s semiannual report for the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +7.30% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSC-1

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

Franklin Small-Mid Cap Growth VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, generated a +4.18% total return, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), produced a +1.23% total return for the same period.2

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.3 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate. The Fed anticipated

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FSC-2	Semiannual Report

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

Investor confidence grew during the period as corporate profits remained healthy, the Fed showed caution about raising interest rates, economic data in Europe and Japan improved and China introduced more stimulus measures. However, the stock markets endured some sell-offs when many investors reacted to debt negotiations between Greece and its creditors, geopolitical tensions in certain regions, and less robust growth in China. For the six months under review, U.S. stocks, as measured by the S&P 500 and the Dow Jones Industrial Average, rose marginally after both reached all-time highs in May.1

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Nearly all sectors represented in the Fund’s portfolio delivered positive returns and contributed to absolute performance during the six months under review. Relative to the Russell Midcap Growth® Index, key contributors included stock selection in industrials and consumer discretionary and an overweighting in health care.

The Fund’s overall industrials holdings outperformed those of the benchmark index, although the sector was impacted by slower emerging market economic growth, commodity price declines and the negative effects of foreign currency exchange. Many of the Fund’s industrials holdings performed well, however, particularly our off-benchmark investment in Allegiant Travel. The leisure travel company benefited from capacity reduction at smaller airports as the biggest U.S. airlines focused on large airports. This trend resulted in new opportunities for Allegiant to expand its business faster than many investors anticipated. Furthermore, the company’s profit margins grew, as reduced competition at smaller airports helped its airfares hold up better than airfares at large airports, where competition intensified in 2015.

The Fund’s consumer discretionary holdings performed well overall, as strength in many industries, notably athletic apparel, media, Internet retail and specialty retail more than offset weakness in hotels, restaurants and leisure. Positions in several strongly performing companies, notably Netflix, helped relative results. The video streaming and DVD subscription service company maintained robust domestic subscriber growth while accelerating the pace of international subscriber expansion. Netflix demonstrated operating leverage in its domestic business as it approached its long-term target model. As a result, many investors were willing to overlook near-term losses in the company’s international business. Accelerating subscriber growth led many analysts to raise their forecasts of the company’s long-term subscriber growth and longer term profitability.

Top 10 Holdings
6/30/15
Company Sector/Industry	% of Total Net Assets
NXP Semiconductors NV (Netherlands) Information Technology	1.7%
AMETEK Inc. Industrials	1.5%
Perrigo Co. PLC Health Care	1.4%
Electronic Arts Inc. Information Technology	1.4%
Impax Laboratories Inc. Health Care	1.4%
Affiliated Managers Group Inc. Financials	1.4%
Signature Bank Financials	1.4%
Axalta Coating Systems Ltd. Materials	1.3%
Intercontinental Exchange Inc. Financials	1.3%
Quintiles Transnational Holdings Inc. Health Care	1.3%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Semiannual Report	FSC-3

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Health care was one of the period’s best-performing sectors, driven largely by the biotechnology and pharmaceuticals industries, as many companies received positive responses from the Food and Drug Administration (FDA), maintained pricing flexibility and generated solid earnings growth. Further benefiting the sector were many companies’ limited exposure to emerging markets, including Greece and China, and consolidation in several industries. Top contributors to Fund performance included our off-benchmark investment in Impax Laboratories. The company confirmed its full-year 2015 guidance, as it overcame first-quarter 2015 challenges, including delays with the acquisition of privately held pharmaceutical holding company Tower Holdings, the launch of a first-to-file generic drug and the accounting for revenue of its new Parkinson’s disease treatment Rytary. In our view, the company was executing the specialty pharmaceutical model efficiently by making synergistic acquisitions and building a brand franchise.

Other notable contributors included our off-benchmark investment in NXP Semiconductors and a position in Electronic Arts. NXP is a leading supplier of highly secure communication and microcontroller products. The company benefited from its leading intellectual properties in the fields of cryptography and near field communications. NXP products enable secure passports, toll passes and emerging wireless payments via smartphones and chip-based credit cards. The company will merge with Freescale Semiconductor, which will create one of the largest mixed-signal semiconductor companies in the world. Electronic Arts performed well during the period under the new leadership of chief executive officer Andrew Wilson and chief financial officer Blake Jorgenson. The video game developer benefited from three factors: the new generation of video game consoles, the proliferation of mobile gaming on smartphones and the margin-enhancing shift to digital game downloads.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer staples sector, particularly in the beverages and food retail industries. Our off-benchmark investment in Boston Beer was a major detractor, as the craft brewer’s share price declined after the company missed market expectations for fourth-quarter 2014 revenue and earnings growth and full-year 2015 guidance. First-quarter 2015 earnings exceeded expectations, however, aided by product price increases, lower sales costs and a smooth transition between seasonal products. We continued to be highly selective in consumer staples, given the potential negative effects of foreign currency exchange rates on companies with significant global exposure and some instances of valuations we considered to be elevated amid challenging growth prospects.

Although the Fund’s overall information technology holdings performed well and contributed to absolute returns, stock selection detracted from relative performance, particularly with Stratasys4 and Yelp. Shares of Stratasys, the world’s leading additive manufacturing (3D printing) original equipment manufacturer, weakened after company management announced a two-year investment plan focused on industry-specific solutions, specifically in aerospace, medical and automotive. Furthermore, the 3D printing industry’s slower growth in the first quarter led Stratasys and many of its peers to lower full-year 2015 guidance. Consumer review website operator Yelp’s sales reorganization contributed to lower-than-expected first-quarter 2015 revenue, an issue corrected by quarter-end with a return to typical sales force productivity levels. Overall website traffic was mixed, with mobile web and application usage growth offset by slowing desktop traffic, and the company added fewer local accounts year-over-year. In our view, the company’s transition to a more transparent cost-per-click advertising unit could potentially have a positive long-term effect, despite some near-term challenges. Yelp maintained an advantage in consumer reviews and unique content, and valuation levels appeared compelling to us at period-end.

Key individual detractors included oncology drug developer Puma Biotechnology and casino operator MGM Resorts International. Puma Biotechnology has been focused on clinical trials for Neratinib, developed to treat breast cancer and other tumors. Puma’s shares declined due to several factors, including uncertainty ahead of a phase III Neratinib data presentation, the departure of a senior vice president and lawsuits filed against the company. Potential acquirers were granted access to Neratinib’s phase III data, but we think strategic investors may wait for the data to be presented publicly. At period-end, we continued to be optimistic about the drug’s potential FDA approval, given that the consensus opinion of doctors involved has so far been positive, noting that all patient subsets in the phase III trial population had been achieving a clinically meaningful benefit.

MGM was hurt by weakness in Macau, which accounted for a significant part of its consolidated earnings and long-term growth potential. Gaming revenue in Macau fell due to various factors, including China’s anti-graft campaign and visa restrictions that limited visitation from mainland China. Additionally, first-quarter 2015 revenue in Las Vegas missed expectations due to comparison with 2014’s first quarter, which had a strong convention calendar.

4. Not held at period-end.

FSC-4	Semiannual Report

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FSC-5

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,073.00	$5.40
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.26

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.05%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FSC-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.95	$28.38	$21.87	$21.19	$22.21	$17.36

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.07)	(0.09)	(0.01)[c]	(0.05)	(0.01)

Net realized and unrealized gains (losses)	1.92	2.04	8.19	2.27	(0.97)	4.86

Total from investment operations	1.90	1.97	8.10	2.26	(1.02)	4.85

Less distributions from net realized gains	(5.83)	(5.40)	(1.59)	(1.58)	—	—

Net asset value, end of period	$21.02	$24.95	$28.38	$21.87	$21.19	$22.21

Total return[d]	7.42%	7.78%	38.50%	11.12%	(4.59)%	27.94%

Ratios to average net assets[e]

Expenses	0.80% [f]	0.80% [f]	0.80% [g]	0.80%	0.79%	0.79%

Net investment income (loss)	(0.13)%	(0.29)%	(0.35)%	(0.03)% [c]	(0.21)%	(0.07)%

Supplemental data

Net assets, end of period (000’s)	$103,200	$99,803	$98,020	$75,977	$76,384	$89,826

Portfolio turnover rate	16.96%	48.73%	42.77%	41.44%	45.00%	46.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.16)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.56	$27.16	$21.04	$20.49	$21.54	$16.87

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.13)	(0.14)	(0.06)[c]	(0.10)	(0.06)

Net realized and unrealized gains (losses)	1.82	1.93	7.85	2.19	(0.95)	4.73

Total from investment operations	1.77	1.80	7.71	2.13	(1.05)	4.67

Less distributions from net realized gains	(5.83)	(5.40)	(1.59)	(1.58)	—	—

Net asset value, end of period	$19.50	$23.56	$27.16	$21.04	$20.49	$21.54

Total return[d]	7.30%	7.47%	38.15%	10.85%	(4.87)%	27.68%

Ratios to average net assets[e]

Expenses	1.05% [f]	1.05% [f]	1.05% [g]	1.05%	1.04%	1.04%

Net investment income (loss)	(0.38)%	(0.54)%	(0.60)%	(0.28)% [c]	(0.46)%	(0.32)%

Supplemental data

Net assets, end of period (000’s)	$584,764	$582,772	$660,806	$670,193	$717,086	$939,481

Portfolio turnover rate	16.96%	48.73%	42.77%	41.44%	45.00%	46.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.41)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

FSC-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 4
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$24.14	$27.72	$21.47	$20.90	$21.98	$17.24

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.16)	(0.17)	(0.09)[c]	(0.12)	(0.07)

Net realized and unrealized gains (losses)	1.85	1.98	8.01	2.24	(0.96)	4.81

Total from investment operations	1.79	1.82	7.84	2.15	(1.08)	4.74

Less distributions from net realized gains	(5.83)	(5.40)	(1.59)	(1.58)	—	—

Net asset value, end of period	$20.10	$24.14	$27.72	$21.47	$20.90	$21.98

Total return[d]	7.20%	7.39%	37.99%	10.79%	(4.91)%	27.49%

Ratios to average net assets[e]

Expenses	1.15% [f]	1.15% [f]	1.15% [g]	1.15%	1.14%	1.14%

Net investment income (loss)	(0.48)%	(0.64)%	(0.70)%	(0.38)% [c]	(0.56)%	(0.42)%

Supplemental data

Net assets, end of period (000’s)	$17,893	$16,384	$19,132	$12,000	$12,664	$15,413

Portfolio turnover rate	16.96%	48.73%	42.77%	41.44%	45.00%	46.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.51)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
		Shares	Value
	Common Stocks 98.7%
	Consumer Discretionary 20.7%
a	2U Inc.	36,049	$1,160,417
	Advance Auto Parts Inc.	18,700	2,978,723
	BorgWarner Inc.	97,300	5,530,532
a	Buffalo Wild Wings Inc.	27,900	4,371,651
a,b	Charter Communications Inc., A	30,800	5,274,500
a	Chipotle Mexican Grill Inc.	13,800	8,348,862
	Dick’s Sporting Goods Inc.	125,600	6,502,312
a	Dollar Tree Inc.	74,800	5,908,452
a,b	Global Eagle Entertainment Inc.	254,000	3,307,080
a	Grand Canyon Education Inc.	113,700	4,820,880
	Hanesbrands Inc.	150,200	5,004,664
	Harman International Industries Inc.	50,700	6,030,258
a	IMAX Corp. (Canada)	103,200	4,155,864
a	Jarden Corp.	174,650	9,038,138
b	KB Home	365,400	6,065,640
	L Brands Inc.	81,000	6,944,130
	Marriott International Inc., A	109,900	8,175,461
a	MGM Resorts International	177,991	3,248,336
a	Netflix Inc.	11,900	7,817,586
	Nordstrom Inc.	84,500	6,295,250
	Polaris Industries Inc.	27,200	4,028,592
a	Tenneco Inc.	123,400	7,088,096
	Tiffany & Co.	42,100	3,864,780
	Tractor Supply Co.	71,400	6,421,716
a	Under Armour Inc., A	67,476	5,630,197
	Wolverine World Wide Inc.	126,800	3,611,264
a,b	Zoe’s Kitchen Inc.	108,300	4,433,802

			146,057,183

	Consumer Staples 5.1%
a	Boston Beer Inc., A	22,800	5,289,372
	Constellation Brands Inc., A	73,300	8,504,266
a,b	Freshpet Inc.	196,800	3,660,480
a	Monster Beverage Corp.	68,000	9,113,360
a	TreeHouse Foods Inc.	67,400	5,461,422
	Whole Foods Market Inc.	99,600	3,928,224

			35,957,124

	Energy 3.9%
	Cabot Oil & Gas Corp., A	227,200	7,165,888
a	Concho Resources Inc.	64,000	7,287,040
a	Diamondback Energy Inc.	77,100	5,811,798
	EQT Corp.	71,700	5,832,078
	Oceaneering International Inc.	39,900	1,858,941

			27,955,745

	Financials 6.7%
a	Affiliated Managers Group Inc.	44,000	9,618,400
	Arthur J. Gallagher & Co.	91,400	4,323,220
	Intercontinental Exchange Inc.	41,608	9,303,965
	Jones Lang LaSalle Inc.	18,700	3,197,700
	Lazard Ltd., A	126,500	7,114,360
a	Signature Bank	65,100	9,529,989

FSC-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Financials (continued)
	T. Rowe Price Group Inc.	52,300	$4,065,279

			47,152,913

	Health Care 20.7%
a,b	Aduro Biotech Inc.	34,900	1,058,517
a,b	Axovant Sciences Ltd.	71,600	1,459,208
a	BioMarin Pharmaceutical Inc.	29,000	3,966,620
a	Bluebird Bio Inc.	8,553	1,440,069
a	Celldex Therapeutics Inc.	140,700	3,548,454
a	Cerner Corp.	97,600	6,740,256
	The Cooper Cos. Inc.	40,600	7,225,582
a	DaVita HealthCare Partners Inc.	81,700	6,492,699
	DENTSPLY International Inc.	77,200	3,979,660
a	DexCom Inc.	51,600	4,126,968
a	Edwards Lifesciences Corp.	44,000	6,266,920
a	Envision Healthcare Holdings Inc.	186,700	7,370,916
a	HCA Holdings Inc.	79,759	7,235,736
a	HeartWare International Inc.	21,506	1,563,271
a	Heron Therapeutics Inc.	86,042	2,681,069
a	HMS Holdings Corp.	140,913	2,419,476
a	Hologic Inc.	184,600	7,025,876
a	Illumina Inc.	26,800	5,852,048
a	Impax Laboratories Inc.	214,200	9,836,064
a	Incyte Corp.	36,700	3,824,507
a	Inovalon Holdings Inc., A	91,092	2,541,467
a	Insulet Corp.	62,785	1,945,393
a	Karyopharm Therapeutics Inc.	42,613	1,159,500
a,b	Keryx Biopharmaceuticals Inc.	68,900	687,622
a	Mettler-Toledo International Inc.	19,100	6,521,886
a	Nevro Corp.	29,600	1,591,000
	Perrigo Co. PLC	54,985	10,162,877
a	Pfenex Inc.	113,500	2,201,900
a	Puma Biotechnology Inc.	15,125	1,765,844
a	Quintiles Transnational Holdings Inc.	127,700	9,272,297
a,b	Revance Therapeutics Inc.	112,300	3,591,354
	St. Jude Medical Inc.	78,300	5,721,381
a	Tandem Diabetes Care Inc.	147,600	1,599,984
a	Vertex Pharmaceuticals Inc.	24,800	3,062,304

			145,938,725

	Industrials 15.3%
	Acuity Brands Inc.	24,100	4,337,518
a	The Advisory Board Co.	90,800	4,964,036
	Allegiant Travel Co.	30,292	5,388,341
	AMETEK Inc.	191,200	10,473,936
	B/E Aerospace Inc.	108,300	5,945,670
a	DigitalGlobe Inc.	152,100	4,226,859
	Flowserve Corp.	99,300	5,229,138
a	Genesee & Wyoming Inc.	53,800	4,098,484
a	HD Supply Holdings Inc.	165,700	5,829,326
	Hexcel Corp.	136,800	6,804,432
a	IHS Inc., A	70,200	9,029,826

Semiannual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Industrials (continued)
	J.B. Hunt Transport Services Inc.	47,300	$3,882,857
	Kansas City Southern	44,400	4,049,280
	Robert Half International Inc.	141,900	7,875,450
	Roper Technologies Inc.	47,670	8,221,168
a	Spirit Airlines Inc.	91,100	5,657,310
	Towers Watson & Co.	33,600	4,226,880
a	WABCO Holdings Inc.	64,000	7,918,080

			108,158,591

	Information Technology 22.4%
a	Alliance Data Systems Corp.	10,200	2,977,788
a	ANSYS Inc.	42,500	3,877,700
	Applied Materials Inc.	293,100	5,633,382
	Avago Technologies Ltd. (Singapore)	68,000	9,039,240
a	Bottomline Technologies Inc.	106,800	2,970,108
	Cognex Corp.	133,400	6,416,540
a	CoStar Group Inc.	26,800	5,393,768
a	Demandware Inc.	49,900	3,546,892
a	Electronic Arts Inc.	150,100	9,981,650
	Equinix Inc.	24,283	6,167,882
	Fidelity National Information Services Inc.	50,772	3,137,710
a	FleetCor Technologies Inc.	44,600	6,960,276
a	Fortinet Inc.	59,100	2,442,603
a	Freescale Semiconductor Ltd.	131,300	5,248,061
a	GoDaddy Inc., A	17,700	498,963
a	HomeAway Inc.	145,000	4,512,400
	Intersil Corp., A	394,800	4,938,948
a	JDS Uniphase Corp.	355,900	4,121,322
	Lam Research Corp.	42,500	3,457,375
a	LinkedIn Corp., A	31,000	6,405,530
a	NetSuite Inc.	31,700	2,908,475
a	NXP Semiconductors NV (Netherlands)	125,200	12,294,640
a	Palo Alto Networks Inc.	12,100	2,113,870
a	Pandora Media Inc.	212,100	3,296,034
a	Red Hat Inc.	80,900	6,142,737
a	ServiceNow Inc.	67,300	5,001,063
a	Twitter Inc.	148,700	5,385,914
a	Vantiv Inc., A	120,700	4,609,533
a	VeriFone Systems Inc.	150,500	5,110,980
a	ViaSat Inc.	106,600	6,423,716
a	Workday Inc.	35,000	2,673,650
a	Yelp Inc.	99,500	4,281,485

			157,970,235

	Materials 3.9%
a	Axalta Coating Systems Ltd.	284,400	9,407,952
	Cytec Industries Inc.	129,600	7,844,688
	H.B. Fuller Co.	90,913	3,692,886
	Martin Marietta Materials Inc.	45,800	6,481,158

			27,426,684

	Total Common Stocks (Cost $458,523,459)		696,617,200

FSC-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Short Term Investments 4.6%
	Money Market Funds (Cost $13,283,487) 1.9%
a,c	Institutional Fiduciary Trust Money Market Portfolio	13,283,487	$13,283,487

d	Investments from Cash Collateral Received for Loaned Securities (Cost $19,269,775) 2.7%
	Money Market Funds 2.7%
a,c	Institutional Fiduciary Trust Money Market Portfolio	19,269,775	19,269,775

	Total Investments (Cost $491,076,721) 103.3%		729,170,462
	Other Assets, less Liabilities (3.3)%		(23,313,388)

	Net Assets 100.0%		$705,857,074

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2015. See Note 1(c).

cSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$458,523,459
Cost - Sweep Money Fund (Note 3e)	32,553,262

Total cost of investments	$491,076,721

Value - Unaffiliated issuers	$696,617,200
Value - Sweep Money Fund (Note 3e)	32,553,262

Total value of investments (includes securities loaned in the amount of $19,030,441)	729,170,462
Receivables:
Capital shares sold	101,787
Dividends and interest	182,803
Due from custodian	67,725
Other assets	289

Total assets	729,523,066

Liabilities:
Payables:
Investment securities purchased	2,719,691
Capital shares redeemed	727,890
Management fees	450,583
Distribution fees	257,589
Payable upon return of securities loaned	19,337,500
Accrued expenses and other liabilities	172,739

Total liabilities	23,665,992

Net assets, at value	$705,857,074

Net assets consist of:
Paid-in capital	$445,577,837
Undistributed net investment income (loss)	(1,233,685)
Net unrealized appreciation (depreciation)	238,093,741
Accumulated net realized gain (loss)	23,419,181

Net assets, at value	$705,857,074

Class 1:
Net assets, at value	$103,200,093

Shares outstanding	4,909,779

Net asset value and maximum offering price per share	$21.02

Class 2:
Net assets, at value	$584,763,773

Shares outstanding	29,987,796

Net asset value and maximum offering price per share	$19.50

Class 4:
Net assets, at value	$17,893,208

Shares outstanding	890,035

Net asset value and maximum offering price per share	$20.10

FSC-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund
Investment income:
Dividends	$1,998,765
Income from securities loaned	371,987

Total investment income	2,370,752

Expenses:
Management fees (Note 3a)	2,730,937
Distribution fees: (Note 3c)
Class 2	735,031
Class 4	30,028
Custodian fees (Note 4)	3,647
Reports to shareholders	86,210
Professional fees	23,177
Trustees’ fees and expenses	1,528
Other	6,652

Total expenses	3,617,210
Expenses waived/paid by affiliates (Note 3e)	(8,781)

Net expenses	3,608,429

Net investment income (loss)	(1,237,677)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	24,444,619
Net change in unrealized appreciation (depreciation) on investments	27,015,060

Net realized and unrealized gain (loss)	51,459,679

Net increase (decrease) in net assets resulting from operations	$50,222,002

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,237,677)	$(3,724,526)
Net realized gain (loss)	24,444,619	165,568,522
Net change in unrealized appreciation (depreciation)	27,015,060	(110,422,791)

Net increase (decrease) in net assets resulting from operations	50,222,002	51,421,205

Distributions to shareholders from:
Net realized gains:
Class 1	(22,509,343)	(18,164,400)
Class 2	(135,758,632)	(120,447,127)
Class 4	(4,098,814)	(3,536,394)

Total distributions to shareholders	(162,366,789)	(142,147,921)

Capital share transactions: (Note 2)
Class 1	18,544,086	12,658,981
Class 2	96,062,460	(469,072)
Class 4	4,436,402	(462,764)

Total capital share transactions	119,042,948	11,727,145

Net increase (decrease) in net assets	6,898,161	(78,999,571)
Net assets:
Beginning of period	698,958,913	777,958,484

End of period	$705,857,074	$698,958,913

Undistributed net investment income (loss) included in net assets:
End of period	$(1,233,685)	$3,992

FSC-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2015, 40.79% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close

Semiannual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The total cash collateral received at period end was $19,337,500, of which $67,725 was uninvested cash included in due from custodian in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

FSC-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	112,358	$2,922,114	274,487	$7,229,775
Shares issued in reinvestment of distributions	1,062,262	22,509,342	759,699	18,164,400
Shares redeemed	(265,033)	(6,887,370)	(487,310)	(12,735,194)

Net increase (decrease)	909,587	$18,544,086	546,876	$12,658,981

Class 2 Shares:
Shares sold	657,872	$16,268,128	897,666	$22,309,519
Shares issued in reinvestment of distributions	6,905,322	135,758,633	5,327,162	120,447,127
Shares redeemed	(2,308,725)	(55,964,301)	(5,821,755)	(143,225,718)

Net increase (decrease)	5,254,469	$96,062,460	403,073	$(469,072)

Class 4 Shares:
Shares sold	101,415	$2,581,270	67,020	$1,726,663
Shares issued in reinvestment of distributions	202,211	4,098,814	152,628	3,536,394
Shares redeemed	(92,389)	(2,243,682)	(231,062)	(5,725,821)

Net increase (decrease)	211,237	$4,436,402	(11,414)	$(462,764)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion

FSC-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

Annualized Fee Rate	Net Assets
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$492,054,230

Unrealized appreciation	$247,005,899
Unrealized depreciation	(9,889,667)

Net unrealized appreciation (depreciation)	$237,116,232

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $118,691,233 and $162,095,021, respectively.

Semiannual Report	FSC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$696,617,200	$—	$—	$696,617,200
Short Term Investments	32,553,262	—	—	32,553,262

Total Investments in Securities	$729,170,462	$—	$—	$729,170,462

aFor detailed categories, see the accompanying Statement of Investments.

9. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-tomaturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

FSC-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FSC-23

Franklin Strategic Income VIP Fund

This semiannual report for Franklin Strategic Income VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +0.46% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSI-1

FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goals and Main Investments

Franklin Strategic Income VIP Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, had a -0.10% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, produced a +1.04% return.2

Economic and Market Overview

U.S. economic growth was mixed during the six-months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.3 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

The 10-year Treasury yield, which moves inversely to price, declined from 2.17% at the start of the period to a six-month low of 1.68% in early February as investors sought less risky assets given concerns about soft domestic data, Greece’s debt negotiations, less robust growth in China and the Fed’s cautious tone on raising interest rates. At period-end, the yield rose to 2.35% based partly on upbeat domestic and eurozone economic data and expectations of an agreement between Greece and its international creditors.

Yields generally increased across much of Europe, Asia and the Americas, though select markets experienced a decline in yields. The U.S. dollar broadly strengthened against most developed and emerging market currencies over the period. The European Central Bank’s asset purchases could keep interest rates low and put further downward pressure on the euro, which depreciated against the U.S. dollar during the period. Japan remained heavily indebted and has become reliant on its central bank as the buyer of last resort for its debt financing. Although Japan’s quantitative easing measures have been positive for global risk assets, we think they are likely to contribute to further yen depreciation.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FSI-2	Semiannual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

Manager’s Discussion

During the first half of 2015, the global fixed income markets were impacted by two broad themes: Treasury yield volatility and a strengthening U.S. dollar. A combination of relatively tepid global economic growth combined with quantitative easing (QE) measures implemented in the eurozone and Japan caused longer term interest rates in many developed markets to decline at the start of the period. However, although Europe and Japan engaged in forms of QE, the U.S. discontinued incremental QE and guided the market toward an expectation of likely increases in the short-term federal funds target rate. As a result, the U.S. dollar experienced broad strengthening over the past six months. Moreover, with some early signs of growth in the European economy combined with the expectation for short-term rate increases in the U.S. by year-end, government yield curves rose during the second half of the period. Overall for the six-month period, the 10-year U.S. Treasury yield climbed from 2.17% to 2.35%. By way of comparison, after falling below 0.2% in April, the 10-year German government bond yield jumped to 0.8% by the end of June. Although concerns regarding Greece’s fate in the eurozone and the outlook for Chinese economic growth negatively impacted financial markets toward period-end, equity markets were still able to generate a positive total return over the past six months, with the Standard & Poor’s® 500 Index rising 1.23%.1

The Fund posted a slightly positive total return for the review period. Fund returns outperformed the Barclays U.S. Aggregate Bond Index, as the Aggregate Index’s longer rate duration caused that benchmark to generate a negative total return as U.S. interest rates rose. Conversely, the Fund’s exposure to global non-dollar bonds detracted from returns given U.S. dollar strength, even as the Fund’s short positions in the euro and yen, achieved through currency forwards, added to returns, as both

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the Statement of Investments (SOI).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

currencies weakened compared to the U.S. dollar. Also, the Fund’s municipal bond position suffered from a longer maturity profile in a period of rising rates, as well as from holdings in Puerto Rico. Finally, within the Fund’s high yield exposure, select holdings in the energy and mining sectors also declined as a result of a weak commodity price environment. Overall, the Fund lagged the performance of the Lipper Multi-Sector Income Funds peer group during the six-month period.

Semiannual Report	FSI-3

FRANKLIN STRATEGIC INCOME VIP FUND

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

In the corporate sectors, U.S. dollar strength along with a significant decline in energy-related profitability due to lower commodity prices negatively impacted first-quarter 2015 earnings generally. Investors also seemed to expect commodity prices to similarly constrain second-quarter operating results. However, default rates in the high yield market remained below historical averages, and corporate liquidity was generally still robust given refinancing activity over the past several years, which lowered interest costs and, in many cases, boosted cash balances. Although many senior management teams remained focused on shareholder-friendly activities such as stock buybacks, dividends and mergers and acquisitions, following the financial crisis we believe there continued to be a greater focus on prudent balance sheet management. Overall, the high yield market’s lesser sensitivity to interest rates allowed it to post a positive return during the period, although prices for certain commodity-related issues were still under pressure. We slightly reduced the Fund’s exposure to high yield in favor of leveraged bank loans, given favorable credit fundamentals for loans as well as the senior secured nature of loans and their ultimate floating rate characteristics. We also increased exposure to investment-grade corporate bonds, considering their higher quality and what we deemed more attractive yields due to the rise in the U.S. Treasury yield curve and an increase in spreads over U.S. Treasuries for that sector.

What is the yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity rates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

Outside the U.S., the strong U.S. dollar negatively impacted non-dollar global bond positions. The Fund further reduced its exposure to global government bonds during the period, but it was still hampered by its remaining non-dollar holdings. Conversely, the Fund’s net short positions in the yen and the euro, achieved through currency forwards, helped support performance given the decline in those currencies over the past six months. The Fund maintained a fairly modest exposure to hard currency emerging market bonds.

With the rise in longer term U.S. interest rates, the more rate-sensitive fixed income sectors, such as Treasuries, agencies and mortgage-backed securities, generally posted flat total returns during the period. The Fund maintained a lower exposure to these sectors, preferring higher income opportunities in the corporate credit markets.

Higher longer term U.S. interest rates negatively impacted the generally longer duration municipal bond sector. In addition, concerns regarding Puerto Rico’s debt burden as well as the U.S. commonwealth’s prospective treatment of certain municipal obligations in a restructuring scenario pressured select issues. The Fund held a somewhat modest exposure to municipal bonds at period-end but would look for additional investment opportunities if price volatility continues.

The portfolio utilized derivatives, including currency forwards and credit derivatives. Currency forwards are typically used to take long and short positions in currencies and as a tool to hedge currency risk. Credit derivatives can be used to hedge against credit risk or to otherwise enhance Fund returns by taking long or short positions in individual credits or baskets of credits in various sectors including in the corporate, municipal, sovereign and securitized markets.

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain high yield securities or segments of the high yield bond market and/or to hedge against credit risk.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-4	Semiannual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value,

then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,004.60	$4.32
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.36

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (0.87%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FSI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.90	$12.64	$13.17	$12.55	$12.99	$12.28

Income from investment operations[a]:

Net investment income[b]	0.27	0.54	0.59	0.65	0.69	0.72

Net realized and unrealized gains (losses)	(0.19)	(0.25)	(0.15)	0.92	(0.32)	0.61

Total from investment operations	0.08	0.29	0.44	1.57	0.37	1.33

Less distributions from:

Net investment income and net foreign currency gains	(0.77)	(0.78)	(0.80)	(0.93)	(0.81)	(0.62)

Net realized gains	(0.20)	(0.25)	(0.17)	(0.02)	—	—

Total distributions	(0.97)	(1.03)	(0.97)	(0.95)	(0.81)	(0.62)

Net asset value, end of period	$11.01	$11.90	$12.64	$13.17	$12.55	$12.99

Total return[c]	0.58%	2.12%	3.52%	13.12%	2.78%	11.21%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.63%	0.63%	0.60%	0.58%	0.60%	0.59%

Expenses net of waiver and payments by affiliates	0.62% [e]	0.62% [e]	0.60% [e]	0.58%	0.60% [e]	0.59% [e]

Net investment income	4.59%	4.34%	4.58%	5.04%	5.36%	5.71%

Supplemental data

Net assets, end of period (000’s)	$513,236	$574,850	$705,493	$1,019,537	$1,043,690	$1,195,149

Portfolio turnover rate	52.59%	55.64%	48.06%	49.98%	55.65%	56.46%

Portfolio turnover rate excluding mortgage dollar rolls[f]	30.93%	48.86%	47.01%	48.75%	55.65%	56.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

FSI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.55	$12.30	$12.84	$12.27	$12.72	$12.05

Income from investment operations[a]:

Net investment income[b]	0.25	0.49	0.54	0.60	0.64	0.68

Net realized and unrealized gains (losses)	(0.19)	(0.24)	(0.13)	0.89	(0.30)	0.59

Total from investment operations	0.06	0.25	0.41	1.49	0.34	1.27

Less distributions from:

Net investment income and net foreign currency gains	(0.74)	(0.75)	(0.78)	(0.90)	(0.79)	(0.60)

Net realized gains	(0.20)	(0.25)	(0.17)	(0.02)	—	—

Total distributions	(0.94)	(1.00)	(0.95)	(0.92)	(0.79)	(0.60)

Net asset value, end of period	$10.67	$11.55	$12.30	$12.84	$12.27	$12.72

Total return[c]	0.46%	1.86%	3.32%	12.75%	2.57%	10.91%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.88%	0.88%	0.85%	0.83%	0.85%	0.84%

Expenses net of waiver and payments by affiliates	0.87% [e]	0.87% [e]	0.85% [e]	0.83%	0.85% [e]	0.84% [e]

Net investment income	4.34%	4.09%	4.33%	4.79%	5.11%	5.46%

Supplemental data

Net assets, end of period (000’s)	$214,326	$206,571	$175,307	$158,451	$123,749	$101,347

Portfolio turnover rate	52.59%	55.64%	48.06%	49.98%	55.65%	56.46%

Portfolio turnover rate excluding mortgage dollar rolls[f]	30.93%	48.86%	47.01%	48.75%	55.65%	56.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.78	$12.51	$13.04	$12.44	$12.88	$12.20

Income from investment operations[a]:

Net investment income[b]	0.25	0.49	0.54	0.60	0.64	0.67

Net realized and unrealized gains (losses)	(0.19)	(0.25)	(0.14)	0.91	(0.31)	0.60

Total from investment operations	0.06	0.24	0.40	1.51	0.33	1.27

Less distributions from:

Net investment income and net foreign currency gains	(0.72)	(0.72)	(0.76)	(0.89)	(0.77)	(0.59)

Net realized gains	(0.20)	(0.25)	(0.17)	(0.02)	—	—

Total distributions	(0.92)	(0.97)	(0.93)	(0.91)	(0.77)	(0.59)

Net asset value, end of period	$10.92	$11.78	$12.51	$13.04	$12.44	$12.88

Total return[c]	0.44%	1.75%	3.17%	12.67%	2.46%	10.88%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.98%	0.98%	0.95%	0.93%	0.95%	0.94%

Expenses net of waiver and payments by affiliates	0.97% [e]	0.97% [e]	0.95% [e]	0.93%	0.95% [e]	0.94% [e]

Net investment income	4.24%	3.99%	4.23%	4.69%	5.01%	5.36%

Supplemental data

Net assets, end of period (000’s)	$110,238	$113,986	$134,970	$196,479	$188,786	$188,178

Portfolio turnover rate	52.59%	55.64%	48.06%	49.98%	55.65%	56.46%

Portfolio turnover rate excluding mortgage dollar rolls[f]	30.93%	48.86%	47.01%	48.75%	55.65%	56.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(h) regarding mortgage dollar rolls.

FSI-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin Strategic Income VIP Fund
		Country	Shares		Value
	Common Stocks 0.5%
	Consumer Services 0.5%
a,b,c	Turtle Bay Resort	United States	1,901,449		$3,788,636

	Materials 0.0%†
a	Verso Corp.	United States	9,431		6,225

	Transportation 0.0%†
a	CEVA Holdings LLC	United Kingdom	224		165,967

	Total Common Stocks (Cost $2,532,467)				3,960,828

	Convertible Preferred Stocks 0.0%†
	Transportation 0.0%†
a	CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		6,000
a	CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	486		359,277

	Total Convertible Preferred Stocks (Cost $731,856)				365,277

			Principal Amount*
	Corporate Bonds 38.5%
	Automobiles & Components 0.8%
d	Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	1,000,000	EUR	1,174,352
d	Fiat Chrysler Automobiles NV, senior note, 144A, 5.25%, 4/15/23	United Kingdom	3,500,000		3,434,375
	The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	2,000,000		2,125,000

					6,733,727

	Banks 3.2%
	Bank of America Corp.,
	[e] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	800,000		795,000
	[e] junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,000,000		2,125,000
	senior note, 5.65%, 5/01/18	United States	1,500,000		1,648,032
	CIT Group Inc., senior note,
	5.375%, 5/15/20	United States	1,000,000		1,045,000
	5.00%, 8/15/22	United States	2,500,000		2,481,250
	Citigroup Inc.,
	[e] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	700,000		684,250
	[e] junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	1,000,000		1,003,450
	senior note, 3.875%, 10/25/23	United States	3,000,000		3,062,877
	sub. bond, 5.50%, 9/13/25	United States	500,000		540,658
	sub. note, 4.05%, 7/30/22	United States	300,000		307,308
	JPMorgan Chase & Co.,
	[e] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,492,500
	[e] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000		196,000
	[e] junior sub. note, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	500,000		502,375
	senior note, 4.25%, 10/15/20	United States	1,000,000		1,069,029
	sub. note, 3.375%, 5/01/23	United States	1,000,000		971,421
	sub. note, 3.875%, 9/10/24	United States	1,000,000		982,110
	Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		1,073,750
	The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,500,000	EUR	1,875,410
e	Wells Fargo & Co., junior sub. bond,
	5.875% to 6/15/25, FRN thereafter, Perpetual	United States	2,500,000		2,562,500
	S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	2,500,000		2,512,500

					26,930,420

Semiannual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Capital Goods 1.1%
d	Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	1,300,000		$1,356,062
d	Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	3,400,000		3,102,500
d	KM Germany Holdings GmbH, senior secured note, first lien, 144A, 8.75%, 12/15/20	Germany	900,000	EUR	1,077,604
	Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,500,000		1,432,500
	Terex Corp., senior note, 6.00%, 5/15/21	United States	1,000,000		1,010,000
	TransDigm Inc.,
	senior sub. bond, 6.50%, 7/15/24	United States	500,000		496,250
	[d] senior sub. bond, 144A, 6.50%, 5/15/25	United States	200,000		198,750
	senior sub. note, 6.00%, 7/15/22	United States	400,000		397,000

					9,070,666

	Consumer Durables & Apparel 0.6%
	KB Home, senior note,
	4.75%, 5/15/19	United States	1,000,000		997,500
	7.00%, 12/15/21	United States	1,200,000		1,245,000
	M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	300,000		311,250
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	1,100,000		1,163,250
	Visant Corp., senior note, 10.00%, 10/01/17	United States	1,400,000		1,135,750

					4,852,750

	Consumer Services 1.6%
d	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 6.00%, 4/01/22	Canada	2,000,000		2,060,000
	senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	1,100,000		1,086,250
f	Caesars Entertainment Operating Co. Inc., senior secured note, first lien, 11.25%, 6/01/17	United States	2,500,000		1,975,000
d,g	Financiere Quick SAS, 144A, FRN, 7.511%, 10/15/19	France	1,500,000	EUR	1,292,405
d,f	Fontainebleau Las Vegas, senior secured note, first lien, 144A, 11.00%, 6/15/15	United States	2,500,000		12,625
d	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	3,500,000		3,257,188
	MGM Resorts International, senior note,
	6.625%, 7/15/15	United States	2,500,000		2,502,750
	6.75%, 10/01/20	United States	200,000		212,460
	6.625%, 12/15/21	United States	500,000		525,000
d	Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	1,000,000		949,375

					13,873,053

	Diversified Financials 2.2%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
	4.25%, 7/01/20	Netherlands	1,300,000		1,301,625
	[d] 144A, 5.00%, 10/01/21	Netherlands	1,100,000		1,133,000
	Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	3,500,000		3,311,525
	E*TRADE Financial Corp., senior note,
	5.375%, 11/15/22	United States	700,000		719,250
	4.625%, 9/15/23	United States	800,000		788,000
e	The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to 5/10/20, FRN thereafter, Perpetual	United States	3,000,000		2,970,000

FSI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Diversified Financials (continued)
	Morgan Stanley,
	[e] junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	2,500,000	$2,485,000
	sub. bond, 3.95%, 4/23/27	United States	1,000,000	943,420
	Navient Corp., senior note,
	8.45%, 6/15/18	United States	1,000,000	1,113,800
	5.50%, 1/15/19	United States	1,500,000	1,533,180
	5.875%, 3/25/21	United States	700,000	701,309
	6.125%, 3/25/24	United States	500,000	480,000
d	Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.875%, 3/15/22	United States	1,000,000	1,072,500

				18,552,609

	Energy 6.8%
	Access Midstream Partner LP/ACMP Finance Corp., senior note, 6.125%, 7/15/22	United States	600,000	634,730
	BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	2,300,000	1,932,000
	California Resources Corp.,
	senior bond, 6.00%, 11/15/24	United States	1,500,000	1,295,625
	senior note, 5.50%, 9/15/21	United States	800,000	697,000
	CGG SA, senior note,
	7.75%, 5/15/17	France	159,000	155,025
	6.50%, 6/01/21	France	1,800,000	1,503,000
	6.875%, 1/15/22	France	200,000	167,625
	CHC Helicopter SA,
	senior note, 9.375%, 6/01/21	Canada	260,000	156,000
	senior secured note, first lien, 9.25%, 10/15/20	Canada	2,205,000	1,608,272
	Chesapeake Energy Corp., senior note,
	6.625%, 8/15/20	United States	200,000	196,000
	6.125%, 2/15/21	United States	1,500,000	1,413,750
	5.75%, 3/15/23	United States	1,000,000	910,000
	Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,800,000	1,719,000
	CONSOL Energy Inc., senior note,
	5.875%, 4/15/22	United States	2,500,000	2,135,300
	[d] 144A, 8.00%, 4/01/23	United States	500,000	476,250
	Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	2,500,000	2,831,250
	Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	1,000,000	1,047,369
	Energy XXI Gulf Coast Inc.,
	senior note, 9.25%, 12/15/17	United States	1,500,000	798,750
	senior note, 6.875%, 3/15/24	United States	1,000,000	330,000
	[d] senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	700,000	617,750
d	EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	1,500,000	1,208,438
	Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., senior note, 6.875%, 2/15/23	United States	672,000	722,400
d,h	Gaz Capital SA (OJSC Gazprom), loan participation,
	senior bond, 144A, 6.51%, 3/07/22	Russia	500,000	503,250
	senior note, 144A, 5.092%, 11/29/15	Russia	1,500,000	1,516,875
	senior note, 144A, 3.85%, 2/06/20	Russia	1,500,000	1,385,625
	Halcon Resources Corp., senior note,
	8.875%, 5/15/21	United States	2,000,000	1,325,000
	9.25%, 2/15/22	United States	800,000	522,000

Semiannual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
d	Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,000,000	$2,167,188
	Kinder Morgan Inc., senior note, 6.50%, 9/15/20	United States	1,500,000	1,715,673
	Linn Energy LLC/Finance Corp., senior note,
	8.625%, 4/15/20	United States	2,000,000	1,650,420
	7.75%, 2/01/21	United States	1,200,000	939,000
	6.50%, 9/15/21	United States	200,000	150,000
d	LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	3,500,000	3,125,937
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	2,000,000	1,975,000
	Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,500,000	630,000
	Oasis Petroleum Inc., senior note, 6.875%, 3/15/22	United States	1,300,000	1,326,000
	Offshore Group Investment Ltd.,
	senior bond, first lien, 7.125%, 4/01/23	United States	700,000	430,500
	senior secured note, first lien, 7.50%, 11/01/19	United States	1,800,000	1,112,625
	PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	1,000,000	1,061,500
	Peabody Energy Corp., senior note,
	6.50%, 9/15/20	United States	2,500,000	862,500
	6.25%, 11/15/21	United States	1,500,000	487,500
	Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	1,500,000	1,353,750
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., senior note,
	8.375%, 6/01/20	United States	500,000	543,125
	6.50%, 5/15/21	United States	400,000	423,500
d,f,g	Quicksilver Resources Inc., secured note, second lien, 144A, FRN, 7.00%, 6/21/19	United States	900,000	551,250
	Regency Energy Partners LP/Regency Energy Finance Corp., senior note,
	5.875%, 3/01/22	United States	200,000	212,972
	5.00%, 10/01/22	United States	500,000	508,080
	Sabine Pass Liquefaction LLC,
	first lien, 5.625%, 2/01/21	United States	2,000,000	2,050,000
	first lien, 5.625%, 4/15/23	United States	900,000	901,404
	senior secured note, first lien, 5.75%, 5/15/24	United States	300,000	300,375
	Sanchez Energy Corp., senior note,
	7.75%, 6/15/21	United States	1,700,000	1,700,000
	6.125%, 1/15/23	United States	600,000	540,000
	W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,000,000	1,397,500
	Williams Partners LP, senior bond, 4.00%, 9/15/25	United States	1,500,000	1,405,751

				57,329,834

	Food & Staples Retailing 0.4%
d	Cencosud SA, senior note, 144A,
	4.875%, 1/20/23	Chile	1,500,000	1,508,738
	5.15%, 2/12/25	Chile	1,500,000	1,514,565

				3,023,303

	Food, Beverage & Tobacco 0.9%
	Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	1,000,000	987,500

FSI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
d	JBS USA LLC/Finance Inc., senior note, 144A,
	8.25%, 2/01/20	United States	2,500,000	$2,662,500
	7.25%, 6/01/21	United States	300,000	317,625
	5.75%, 6/15/25	United States	500,000	496,250
d	Post Holdings Inc., senior note, 144A,
	6.75%, 12/01/21	United States	1,700,000	1,704,250
	6.00%, 12/15/22	United States	500,000	483,125
d	Smithfield Foods Inc., senior note, 144A, 5.875%, 8/01/21	United States	600,000	622,500

				7,273,750

	Health Care Equipment & Services 1.9%
	Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	800,000	832,000
	AmSurg Corp., senior note, 5.625%, 7/15/22	United States	400,000	402,500
	CHS/Community Health Systems Inc.,
	senior note, 8.00%, 11/15/19	United States	1,500,000	1,584,375
	senior note, 6.875%, 2/01/22	United States	400,000	423,500
	senior secured note, first lien, 5.125%, 8/15/18	United States	600,000	616,800
	DaVita HealthCare Partners Inc.,
	senior bond, 5.125%, 7/15/24	United States	500,000	492,500
	senior bond, 5.00%, 5/01/25	United States	900,000	868,500
	senior note, 5.75%, 8/15/22	United States	1,500,000	1,595,625
	HCA Inc.,
	senior note, 7.50%, 2/15/22	United States	1,000,000	1,150,000
	senior note, 5.875%, 5/01/23	United States	1,500,000	1,597,500
	senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,090,000
	senior secured bond, first lien, 5.25%, 4/15/25	United States	600,000	623,625
d,i	Hologic Inc., senior note, 144A, 5.25%, 7/15/22	United States	1,000,000	1,023,750
	Omnicare Inc., senior note, 4.75%, 12/01/22	United States	700,000	745,500
	Tenet Healthcare Corp., senior note,
	8.125%, 4/01/22	United States	1,200,000	1,317,000
	[d] 144A, 5.00%, 3/01/19	United States	500,000	501,875
	[d] 144A, 5.50%, 3/01/19	United States	1,200,000	1,215,000
d	Tenet Healthcare Corp. II, senior note, 144A, 6.75%, 6/15/23	United States	300,000	306,562

				16,386,612

	Insurance 0.8%
	MetLife Inc., junior sub. note,
	[e] 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	1,200,000	1,192,500
	6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	1,500,000	1,650,000
d	Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	3,500,000	3,652,215

				6,494,715

	Materials 4.9%
	ArcelorMittal, senior note,
	6.25%, 3/01/21	Luxembourg	3,000,000	3,164,835
	6.125%, 6/01/25	Luxembourg	300,000	300,375
d	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A,
	7.00%, 11/15/20	Luxembourg	105,882	108,331
	6.75%, 1/31/21	Luxembourg	200,000	205,500
	6.00%, 6/30/21	Luxembourg	1,300,000	1,309,750

Semiannual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Materials (continued)
d	Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,500,000		$1,425,938
d	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	1,000,000		991,250
d	Cemex SAB de CV,
	first lien, 144A, 5.70%, 1/11/25	Mexico	1,500,000		1,431,562
	secured note, 144A, 5.875%, 3/25/19	Mexico	1,000,000		1,026,250
d	Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	1,400,000	EUR	1,709,427
d	The Chemours Co.,
	senior bond, 144A, 7.00%, 5/15/25	United States	500,000		486,250
	senior note, 144A, 6.625%, 5/15/23	United States	1,800,000		1,748,250
d	First Quantum Minerals Ltd., senior note, 144A,
	6.75%, 2/15/20	Canada	1,400,000		1,361,500
	7.00%, 2/15/21	Canada	1,725,000		1,658,156
d	FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	3,200,000		3,302,000
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	2,500,000		2,330,487
d	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	1,500,000		1,575,687
d	Glencore Funding LLC, senior note, 144A,
	4.125%, 5/30/23	Switzerland	1,000,000		967,806
	4.625%, 4/29/24	Switzerland	500,000		496,752
d	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	2,800,000		2,772,000
	Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,600,000		1,696,000
d	Owens-Brockway Glass Container Inc., senior note, 144A, 5.00%, 1/15/22	United States	1,400,000		1,387,750
	Reynolds Group Issuer Inc./LLC/SA,
	first lien, 5.75%, 10/15/20	United States	700,000		719,250
	senior note, 8.50%, 5/15/18	United States	1,000,000		1,021,250
	senior note, 8.25%, 2/15/21	United States	1,000,000		1,042,500
	senior secured note, first lien, 7.125%, 4/15/19	United States	800,000		825,000
d	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	1,000,000		990,000
	senior bond, 144A, 5.50%, 9/15/25	United States	400,000		404,000
	senior note, 144A, 4.875%, 12/01/22	United States	1,000,000		988,750
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	1,000,000		1,002,500
	senior note, 5.125%, 10/01/21	United States	1,000,000		1,007,000
d	U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	1,000,000	EUR	1,175,048
	Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	451,000		264,963

					40,896,117

	Media 3.8%
	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond,
	5.25%, 9/30/22	United States	2,700,000		2,666,250
	[d] 144A, 5.375%, 5/01/25	United States	900,000		878,625
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	1,000,000		1,045,000
	senior sub. note, 7.625%, 3/15/20	United States	200,000		207,250
	senior sub. note, 7.625%, 3/15/20	United States	500,000		523,125

FSI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Media (continued)
	CSC Holdings LLC, senior note,
	6.75%, 11/15/21	United States	2,500,000		$2,643,750
	5.25%, 6/01/24	United States	200,000		193,000
	DISH DBS Corp., senior note,
	7.125%, 2/01/16	United States	2,000,000		2,055,000
	6.75%, 6/01/21	United States	500,000		522,500
	5.875%, 7/15/22	United States	500,000		491,250
	5.875%, 11/15/24	United States	500,000		481,563
	Gannett Co. Inc.,
	senior bond, 6.375%, 10/15/23	United States	1,000,000		1,045,000
	[d] senior bond, 144A, 5.50%, 9/15/24	United States	300,000		297,750
	senior note, 5.125%, 7/15/20	United States	1,000,000		1,028,750
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	2,400,000		2,196,000
	senior secured note, first lien, 9.00%, 9/15/22	United States	700,000		637,000
d	Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	300,000		294,563
d	Sirius XM Radio Inc., senior bond, 144A,
	6.00%, 7/15/24	United States	1,700,000		1,721,250
	5.375%, 4/15/25	United States	800,000		776,000
	Time Warner Cable Inc., senior note, 4.00%, 9/01/21	United States	2,500,000		2,567,315
d	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	720,000	EUR	866,596
d	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,700,000		1,776,500
d	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	3,000,000		2,895,000
d	Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	800,000		802,000
d	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	900,000	GBP	1,476,642
d	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,900,000		1,910,687

					31,998,366

	Pharmaceuticals, Biotechnology & Life Sciences 2.0%
	AbbVie Inc., senior note, 3.60%, 5/14/25	United States	1,500,000		1,483,335
	Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	1,500,000		1,474,203
d	Baxalta Inc., senior note, 144A, 4.00%, 6/23/25	United States	2,100,000		2,090,519
d	Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	1,200,000		1,225,500
	[i] senior note, 144A, 6.00%, 7/15/23	United States	700,000		717,500
	Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	700,000		703,500
d,j	Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	2,500,000		2,559,375
d	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	300,000		309,750
	senior note, 144A, 7.50%, 7/15/21	United States	600,000		650,250
	senior note, 144A, 5.50%, 3/01/23	United States	400,000		405,000
d	VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	2,400,000		2,533,500
	Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	2,500,000		2,422,997

					16,575,429

	Real Estate 0.1%
	Crown Castle International Corp., senior bond, 5.25%, 1/15/23	United States	500,000		505,500

Semiannual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Retailing 0.7%
d	Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	700,000		$735,000
d	Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,800,000	EUR	1,589,763
d	Family Tree Escrow LLC, senior note, 144A, 5.75%, 3/01/23	United States	900,000		945,000
d	Netflix Inc., senior bond, 144A, 5.875%, 2/15/25	United States	2,300,000		2,392,253

					5,662,016

	Software & Services 1.1%
d	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	2,500,000		2,034,375
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	2,500,000		2,512,500
	First Data Corp.,
	senior bond, 12.625%, 1/15/21	United States	300,000		347,250
	[d] senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	3,000,000		3,172,500
	Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,100,000		1,171,500

					9,238,125

	Technology Hardware & Equipment 0.3%
d	Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	1,500,000		1,591,875
d,j	CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%, 6/01/20	United States	200,000		208,250
d	CommScope Technologies Finance LLC, senior bond, 144A, 6.00%, 6/15/25	United States	900,000		898,875

					2,699,000

	Telecommunication Services 3.3%
	AT&T Inc., senior bond, 3.40%, 5/15/25	United States	1,900,000		1,807,728
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	200,000		201,375
	[d] senior bond, 144A, 5.625%, 4/01/25	United States	900,000		815,625
	senior note, 6.00%, 4/01/17	United States	500,000		523,125
	senior note, 6.45%, 6/15/21	United States	500,000		506,250
d	Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,500,000		1,507,500
d	Digicel Ltd., senior note, 144A,
	6.00%, 4/15/21	Bermuda	1,000,000		967,500
	6.75%, 3/01/23	Bermuda	300,000		293,827
	Frontier Communications Corp.,
	senior bond, 7.625%, 4/15/24	United States	300,000		266,250
	senior note, 8.50%, 4/15/20	United States	100,000		104,800
	senior note, 8.75%, 4/15/22	United States	200,000		199,000
	senior note, 7.875%, 1/15/27	United States	400,000		372,000
	Intelsat Jackson Holdings SA,
	senior bond, 6.625%, 12/15/22	Luxembourg	1,600,000		1,474,000
	senior note, 7.25%, 10/15/20	Luxembourg	1,000,000		992,500
	senior note, 7.50%, 4/01/21	Luxembourg	1,000,000		992,500
d	Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	2,000,000		2,068,750
d	Play Finance 2 SA, senior secured note, 144A, 5.25%, 2/01/19	Poland	800,000	EUR	919,118
	Sprint Communications Inc., senior note,
	8.375%, 8/15/17	United States	1,200,000		1,302,000
	6.00%, 11/15/22	United States	500,000		458,125
	[d] 144A, 9.00%, 11/15/18	United States	1,500,000		1,697,640
	[d] 144A, 7.00%, 3/01/20	United States	800,000		872,160
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	500,000		488,750

FSI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Telecommunication Services (continued)
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	300,000		$310,500
	senior bond, 6.375%, 3/01/25	United States	1,300,000		1,337,375
	senior note, 6.542%, 4/28/20	United States	1,400,000		1,469,286
	senior note, 6.125%, 1/15/22	United States	200,000		207,000
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	2,000,000		2,195,012
d	Wind Acquisition Finance SA, senior secured note, 144A,
	4.00%, 7/15/20	Italy	1,200,000	EUR	1,343,191
	7.00%, 4/23/21	Italy	1,500,000	EUR	1,735,266

					27,428,153

	Transportation 0.7%
d	Florida East Coast Holdings Corp.,
	secured note, first lien, 144A, 6.75%, 5/01/19	United States	900,000		904,500
	senior note, 144A, 9.75%, 5/01/20	United States	400,000		381,000
	Hertz Corp., senior note,
	6.75%, 4/15/19	United States	1,000,000		1,034,400
	6.25%, 10/15/22	United States	1,500,000		1,530,000
d	Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	900,000		873,000
d	Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	1,100,000		1,053,239

					5,776,139

	Utilities 1.3%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,200,000		1,171,500
	senior note, 5.375%, 1/15/23	United States	1,300,000		1,283,750
d,e	EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	3,000,000		3,015,000
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	1,800,000		1,811,502
d	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	2,500,000		2,237,500
d,f	Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	3,000,000		1,837,500

					11,356,752

	Total Corporate Bonds (Cost $336,299,717)				322,657,036

g,k	Senior Floating Rate Interests 20.8%
	Automobiles & Components 0.9%
	Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	1,117,056		1,117,056
	FRAM Group Holdings Inc. (Autoparts Holdings),
	Second Lien Term Loan, 11.00%, 1/29/18	United States	1,458,729		1,363,912
	Term Loan, 7.00%, 7/29/17	United States	3,111,198		2,986,751
i	The Goodyear Tire & Rubber Co., Second Lien Loans, 5.25%, 4/30/19	United States	358,614		359,734
	Henniges Automotive Holdings Inc., Term Loans, 5.50%, 6/12/21	United States	806,589		808,605
i	TI Group Automotive Systems LLC, Term Loan B, 5.75%, 6/30/22	United States	230,658		231,090
	UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	576,748		573,864

					7,441,012

Semiannual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
g,k	Senior Floating Rate Interests (continued)
	Capital Goods 1.1%
	Alfred Fueling Systems Inc. (Wayne Fueling),
	First Lien Initial Term Loan, 4.75%, 6/18/21	United States	489,413	$494,307
	Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	845,106	842,993
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.50%, 10/09/20	United States	125,226	125,539
l	Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	179,526	154,500
	LCS Deco LLC, Term B Loans, 5.50%, 5/21/22	United States	61,664	62,358
	Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	United States	2,422,669	2,362,102
	Sensus USA Inc.,
	First Lien Term Loan, 4.50%, 5/09/17	United States	1,314,688	1,308,936
	Second Lien Term Loan, 8.50%, 5/09/18	United States	3,032,186	3,017,025
	TransDigm Inc.,
	Tranche C Term Loan, 3.75%, 2/28/20	United States	91,027	90,503
	Tranche D Term Loan, 3.75%, 6/04/21	United States	291,258	289,370
i	WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	359,972	360,646

				9,108,279

	Commercial & Professional Services 0.6%
	AlixPartners LLP, Second Lien 2013 Recapitalization Term Loan, 9.00%, 7/10/21	United States	2,678,927	2,710,739
	Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	2,238,602	2,247,930

				4,958,669

	Consumer Services 3.3%
	24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	945,498	902,656
	Boyd Gaming Corp., Term A Loan, 3.146%, 8/14/18	United States	54,575	54,609
	Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%, 10/11/20	United States	4,050,250	3,713,573
	Cannery Casino Resorts LLC,
	Second Lien Term Loan, 10.00%, 10/02/19	United States	780,000	713,700
	Term Loan, 6.00%, 10/02/18	United States	2,930,099	2,906,902
	Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	4,258,984	4,111,253
	Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20	United States	1,053,531	1,054,702
	ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	2,246,088	2,205,378
	Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%, 5/14/20	United States	1,538,046	1,487,338
	TGI Friday’s Inc., First Lien Initial Term Loan, 5.25%, 7/15/20	United States	467,979	470,904
i	Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	1,366,654	1,091,045
	Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%, 9/02/21	Luxembourg	2,347,674	2,358,433
c,j	Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	6,490,742	6,506,969

				27,577,462

	Diversified Financials 0.6%
	Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan, 4.25%, 7/22/20	United States	927,314	931,951
	Trans Union LLC, 2015 Term B-2 Loans, 3.75%, 4/09/21	United States	3,988,167	3,960,748

				4,892,699

FSI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
g,k	Senior Floating Rate Interests (continued)
	Energy 2.1%
	Bowie Resource Holdings LLC,
	[i] First Lien Initial Term Loan, 6.75%, 8/16/20	United States	2,724,383	$2,594,975
	Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	480,257	457,445
	Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	222,890	223,215
i	Drillships Ocean Ventures Inc. and Drillships Ventures Projects Inc., Term Loan, 5.50%, 7/25/21	Marshall Islands	2,099,047	1,796,784
	Fieldwood Energy LLC,
	[i] Loans, 3.875%, 10/01/18	United States	2,930,400	2,796,334
	Second Lien Loans, 8.375%, 9/30/20	United States	468,000	359,190
i	Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	1,372,000	1,361,710
	OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,239,185	1,240,734
	OSG International Inc. (OIN), Initial Term Loan, 5.75%, 8/05/19	United States	2,012,176	2,022,237
i	Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	1,781,863	1,506,152
i	UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	3,111,139	2,888,824
	Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	661,307	644,774

				17,892,374

	Food, Beverage & Tobacco 0.4%
	AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	1,805,558	1,837,155
i	CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan, 8.75%, 7/03/21	United States	296,913	282,810
i	Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	1,067,625	1,064,480

				3,184,445

	Health Care Equipment & Services 1.3%
	Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	662,437	660,119
	Community Health Systems Inc., 2018 Term F Loans, 3.534%, 12/31/18	United States	986,859	987,211
	Connolly LLC,
	[i] Initial Term Loan, 4.50%, 5/14/21	United States	2,676,482	2,676,482
	Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	253,793	255,697
	Dialysis Newco Inc., Second Lien Term Loan B, 7.75%, 10/22/21	United States	267,300	269,973
	Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	1,006,689	1,011,879
	Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	2,350,675	984,345
	Surgery Centers Holdings Inc., Second Lien Term Loan, 8.50%, 11/03/21	United States	269,467	269,467
	Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	1,730,880	1,729,258
	U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	1,716,635	1,717,172

				10,561,603

	Household & Personal Products 0.9%
	FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	4,641,758	4,421,275
	Revlon Consumer Products Corp., Replacement Term Loan, 3.25%, 11/19/17	United States	459,530	459,721
i	Spectrum Brands Inc., Term Loan B, 5.25%, 6/23/22	United States	980,983	984,457
	Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,170,122	2,110,444

				7,975,897

Semiannual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
g,k	Senior Floating Rate Interests (continued)
	Materials 2.9%
i	Appvion Inc., Term Loan, 5.75% - 6.75%, 6/28/19	United States	2,949,330	$2,761,923
	Atkore International Inc., Second Lien Initial Term Loan, 7.75%, 10/09/21	United States	219,800	206,795
	Caraustar Industries Inc.,
	Term Loan B, 8.00%, 5/01/19	United States	1,662,052	1,670,349
	Term Loan C, 8.00%, 5/01/19	United States	2,726,300	2,739,910
	CD&R Millennium U.S. Acquico LLC, Second Lien Initial Term Loan, 8.75%, 7/31/22	United States	585,000	579,881
	The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	750,232	748,670
	Coveris Holdings SA, Term B-1 Loan, 4.50%, 5/08/19	Luxembourg	2,966,959	2,978,703
	Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	3,296,453	3,296,453
	FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	2,118,932	1,886,513
	HII Holding Corp. (Houghton International), Second Lien Term Loan, 9.50%, 12/21/20	United States	575,175	577,332
	Huntsman International LLC, Extended Term B Dollar Loan, 2.731%, 4/19/17	United States	378,485	378,719
	Ineos U.S. Finance LLC, Dollar Term Loan, 4.25%, 3/31/22	United States	408,802	409,185
	Nexeo Solutions LLC,
	Term B-1 Loan, 5.00%, 9/08/17	United States	110,369	109,035
	Term B-3 Loan, 5.00%, 9/08/17	United States	107,871	106,568
	Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	802,059	799,052
	OCI Beaumont LLC, Term B-3 Loan, 5.50%, 8/20/19	United States	1,758,812	1,785,195
	Oxbow Carbon LLC,
	First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	328,724	328,107
	Second Lien Initial Term Loan, 8.00%, 1/17/20	United States	311,538	295,183
	OXEA GmbH, Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	891,600	845,627
	Solenis International LP and Solenis Holdings, Second Lien Term Loan, 7.75%, 7/31/22	United States	174,800	169,611
	Tronox Pigments (Netherlands) BV, Term Loan, 4.25%, 3/19/20	Netherlands	264,410	264,938
	Walter Energy Inc., B Term Loan, 7.25%, 4/02/18	United States	3,083,004	1,700,792

				24,638,541

	Media 2.2%
i	AMC Entertainment Inc., Initial Term Loan, 5.00%, 4/30/20	United States	344,420	344,375
	Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	2,661,763	2,671,745
i	Charter Communications Operating LLC, Term E Loan, (CCO Safari), 3.00%, 7/01/20	United States	1,403,177	1,387,742
	Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	459,266	437,164
	MediArena Acquisition BV, Second Lien Dollar Term B Loan, 10.00%, 8/13/22	Netherlands	430,000	416,025
	Radio One Inc., Term Loan B, 4.78%, 12/31/18	United States	6,867,843	7,003,771
	UPC Financing Partnership (UPC Broadband Holdings BV), Term Loan AH, 3.25%, 6/30/21	Netherlands	1,231,045	1,215,657
	Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	571,213	566,394
	William Morris Endeavor Entertainment LLC, Term Loans Second Lien, 8.25%, 5/06/22	United States	4,466,536	4,360,456

				18,403,329

FSI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
g,k	Senior Floating Rate Interests (continued)
	Pharmaceuticals, Biotechnology & Life Sciences 1.1%
i	Endo Luxembourg Finance Co. and Endo LLC, Term Loan B, 3.25%, 7/01/22	United States	1,526,156	$1,531,879
	Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.187%, 2/27/21	United States	2,766,840	2,770,443
	Horizon Pharma Inc., 2015 Term Loan, 4.50%, 5/07/21	United States	54,713	54,970
	Valeant Pharmaceuticals International Inc.,
	[i] Series D-2 Tranche B Term Loan, 5.00%, 2/13/19	United States	1,340,000	1,338,827
	Series F-1 New Term Loan, 4.00%, 4/01/22	United States	3,472,725	3,475,094

				9,171,213

	Real Estate 0.0%†
	Capital Automotive LP, Second Lien Term Loan, 6.00%, 4/30/20	United States	182,500	185,846

	Retailing 0.9%
	BJ’s Wholesale Club Inc.,
	2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	1,755,822	1,759,246
	Second Lien 2013 (Nov) Replacement Loans, 8.50%, 3/26/20	United States	1,915,908	1,934,668
i	Dollar Tree Inc., Term B-1 Loans, 3.50%, 3/09/22	United States	293,851	294,340
i	Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	3,158,333	2,956,989
	The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	747,063	750,331

				7,695,574

	Semiconductors & Semiconductor Equipment 0.1%
	M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	518,364	519,660

	Software & Services 1.6%
	BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	4,804,119	4,534,555
	MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	5,139,994	4,889,419
	Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/29/19	United States	2,887,509	2,656,509
	Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	1,173,616	1,189,753

				13,270,236

	Technology Hardware & Equipment 0.1%
	CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	228,679	229,536
i	CommScope Inc., Tranche 5 Term Loan, 5.25%, 12/29/22	United States	389,022	389,205
i	Dell International LLC, Term B-2 Loan, 5.50%, 4/29/20	United States	296,201	296,492

				915,233

	Telecommunication Services 0.2%
	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	1,328,748	1,320,997

	Transportation 0.3%
	American Airlines Inc., 2015 Term Loans, 3.50%, 6/27/20	United States	1,170,000	1,161,225
i	Navios Maritime Midstream Partners LP, Term Loan B, 6.75%, 6/18/20	Marshall Islands	1,305,136	1,301,873

				2,463,098

	Utilities 0.2%
	Calpine Construction Finance Co. LP,
	Term B-1 Loan, 3.00%, 5/03/20	United States	1,189,486	1,170,652
	Term B-2 Loan, 3.25%, 1/31/22	United States	296,533	292,919

Semiannual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
g,k	Senior Floating Rate Interests (continued)
	Utilities (continued)
	Calpine Corp., Term Loan (B5), 3.50%, 5/27/22	United States	492,357		$488,703

					1,952,274

	Total Senior Floating Rate Interests (Cost $178,340,231)				174,128,441

	Foreign Government and Agency Securities 16.1%
	Government of Hungary,
	5.50%, 2/12/16	Hungary	1,454,700,000	HUF	5,284,057
	5.50%, 12/22/16	Hungary	46,690,000	HUF	175,880
	6.50%, 6/24/19	Hungary	206,000,000	HUF	835,261
	7.50%, 11/12/20	Hungary	313,570,000	HUF	1,350,995
	A, 6.75%, 11/24/17	Hungary	104,470,000	HUF	414,462
	A, 5.50%, 12/20/18	Hungary	34,100,000	HUF	133,553
	A, 7.00%, 6/24/22	Hungary	930,000	HUF	3,962
	A, 6.00%, 11/24/23	Hungary	1,270,000	HUF	5,192
	senior note, 6.25%, 1/29/20	Hungary	3,000,000		3,365,145
	senior note, 6.375%, 3/29/21	Hungary	1,000,000		1,138,785
	Government of Indonesia, FR34, 12.80%, 6/15/21	Indonesia	17,235,000,000	IDR	1,562,746
	Government of Malaysia,
	3.835%, 8/12/15	Malaysia	7,475,000	MYR	1,981,751
	4.72%, 9/30/15	Malaysia	10,268,000	MYR	2,731,035
	3.197%, 10/15/15	Malaysia	13,330,000	MYR	3,532,741
	senior bond, 3.814%, 2/15/17	Malaysia	2,500,000	MYR	669,342
	senior bond, 4.24%, 2/07/18	Malaysia	600,000	MYR	162,783
	senior note, 3.172%, 7/15/16	Malaysia	32,500,000	MYR	8,619,322
	Government of Mexico,
	8.00%, 12/17/15	Mexico	753,560	[m] MXN	4,899,563
	6.25%, 6/16/16	Mexico	1,524,310	[m] MXN	9,947,454
	7.25%, 12/15/16	Mexico	930,330	[m] MXN	6,203,946
	Government of Poland,
	6.25%, 10/24/15	Poland	9,134,000	PLN	2,462,542
	4.75%, 10/25/16	Poland	31,000,000	PLN	8,552,467
	Strip, 7/25/15	Poland	2,052,000	PLN	544,878
	Strip, 1/25/16	Poland	1,066,000	PLN	280,797
d	Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	5,000,000		5,150,775
d	Government of Serbia, senior note, 144A,
	4.875%, 2/25/20	Serbia	4,410,000		4,469,513
	7.25%, 9/28/21	Serbia	1,000,000		1,123,795
	Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	7,350,000	SGD	5,466,798
	Government of Sri Lanka,
	A, 6.50%, 7/15/15	Sri Lanka	28,980,000	LKR	216,467
	A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	145,405
	B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	119,022
	B, 8.50%, 7/15/18	Sri Lanka	15,280,000	LKR	116,459
	C, 8.50%, 4/01/18	Sri Lanka	8,070,000	LKR	61,667
	D, 8.50%, 6/01/18	Sri Lanka	54,050,000	LKR	412,456
	Government of the Philippines,
	senior bond, 7.00%, 1/27/16	Philippines	80,000,000	PHP	1,811,808
	senior note, 1.625%, 4/25/16	Philippines	155,000,000	PHP	3,417,660

FSI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
d	Government of Ukraine,
	144A, 7.75%, 9/23/20	Ukraine	3,850,000		$1,901,457
	senior bond, 144A, 7.80%, 11/28/22	Ukraine	2,790,000		1,468,237
	senior note, 144A, 7.95%, 2/23/21	Ukraine	2,120,000		1,119,625
	senior note, 144A, 7.50%, 4/17/23	Ukraine	1,000,000		525,625
n	Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	174,338,838	UYU	6,203,396
	Korea Monetary Stabilization Bond, senior note,
	2.80%, 8/02/15	South Korea	1,324,510,000	KRW	1,184,295
	2.81%, 10/02/15	South Korea	6,000,000,000	KRW	5,376,025
	2.07%, 12/02/16	South Korea	3,750,000,000	KRW	3,368,985
	Korea Treasury Bond, senior note,
	2.75%, 12/10/15	South Korea	5,847,900,000	KRW	5,250,454
	3.00%, 12/10/16	South Korea	5,500,000,000	KRW	5,006,083
	Nota Do Tesouro Nacional,
	10.00%, 1/01/17	Brazil	7,500	[o] BRL	2,291,035
	10.00%, 1/01/23	Brazil	4,000	[o] BRL	1,134,117
	[p] Index Linked, 6.00%, 8/15/16	Brazil	1,604	[o] BRL	1,356,529
	[p] Index Linked, 6.00%, 8/15/18	Brazil	5,525	[o] BRL	4,648,173
	[p] Index Linked, 6.00%, 5/15/23	Brazil	2,250	[o] BRL	1,875,427
	Uruguay Notas del Tesoro,
	10.25%, 8/22/15	Uruguay	59,720,000	UYU	2,207,981
	9.50%, 1/27/16	Uruguay	9,220,000	UYU	341,379
	[n] 18, Index Linked, 2.25%, 8/23/17	Uruguay	27,357,989	UYU	959,404
	Uruguay Treasury Bill, Strip,
	7/02/15	Uruguay	510,000	UYU	18,876
	8/20/15	Uruguay	35,364,000	UYU	1,287,839

	Total Foreign Government and Agency Securities (Cost $158,093,283)				134,895,426

	U.S. Government and Agency Securities 3.1%
	U.S. Treasury Bond,
	7.875%, 2/15/21	United States	900,000		1,194,047
	6.50%, 11/15/26	United States	2,400,000		3,371,439
	U.S. Treasury Note,
	4.625%, 2/15/17	United States	600,000		639,422
	3.75%, 11/15/18	United States	7,000,000		7,598,829
	2.75%, 2/15/24	United States	4,000,000		4,147,812
	2.50%, 5/15/24	United States	6,000,000		6,095,154
	[n] Index Linked, 2.125%, 1/15/19	United States	771,348		839,081
	[n] Index Linked, 0.625%, 7/15/21	United States	1,679,503		1,732,906

	Total U.S. Government and Agency Securities (Cost $25,634,949)				25,618,690

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 6.5%
	Banks 3.6%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,807,000		1,854,000
g	Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 2.68%, 6/25/34	United States	2,018,905		2,038,781

Semiannual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Banks (continued)
	Bear Stearns Commercial Mortgage Securities Inc.,
	[g] 2006-PW11, AJ, FRN, 5.597%, 3/11/39	United States	1,000,000	$1,018,520
	[g] 2006-PW12, AJ, FRN, 5.94%, 9/11/38	United States	1,440,000	1,470,541
	2006-PW13, AJ, 5.611%, 9/11/41	United States	5,100,000	5,185,514
	Citigroup Commercial Mortgage Trust,
	2006-C5, AJ, 5.482%, 10/15/49	United States	1,882,000	1,879,062
	[g] 2007-C6, AM, FRN, 5.899%, 6/10/17	United States	2,500,000	2,650,806
	2015-GC27, A5, 3.137%, 2/10/48	United States	610,000	600,580
g	Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	2,700,000	2,617,299
	Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000	1,245,843
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	550,000	562,236
	Greenwich Capital Commercial Funding Corp.,
	[g] 2006-GG7, AJ, FRN, 6.013%, 7/10/38	United States	2,560,000	2,595,539
	2007-GG9, AM, 5.475%, 3/10/39	United States	1,030,000	1,076,726
	JPMBB Commercial Mortgage Securities Trust, 2015-C28, A4, 3.227%, 10/15/48	United States	550,000	543,918
	JP Morgan Chase Commercial Mortgage Securities Trust,
	2006-CB17, AM, 5.464%, 12/12/43	United States	760,000	782,504
	[g] 2006-LDP7, AJ, FRN, 6.10%, 4/15/45	United States	1,680,000	1,680,400
g	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.567%, 8/25/35	United States	345,285	313,865
g	Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.681%, 3/12/44	United States	200,000	202,999
	Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	220,000	226,612
	Wells Fargo Mortgage Backed Securities Trust,
	[g] 2004-W, A9, FRN, 2.614%, 11/25/34	United States	1,063,415	1,082,083
	2007-3, 3A1, 5.50%, 4/25/37	United States	300,815	311,032

				29,938,860

	Diversified Financials 2.9%
d,g	ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.282%, 11/25/20	United States	1,380,000	1,363,399
d,g	Atrium CDO Corp., 10A, C, 144A, FRN, 2.876%, 7/16/25	United States	1,400,000	1,389,962
d,g	Atrium XI, 11A, C, 144A, FRN, 3.477%, 10/23/25	Cayman Islands	1,820,000	1,828,026
d,g	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.644%, 5/26/35	United States	440,000	419,984
d,g	Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.877%, 1/27/25	Cayman Islands	1,130,000	1,106,677
d,g	Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.626%, 3/11/21	United States	1,251,000	1,190,464
d,g	Cent CLO LP, 2013-17A, D, 144A, FRN, 3.278%, 1/30/25	Cayman Islands	784,314	786,314
d,g	CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.677%, 7/26/21	United States	960,000	941,779
d,g	ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.275%, 10/15/21	United States	860,000	844,159
d,g	CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.497%, 10/20/43	United States	1,258,983	1,256,623
d,g	Eaton Vance CDO Ltd., 2014-1A,
	B, 144A, FRN, 2.325%, 7/15/26	United States	426,000	428,313
	C, 144A, FRN, 3.275%, 7/15/26	United States	167,100	167,414
g	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 2.387%, 2/25/24	United States	1,500,000	1,502,966
	2014-HQ2, M2, FRN, 2.387%, 9/25/24	United States	1,000,000	993,866

FSI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
g	FHLMC Structured Agency Credit Risk Debt Notes, (continued)
	2015-HQ1, M2, FRN, 2.387%, 3/25/25	United States	1,000,000		$993,760
d	G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	2,000,000		1,949,480
g	Impac Secured Assets Trust, 2007-2, FRN, 0.437%, 4/25/37	United States	317,866		294,716
d,g	ING Investment Management CLO Ltd.,
	2013-1A, B, 144A, FRN, 3.175%, 4/15/24	Cayman Islands	270,000		270,680
	2013-1A, C, 144A, FRN, 3.775%, 4/15/24	Cayman Islands	440,000		433,594
	2013-2A, B, 144A, FRN, 2.957%, 4/25/25	United States	1,080,000		1,075,604
d,g	Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.635%, 3/17/32	United States	1,471,496		1,478,737
g	MortgageIT Trust, 2004-1, A2, FRN, 1.087%, 11/25/34	United States	377,914		363,108
d,g	Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.622%, 12/24/39	United States	202,010		199,796
g	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.497%, 11/25/35	United States	647,731		612,717
	Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	20,066		20,058
g	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.684%, 2/25/35	United States	350,471		339,015
g,q	Talisman 6 Finance, Reg S, FRN, 0.191%, 10/22/16	Germany	1,394,253	EUR	1,536,143
g	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.23%, 4/25/45	United States	335,921		338,328

					24,125,682

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $51,927,722)				54,064,542

	Mortgage-Backed Securities 2.4%
g	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.348%, 1/01/33	United States	54,231		56,856

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.4%
	FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	73,071		77,013
	FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	2,874		2,956
	FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	176		178
i	FHLMC Gold 30 Year, 3.50%, 7/01/45	United States	1,648,000		1,692,063
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	367,109		405,946
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	320,851		360,226
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	286,146		326,168
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	67,833		78,205
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	29,550		33,533
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	1,183		1,273

					2,977,561

g	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.31% - 2.42%, 4/01/20 - 12/01/34	United States	199.351		211,468

	Federal National Mortgage Association (FNMA) Fixed Rate 1.7%
i	FNMA 15 Year, 2.50%, 7/01/22 - 7/01/30	United States	3,423,933		3,464,640
	FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	108,732		113,392
	FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	76,178		79,786
	FNMA 15 Year, 5.50%, 3/01/16 - 11/01/18	United States	412,157		428,087
	FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	567		568
i	FNMA 30 Year, 3.00%, 7/01/45	United States	4,578,000		4,550,460
i	FNMA 30 Year, 3.50%, 7/01/45	United States	4,887,000		5,027,024

Semiannual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal National Mortgage Association (FNMA) Fixed Rate (continued)
	FNMA 30 Year, 5.00%, 4/01/30	United States	116,006	$128,100
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	314,447	361,507

				14,153,564

	Government National Mortgage Association (GNMA) Fixed Rate 0.3%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	402,588	450,175
	GNMA I SF 30 Year, 6.50%, 2/15/32	United States	2,126	2,427
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	19,585	20,033
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,497	1,788
i	GNMA II SF 30 Year, 3.00%, 7/01/45	United States	100,000	100,768
i	GNMA II SF 30 Year, 3.50%, 7/01/45	United States	1,920,000	1,989,075
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	118,817	132,979
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	136,718	159,736
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	62,981	73,798
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	16,496	19,396

				2,950,175

	Total Mortgage-Backed Securities (Cost $20,052,123)			20,349,624

	Municipal Bonds 4.3%
	Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%, 6/15/22	United States	400,000	428,340
	California State GO, Various Purpose,
	5.25%, 11/01/40	United States	560,000	643,462
	Refunding, 5.25%, 3/01/38	United States	1,500,000	1,633,845
	Refunding, 5.00%, 4/01/38	United States	2,000,000	2,162,260
	Refunding, NATL Insured, 4.50%, 12/01/32	United States	300,000	313,299
	Series 1, AGMC Insured, Pre-Refunded, 4.75%, 9/01/31	United States	290,000	298,526
	Chicago GO,
	Build America Bonds, Direct Payment, Taxable Project, Series B, 7.517%, 1/01/40	United States	355,000	362,242
	Taxable Project, Series B, 6.034%, 1/01/42	United States	500,000	422,460
	Colorado State ISD, GO, Mitchell and Scurry Counties, School Building, PSF Guarantee, 5.00%, 8/15/43	United States	300,000	331,518
	Evansville Local Public Improvement Bond Bank Revenue, Sewage Works Project, Series A, 5.00%, 7/01/36	United States	675,000	739,949
	Florida Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.995%, 7/01/20	United States	3,000,000	3,060,300
	Illinois State GO,
	5.877%, 3/01/19	United States	2,000,000	2,163,720
	Build America Bonds, 7.35%, 7/01/35	United States	1,000,000	1,107,930
	Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%, 12/01/43	United States	2,300,000	2,414,678
	Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	2,650,000	2,990,419
	Nassau County GO, General Improvement Bonds, Series B, 5.00%,
	4/01/39	United States	1,500,000	1,624,815
	4/01/43	United States	1,600,000	1,709,856
	New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	700,000	719,215

FSI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Municipal Bonds (continued)
	New York City HDC Revenue, Series B1, 5.00%, 7/01/33	United States	500,000		$558,875
	New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	United States	2,430,000		2,656,112
	New York State Urban Development Corp. Revenue, State Personal Income Tax, General Purpose, Series C, 5.00%, 3/15/29	United States	1,500,000		1,712,385
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series A, 4.823%, 6/01/45	United States	3,500,000		3,470,810
	Puerto Rico Electric Power Authority Power Revenue,
	Series A, 6.75%, 7/01/36	United States	3,465,000		1,879,971
	Series XX, 5.25%, 7/01/40	United States	165,000		89,522
	Puerto Rico Sales Tax FICO Revenue, Capital Appreciation, Refunding, Series A, zero cpn., 8/01/26	United States	275,000		76,447
	Puerto Rico Sales Tax FICO Sales Tax Revenue,
	Capital Appreciation, Series A, zero cpn., 8/01/25	United States	320,000		99,654
	first subordinate, Series A, 5.75%, 8/01/37	United States	500,000		276,250
	first subordinate, Series A, 6.50%, 8/01/44	United States	2,500,000		1,393,750
	South Carolina State Public Service Authority Revenue, Refunding, Series B, 5.00%, 12/01/38	United States	1,000,000		1,090,850

	Total Municipal Bonds (Cost $36,882,968)				36,431,460

			Shares
	Escrows and Litigation Trusts 0.0%
a,l	Comfort Co. Inc., Escrow Account	United States	13,427		—
a,l	NewPage Corp., Litigation Trust	United States	2,500,000		—

	Total Escrows and Litigation Trusts (Cost $ —)				—

	Total Investments before Short Term Investments (Cost $810,495,316)				772,471,324

			Principal Amount*
	Short Term Investments 9.0%
	Foreign Government and Agency Securities (Cost $3,976,926) 0.5%
	Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	4,400,000,000	KRW	3,972,635

	Total Investments before Money Market Funds (Cost $814,472,242)				776,443,959

			Shares
	Money Market Funds (Cost $70,999,990) 8.5%
a,r	Institutional Fiduciary Trust Money Market Portfolio	United States	70,999,990		70,999,990

	Total Investments (Cost $885,472,232) 101.2%				847,443,949
	Other Assets, less Liabilities (1.2)%				(9,644,312)

	Net Assets 100.0%				$837,799,637

Semiannual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

cAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $169,457,707, representing 20.23% of net assets.

ePerpetual security with no stated maturity date.

fSee Note 7 regarding defaulted securities.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(f) regarding loan participation notes.

iA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).

jIncome may be received in additional securities and/or cash.

kSee Note 1(i) regarding senior floating rate interests.

lSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2015, the aggregate value of these securities was $154,500, representing 0.02% of net assets.

mPrincipal amount is stated in 100 Mexican Peso Units

nPrincipal amount of security is adjusted for inflation. See Note 1(k).

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity is adjusted for inflation. See Note 1(k).

qSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the value of this security was $1,536,143, representing 0.18% of net assets.

rSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Chilean Peso	BZWS	Buy	477,650,000	$764,240	7/23/15	$—	$(18,711)
Chilean Peso	DBAB	Buy	140,000,000	223,642	7/23/15	—	(5,126)
Euro	BZWS	Sell	167,374	199,799	7/23/15	13,210	—
Euro	DBAB	Buy	1,333,927	1,500,268	7/23/15	—	(13,202)
Euro	DBAB	Sell	1,404,872	1,677,880	7/23/15	111,726	—
Euro	JPHQ	Sell	4,984,544	5,954,900	7/23/15	398,117	—
Indian Rupee	CITI	Buy	4,537,000	71,562	7/23/15	—	(444)
Indian Rupee	DBAB	Buy	307,316,000	4,692,564	7/23/15	124,614	—
Indian Rupee	HSBC	Buy	144,338,000	2,201,953	7/23/15	60,545	—
Indian Rupee	JPHQ	Buy	23,701,000	361,682	7/23/15	9,831	—
Japanese Yen	BZWS	Sell	136,513,000	1,151,736	7/23/15	36,018	—
Japanese Yen	CITI	Sell	127,820,000	1,076,841	7/23/15	32,171	—
Japanese Yen	DBAB	Buy	246,700,000	2,001,948	7/23/15	14,327	—
Japanese Yen	DBAB	Sell	607,629,000	5,116,962	7/23/15	150,821	—
Japanese Yen	GSCO	Sell	42,760,000	361,378	7/23/15	11,901	—
Japanese Yen	HSBC	Sell	247,910,000	2,094,586	7/23/15	68,422	—
Japanese Yen	JPHQ	Sell	149,719,000	1,264,812	7/23/15	41,162	—
Singapore Dollar	DBAB	Buy	2,636,400	1,965,451	7/23/15	1,542	(10,361)
Singapore Dollar	DBAB	Sell	1,332,800	997,904	7/23/15	8,752	—
Singapore Dollar	JPHQ	Buy	694,000	513,960	7/23/15	1,100	—
Euro	DBAB	Sell	2,242,876	2,547,795	8/27/15	46,167	—
Euro	JPHQ	Sell	1,788,861	2,047,826	8/27/15	52,590	—
Japanese Yen	DBAB	Sell	257,790,000	2,201,076	8/27/15	93,336	—
Japanese Yen	HSBC	Sell	85,800,000	733,102	8/27/15	31,584	—
Japanese Yen	JPHQ	Sell	181,500,000	1,550,801	8/27/15	66,822	—

FSI-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	DBAB	Sell	380,363	$587,280	9/17/15	$—	$(9,924)
Chilean Peso	DBAB	Buy	314,000,000	496,051	9/17/15	—	(8,554)
Chilean Peso	JPHQ	Buy	234,301,000	372,054	9/17/15	—	(8,293)
Chilean Peso	MSCO	Buy	220,380,000	349,449	9/17/15	—	(7,301)
Euro	BZWS	Sell	132,570	150,743	9/17/15	2,832	—
Euro	DBAB	Sell	4,905,869	5,295,003	9/17/15	2,666	(181,243)
Euro	HSBC	Sell	142,717	162,336	9/17/15	3,104	—
Euro	JPHQ	Sell	2,118,679	2,409,747	9/17/15	45,893	—
Japanese Yen	DBAB	Sell	1,020,022,000	8,584,415	9/17/15	241,238	—
Japanese Yen	HSBC	Sell	80,270,000	677,184	9/17/15	20,623	—
Japanese Yen	JPHQ	Sell	235,580,000	1,986,825	9/17/15	59,920	—
Singapore Dollar	DBAB	Buy	4,665,140	3,434,290	9/17/15	25,380	—
Singapore Dollar	HSBC	Buy	837,000	616,597	9/17/15	4,122	—
Singapore Dollar	JPHQ	Buy	4,945,200	3,649,325	9/17/15	18,038	—
British Pound	DBAB	Sell	1,350,860	2,050,200	10/22/15	—	(70,282)
Chilean Peso	CITI	Buy	377,668,000	606,452	10/22/15	—	(21,956)
Chilean Peso	JPHQ	Buy	1,598,650,000	2,566,051	10/22/15	—	(91,909)
Euro	BZWS	Sell	4,318,741	4,849,082	10/22/15	27,600	—
Euro	CITI	Sell	1,058,200	1,187,025	10/22/15	5,641	—
Euro	DBAB	Sell	4,582,808	5,133,799	10/22/15	17,510	—
Euro	GSCO	Sell	369,000	413,856	10/22/15	1,901	—
Euro	JPHQ	Sell	6,561,135	7,358,117	10/22/15	33,205	—
Indian Rupee	DBAB	Sell	31,625,000	478,804	10/22/15	—	(8,964)
Japanese Yen	BZWS	Sell	60,047,000	502,532	10/22/15	11,014	—
Japanese Yen	CITI	Sell	31,757,000	265,057	10/22/15	5,109	—
Japanese Yen	DBAB	Sell	27,184,000	227,025	10/22/15	4,509	—
Japanese Yen	HSBC	Sell	147,626,000	1,232,219	10/22/15	23,820	—
Japanese Yen	JPHQ	Sell	366,653,000	3,062,294	10/22/15	61,040	—
Singapore Dollar	DBAB	Sell	1,249,000	934,461	10/22/15	8,617	—
Euro	BZWS	Sell	529,706	601,328	12/17/15	9,337	—
Euro	CITI	Sell	3,868,000	4,391,770	12/17/15	68,960	—
Euro	DBAB	Sell	4,942,326	5,611,616	12/17/15	88,158	—
Euro	JPHQ	Sell	2,176,103	2,470,312	12/17/15	38,337	—
Indian Rupee	DBAB	Buy	128,000,000	1,942,042	12/17/15	11,911	—
Japanese Yen	DBAB	Sell	1,175,702,500	9,608,121	12/17/15	—	(27,656)
Japanese Yen	JPHQ	Sell	548,120,000	4,476,569	12/17/15	—	(15,692)
Japanese Yen	MSCO	Sell	12,500,000	102,110	12/17/15	—	(337)

Totals Forward Exchange Contracts unrealized appreciation (depreciation)						2,215,243	(499,955)

Net unrealized appreciation (depreciation)						$1,715,288

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.
At June 30, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate	Counterparty / Exchange	Notional Amount[a]	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Value	Rating[b]
OTC Swaps Contracts
Contracts to Sell Protection[c]
Traded Index
MCDX.NA.24	1.00%	CITI	7,000,000	6/20/20	$6,659	$—	$(1,981)	$4,678	Non Investment Grade
MCDX.NA.24	1.00%	GSCO	3,000,000	6/20/20	15,538	—	(4,624)	10,914	Non Investment Grade

Net unrealized appreciation (depreciation)							$(6,605)

Semiannual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 8 regarding other derivative information.

See Abbreviations on page FSI-46.

FSI-30	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$814,472,242
Cost - Sweep Money Fund (Note 3e)	70,999,990

Total cost of investments	$885,472,232

Value - Unaffiliated issuers	$776,443,959
Value - Sweep Money Fund (Note 3e)	70,999,990

Total value of investments	847,443,949
Cash	698,667
Restricted Cash (Note 1e)	916,000
Foreign currency, at value (cost $3,793,637)	3,788,578
Receivables:
Investment securities sold	8,594,544
Capital shares sold	206,350
Interest	8,819,040
OTC swap contracts (premiums paid $23,212)	22,197
Unrealized appreciation on OTC forward exchange contracts	2,215,243
Other assets	378

Total assets	872,704,946

Liabilities:
Payables:
Investment securities purchased	31,897,244
Capital shares redeemed	633,985
Management fees	400,741
Distribution fees	156,099
Due to brokers	916,000
Unrealized depreciation on OTC forward exchange contracts	499,955
Unrealized depreciation on OTC swap contracts	6,605
Deferred tax	8,456
Accrued expenses and other liabilities	386,224

Total liabilities	34,905,309

Net assets, at value	$837,799,637

Net assets consist of:
Paid-in capital	$858,077,749
Undistributed net investment income	5,033,856
Net unrealized appreciation (depreciation)	(36,433,718)
Accumulated net realized gain (loss)	11,121,750

Net assets, at value	$837,799,637

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2015 (unaudited)

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$513,236,092

Shares outstanding	46,608,936

Net asset value and maximum offering price per share	$11.01

Class 2:
Net assets, at value	$214,326,030

Shares outstanding	20,087,337

Net asset value and maximum offering price per share	$10.67

Class 4:
Net assets, at value	$110,237,515

Shares outstanding	10,094,792

Net asset value and maximum offering price per share	$10.92

FSI-32	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin Strategic Income VIP Fund
Investment income:
Dividends	$83,389
Interest	22,596,173

Total investment income	22,679,562

Expenses:
Management fees (Note 3a)	2,533,315
Distribution fees: (note 3c)
Class 2	266,238
Class 4	197,804
Custodian fees (Note 4)	57,120
Reports to shareholders	89,511
Professional fees	45,071
Trustees’ fees and expenses	1,998
Other	37,409

Total expenses	3,228,466
Expense reductions (Note 4)	(392)
Expenses waived/paid by affiliates (Note 3e)	(47,844)

Net expenses	3,180,230

Net investment income	19,499,332

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(5,596,265)
Foreign currency transactions	14,640,910
Swap contracts	126,596

Net realized gain (loss)	9,171,241

Net change in unrealized appreciation (depreciation) on:
Investments	(14,100,002)
Translation of other assets and liabilities denominated in foreign currencies	(9,062,515)
Swap contracts	(182,222)
Change in deferred taxes on unrealized appreciation	2,643

Net change in unrealized appreciation (depreciation)	(23,342,096)

Net realized and unrealized gain (loss)	(14,170,855)

Net increase (decrease) in net assets resulting from operations	$5,328,477

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Strategic Income VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$19,499,332	$41,174,450
Net realized gain (loss)	9,171,241	21,895,839
Net change in unrealized appreciation (depreciation)	(23,342,096)	(41,564,436)

Net increase (decrease) in net assets resulting from operations	5,328,477	21,505,853

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(33,228,366)	(39,220,893)
Class 2	(13,693,486)	(11,269,863)
Class 4	(6,782,412)	(7,512,342)
Net realized gains:
Class 1	(8,524,986)	(12,517,628)
Class 2	(3,636,551)	(3,732,579)
Class 4	(1,855,841)	(2,588,163)

Total distributions to shareholders	(67,721,642)	(76,841,468)

Capital share transactions: (Note 2)
Class 1	(23,652,255)	(94,647,397)
Class 2	24,072,010	43,236,033
Class 4	4,365,706	(13,615,799)

Total capital share transactions	4,785,461	(65,027,163)

Net increase (decrease) in net assets	(57,607,704)	(120,362,778)
Net assets:
Beginning of period	895,407,341	1,015,770,119

End of period	$837,799,637	$895,407,341

Undistributed net investment income included in net assets:
End of period	$5,033,856	$39,238,788

FSI-34	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Strategic Income VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2015, 75.26% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or

Semiannual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell

FSI-36	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments

Semiannual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

See Note 8 regarding other derivative information.

e. Restricted Cash

At June 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in the FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2015, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax

FSI-38	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	216,677	$2,593,431	702,662	$8,745,867
Shares issued in reinvestment of distributions	3,778,584	41,753,352	4,268,855	51,738,520
Shares redeemed	(5,694,368)	(67,999,038)	(12,467,167)	(155,131,784)

Net increase (decrease)	(1,699,107)	$(23,652,255)	(7,495,650)	$(94,647,397)

Class 2 Shares:
Shares sold	2,509,062	$28,992,544	6,058,039	$72,800,016
Shares issued in reinvestment of distributions	1,618,117	17,330,037	1,273,552	15,002,442
Shares redeemed	(1,927,657)	(22,250,571)	(3,696,063)	(44,566,425)

Net increase (decrease)	2,199,522	$24,072,010	3,635,528	$43,236,033

Class 4 Shares:
Shares sold	451,552	$5,350,839	732,854	$9,004,820
Shares issued in reinvestment of distributions	788,162	8,638,254	839,610	10,100,506
Shares redeemed	(819,468)	(9,623,387)	(2,683,922)	(32,721,125)

Net increase (decrease)	420,246	$4,365,706	(1,111,458)	$(13,615,799)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

FSI-40	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$887,769,495

Unrealized appreciation	$16,490,160
Unrealized depreciation	(56,815,706)

Net unrealized appreciation (depreciation)	$(40,325,546)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $417,602,224 and $417,822,487, respectively.

Semiannual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

7. Credit Risk And Defaulted Securities

At June 30, 2015, the Fund had 58.32% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2015, the aggregate value of these securities was $4,376,375, representing 0.52% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$2,215,243	Unrealized depreciation on OTC forward exchange contracts	$499,955
Credit contracts	OTC swap contracts (premium paid)	22,197	OTC swap contracts (premium received)	—
	Unrealized appreciation on OTC swap contracts	—	Unrealized depreciation on OTC swap contracts	6,605

Totals		$2,237,440		$506,560

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Foreign currency transactions	$15,020,616	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(9,130,400)[a]
Credit contracts	Swap contracts	126,596		Swap contracts	(182,222)

Totals		$15,147,212			$(9,312,622)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

FSI-42	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$2,215,243	$499,955
Swap Contracts	22,197	6,605

Total	$2,237,440	$506,560

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$100,011	$(18,711)	$—	$—	$81,300
CITI	118,540	(24,381)	—	—	94,159
DBAB	951,274	(335,312)	—	(615,962)	—
GSCO	29,340	(4,624)	—	—	24,716
HSBC	212,220	—	(64,105)	—	148,115
JPHQ	826,055	(115,894)	(474,003)	—	236,158
MSCO	—	—	—	—	—

Total	$2,237,440	$(498,922)	$(538,108)	$(615,962)	$584,448

aAt June 30, 2015, the Fund received U.S. Government Agency Securities and U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Semiannual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

8. Other Derivative Information (continued)

At June 30, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BZWS	$18,711	$(18,711)	$—	$—	$—
CITI	24,381	(24,381)	—	—	—
DBAB	335,312	(335,312)	—	—	—
GSCO	4,624	(4,624)	—	—	—
HSBC	—	—	—	—	—
JPHQ	115,894	(115,894)	—	—	—
MSCO	7,638	—	—	—	7,638

Total	$506,560	$(498,922)	$—	$—	$7,638

For the period ended June 30, 2015, the average month end fair value of derivatives represented 1.33% of average month end net assets. The average month end number of open derivative contracts for the period was 126.

See Note 1(d) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

FSI-44	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—	$3,788,636		$3,788,636
Transportation	—	531,244	—		531,244
All other Equity Investments[b]	6,225	—	—		6,225
Corporate Bonds	—	322,488,411	168,625		322,657,036
Senior Floating Rate Interests	—	173,973,941	154,500		174,128,441
Foreign Government and Agency Securities	—	134,895,426	—		134,895,426
U.S. Government and Agency Securities	—	25,618,690	—		25,618,690
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	54,064,542	—		54,064,542
Mortgage-Backed Securities	—	20,349,624	—		20,349,624
Municipal Bonds	—	36,431,460	—		36,431,460
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	70,999,990	3,972,635	—		74,972,625

Total Investments in Securities	$71,006,215	$772,325,973	$4,111,761		$847,443,949

Other Financial Instruments
Forward Exchange Contracts	$—	$2,215,243	$—		$2,215,243

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$499,955	$—		$499,955
Swap Contracts	—	6,605	—		6,605

Total Other Financial Instruments	$—	$506,560	$—		$506,560

aIncludes common and convertible preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FSI-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BZWS	Barclays Bank PLC	BRL	Brazilian Real	AGMC	Assured Guaranty Municipal Corp.

CITI	Citigroup, Inc.	EUR	Euro	CDO	Collateralized Debt Obligation

DBAB	Deutsche Bank AG	GBP	British Pound	CLO	Collateralized Loan Obligation

GSCO	The Goldman Sachs Group, Inc.	HUF	Hungarian Forint	EDA	Economic Development Authority

HSBC	HSBC Bank USA, N.A.	IDR	Indonesian Rupiah	FICO	Financing Corp.

JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won	FRN	Floating Rate Note

MSCO	Morgan Stanley	LKR	Sri Lankan Rupee	GO	General Obligation

		MXN	Mexican Peso	HDC	Housing Development Corp.

		MYR	Malaysian Ringgit	ISD	Independent School District

		PHP	Philippine Peso	NATL	National Public Financial Guarantee Corp.

		PLN	Polish Zloty	PIK	Payment-In-Kind

		SGD	Singapore Dollar	PSF	Permanent School Fund

		UYU	Uruguayan Peso

FSI-46	Semiannual Report

Franklin U.S. Government Securities VIP Fund

This semiannual report for Franklin U.S. Government Securities VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +0.07% total return* for the six-month period ended June 30, 2015.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

Franklin U.S. Government Securities VIP Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Barclays U.S. Government Index: Intermediate Component, delivered a +0.82% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, had a -0.50% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.3 Housing market data were generally encouraging as

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

The 10-year Treasury yield, which moves inversely to price, declined from 2.17% at the start of the period to a six-month low of 1.68% in early February as investors sought less risky assets given concerns about soft domestic data, Greece’s debt negotiations, less robust growth in China and the Fed’s cautious tone on raising interest rates. At period-end, the yield rose to 2.35% based partly on upbeat domestic and eurozone economic data and expectations of an agreement between Greece and its international creditors.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

FUS-2	Semiannual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

The overall mortgage market outpaced Treasuries during the period, and Government National Mortgage Association mortgage-backed securities (MBS) also outperformed Treasuries but lagged their conventional agency mortgage counterparts. During the period, mortgage rates rose and the Fed announced it anticipated raising its target rate if labor market and inflation data met its goals. We believed the Fed’s reinvestment of mortgage repayments could end within a few quarters after the first rate increase, and questions remained about the demand source for agency MBS after the Fed’s buying ends.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we increased exposure to GNMA II 3.5% coupons while reducing the allocations to 4.0%, 4.5% and 5.0% coupons. At year-end, our heaviest allocations were in 3.5% and 4.0% coupons. The Fund’s allocation to higher coupon securities was additive to relative performance, while our overweighted position in lower coupon securities compared with the benchmark index detracted from relative performance.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,000.70	$3.67
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$3.71

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FUS-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.00	$12.91		$13.57	$13.67	$13.34	$13.08

Income from investment operations[a]:

Net investment income[b]	0.10	0.24		0.24	0.32	0.42	0.47

Net realized and unrealized gains (losses)	(0.07)	0.22		(0.51)	(0.03)	0.36	0.25

Total from investment operations	0.03	0.46		(0.27)	0.29	0.78	0.72

Less distributions from net investment income	(0.35)	(0.37)		(0.39)	(0.39)	(0.45)	(0.46)

Net asset value, end of period	$12.68	$13.00		$12.91	$13.57	$13.67	$13.34

Total return[c]	0.24%	3.64%		(1.99)%	2.12%	5.96%	5.56%

Ratios to average net assets[d]

Expenses	0.49%	0.49%	[e]	0.49% [e]	0.50%	0.51%	0.52%

Net investment income	1.58%	1.84%		1.84%	2.36%	3.11%	3.51%

Supplemental data

Net assets, end of period (000’s)	$85,248	$90,656		$99,947	$126,536	$136,628	$157,551

Portfolio turnover rate	32.51%	42.88%		69.47%	45.89%	37.89%	51.04%

Portfolio turnover rate excluding mortgage dollar rolls[f]	32.51%	42.88%		67.80%	45.89%	37.89%	51.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(c) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.73	$12.65		$13.31	$13.42	$13.11	$12.87

Income from investment operations[a]:

Net investment income[b]	0.08	0.20		0.21	0.28	0.38	0.43

Net realized and unrealized gains (losses)	(0.07)	0.22		(0.50)	(0.03)	0.35	0.24

Total from investment operations	0.01	0.42		(0.29)	0.25	0.73	0.67

Less distributions from net investment income	(0.32)	(0.34)		(0.37)	(0.36)	(0.42)	(0.43)

Net asset value, end of period	$12.42	$12.73		$12.65	$13.31	$13.42	$13.11

Total return[c]	0.07%	3.38%		(2.24)%	1.89%	5.68%	5.28%

Ratios to average net assets[d]

Expenses	0.74%	0.74%	[e]	0.74% [e]	0.75%	0.76%	0.77%

Net investment income	1.33%	1.59%		1.59%	2.11%	2.86%	3.26%

Supplemental data

Net assets, end of period (000’s)	$1,343,349	$1,369,037		$1,267,994	$1,206,089	$894,699	$703,997

Portfolio turnover rate	32.51%	42.88%		69.47%	45.89%	37.89%	51.04%

Portfolio turnover rate excluding mortgage dollar rolls[f]	32.51%	42.88%		67.80%	45.89%	37.89%	51.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(c) regarding mortgage dollar rolls.

FUS-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin U.S. Government Securities VIP Fund
		Principal Amount*	Value

	Corporate Bonds 1.2%
	New Valley Generation IV, secured bond, 4.687%, 1/15/22	2,616,461	$2,856,959
	Private Export Funding Corp.,
	2.30%, 9/15/20	3,500,000	3,518,609
	secured bond, 2.80%, 5/15/22	9,000,000	9,138,897
	secured note, LL, 2.25%, 3/15/20	1,700,000	1,722,964

	Total Corporate Bonds (Cost $17,447,539)		17,237,429

	Foreign Government and Agency Securities 0.3%
a	International Bank for Reconstruction and Development,
	2, zero cpn., 2/15/16 (Supranational)	1,868,000	1,862,441
	Principal Strip, 7/15/17 (Supranational)	1,761,000	1,717,072

	Total Foreign Government and Agency Securities (Cost $3,578,792)		3,579,513

	Mortgage-Backed Securities 77.1%
b	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 6.3%
	FHLMC, 1.607% - 2.275%, 12/01/16 - 6/01/42	5,429,449	5,700,965
	FHLMC, 2.278% - 2.285%, 9/01/32 - 9/01/37	10,922,810	11,603,426
	FHLMC, 2.287% - 2.348%, 10/01/22 - 7/01/41	13,093,079	13,951,111
	FHLMC, 2.348% - 2.42%, 10/01/22 - 2/01/40	12,790,970	13,631,870
	FHLMC, 2.422% - 2.434%, 11/01/25 - 9/01/38	6,304,424	6,706,195
	FHLMC, 2.436% - 2.482%, 2/01/19 - 8/01/37	12,475,636	13,262,861
	FHLMC, 2.485% - 2.508%, 6/01/24 - 11/01/37	2,445,653	2,604,139
	FHLMC, 2.509% - 2.515%, 9/01/30 - 4/01/40	13,337,965	14,277,406
	FHLMC, 2.515% - 6.094%, 12/01/18 - 8/01/41	7,465,972	7,911,865

			89,649,838

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.1%
	FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	2,460,812	2,588,341
	FHLMC Gold 30 Year, 3.00%, 5/01/43	638,696	635,493
	FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	7,104,447	7,401,450
	FHLMC Gold 30 Year, 4.00%, 9/01/40 - 12/01/41	11,941,326	12,652,165
	FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	5,122,924	5,541,540
	FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	7,450,908	8,251,119
	FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	2,571,536	2,890,934
	FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	1,688,850	1,920,562
	FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	737,848	845,683
	FHLMC Gold 30 Year, 7.00%, 4/01/24 - 6/01/32	293,072	333,201
	FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	5,407	5,744
	FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22	6,154	6,977
	FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	519,846	627,682
	FHLMC PC 30 Year, 8.00%, 1/01/17 - 5/01/17	2,007	2,012
	FHLMC PC 30 Year, 8.50%, 9/01/20	355	366

			43,703,269

b	Federal National Mortgage Association (FNMA) Adjustable Rate 7.9%
	FNMA, 1.356% - 2.089%, 4/01/16 - 10/01/44	10,459,566	11,056,322
	FNMA, 2.10% - 2.235%, 11/01/17 - 7/01/37	9,924,445	10,501,366
	FNMA, 2.239% - 2.24%, 8/01/36 - 8/01/37	11,748,069	12,499,152
	FNMA, 2.241% - 2.281%, 1/01/17 - 9/01/39	12,964,012	13,778,581
	FNMA, 2.285% - 2.364%, 10/01/19 - 4/01/40	12,408,600	13,241,890
	FNMA, 2.366% - 2.446%, 1/01/19 - 12/01/40	13,495,594	14,278,678
	FNMA, 2.447% - 2.505%, 6/01/21 - 3/01/47	759,360	795,100

Semiannual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value

	Mortgage-Backed Securities (continued)
b	Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
	FNMA, 2.509%, 9/01/37	32,112,924	$34,401,021
	FNMA, 2.515% - 6.084%, 8/01/18 - 4/01/41	2,408,079	2,499,038

			113,051,148

	Federal National Mortgage Association (FNMA) Fixed Rate 7.6%
	FNMA 15 Year, 5.50%, 6/01/16 - 1/01/25	2,688,302	2,951,424
	FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	97,617	100,622
	FNMA 30 Year, 3.00%, 12/01/42	306,389	305,007
c	FNMA 30 Year, 3.50%, 7/01/45	50,000,000	51,432,616
	FNMA 30 Year, 4.00%, 1/01/41 - 6/01/41	9,052,454	9,600,959
	FNMA 30 Year, 4.00%, 8/01/41	5,134,170	5,465,279
	FNMA 30 Year, 4.50%, 8/01/40 - 12/01/40	8,881,726	9,617,524
	FNMA 30 Year, 4.50%, 4/01/41 - 6/01/41	5,188,881	5,623,006
	FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	10,252,113	11,341,055
	FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	3,315,042	3,730,325
	FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	4,899,975	5,585,021
	FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	803,907	923,866
	FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	30,268	32,142
	FNMA 30 Year, 8.00%, 3/01/22 - 2/01/25	120,888	127,021
	FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	956	1,026
	FNMA 30 Year, 9.00%, 10/01/26	110,134	127,757
	FNMA GL 30 Year, 8.00%, 8/01/19	12,810	12,969
	FNMA PL 30 Year, 5.50%, 4/01/34	1,670,061	1,857,741

			108,835,360

	Government National Mortgage Association (GNMA) Fixed Rate 52.2%
	GNMA I SF 30 Year, 3.00%, 7/15/42	719,240	730,408
	GNMA I SF 30 Year, 4.50%, 1/15/39 - 11/15/39	12,700,090	13,857,555
	GNMA I SF 30 Year, 4.50%, 2/15/40 - 6/15/40	11,207,066	12,200,799
	GNMA I SF 30 Year, 4.50%, 7/15/40 - 6/15/41	8,894,272	9,727,467
	GNMA I SF 30 Year, 5.00%, 6/15/30 - 2/15/39	8,527,608	9,524,431
	GNMA I SF 30 Year, 5.00%, 4/15/39 - 10/15/39	10,615,397	11,827,369
	GNMA I SF 30 Year, 5.00%, 10/15/39 - 1/15/40	8,446,481	9,504,553
	GNMA I SF 30 Year, 5.00%, 2/15/40 - 4/15/40	12,662,052	14,251,163
	GNMA I SF 30 Year, 5.00%, 4/15/40 - 9/15/40	4,569,249	5,118,797
	GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	10,492,964	11,971,376
	GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	5,547,941	6,394,484
	GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	2,797,285	3,215,938
	GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	810,055	864,715
	GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	771,501	899,528
	GNMA I SF 30 Year, 8.00%, 3/15/17 - 5/15/24	214,298	224,613
	GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	84,374	88,947
	GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	15,348	15,429
	GNMA I SF 30 Year, 9.50%, 7/15/16 - 12/15/20	59,523	61,509
	GNMA I SF 30 Year, 10.00%, 11/15/17 - 8/15/21	31,517	33,006
	GNMA II SF 30 Year, 3.00%, 12/20/42 - 2/20/45	4,501,951	4,546,687
	GNMA II SF 30 Year, 3.50%, 12/20/40 - 7/20/42	4,408,658	4,581,036
	GNMA II SF 30 Year, 3.50%, 8/20/42	13,518,712	14,047,562
	GNMA II SF 30 Year, 3.50%, 9/20/42	38,188,031	39,683,917
	GNMA II SF 30 Year, 3.50%, 10/20/42	11,671,245	12,129,031
	GNMA II SF 30 Year, 3.50%, 11/20/42	23,002,614	23,904,855
	GNMA II SF 30 Year, 3.50%, 12/20/42	17,021,927	17,690,468

FUS-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value

	Mortgage-Backed Securities (continued)
	Government National Mortgage Association (GNMA) Fixed Rate (continued)
	GNMA II SF 30 Year, 3.50%, 1/20/43	28,630,980	$29,755,471
	GNMA II SF 30 Year, 3.50%, 3/20/43	10,834,702	11,260,805
	GNMA II SF 30 Year, 3.50%, 4/20/43	13,728,926	14,268,860
	GNMA II SF 30 Year, 3.50%, 5/20/43	24,118,095	25,066,619
	GNMA II SF 30 Year, 3.50%, 6/20/43 - 8/20/43	11,569,892	12,024,921
	GNMA II SF 30 Year, 3.50%, 4/20/45	30,903,828	32,189,219
	GNMA II SF 30 Year, 3.50%, 5/20/45	10,978,208	11,392,706
c	GNMA II SF 30 Year, 3.50%, 6/20/45	91,045,000	94,831,933
	GNMA II SF 30 Year, 4.00%, 11/20/39 - 12/20/40	10,356,881	11,088,663
	GNMA II SF 30 Year, 4.00%, 1/20/41 - 7/20/41	13,302,238	14,228,197
	GNMA II SF 30 Year, 4.00%, 9/20/41	1,892,096	2,024,297
	GNMA II SF 30 Year, 4.00%, 11/20/41	14,124,480	15,109,905
	GNMA II SF 30 Year, 4.00%, 12/20/41 - 2/20/44	5,499,274	5,913,406
	GNMA II SF 30 Year, 4.00%, 11/20/44	27,357,180	28,978,968
	GNMA II SF 30 Year, 4.00%, 12/20/44	67,635,068	71,644,608
	GNMA II SF 30 Year, 4.00%, 2/20/45	17,114,310	18,128,880
	GNMA II SF 30 Year, 4.50%, 10/20/39 - 4/20/41	11,108,587	12,128,796
	GNMA II SF 30 Year, 4.50%, 5/20/41 - 6/20/41	12,633,811	13,789,648
	GNMA II SF 30 Year, 4.50%, 7/20/41	7,700,912	8,405,456
	GNMA II SF 30 Year, 4.50%, 9/20/41	11,712,298	12,809,133
	GNMA II SF 30 Year, 4.50%, 10/20/41 - 3/20/42	9,652,149	10,550,566
	GNMA II SF 30 Year, 4.50%, 2/20/44	5,807,527	6,267,314
	GNMA II SF 30 Year, 4.50%, 10/20/44	8,495,919	9,169,486
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 6/20/40	11,683,516	13,030,171
	GNMA II SF 30 Year, 5.00%, 8/20/41 - 10/20/42	8,104,505	9,031,541
	GNMA II SF 30 Year, 5.00%, 6/20/44	7,702,503	8,404,677
	GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	9,085,767	10,356,242
	GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	5,577,456	6,408,421
	GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	771,323	898,470
	GNMA II SF 30 Year, 7.00%, 5/20/32	13,429	16,450
	GNMA II SF 30 Year, 7.50%, 11/20/17 - 5/20/33	152,596	173,480
	GNMA II SF 30 Year, 8.00%, 9/20/16 - 8/20/26	9,024	10,998
	GNMA II SF 30 Year, 9.50%, 4/20/25	2,541	2,555

			746,456,505

	Total Mortgage-Backed Securities (Cost $1,093,710,399)		1,101,696,120

	U.S. Government and Agency Securities 19.6%
	Federal Agricultural Mortgage Corp.,
	1.41%, 3/06/20	10,000,000	9,832,850
	2.66%, 4/12/22	7,000,000	7,187,992
	4.30%, 5/13/19	1,010,000	1,113,195
d	Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	13,000,000	13,986,674
	FFCB, 1.50%, 11/16/15	10,000,000	10,047,360
	FHLB,
	4.75%, 12/16/16	17,000,000	18,012,690
	5.25%, 6/05/17	9,000,000	9,782,244
	FICO,
	1P, Strip, 5/11/18	10,000,000	9,649,840
	12, Strip, 6/06/18	4,627,000	4,438,584
	13P, Strip, 12/27/18	2,500,000	2,382,490

Semiannual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount	*	Value

	U.S. Government and Agency Securities (continued)
	15, Strip, 3/07/16	15,000,000		$14,953,620
	15P, Strip, 3/07/19	1,798,000		1,692,765
	16, Strip, 4/05/17	12,367,000		12,185,873
	A-P, Strip, 2/08/18	1,000,000		972,900
	B-P, Strip, 4/06/18	1,405,000		1,361,680
	D-P, Strip, 9/26/19	7,605,000		7,051,265
	E-P, Strip, 11/02/18	8,896,000		8,477,470
	FNMA, senior note, 5.375%, 6/12/17	17,800,000		19,390,003
	Israel Government Agency for International Development Bond,
	5.50%, 9/18/23	12,000,000		14,460,534
	7-Z, U.S. Government Guaranteed, Strip, 8/15/22	5,619,000		4,655,409
	U.S. Government Guaranteed, Strip, 5/01/17	5,000,000		4,916,355
	Overseas Private Investment Corp., A, zero cpn.,
	2/19/18	682,174		706,196
	11/15/20	2,575,000		2,961,822
	SBA,
	[b] FRN, 3.125%, 3/25/18	208,888		209,348
	PC, 1995-20L, 1, 6.45%, 12/01/15	19,655		19,983
	PC, 1996-20L, 1, 6.70%, 12/01/16	62,041		63,905
	PC, 1997-20G, 1, 6.85%, 7/01/17	89,743		92,663
	PC, 1998-20I, 1, 6.00%, 9/01/18	323,620		342,894
	Tunisia Government Agency for International Development Bond, 1.686%, 7/16/19	7,000,000		7,039,200
	TVA,
	1.875%, 8/15/22	6,000,000		5,788,122
	5.88%, 4/01/36	5,000,000		6,482,477
	Strip, 11/01/18	2,644,000		2,512,152
	Strip, 6/15/19	5,973,000		5,540,614
	Strip, 6/15/20	6,138,000		5,549,267
e	U.S. Treasury Bond, Index Linked, 2.00%, 1/15/26	13,111,884		15,025,406
	U.S. Treasury Note,
	0.875%, 11/30/16	2,500,000		2,513,867
	1.25%, 1/31/19	10,000,000		9,997,660
	1.75%, 10/31/18	3,000,000		3,059,532
	4.25%, 8/15/15	20,000,000		20,107,040
	[e] Index Linked, 0.125%, 4/15/19	10,096,592		10,218,851
	Ukraine Government Agency for International Development Bonds, 1.844%, 5/16/19	5,000,000		5,018,785

	Total U.S. Government and Agency Securities (Cost $276,768,695)			279,801,577

	Total Investments before Short Term Investments (Cost $1,391,505,425)			1,402,314,639

FUS-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

		Principal Amount*	Value

	Short Term Investments (Cost $72,716,421) 5.1%
	Repurchase Agreements 5.1%
f	Joint Repurchase Agreement, 0.095%, 7/01/15 (Maturity Value $72,716,613)	72,716,421	$72,716,421
	BNP Paribas Securities Corp. (Maturity Value $17,844,657) HSBC Securities (USA) Inc. (Maturity Value $37,473,779) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $17,398,177)

Collateralized by U.S. Government Agency Securities, 0.000%  - 5.50%, 12/01/15 - 6/12/20;
U.S. Government Agency Securities, Strips, 6/01/17; [g]U.S. Treasury Bills, 3/31/16; U.S. Treasury Bonds, 3.125%, 8/15/44; and U.S. Treasury Notes, 1.25% - 1.75%, 1/31/19 - 9/30/19 (valued at $74,185,630)

	Total Investments (Cost $1,464,221,846) 103.3%		1,475,031,060
	Other Assets, less Liabilities (3.3)%		(46,433,711)

	Net Assets 100.0%		$1,428,597,349

See Abbreviations on page FUS-20.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aA supranational organization is an entity formed by two or more central governments through international treaties.

bThe coupon rate shown represents the rate at period end.

cA portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis. See Note 1(c).

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the value of this security was $13,986,674, representing 0.98% of net assets.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fSee Note 1(b) regarding joint repurchase agreement.

gThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin U.S. Government Securities VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,391,505,425
Cost - Repurchase agreements	72,716,421

Total cost of investments	$1,464,221,846

Value - Unaffiliated issuers	$1,402,314,639
Value - Repurchase agreements	72,716,421

Total value of investments	1,475,031,060
Receivables:
Investment securities sold	65,015,442
Capital shares sold	536,119
Interest	4,557,768
Due from brokers	455,000
Other assets	622

Total assets	1,545,596,011

Liabilities:
Payables:
Investment securities purchased	114,942,812
Capital shares redeemed	760,890
Management fees	548,775
Distribution fees	562,402
Accrued expenses and other liabilities	183,783

Total liabilities	116,998,662

Net assets, at value	$1,428,597,349

Net assets consist of:
Paid-in capital	$1,453,750,077
Undistributed net investment income	3,109,325
Net unrealized appreciation (depreciation)	10,809,214
Accumulated net realized gain (loss)	(39,071,267)

Net assets, at value	$1,428,597,349

Class 1:
Net assets, at value	$85,248,231

Shares outstanding	6,725,033

Net asset value and maximum offering price per share	$12.68

Class 2:
Net assets, at value	$1,343,349,118

Shares outstanding	108,154,105

Net asset value and maximum offering price per share	$12.42

FUS-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin U.S. Government Securities VIP Fund
Investment income:
Interest	$21,631,533
Paydown gain (loss)	(6,764,367)

Total investment income	14,867,166

Expenses:
Management fees (Note 3a)	3,342,751
Distribution fees - Class 2 (Note 3c)	1,678,879
Custodian fees (Note 4)	6,458
Reports to shareholders	106,917
Professional fees	25,003
Trustees’ fees and expenses	2,931
Other	47,101

Total expenses	5,210,040

Net investment income	9,657,126

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	18,719
Net change in unrealized appreciation (depreciation) on investments	(8,630,516)

Net realized and unrealized gain (loss)	(8,611,797)

Net increase (decrease) in net assets resulting from operations	$1,045,329

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$9,657,126	$22,886,524
Net realized gain (loss)	18,719	423,321
Net change in unrealized appreciation (depreciation)	(8,630,516)	24,473,688

Net increase (decrease) in net assets resulting from operations	1,045,329	47,783,533

Distributions to shareholders from:
Net investment income:
Class 1	(2,296,272)	(2,743,382)
Class 2	(33,598,882)	(35,038,168)

Total distributions to shareholders	(35,895,154)	(37,781,550)

Capital share transactions: (Note 2)
Class 1	(3,290,820)	(10,061,210)
Class 2	7,044,746	91,810,860

Total capital share transactions	3,753,926	81,749,650

Net increase (decrease) in net assets	(31,095,899)	91,751,633
Net assets:
Beginning of period	1,459,693,248	1,367,941,615

End of period	$1,428,597,349	$1,459,693,248

Undistributed net investment income included in net assets:
End of period	$3,109,325	$29,347,353

FUS-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin U.S. Government Securities VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2015, 43.50% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization

Semiannual Report	FUS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Joint Repurchase Agreement (continued)

is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FUS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	88,029	$1,147,002	242,868	$3,161,287
Shares issued in reinvestment of distributions	181,380	2,296,272	214,159	2,743,382
Shares redeemed	(516,496)	(6,734,094)	(1,229,027)	(15,965,879)

Net increase (decrease)	(247,087)	$(3,290,820)	(772,000)	$(10,061,210)

Class 2 Shares:
Shares sold	4,559,390	$58,189,126	13,830,012	$175,846,470
Shares issued in reinvestment of distributions	2,709,587	33,598,882	2,789,663	35,038,168
Shares redeemed	(6,641,145)	(84,743,262)	(9,358,233)	(119,073,778)

Net increase (decrease)	627,832	$7,044,746	7,261,442	$91,810,860

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FUS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2015	$2,329,071
2016	841,479
2017	401,851
2018	426,637

Capital loss carryforwards not subject to expiration:
Short term	17,923,545
Long term	16,965,019

Total capital loss carryforwards	$38,887,602

FUS-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,472,278,291

Unrealized appreciation	$20,771,255
Unrealized depreciation	(18,018,486)

Net unrealized appreciation (depreciation)	$2,752,769

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $458,922,948 and $472,703,677, respectively.

7. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

Semiannual Report	FUS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FICO	Financing Corp.

FRN	Floating Rate Note

GL	Government Loan

PC	Participation Certificate

PL	Project Loan

SBA	Small Business Administration

SF	Single Family

TVA	Tennessee Valley Authority

FUS-20	Semiannual Report

Franklin VolSmart Allocation VIP Fund

(Formerly, Franklin Managed Volatility Global Allocation VIP Fund)

We are pleased to bring you Franklin VolSmart Allocation VIP Fund’s semiannual report for the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +1.57% total return* for the six-month period ended June 30, 2015.

*Prior to 5/1/15, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile. The Fund has an expense reduction contractually guaranteed through at least 4/30/16, and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end and, prior to 5/1/15, the Fund had a fee waiver related to the management fee paid by a Fund subsidiary. Fund investment results reflect the expense reduction and fee waivers, to the extent applicable; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FVA-1

FRANKLIN VOLSMART ALLOCATION VIP FUND

Fund Goals and Main Investments

Franklin VolSmart Allocation VIP Fund seeks total return (including income and capital gains) while seeking to manage volatility.

Fund Risks

All investments involve risks, including possible loss of principal. There can be no guarantee that the Fund will stay within its target volatility. Also, the managed volatility and tail risk protection strategies could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Derivatives involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the Standard & Poor’s® 500 Index (S&P 500®) returned +1.23%, and the Barclays U.S. Aggregate Bond Index had a -0.10% total return for the period under review.1 The Fund’s blended benchmark, a combination of leading stock and bond indexes that better reflects the asset allocation of the Fund’s portfolio, returned +0.81% for the same period.2 Prior to May 1, 2015, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile.

Economic and Market Overview

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. Lower business investment and state and local government spending also weighed on the economy, while increases in consumer spending, residential investment and private inventory investment offered some support. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains that helped the unemployment rate decline from 5.6% in December 2014 to 5.3% in June 2015.3 Housing market data were generally encouraging as home sales and prices rose. After a brief, winter slump, retail sales rebounded in the spring as strong employment gains led to broad-based improvement, especially for auto and gasoline sales. Inflation, as measured by the Consumer Price Index, rose during the six months amid generally higher energy prices bouncing from recent lows.

During the six-month period, the Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate. The Fed anticipated raising its target rate when it saw further labor market progress and was reasonably confident that inflation would move back to 2% over the medium term. In its June meeting, the Fed lowered its 2015 economic growth forecast and raised unemployment estimates given the weak start to the year.

Investor confidence grew during the period as corporate profits remained healthy, the Fed showed caution about raising interest rates, economic data in Europe and Japan improved and China introduced more stimulus measures. However, the stock markets endured some sell-offs when many investors reacted to debt negotiations between Greece and its creditors, geopolitical tensions in certain regions, and less robust growth in China. For the six months under review, U.S. stocks, as measured by the S&P 500 and the Dow Jones Industrial Average, rose marginally after both reached all-time highs in May.4

1. Source: Morningstar.

2. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 60% S&P 500, 30% Barclays U.S. Aggregate Bond Index and 10% Barclays 1-3 Month U.S. Treasury Bill Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Bureau of Labor Statistics.

4. Please see Index Descriptions following the Fund Summaries.

FVA-2	Semiannual Report

FRANKLIN VOLSMART ALLOCATION VIP FUND

The 10-year Treasury yield, which moves inversely to price, declined from 2.17% at the start of the period to a six-month low of 1.68% in early February as investors sought less risky assets given concerns about soft domestic data, Greece’s debt negotiations, less robust growth in China and the Fed’s cautious tone on raising interest rates. At period-end, the yield rose to 2.35% based partly on upbeat domestic and eurozone economic data and expectations of an agreement between Greece and its international creditors.

Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year. (Volatility within the 10% target is referred to as “Target Volatility.”) The Fund’s assets are primarily invested in its “core portfolio,” which is principally composed of various U.S. equity and fixed income investments and strategies.

In addition, the Fund employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. Thus, the Fund may utilize certain derivative instruments (such as futures contracts on indexes) to adjust the Fund’s expected volatility to within the Target Volatility. There is no guarantee that the Fund will stay within its Target Volatility. The Fund also employs a “tail risk protection strategy,” designed to protect the Fund from risks related to extreme short-term market downturns (tail risk). Thus, the Fund may utilize certain derivatives (such as total return swap agreements) to hedge the tail risk of the Fund. There is no guarantee that the Fund’s volatility management or tail risk protection strategies will be successful.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is a total return swap agreement?

A swap agreement, such as an equity total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in rates of return, that would have been earned or realized if a notional amount were invested in specific instruments.

Portfolio Breakdown*
6/30/15
% of Total Net Assets
Stocks	49.8%
Capital Goods	9.5%
Health Care Equipment & Services	5.4%
Materials	5.3%
Energy	4.1%
Food, Beverage & Tobacco	4.0%
Pharmaceuticals, Biotechnology & Life Sciences	2.9%
Retailing	2.7%
Food & Staples Retailing	2.7%
Software & Services	2.3%
Household & Personal Products	1.8%
Other	9.1%
Underlying Funds	43.1%
Domestic Fixed Income	23.1%
Domestic Equity	10.2%
Domestic Hybrid	9.8%
Hedge Strategy	4.8%
Short-Term Investments & Other Net Assets	2.3%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the Statement of Investments (SOI).

Manager’s Discussion

From January 1, 2015, through April 30, 2015, the Fund followed its original investment strategies, seeking to diversify the portfolio across global asset classes, regions and sectors while seeking to limit volatility of the Fund’s returns. For this period, the Fund’s benchmark was a combination of the MSCI All Country World Index, the Citigroup World Government Bond Index and the Bloomberg Commodity Index (combined index).4 Performance for these four months are discussed in the following five paragraphs.

Tactical Hedging

For the first four months of the reporting period, volatility remained subdued, and our forward-looking risk estimates of expected volatility remained within our tolerance. Thus, we did not implement tactical hedging during this period.

Developed Low Volatility Equities

The Fund’s exposure to low volatility strategies, achieved through exchange-traded funds, effectively reduced Fund

Semiannual Report	FVA-3

FRANKLIN VOLSMART ALLOCATION VIP FUND

volatility, as evidenced by a lower standard deviation of daily returns, a measure of volatility. Our low volatility strategies outperformed the broad equity market, and our outperformance of European markets offset our underperformance of the U.S. market. Please keep in mind that although the Fund had a passive exposure to certain low-volatility stocks through the Fund’s allocation process, stock investments were employed to gain country or sector exposure and were based on expectations of low volatility, not capital appreciation.

Emerging Equities

Relative to the combined index, we maintained an underweighting in emerging market equities, as we sought to limit what we viewed as a potential source of volatility. Although this decision detracted as emerging market stocks performed well, the decline was somewhat offset by gains from stock selection within these markets. Selections in China contributed, while selections in India and Egypt detracted. Overweightings in China and Thailand added to returns, as did underweightings in Brazil and Columbia. Conversely, an underweighted allocation in Russia, which was a particularly strong performer, detracted.

Fixed Income

Country selection detracted from results, led by overweighted positions in Europe as well as positions in several emerging debt markets, including Poland and Malaysia. However, the decision to hedge out a significant portion of the currency exposure in several of these issues, most notably to the euro, contributed as the U.S. dollar strengthened relative to these currencies. However, an underweighting to U.S. Treasuries, which performed well, limited gains.

Commodities

We maintained a small underweighting in commodities relative to the combined index primarily due to our outlook for slower global growth and expectations for a stronger U.S. dollar. This strategy contributed to results as commodity prices weakened over the period.

Because of its change in investment strategy, the Fund generally held different investments and had a different investment profile starting on May 1, 2015.

At the asset allocation level, the strategy held roughly 66% in equities and 27% in fixed income and maintained a hedge of slightly less than 5% at period-end. In terms of underlying equity sector exposures, relative to the blended benchmark we held our most significant overweightings in health care and industrials, while we underweighted financials and information

Portfolio Strategy Holdings*
6/30/15
% of Total Net Assets
Franklin Rising Dividends Strategy	49.8%
Franklin Low Duration Total Return Fund	13.1%
Franklin DynaTech Fund	10.2%
Franklin Strategic Income Fund	10.0%
Franklin Income Fund	9.8%
Hedge Strategy	4.8%
Short-Term Investments & Other Net Assets	2.3%

*The breakdown may not match the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

technology. The Fund’s equity sector positioning is in line with the new strategy’s objective of capital appreciation and is designed to have less volatility than the overall equity market. Within fixed income, the Fund overweighted spread sectors, namely through high yield credit and securitized debt, and underweighted U.S. Treasuries, as we sought to avoid U.S. duration risk.

The new strategy slightly underperformed its blended benchmark during the two-month time period of May and June as we sought to invest assets.

Thank you for your participation in Franklin VolSmart Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FVA-4	Semiannual Report

FRANKLIN VOLSMART ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15	Fund-Level Expenses Incurred During Period** 1/1/15–6/30/15
Actual	$1,000	$1,015.70	$5.10	$5.70
Hypothetical (5% return before expenses)	$1,000	$1,019.74	$5.11	$5.71

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 2 shares (1.14%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	FVA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin VolSmart Allocation VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013[a]
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c],d	0.02	0.11	0.09

Net realized and unrealized gains (losses)	0.14	0.25	0.17

Total from investment operations	0.16	0.36	0.26

Less distributions from:

Net investment income and net foreign currency gains	(0.03)	(0.23)	(0.19)

Net realized gains	—	(—)[e]	—

Total distributions	(0.03)	(0.23)	(0.19)

Net asset value, end of period	$10.33	$10.20	$10.07

Total return[f]	1.57%	3.60%	2.56%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.87%	1.97%	2.97%

Expenses net of waiver and payments by affiliates[h]	1.02%	1.08% [i]	1.08% [i]

Net investment income[d]	0.40%	1.07%	1.21%

Supplemental data

Net assets, end of period (000’s)	$10,327	$10,201	$10,065

Portfolio turnover rate	125.82%	22.04%	8.12%

a For the period April 1, 2013 (commencement of operations) to December 31, 2013.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

e Amount rounds to less than $0.01 per share.

f Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

g Ratios are annualized for periods less than one year.

h Does not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.12% for the period ended June 30, 2015.

i Benefit of expense reduction rounds to less than 0.01%.

FVA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin VolSmart Allocation VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013[a]
Class 5
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.20	$10.07	$10.00

Income from investment operations[b]:

Net investment income[c],d	0.03	0.13	0.10

Net realized and unrealized gains (losses)	0.13	0.25	0.17

Total from investment operations	0.16	0.38	0.27

Less distributions from:

Net investment income and net foreign currency gains	(0.03)	(0.25)	(0.20)

Net realized gains	—	(—)[e]	—

Total distributions	(0.03)	(0.25)	(0.20)

Net asset value, end of period	$10.33	$10.20	$10.07

Total return[f]	1.57%	3.75%	2.68%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates[h]	1.74%	1.82%	2.82%

Expenses net of waiver and payments by affiliates[h]	0.89%	0.93% [i]	0.93% [i]

Net investment income[d]	0.53%	1.22%	1.36%

Supplemental data

Net assets, end of period (000’s)	$11,383	$10,201	$10,065

Portfolio turnover rate	125.82%	22.04%	8.12%

a For the period April 1, 2013 (commencement of operations) to December 31, 2013.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

e Amount rounds to less than $0.01 per share.

f Total return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

g Ratios are annualized for periods less than one year.

h Does not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.12% for the period ended June 30, 2015.

i Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Franklin VolSmart Allocation VIP Fund
	Shares	Value
Common Stocks 49.8%
Automobiles & Components 1.4%
Johnson Controls Inc.	5,900	$292,227

Capital Goods 9.5%
Carlisle Cos. Inc.	1,200	120,144
Donaldson Co. Inc.	2,100	75,180
Dover Corp.	3,400	238,612
General Dynamics Corp.	1,400	198,366
Honeywell International Inc.	2,900	295,713
Pentair PLC (United Kingdom)	4,600	316,250
Roper Technologies Inc.	2,300	396,658
United Technologies Corp.	3,000	332,790
W.W. Grainger Inc.	400	94,660

		2,068,373

Commercial & Professional Services 0.8%
Cintas Corp.	1,000	84,590
Matthews International Corp., A	1,800	95,652

		180,242

Consumer Durables & Apparel 0.9%
Leggett & Platt Inc.	1,200	58,416
NIKE Inc., B	1,300	140,426

		198,842

Consumer Services 1.3%
McDonald’s Corp.	2,000	190,140
Yum! Brands Inc.	1,000	90,080

		280,220

Diversified Financials 0.4%
State Street Corp.	1,100	84,700

Energy 4.1%
Chevron Corp.	2,300	221,881
EOG Resources Inc.	600	52,530
Exxon Mobil Corp.	2,100	174,720
Occidental Petroleum Corp.	2,300	178,871
Schlumberger Ltd.	3,100	267,189

		895,191

Food & Staples Retailing 2.7%
CVS Health Corp.	1,700	178,296
Wal-Mart Stores Inc.	2,800	198,604
Walgreens Boots Alliance Inc.	2,500	211,100

		588,000

Food, Beverage & Tobacco 4.0%
Archer-Daniels-Midland Co.	5,200	250,744
Bunge Ltd.	3,100	272,180
McCormick & Co. Inc.	1,400	113,330
PepsiCo Inc.	2,400	224,016

		860,270

FVA-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services 5.4%
Abbott Laboratories	2,700	$132,516
Becton, Dickinson and Co.	2,000	283,300
DENTSPLY International Inc.	1,100	56,705
Medtronic PLC	4,100	303,810
Stryker Corp.	3,000	286,710
West Pharmaceutical Services Inc.	2,000	116,160

		1,179,201

Household & Personal Products 1.8%
Colgate-Palmolive Co.	2,500	163,525
The Procter & Gamble Co.	3,000	234,720

		398,245

Insurance 1.1%
Aflac Inc.	1,100	68,420
The Chubb Corp.	600	57,084
Erie Indemnity Co., A	1,300	106,691

		232,195

Materials 5.3%
Air Products and Chemicals Inc.	2,300	314,709
Albemarle Corp.	4,400	243,188
Bemis Co. Inc.	1,200	54,012
Ecolab Inc.	1,100	124,377
Nucor Corp.	1,400	61,698
Praxair Inc.	2,900	346,695

		1,144,679

Media 0.7%
John Wiley & Sons Inc., A	2,700	146,799

Pharmaceuticals, Biotechnology & Life Sciences 2.9%
AbbVie Inc.	1,600	107,504
Johnson & Johnson	3,400	331,364
Perrigo Co. PLC	400	73,932
Pfizer Inc.	2,200	73,766
Roche Holding AG, ADR (Switzerland)	1,500	52,605

		639,171

Retailing 2.7%
The Gap Inc.	2,900	110,693
Ross Stores Inc.	3,500	170,135
Target Corp.	2,800	228,564
Tiffany & Co.	900	82,620

		592,012

Semiconductors & Semiconductor Equipment 1.3%
Linear Technology Corp.	2,300	101,729
Texas Instruments Inc.	3,300	169,983

		271,712

Software & Services 2.3%
Accenture PLC, A	2,450	237,111
Microsoft Corp.	6,000	264,901

		502,012

Semiannual Report	FVA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Technology Hardware & Equipment 0.4%
	QUALCOMM Inc.	1,500	$93,945

	Transportation 0.8%
	United Parcel Service Inc., B	1,700	164,747

	Total Common Stocks (Cost $11,063,854)		10,812,783

	Investments in Underlying Funds 43.1%
	Domestic Equity 10.2%
a,b	Franklin DynaTech Fund, Class R6	43,529	2,204,292

	Domestic Fixed Income 23.1%
b	Franklin Low Duration Total Return Fund, Class R6	282,878	2,834,434
b	Franklin Strategic Income Fund, Class R6	221,768	2,182,196

			5,016,630

	Domestic Hybrid 9.8%
b	Franklin Income Fund, Class R6	924,473	2,135,533

	Total Investments in Underlying Funds (Cost $9,499,170)		9,356,455

	Total Investments before Short Term Investments (Cost $20,563,024)		20,169,238

	Short Term Investments (Cost $1,504,707) 6.9%
	Money Market Funds 6.9%
a,b	Institutional Fiduciary Trust Money Market Portfolio	1,504,707	1,504,707

	Total Investments (Cost $22,067,731) 99.8%		21,673,945
	Other Assets, less Liabilities 0.2%		36,385

	Net Assets 100.0%		$21,710,330

aNon-income producing.

bSee Note 3(e) regarding investments in Underlying Funds.

FVA-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

At June 30, 2015, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Counterparty	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Dynamic VIX Backwardation[a]	0.25%	BZWS	$4,200,000	5/12/16	$—	$(798)

aRepresents a custom index comprised of a basket of underlying instruments. Additional information regarding the custom basket’s underlying instruments and their respective values and fees are as follows:

Underlying Instruments	Notional Value[b]	Unrealized Appreciation	Unrealized Depreciation
CBOE VIX Future Oct15	$612,500	$—	$(115)
CBOE VIX Future Nov15	1,050,000	—	(200)
CBOE VIX Future Dec15	1,050,000	—	(200)
CBOE VIX Future Jan16	437,500	—	(83)
Uninvested Notional	1,050,000	—	(200)

Total	$4,200,000	$—	$(798)

bNotional value represents the market value of each underlying instrument which is calculated based on the custom swap contract’s original notional value of $4,200,000, allocated to each underlying instrument on a pro-rata basis.

See Abbreviations on page FVA-22.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Franklin VolSmart Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,063,854
Cost - Underlying Funds (Note 3e)	11,003,877

Total cost of investments	$22,067,731

Value - Unaffiliated issuers	$10,812,783
Value - Underlying Funds (Note 3e)	10,861,162

Total value of investments	21,673,945
Receivables:
Investment securities sold	6,414
Capital shares sold	51,829
Dividends	14,424
Affiliates	13,897
Other assets	8

Total assets	21,760,517

Liabilities:
Payables:
Investment securities purchased	10,046
Capital shares redeemed	134
Distribution fees	7,130
Professional fees	32,079
Unrealized depreciation on OTC swap contracts	798

Total liabilities	50,187

Net assets, at value	$21,710,330

Net assets consist of:
Paid-in capital	$20,888,034
Distributions in excess of net investment income	(84,462)
Net unrealized appreciation (depreciation)	(394,584)
Accumulated net realized gain (loss)	1,301,342

Net assets, at value	$21,710,330

Class 2:
Net assets, at value	$10,327,493

Shares outstanding	1,000,000

Net asset value and maximum offering price per share	$10.33

Class 5:
Net assets, at value	$11,382,837

Shares outstanding	1,101,446

Net asset value and maximum offering price per share	$10.33

FVA-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Franklin VolSmart Allocation VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$75,385
Underlying Funds (Note 3e)	38,511
Interest	33,118

Total investment income	147,014

Expenses:
Management fees (Note 3a)	96,624
Distribution fees: (Note 3c)
Class 2	12,894
Class 5	6,135
Custodian fees (Note 4)	765
Reports to shareholders	2,392
Registration and filing fees	390
Professional fees	64,994
Other	2,505

Total expenses	186,699
Expenses waived/paid by affiliates (Note 3e and 3f)	(87,972)

Net expenses	98,727

Net investment income	48,287

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,159,565
Foreign currency transactions	188,524
Swap contracts	(805)

Net realized gain (loss)	1,347,284

Net change in unrealized appreciation (depreciation) on:
Investments	(1,089,732)
Translation of other assets and liabilities denominated in foreign currencies	2,610
Swap contracts	(798)

Net change in unrealized appreciation (depreciation)	(1,087,920)

Net realized and unrealized gain (loss)	259,364

Net increase (decrease) in net assets resulting from operations	$307,651

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin VolSmart Allocation VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$48,287	$236,957
Net realized gain (loss)	1,347,284	223,319
Net change in unrealized appreciation (depreciation)	(1,087,920)	293,294

Net increase (decrease) in net assets resulting from operations	307,651	753,570

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 2	(30,800)	(230,300)
Class 5	(32,799)	(245,900)
Net realized gains:
Class 2	—	(3,400)
Class 5	—	(3,400)

Total distributions to shareholders	(63,599)	(483,000)

Capital share transactions: (Note 2)
Class 5	1,064,949	—

Net increase (decrease) in net assets	1,309,001	270,570
Net assets:
Beginning of period	20,401,329	20,130,759

End of period	$21,710,330	$20,401,329

Distributions in excess of net investment income included in net assets:
End of period	$(84,462)	$(69,150)

FVA-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin VolSmart Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Franklin VolSmart Allocation VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 5. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s Public Reference Room in Washington, D.C. The Underlying Funds’ shareholder reports are not covered by this report.

Effective May 1, 2015, Franklin Managed Volatility Global Allocation VIP Fund was renamed Franklin VolSmart Allocation VIP Fund and implemented changes to the investment strategies.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Investments in the Underlying Funds are valued at their closing NAV each trading day.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key

Semiannual Report	FVA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master

FVA-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2015, the Fund had OTC derivatives in a net liability position for such contracts of $798.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into OTC total return swap contracts primarily to manage exposure to the equity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest

Semiannual Report	FVA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

income. Dividend income and realized gain distributions by Underlying Funds and exchange traded funds are recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds and exchange traded funds. Since the Underlying Funds and exchange traded funds have varied expense levels and the Fund may own different proportions of the Underlying Funds and exchange traded funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015[a]		Year Ended December 31, 2014[a]
	Shares	Amount	Shares	Amount

Class 5 Shares:
Shares sold	109,596	$1,150,742	—	$—
Shares issued in reinvestment of distributions	192	1,999	—	—
Shares redeemed	(8,342)	(87,792)	—	—

Net increase (decrease)	101,446	$1,064,949	—	$—

aDuring the period Class 2 did not report any share transactions.

FVA-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
K2/D&S Management Co., L.L.C. (K2 Advisors)	Investment manager
Franklin Alternative Strategies Advisers, LLC (FASA)	Investment manager
Franklin Templeton Investment Management Ltd. (FTIML)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Effective May 1, 2015, the Fund’s investment manager is Advisers. Prior to May 1, 2015, FASA was the Fund’s investment manager.

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.80% per year of the average daily net assets of the Fund.

Prior to May 1, 2015, the Fund paid fees to FASA based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $1 billion
0.980%	Over $1 billion, up to and including $5 billion
0.960%	Over $5 billion, up to and including $10 billion
0.940%	Over $10 billion, up to and including $15 billion
0.920%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

Effective May 1, 2015, under a subadvisory agreement, Advisory Services and K2 Advisors, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to May 1, 2015, FTIML and TAML provided subadvisory services to the Fund.

b. Administrative Fees

Effective May 1, 2015, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to May 1, 2015, the fees were paid by FASA.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% and 0.15% per year of its average daily net assets of Class 2 and Class 5, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31. Prior to May 1, 2015, the rate for Class 5 shares was 0.10%.

Semiannual Report	FVA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

3. Transactions With Affiliates (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Underlying Funds

The Fund invests in the Underlying Funds which are managed by Advisers or an affiliate of Advisers. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the Underlying Funds, as noted on the Statement of Operations, in an amount not to exceed the management or administrative fees paid directly or indirectly by the Underlying Funds.

Investments in Underlying Funds for the period ended June 30, 2015, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Period
Franklin DynaTech Fund, Class R6	—	43,529	—	43,529	$2,204,292	$—	$—	0.08%
Franklin Income Fund, Class R6	—	924,473	—	924,473	2,135,533	9,223	—	—	[a]
Franklin Low Duration Total Return Fund, Class R6	—	282,878	—	282,878	2,834,434	12,105	—	0.11%
Franklin Strategic Income Fund, Class R6	—	221,768	—	221,768	2,182,196	17,183	—	0.03%
Institutional Fiduciary Trust Money Market Portfolio	74,160	22,380,634	(20,950,087)	1,504,707	1,504,707	—	—	0.01%

Total					$10,861,162	$38,511	$—

a Rounds to less than 0.01%.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses), for each class of the Fund do not exceed 0.65%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2016. Prior to May 1, 2015, the Fund’s contractual cap, for each class of the Fund, was 0.83%.

g. Other Affiliated Transactions

At June 30, 2015, Advisers owned 95.17% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2014, the Fund deferred post-October capital losses of $45,942.

FVA-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$22,067,731

Unrealized appreciation	$109,964
Unrealized depreciation	(503,750)

Net unrealized appreciation (depreciation)	$(393,786)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $21,266,919 and $21,448,662, respectively.

7. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on OTC swap contracts	$—	Unrealized depreciation on OTC swap contracts	$798

Totals		$—		$798

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Foreign currency transactions	$181,984	[a]	Translation of other assets and liabilities denominated in foreign currencies	$(36,425)[a]
Equity contracts	Swap contracts	(805)		Swap contracts	(798)

Totals		$181,179			$(37,223)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 0.25% of average month end net assets. The average month end number of open derivative contracts for the period was 4.

See Note 1(c) regarding derivative financial instruments.

Semiannual Report	FVA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$10,812,783	$—	$—	$10,812,783
Investments in Underlying Funds[a]	9,356,455	—	—	9,356,455
Short Term Investments	1,504,707	—	—	1,504,707

Total Investments in Securities	$21,673,945	$—	$—	$21,673,945

Liabilities:
Other Financial Instruments
Swap Contracts	$—	$798	$—	$798

aFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio

BZWS	Barclays Bank PLC	ADR	American Depositary Receipt

FVA-22	Semiannual Report

Templeton Developing Markets VIP Fund

This semiannual report for Templeton Developing Markets VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares had a -2.17% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

Templeton Developing Markets VIP Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index generated a +3.12% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index produced a +4.03% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy expanded moderately during the six months under review. Although several emerging market countries faced headwinds such as soft domestic demand, weak exports and geopolitical crises, emerging market economies overall continued to grow faster than developed market economies. China’s economy grew at a less robust pace in 2015’s first half, amid relatively steady consumption and industrial production but weaker fixed-asset investment growth. Domestic demand continued to account for a greater portion of gross domestic product, as per-capita income grew and the government’s market-friendly policies supported new economic drivers that could help make economic expansion more sustainable. Many emerging market countries showed signs of economic improvement, including India, South Africa and the Czech Republic, while others, such as Thailand and South Korea, showed signs of moderation. In the first quarter, Brazil’s economy contracted and Russia’s economy contracted for the third consecutive quarter. Many emerging market central banks, including those of Russia, India and China, lowered interest rates to promote lending and economic growth. In contrast, Brazil’s central bank raised interest rates in an effort to control inflation and support the country’s currency.

Emerging market stocks experienced volatility during the period amid concerns about global economic growth, the future course of U.S. monetary policy, the devaluation of many currencies against the U.S. dollar and Greece’s debt negotiations. Nonetheless, China’s monetary stimulus measures, the Bank of Japan’s and the European Central Bank’s monetary easing, and the U.S. Federal Reserve’s accommodative policy provided investors with some optimism. Early in the period, a temporary solution to Greece’s dispute with the country’s international creditors and a Russia-Ukraine ceasefire agreement bolstered emerging market stocks. However, near period-end, investors grew concerned about Greece’s possible exit from the eurozone as debt negotiations deteriorated. The Greek government subsequently imposed capital controls, defaulted on scheduled payments to the International Monetary Fund and announced a referendum on the terms of a potential bailout

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TD-2	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

deal. Although oil prices began to improve during the period, the effects of 2014’s sharp decline on several oil-producing countries’ economies, financial positions and currencies continued to weigh on investor sentiment.

For the six months ended June 30, 2015, emerging market stocks, as measured by the MSCI EM Index, rose 5.80% in local currency terms, as many investors seemed to focus on the relatively attractive valuations of many emerging market stocks.1 However, relatively weak local currencies resulted in a +3.12% total return in U.S. dollar terms.1 European and Asian emerging markets overall performed well for the period, which helped offset declines in Latin America.

The Chinese government’s market-friendly policies, stimulus measures and commitment to stable growth supported China equity markets overall, particularly the domestic A-share market.2 As measured by the MSCI China A Index, the domestic A-share market began to rise in late 2014 after the People’s Bank of China’s (PBOC’s) surprise interest rate cut in November and the effective easing of loan and deposit regulations to boost the economy. Also supporting A shares was the Shanghai-Hong Kong Stock Connect program, which opened China’s domestic A-share market to certain qualified foreign investors. Domestic retail investor market speculation led the MSCI China A Index to generate total returns of +112.27% for the 12 months and +33.92% for the six months ended June 30, 2015.3 In contrast, Chinese stocks aimed at foreign investors, as measured by the MSCI China Index, produced more modest +24.95% and +14.84% total returns for the same respective periods, as foreign investors seemed more focused on economic growth and market fundamentals.3

After peaking on June 12, China’s domestic market began to correct, resulting initially from tight liquidity conditions and uncertainties about the PBOC’s monetary policy, with a 17.33% decline for the MSCI China A Index from June 12 to June 30.3 Following the domestic market’s nearly 8% plunge on June 26, the PBOC lowered its benchmark interest rate and announced targeted reserve requirement ratio cuts for certain banks.3 In an effort to prevent a market collapse, the government imposed other measures that restricted trading. However, certain government intervention measures were not well received and further contributed to investor concerns.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-

term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the six months under review, the Fund remained diversified among different emerging market countries. We invested in China through B, China H, Red Chip and P Chip shares,2 as well as single-listed American Depositary Receipts (ADRs of companies whose underlying shares are not listed in home markets),4 with no holdings in China’s domestic A-share

Top 10 Countries
6/30/15
% of Total Net Assets
China	22.8%
South Africa	10.6%
Brazil	9.9%
India	9.5%
Thailand	6.8%
South Korea	5.6%
Belgium	4.2%
Taiwan	4.2%
Indonesia	4.1%
U.K.	4.0%

2. China equity markets consist of A, B, China H, Red Chip and P Chip shares. “A” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations. “B” denotes shares of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in foreign currencies (U.S. dollar for Shanghai and Hong Kong dollar for Shenzhen) and are open to foreign investors. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China. “P Chip” denotes shares of Hong Kong Stock Exchange-listed companies controlled by Chinese mainland individuals and incorporated outside of China, with a majority of their business in China.

3. Source: MSCI.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

4. A single-listed ADR is a negotiable U.S. security issued by a U.S. bank, referred to as a “depositary bank,” that typically represents a non-U.S. company’s equity, is publicly available to U.S. investors on a national stock exchange (NYSE or NASDAQ) or on the over-the-counter market, and has underlying shares that are not publicly traded in the issuer’s home market.

Semiannual Report	TD-3

TEMPLETON DEVELOPING MARKETS VIP FUND

market. Consistent with our long-term investment strategy, we viewed China’s recent market correction in the context of a long-term uptrend. We continued to monitor China’s economic and market developments while seeking to minimize risk and to establish long-term positions in quality companies at share prices we considered more attractive.

Key contributors to the Fund’s absolute performance during the reporting period included Naspers, Hyundai Development and SK Innovation.

Naspers is a South Africa-based media conglomerate with a portfolio of emerging market assets focused on Internet services and online advertising, which continued to experience rapid growth and increasingly effective advertising revenue generation. Solid corporate results, driven by strong growth in its pay television and Internet platforms, also bolstered the company’s share price. A key asset in Naspers’s business portfolio is an investment in China’s largest and most widely used Internet services platform, Tencent Holdings, another Fund holding that performed well during the reporting period. Further supporting investor sentiment was Naspers’s agreements with other companies to develop joint online classified advertising businesses in Brazil, Indonesia, Thailand and Bangladesh.

Hyundai Development is one of South Korea’s leading residential property developers. We believed that with its strong IPARK brand name, the company could potentially have the largest market share in the country’s residential construction business. The South Korean government’s measures to stimulate the housing market and the central bank’s rate cuts resulting in record-low interest rates aided investor sentiment during the reporting period. After posting losses in 2012 and 2013, the company reported profits in 2014, as it benefited from South Korea’s strong residential demand growth.

SK Innovation is a South Korean energy conglomerate with interests in oil refining, petrochemicals, lubricants and exploration and production. The company also has expertise in lithium-polymer battery production. Its shares rose during the period as a strong turnaround in its core refining and petrochemicals businesses helped the company return to profit in 2015’s first quarter, following a loss in 2014’s fourth quarter. The company’s efforts to streamline its businesses and improve its financial position were also well received by investors.

In contrast, key detractors from the Fund’s absolute performance included Tata Motors, Avon Products and Itau Unibanco Holding.

Top 10 Holdings
6/30/15
Company Sector/Industry, Country	% of Total Net Assets
Naspers Ltd., N Media, South Africa	5.3%
Anheuser-Busch InBev NV Beverages, Belgium	4.3%
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd. Semiconductors & Semiconductor Equipment, Taiwan	4.2%
Itau Unibanco Holding SA, ADR, pfd. Banks, Brazil	4.2%
Unilever PLC Personal Products, U.K.	4.0%
Brilliance China Automotive Holdings Ltd. Automobiles, China	3.5%
Tata Consultancy Services Ltd. IT Services, India	3.2%
China Life Insurance Co. Ltd., H Insurance, China	2.9%
Remgro Ltd. Diversified Financial Services, South Africa	2.8%
PetroChina Co. Ltd., H Oil, Gas & Consumable Fuels, China	2.7%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Tata Motors, India’s largest automobile company, produces a wide range of cars and commercial vehicles in its home market, while its wholly owned subsidiary manufactures British luxury car brands Jaguar and Land Rover. Tata Motors’ shares declined as the luxury car subsidiary experienced weak demand in a number of key markets, including China, Brazil and Europe. In addition, vehicle production by a joint venture in China progressed more slowly than anticipated, leading to weaker-than-expected earnings in 2015’s first quarter.

Avon Products is a U.S.-based global cosmetics business with substantial operations in various emerging markets, most notably Brazil. Brazil’s weak economy hurt the company’s corporate results. Concerns about Avon’s ability to pay its substantial debts in a weak market environment led to credit rating downgrades. However, the firm is in the process of selling certain assets and using the proceeds to reduce its debt. Further hurting Avon’s shares were the economic and currency crises in Russia, another substantial market.

Itau Unibanco, one of Brazil’s largest financial conglomerates, provides a full range of banking and financial services. It continued to produce strong operating performance despite Brazil’s difficult economic environment. The company’s shares

TD-4	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

strengthened through April, but profit taking and the Brazilian real’s weakness against the U.S. dollar, as well as political protests and sluggish economic growth that worried investors, pressured stock performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past six months, we increased the Fund’s holdings in several countries, including Brazil, South Korea, Indonesia and Taiwan, as we continued to invest in opportunities we considered more attractive. We also initiated exposure to certain countries, notably Russia and Cambodia, and made select purchases in China through single-listed ADRs and B, China H and Red Chip shares. In sector terms, we increased investments largely in consumer discretionary, health care and information technology.5 Key purchases included a new position in Baidu, China’s leading Internet search engine, and additional shares of TSMC (Taiwan Semiconductor Manufacturing Co.), the world’s largest independent integrated circuit foundry, and Dr. Reddy’s Laboratories, one of India’s major pharmaceutical companies.

Conversely, we reduced the Fund’s investments in several countries, including Thailand, South Africa and India, and eliminated exposure to certain countries, notably Turkey and Qatar, as we received share redemptions and as we focused on stocks we considered to be more attractively valued within our investment universe. In sector terms, we reduced holdings largely in financials and sold some positions in industrials and consumer staples.6 Key sales included reductions in Siam Commercial Bank, a financial products and services provider in Thailand and internationally; Remgro, a South African conglomerate with businesses in finance, health care, food and industrials; and China Construction Bank, a Chinese commercial bank.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The consumer discretionary sector comprises auto components; automobiles; distributors; diversified consumer services; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI. The information technology sector comprises Internet software and services; IT services; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

6. The financials sector comprises banks, diversified financial services, insurance, and real estate management and development in the SOI. The industrials sector comprises airlines, construction and engineering, machinery and marine in the SOI. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI.

Semiannual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$ 978.30	$7.90
Hypothetical (5% return before expenses)	$1,000	$1,016.81	$8.05

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.61%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

TD-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.27	$10.26		$10.58	$9.50	$11.40	$9.86

Income from investment operations[a]:

Net investment income[b]	0.05	0.15	[c]	0.13	0.19	0.17	0.09

Net realized and unrealized gains (losses)	(0.24)	(0.97)		(0.22)	1.06	(1.94)	1.63

Total from investment operations	(0.19)	(0.82)		(0.09)	1.25	(1.77)	1.72

Less distributions from:

Net investment income	(0.20)	(0.17)		(0.23)	(0.17)	(0.13)	(0.18)

Net realized gains	(1.13)	—		—	—	—	—

Total distributions	(1.33)	(0.17)		(0.23)	(0.17)	(0.13)	(0.18)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]	—	[d]

Net asset value, end of period	$7.75	$9.27		$10.26	$10.58	$9.50	$11.40

Total return[e]	(1.97)%	(8.09)%		(0.73)%	13.40%	(15.67)%	17.83%

Ratios to average net assets[f]

Expenses	1.36% [g]	1.36%	[g]	1.35%	1.35%	1.40%	1.49%	[h]

Net investment income	1.20%	1.51%	[c]	1.25%	1.93%	1.57%	0.87%

Supplemental data

Net assets, end of period (000’s)	$99,951	$114,487		$145,707	$203,568	$232,544	$347,242

Portfolio turnover rate	27.00%	82.87%		44.59%	24.45%	14.90%	24.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.20	$10.19		$10.50	$9.42	$11.30	$9.78

Income from investment operations[a]:

Net investment income[b]	0.04	0.12	[c]	0.10	0.17	0.14	0.06

Net realized and unrealized gains (losses)	(0.24)	(0.96)		(0.21)	1.05	(1.92)	1.62

Total from investment operations	(0.20)	(0.84)		(0.11)	1.22	(1.78)	1.68

Less distributions from:

Net investment income	(0.18)	(0.15)		(0.20)	(0.14)	(0.10)	(0.16)

Net realized gains	(1.13)	—		—	—	—	—

Total distributions	(1.31)	(0.15)		(0.20)	(0.14)	(0.10)	(0.16)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]	—	[d]

Net asset value, end of period	$7.69	$9.20		$10.19	$10.50	$9.42	$11.30

Total return[e]	(2.17)%	(8.39)%		(0.92)%	13.16%	(15.86)%	17.58%

Ratios to average net assets[f]

Expenses	1.61% [g]	1.61%	[g]	1.60%	1.60%	1.65%	1.74%	[h]

Net investment income	0.95%	1.26%	[c]	1.00%	1.68%	1.32%	0.62%

Supplemental data

Net assets, end of period (000’s)	$233,398	$250,813		$274,683	$291,638	$295,223	$392,546

Portfolio turnover rate	27.00%	82.87%		44.59%	24.45%	14.90%	24.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

TD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$9.22	$10.20		$10.50	$9.42	$11.30	$9.80

Income from investment operations[a]:

Net investment income[b]	0.04	0.12	[c]	0.10	0.16	0.13	0.05

Net realized and unrealized gains (losses)	(0.25)	(0.97)		(0.21)	1.04	(1.91)	1.61

Total from investment operations	(0.21)	(0.85)		(0.11)	1.20	(1.78)	1.66

Less distributions from:

Net investment income	(0.16)	(0.13)		(0.19)	(0.12)	(0.10)	(0.16)

Net realized gains	(1.13)	—		—	—	—	—

Total distributions	(1.29)	(0.13)		(0.19)	(0.12)	(0.10)	(0.16)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]	—	[d]

Net asset value, end of period	$7.72	$9.22		$10.20	$10.50	$9.42	$11.30

Total return[e]	(2.22)%	(8.48)%		(1.07)%	13.06%	(15.88)%	17.41%

Ratios to average net assets[f]

Expenses	1.71% [g]	1.71%	[g]	1.70%	1.70%	1.75%	1.84%	[h]

Net investment income	0.85%	1.16%	[c]	0.90%	1.58%	1.22%	0.52%

Supplemental data

Net assets, end of period (000’s)	$9,311	$11,106		$15,225	$23,341	$24,380	$37,198

Portfolio turnover rate	27.00%	82.87%		44.59%	24.45%	14.90%	24.41%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Templeton Developing Markets VIP Fund
		Industry	Shares	Value

	Common Stocks 83.6%
	Argentina 0.6%
a	Grupo Clarin SA, B, GDR, Reg S	Media	18,505	$240,565
	YPF Sociedad Anonima, D, ADR	Oil, Gas & Consumable Fuels	64,500	1,769,235

				2,009,800

	Belgium 4.2%
	Anheuser-Busch InBev NV	Beverages	120,577	14,445,532

	Brazil 2.6%
	Cia Hering	Specialty Retail	276,200	1,078,941
	Estacio Participacoes SA	Diversified Consumer Services	297,700	1,722,856
	Kroton Educacional SA	Diversified Consumer Services	1,011,300	3,865,980
	M Dias Branco SA	Food Products	82,100	2,164,486

				8,832,263

	Cambodia 0.3%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	1,582,000	1,171,451

	China 22.8%
b	Alibaba Group Holding Ltd., ADR	Internet Software & Services	34,320	2,823,506
b	Aluminum Corp. of China Ltd., H	Metals & Mining	2,799,400	1,415,653
b	Baidu Inc., ADR	Internet Software & Services	32,500	6,470,100
	Brilliance China Automotive Holdings Ltd.	Automobiles	7,713,700	12,040,762
	China Construction Bank Corp., H	Banks	3,769,300	3,447,567
	China Life Insurance Co. Ltd., H	Insurance	2,276,000	9,865,461
	China Mobile Ltd.	Wireless Telecommunication Services	440,000	5,642,154
	China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	8,628,000	7,435,196
	China Shipping Development Co. Ltd., H	Marine	5,560,300	4,210,582
	Dah Chong Hong Holdings Ltd.	Distributors	2,853,900	1,483,712
	Fuyao Group Glass Industries Co. Ltd., H	Auto Components	730,000	1,787,413
	Guangzhou Automobile Group Co. Ltd., H	Automobiles	1,972,000	1,826,574
	Industrial and Commercial Bank of China Ltd., H	Banks	3,145,300	2,495,416
c	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	243,400	347,819
	NetEase Inc., ADR	Internet Software & Services	12,903	1,869,193
	PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	8,244,600	9,178,807
	Poly Culture Group Corp. Ltd., H	Media	262,300	1,043,901
	Tencent Holdings Ltd.	Internet Software & Services	231,300	4,619,048

				78,002,864

	Greece 1.2%
b	Alpha Bank A E	Banks	10,386,182	3,132,268
b	National Bank of Greece SA	Banks	964,992	1,061,972

				4,194,240

	Hong Kong 0.7%
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	187,433	1,623,170
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	429,200	702,077

				2,325,247

	India 9.5%
	Biocon Ltd.	Biotechnology	545,046	3,954,182
	Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	132,420	7,415,917
	Infosys Ltd.	IT Services	124,678	1,930,936
	Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	297,100	1,447,212
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	138,200	2,174,602

TD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	India (continued)
	Tata Consultancy Services Ltd.	IT Services	266,840	$10,709,798
	Tata Motors Ltd.	Automobiles	511,667	3,495,068
	Tata Motors Ltd., A	Automobiles	352,469	1,445,741

				32,573,456

	Indonesia 4.1%
	Astra International Tbk PT	Automobiles	14,567,700	7,730,469
	Bank Danamon Indonesia Tbk PT	Banks	6,199,400	1,999,432
	Semen Indonesia (Persero) Tbk PT	Construction Materials	4,895,500	4,406,225

				14,136,126

	Pakistan 0.9%
	Habib Bank Ltd.	Banks	1,550,000	3,264,359
	Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	5,600	9,856

				3,274,215

	Panama 0.5%
	Copa Holdings SA	Airlines	21,922	1,810,538

	Peru 0.5%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	153,850	1,596,963

	Philippines 0.9%
	Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	13,485,300	2,573,839
b	Melco Crown Philippines Resorts Corp.	Hotels, Restaurants & Leisure	4,316,800	489,947

				3,063,786

	Russia 0.9%
	Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Metals & Mining	179,200	3,023,104

	South Africa 10.6%
b	Impala Platinum Holdings Ltd.	Metals & Mining	352,750	1,574,414
	Kumba Iron Ore Ltd.	Metals & Mining	56,434	700,253
	MTN Group Ltd.	Wireless Telecommunication Services	303,331	5,703,351
	Naspers Ltd., N	Media	116,330	18,119,789
	Remgro Ltd.	Diversified Financial Services	443,443	9,328,851
	Truworths International Ltd.	Specialty Retail	139,837	985,043

				36,411,701

	South Korea 5.6%
	Bukwang Pharmaceutical Co. Ltd.	Pharmaceuticals	34,677	1,043,742
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	6,910	685,050
	Hyundai Development Co.	Construction & Engineering	72,470	4,284,872
b	Interpark Corp.	Internet & Catalog Retail	20,300	169,342
	KT Skylife Co. Ltd.	Media	31,000	560,671
	Lotte Shopping Co. Ltd.	Multiline Retail	8,082	1,692,713
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	3,498	3,961,509
	Samsung Heavy Industries Co. Ltd.	Machinery	104,120	1,585,551
b	SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	46,511	5,068,006

				19,051,456

	Switzerland 1.2%
	Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	28,178	2,291,666
b	Oriflame Holding AG	Personal Products	104,570	1,689,796

				3,981,462

Semiannual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Taiwan 4.2%
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,143,000	$14,291,450

	Thailand 6.8%
	Kasikornbank PCL, fgn.	Banks	268,500	1,500,932
	Land and Houses PCL, fgn.	Real Estate Management & Development	8,858,800	2,358,154
	Land and Houses PCL, NVDR	Real Estate Management & Development	4,347,600	1,138,014
	PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	785,300	2,531,727
	PTT PCL, fgn.	Oil, Gas & Consumable Fuels	361,500	3,838,465
	Siam Commercial Bank PCL, fgn.	Banks	770,100	3,541,868
	Thai Beverage PCL, fgn.	Beverages	14,863,200	8,441,866

				23,351,026

	United Kingdom 4.0%
	Unilever PLC	Personal Products	318,597	13,664,084

	United States 1.5%
	Avon Products Inc.	Personal Products	821,469	5,142,396

	Total Common Stocks (Cost $266,107,643)			286,353,160

d	Participatory Notes 1.0%
	Saudi Arabia 1.0%
e	Deutsche Bank AG/London,
	Etihad Etisalat Co., 144A, 9/27/16	Wireless Telecommunication Services	66,819	600,400
	Samba Financial Group, 144A, 9/27/16	Banks	257,955	1,795,127
e	HSBC Bank PLC, Etihad Etisalat Co., 144A, 11/20/17	Wireless Telecommunication Services	102,495	920,966

	Total Participatory Notes (Cost $4,159,691)			3,316,493

	Preferred Stocks 7.7%
	Brazil 7.3%
	Banco Bradesco SA, ADR, pfd.	Banks	273,280	2,503,245
	Itau Unibanco Holding SA, ADR, pfd.	Banks	1,289,010	14,114,659
b	Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	572,800	4,674,048
	Vale SA, ADR, pfd., A	Metals & Mining	747,400	3,774,370

				25,066,322

	Chile 0.4%
	Sociedad Quimica y Minera de Chile SA, ADR, pfd., B	Chemicals	94,287	1,510,478

	Total Preferred Stocks (Cost $42,462,553)			26,576,800

	Total Investments before Short Term Investments (Cost $312,729,887)			316,246,453

TD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Shares	Value

	Short Term Investments (Cost $22,975,019) 6.7%
	Money Market Funds 6.7%
	United States 6.7%
b,f	Institutional Fiduciary Trust Money Market Portfolio	22,975,019	$22,975,019

	Total Investments (Cost $335,704,906) 99.0%		339,221,472
	Other Assets, less Liabilities 1.0%		3,438,828

	Net Assets 100.0%		$342,660,300

See Abbreviations on page TD-24.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the value of this security was $240,565 representing 0.07% of net assets.

bNon-income producing.

cAt June 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.

dSee Note 1(c) regarding Participatory Notes.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $3,316,493, representing 0.97% of net assets.

fSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$312,729,887
Cost - Sweep Money Fund (Note 3e)	22,975,019

Total cost of investments	$335,704,906

Value - Unaffiliated issuers	$316,246,453
Value - Sweep Money Fund (Note 3e)	22,975,019

Total value of investments	339,221,472
Cash	139,707
Foreign currency, at value (cost $141,634)	130,099
Receivables:
Investment securities sold	3,537,530
Capital shares sold	204,229
Dividends	1,415,724
Foreign tax	24,154
Other assets	161

Total assets	344,673,076

Liabilities:
Payables:
Investment securities purchased	330,127
Capital shares redeemed	819,233
Management fees	354,002
Distribution fees	107,039
Reports to shareholders	183,946
Deferred tax	134,531
Accrued expenses and other liabilities	83,898

Total liabilities	2,012,776

Net assets, at value	$342,660,300

Net assets consist of:
Paid-in capital	$334,675,283
Distributions in excess of net investment income	(5,699,346)
Net unrealized appreciation (depreciation)	3,335,127
Accumulated net realized gain (loss)	10,349,236

Net assets, at value	$342,660,300

TD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2015 (unaudited)

Templeton Developing Markets VIP Fund

Class 1:
Net assets, at value	$99,951,190

Shares outstanding	12,904,441

Net asset value and maximum offering price per share	$7.75

Class 2:
Net assets, at value	$233,398,446

Shares outstanding	30,343,732

Net asset value and maximum offering price per share	$7.69

Class 4:
Net assets, at value	$9,310,664

Shares outstanding	1,205,734

Net asset value and maximum offering price per share	$7.72

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Templeton Developing Markets VIP Fund
Investment income:
Dividends (net of foreign taxes of $594,327)	$4,737,502
Income from securities loaned	32

Total investment income	4,737,534

Expenses:
Management fees (Note 3a)	2,308,702
Distribution fees: (Note 3c)
Class 2	309,414
Class 4	18,426
Custodian fees (Note 4)	75,651
Reports to shareholders	92,519
Professional fees	33,618
Trustees’ fees and expenses	898
Other	12,235

Total expenses	2,851,463
Expenses waived/paid by affiliates (Note 3e)	(11,026)

Net expenses	2,840,437

Net investment income	1,897,097

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	15,108,207
Foreign currency transactions	(376,081)

Net realized gain (loss)	14,732,126

Net change in unrealized appreciation (depreciation) on:
Investments	(23,722,225)
Translation of other assets and liabilities denominated in foreign currencies	(11,609)
Change in deferred taxes on unrealized appreciation	(105,129)

Net change in unrealized appreciation (depreciation)	(23,838,963)

Net realized and unrealized gain (loss)	(9,106,837)

Net increase (decrease) in net assets resulting from operations	$(7,209,740)

TD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,897,097	$5,767,995
Net realized gain (loss)	14,732,126	66,732,640
Net change in unrealized appreciation (depreciation)	(23,838,963)	(106,645,647)

Net increase (decrease) in net assets resulting from operations	(7,209,740)	(34,145,012)

Distributions to shareholders from:
Net investment income:
Class 1	(2,280,023)	(2,319,775)
Class 2	(4,605,588)	(4,358,800)
Class 4	(178,865)	(173,399)
Net realized gains:
Class 1	(12,555,712)	—
Class 2	(29,329,089)	—
Class 4	(1,242,906)	—

Total distributions to shareholders	(50,192,183)	(6,851,974)

Capital share transactions: (Note 2)
Class 1	2,320,716	(18,560,195)
Class 2	21,510,897	2,280,393
Class 3	—	(33,674,042)
Class 4	(174,999)	(2,909,339)

Total capital share transactions	23,656,614	(52,863,183)

Redemption fees	—	68

Net increase (decrease) in net assets	(33,745,309)	(93,860,101)
Net assets:
Beginning of period	376,405,609	470,265,710

End of period	$342,660,300	$376,405,609

Distributions in excess of net investment income, end of period	$(5,699,346)	$(531,967)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Developing Markets VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

TD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At June 30, 2015, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2015, the Fund had no securities on loan.

Semiannual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the period.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	656,065	$6,178,959	1,624,952	$16,226,245
Shares issued in reinvestment of distributions	1,921,727	14,835,735	229,681	2,319,775
Shares redeemed	(2,021,987)	(18,693,978)	(3,701,849)	(37,106,215)

Net increase (decrease)	555,805	$2,320,716	(1,847,216)	$(18,560,195)

Class 2 Shares:
Shares sold	1,844,144	$17,240,930	7,755,421	$76,467,757
Shares issued in reinvestment of distributions	4,430,114	33,934,677	434,143	4,358,800
Shares redeemed	(3,190,230)	(29,664,710)	(7,896,683)	(78,546,164)

Net increase (decrease)	3,084,028	$21,510,897	292,881	$2,280,393

Class 3 Shares[a]:
Shares sold			171,371	$1,697,483
Shares redeemed			(3,593,907)	(35,371,525)

Net increase (decrease)			(3,422,536)	$(33,674,042)

Class 4 Shares:
Shares sold	38,594	$350,595	89,395	$875,146
Shares issued in reinvestment of distributions	184,886	1,421,771	17,219	173,399
Shares redeemed	(222,189)	(1,947,365)	(395,412)	(3,957,884)

Net increase (decrease)	1,291	$(174,999)	(288,798)	$(2,909,339)

aEffective May 1, 2014, all Class 3 shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million

Semiannual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

Annualized Fee Rate	Net Assets
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$346,262,959

Unrealized appreciation	$35,553,624
Unrealized depreciation	(42,595,111)

Net unrealized appreciation (depreciation)	$(7,041,487)

TD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $92,822,396 and $115,092,009 respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Greece	$—	$4,194,240	$—	$4,194,240
Russia	—	3,023,104	—	3,023,104
All Other Equity Investments[b]	305,712,616	—	—	305,712,616
Participatory Notes	—	3,316,493	—	3,316,493
Short Term Investments	22,975,019	—	—	22,975,019

Total Investments in Securities	$328,687,635	$10,533,837	$—	$339,221,472

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depository Receipt

TD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 12, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2 and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0236	$0.2262
Class 2	$0.0236	$0.1999
Class 4	$0.0236	$0.1841

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Semiannual Report	TD-25

Templeton Foreign VIP Fund

This semiannual report for Templeton Foreign VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +4.49% total return* for the six-month period ended June 30, 2015.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

Templeton Foreign VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, produced a +5.88% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while gold prices declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data. In its June meeting, the Fed lowered its economic growth forecast for 2015 and raised unemployment estimates given the weak start to the year.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved somewhat during the six-month period. Spain expanded at a solid pace, and France and Italy returned to growth in 2015’s first quarter. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports. The region avoided deflation as the annual inflation rate rose in May. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, but Greece’s debt situation remained a major concern.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TF-2	Semiannual Report

TEMPLETON FOREIGN VIP FUND

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. A ceasefire agreement between Russia and Ukraine helped emerging market stocks early in the period. However, Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.3

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Although the Fund’s performance for the six-month period lagged that of its benchmark, the MSCI EAFE Index, the Fund had several notable sector contributors. Stock selection in consumer staples aided the Fund’s relative results, notably food and staples retailer Tesco (U.K.).4 Tesco shares gained, despite the company’s huge fourth-quarter loss, based on expectations that a new turnaround strategy the company adopted would help improve its market share and revenues. The firm’s sales increased in the first half of the period owing to generally falling grocery prices. Tesco’s first-quarter sales declined but beat market expectations, as transactions and sales volume rose compared with the previous fiscal year. Stock selection and positioning in energy overcame the negative effect of our overweighting and aided relative performance.5 Energy equipment and services company Petrofac (U.K.), oil and gas company Royal Dutch Shell (U.K.) and a position in oil explorer Dragon Oil (Turkmenistan)6 were particularly helpful. During the period, oil prices rebounded somewhat despite higher inventories and strong global supplies because of rising global demand. Toward period-end, a decline in U.S. inventories, a sharp drop in the number of active U.S. oil rigs and unrest in the Middle East also supported oil prices. Petrofac’s share price rose after it reported an increase in order backlog due to strong performance of its engineering and construction division and

Top 10 Holdings
6/30/15
Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.4%
Credit Suisse Group AG Capital Markets, Switzerland	2.3%
BNP Paribas SA Banks, France	2.3%
Tesco PLC Food & Staples Retailing, U.K.	2.2%
Sanofi Pharmaceuticals, France	2.1%
Roche Holding AG Pharmaceuticals, Switzerland	2.1%
Hana Financial Group Inc. Banks, South Korea	2.0%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	1.9%
Nissan Motor Co. Ltd. Automobiles, Japan	1.9%
AXA SA Insurance, France	1.8%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

2. Source: MSCI. Please see Index Descriptions following the Fund Summaries.

3. Please see Index Descriptions following the Fund Summaries.

4. The consumer staples sector comprises beverages and food and staples retailing in the SOI.

5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6. Not part of the index.

Semiannual Report	TF-3

TEMPLETON FOREIGN VIP FUND

based on news that its high-cost flagship North Sea project was nearing completion. Other individual contributors included Japanese firms Nissan Motor, ITOCHU and Capcom.6 Also notably aiding relative performance was a lack of exposure to utilities, as that sector underperformed the index.

In contrast, stock selection in financials, especially banks and insurance companies, hindered Fund performance.7 Among the sector’s major detractors were the Fund’s investments in Hana Financial Group (South Korea)6 and ACE (U.S.).6 Stock selection in industrials, including German aviation company Deutsche Lufthansa, also hampered relative performance.8 Lufthansa’s share price fell after it canceled its dividend due to weak full-year 2014 earnings, which were hurt by the sale of its information technology (IT) unit, a wrong-way bet on fuel prices and an increase in its pension liabilities. The crash of a plane operated by Germanwings, Lufthansa’s budget airline, also hurt the aviation company’s stock price. Stock selection in IT, particularly the Fund’s position in Samsung Electronics (South Korea),6 hindered relative performance.9 Samsung’s full-year 2014 and first-quarter 2015 earnings declined, reflecting a slowdown in its mobile phone sales due to rising competition from Apple and low-cost rivals. The company adopted a series of measures to boost growth, including the implementation of its own operating system and introduction of its proprietary mobile payment system. The company also adopted cost-cutting measures to compete with its rivals’ expanding market share. An underweighted allocation and stock selection in the consumer discretionary sector hurt the Fund’s relative performance.10 The sector’s top detractors included investments in auto parts maker Hyundai Mobis6 and automobile maker Hyundai Motor,6 both based in South Korea.6 Other individual detractors included the Fund’s investments in steel manufacturer POSCO (South Korea),6 oil company Suncor Energy (Canada)6 and oilfield services company Trican Well Service (Canada).6 POSCO’s share price declined after news that a major shareholder sold its stake. Highlighting POSCO’s weak credit quality, international credit rating agency Moody’s Investors Service revised its outlook on the company to negative from stable.

From a geographic perspective, stock selection in Europe, primarily investments in the U.K., Switzerland, Spain and France, contributed to the Fund’s performance. A lack of exposure to Australia, which underperformed the index, helped relative results. Exposure to Turkmenistan6 and an overweighted allocation to China also aided returns. In contrast, stock selection in Asia detracted from relative returns. Our allocation in North America,6 especially in Canadian energy companies, also hurt relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar appreciated in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

8. The industrials sector comprises aerospace and defense, airlines, building products, construction and engineering, electrical equipment, industrial conglomerates, and trading companies and distributors in the SOI.

9. The information technology sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

10. The consumer discretionary sector comprises auto components, automobiles, multiline retail and specialty retail in the SOI.

TF-4	Semiannual Report

TEMPLETON FOREIGN VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,044.90	$5.17
Hypothetical (5% return before expenses)	$1,000	$1,019.74	$5.11

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 2 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	TF-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.34	$17.56		$14.63	$12.78	$14.54	$13.68

Income from investment operations[a]:

Net investment income[b]	0.23	0.53	[c]	0.34	0.38	0.42	0.28

Net realized and unrealized gains (losses)	0.48	(2.39)		3.00	1.91	(1.90)	0.86

Total from investment operations	0.71	(1.86)		3.34	2.29	(1.48)	1.14

Less distributions from:

Net investment income	(0.53)	(0.36)		(0.41)	(0.44)	(0.28)	(0.28)

Net realized gains	(0.50)	—		—	—	—	—

Total distributions	(1.03)	(0.36)		(0.41)	(0.44)	(0.28)	(0.28)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]	—	[d]

Net asset value, end of period	$15.02	$15.34		$17.56	$14.63	$12.78	$14.54

Total return[e]	4.55%	(10.89)%		23.27%	18.60%	(10.44)%	8.67%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.78%	0.77%		0.78%	0.79%	0.79%	0.78%

Expenses net of waiver and payments by affiliates	0.77%	0.77%	[g]	0.78%	0.79%	0.79% [h]	0.78%	[h]

Net investment income	2.92%	3.11%	[c]	2.16%	2.84%	2.92%	2.10%

Supplemental data

Net assets, end of period (000’s)	$248,969	$248,355		$298,468	$265,924	$254,292	$321,282

Portfolio turnover rate	6.91%	25.71%		23.61%	12.53%	21.09%	19.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

TF-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.05	$17.24		$14.37	$12.56	$14.29	$13.45

Income from investment operations[a]:

Net investment income[b]	0.21	0.48	[c]	0.30	0.34	0.37	0.25

Net realized and unrealized gains (losses)	0.48	(2.35)		2.94	1.87	(1.86)	0.84

Total from investment operations	0.69	(1.87)		3.24	2.21	(1.49)	1.09

Less distributions from:

Net investment income	(0.49)	(0.32)		(0.37)	(0.40)	(0.24)	(0.25)

Net realized gains	(0.50)	—		—	—	—	—

Total distributions	(0.99)	(0.32)		(0.37)	(0.40)	(0.24)	(0.25)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]	—	[d]

Net asset value, end of period	$14.75	$15.05		$17.24	$14.37	$12.56	$14.29

Total return[e]	4.49%	(11.13)%		22.97%	18.23%	(10.63)%	8.41%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.03%	1.02%		1.03%	1.04%	1.04%	1.03%

Expenses net of waiver and payments by affiliates	1.02%	1.02%	[g]	1.03%	1.04%	1.04% [h]	1.03%	[h]

Net investment income	2.67%	2.86%	[c]	1.91%	2.59%	2.67%	1.85%

Supplemental data

Net assets, end of period (000’s)	$1,645,639	$1,645,571		$1,873,586	$1,744,231	$1,679,412	$2,090,757

Portfolio turnover rate	6.91%	25.71%		23.61%	12.53%	21.09%	19.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014		2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.16	$17.37		$14.48	$12.66	$14.43	$13.59

Income from investment operations[a]:

Net investment income[b]	0.20	0.46	[c]	0.28	0.33	0.36	0.17

Net realized and unrealized gains (losses)	0.48	(2.36)		2.97	1.89	(1.88)	0.92

Total from investment operations	0.68	(1.90)		3.25	2.22	(1.52)	1.09

Less distributions from:

Net investment income	(0.48)	(0.31)		(0.36)	(0.40)	(0.25)	(0.25)

Net realized gains	(0.50)	—		—	—	—	—

Total distributions	(0.98)	(0.31)		(0.36)	(0.40)	(0.25)	(0.25)

Redemption fees	—	—	[d]	— [d]	— [d]	— [d]	—	[d]

Net asset value, end of period	$14.86	$15.16		$17.37	$14.48	$12.66	$14.43

Total return[e]	4.38%	(11.22)%		22.86%	18.14%	(10.74)%	8.38%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.13%	1.12%		1.13%	1.14%	1.14%	1.13%

Expenses net of waiver and payments by affiliates	1.12%	1.12%	[g]	1.13%	1.14%	1.14% [h]	1.13%	[h]

Net investment income	2.57%	2.76%	[c]	1.81%	2.49%	2.57%	1.75%

Supplemental data

Net assets, end of period (000’s)	$503,357	$503,143		$513,098	$416,277	$353,346	$305,505

Portfolio turnover rate	6.91%	25.71%		23.61%	12.53%	21.09%	19.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share received in the form of a special dividend paid in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

TF-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Templeton Foreign VIP Fund
		Country	Shares	Value

	Common Stocks 97.5%
	Aerospace & Defense 1.0%
	BAE Systems PLC	United Kingdom	3,443,320	$24,407,466

	Airlines 0.7%
a	Deutsche Lufthansa AG	Germany	1,207,980	15,569,188

	Auto Components 2.3%
	Cie Generale des Etablissements Michelin, B	France	301,290	31,559,271
	Hyundai Mobis Co. Ltd.	South Korea	118,532	22,443,628

				54,002,899

	Automobiles 3.4%
	Hero Motocorp Ltd.	India	178,802	7,099,113
	Hyundai Motor Co.	South Korea	100,134	12,163,038
	Nissan Motor Co. Ltd.	Japan	4,327,500	45,081,808
b	Toyota Motor Corp., ADR	Japan	136,317	18,232,399

				82,576,358

	Banks 14.9%
	Bangkok Bank PCL, fgn.	Thailand	2,994,500	15,809,472
	Barclays PLC	United Kingdom	5,471,520	22,391,951
	BNP Paribas SA	France	898,450	54,219,182
	DBS Group Holdings Ltd.	Singapore	929,520	14,278,542
	Hana Financial Group Inc.	South Korea	1,820,051	47,222,752
	HSBC Holdings PLC	United Kingdom	4,015,600	36,391,723
	ING Groep NV, IDR	Netherlands	1,898,874	31,340,924
	KB Financial Group Inc., ADR	South Korea	1,189,645	39,103,631
	Societe Generale SA	France	391,870	18,285,446
	Standard Chartered PLC	United Kingdom	1,546,140	24,751,368
	UniCredit SpA	Italy	5,333,111	35,809,501
	United Overseas Bank Ltd.	Singapore	985,000	16,871,297

				356,475,789

	Beverages 0.6%
	Suntory Beverage & Food Ltd.	Japan	377,600	15,040,444

	Building Products 1.0%
	Compagnie de Saint-Gobain	France	527,310	23,665,094

	Capital Markets 2.8%
	Credit Suisse Group AG	Switzerland	1,976,558	54,323,111
	GAM Holding Ltd.	Switzerland	639,660	13,441,684

				67,764,795

	Chemicals 1.0%
	Akzo Nobel NV	Netherlands	323,170	23,507,435

	Construction & Engineering 1.4%
	Carillion PLC	United Kingdom	3,750,730	20,146,106
	Sinopec Engineering Group Co. Ltd.	China	15,049,000	13,939,203

				34,085,309

	Construction Materials 1.0%
	CRH PLC	Ireland	811,570	22,900,780

	Diversified Financial Services 1.8%
	BM&F BOVESPA SA	Brazil	2,189,700	8,251,064
	Deutsche Boerse AG	Germany	419,350	34,700,337

				42,951,401

Semiannual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Diversified Telecommunication Services 4.1%
	China Telecom Corp. Ltd., H	China	52,438,357	$30,779,838
	Singapore Telecommunications Ltd.	Singapore	4,671,000	14,600,126
b	Telefonica SA, ADR	Spain	2,270,951	32,247,504
	Telenor ASA	Norway	928,054	20,333,192

				97,960,660

	Electrical Equipment 0.7%
	ABB Ltd.	Switzerland	838,920	17,566,093

	Electronic Equipment, Instruments & Components 0.9%
a	Flextronics International Ltd.	Singapore	155,274	1,756,149
	Kingboard Chemical Holdings Ltd.	Hong Kong	11,646,000	20,192,119

				21,948,268

	Energy Equipment & Services 7.1%
	Ensign Energy Services Inc.	Canada	1,965,300	19,259,625
	Petrofac Ltd.	United Kingdom	2,312,160	33,617,895
	Precision Drilling Corp.	Canada	3,553,800	23,900,656
a	SBM Offshore NV	Netherlands	2,815,920	33,359,088
	Subsea 7 SA	United Kingdom	1,397,990	13,683,324
	Technip SA	France	604,680	37,414,130
	Trican Well Service Ltd.	Canada	2,373,000	7,884,668

				169,119,386

	Food & Staples Retailing 2.8%
	Metro AG	Germany	489,650	15,432,126
	Tesco PLC	United Kingdom	15,808,630	52,787,556

				68,219,682

	Health Care Equipment & Supplies 0.7%
	Getinge AB, B	Sweden	737,270	17,737,477

	Health Care Providers & Services 1.7%
	Shanghai Pharmaceuticals Holding Co. Ltd., H	China	6,434,800	17,930,593
	Sinopharm Group Co.	China	5,059,200	22,451,540

				40,382,133

	Industrial Conglomerates 1.4%
	CK Hutchison Holdings Ltd.	Hong Kong	676,877	9,989,451
	Siemens AG	Germany	233,124	23,473,386

				33,462,837

	Insurance 7.9%
	ACE Ltd.	United States	307,649	31,281,750
	Aegon NV	Netherlands	4,446,700	32,667,479
	Aviva PLC	United Kingdom	3,200,110	24,759,813
	AXA SA	France	1,685,708	42,513,562
	China Life Insurance Co. Ltd., H	China	4,946,000	21,438,739
	Muenchener Rueckversicherungs-Gesellschaft AG	Germany	68,060	12,060,065
	NN Group NV	Netherlands	453,400	12,740,928
	Swiss Re AG	Switzerland	130,190	11,520,931

				188,983,267

	Life Sciences Tools & Services 1.9%
	Lonza Group AG	Switzerland	121,930	16,286,019
a	MorphoSys AG	Germany	116,110	8,330,694

TF-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
a	QIAGEN NV	Netherlands	807,901	$19,839,549

				44,456,262

	Metals & Mining 2.1%
	HudBay Minerals Inc.	Canada	2,891,000	24,072,378
	POSCO	South Korea	136,907	27,390,204

				51,462,582

	Multiline Retail 1.7%
	Marks & Spencer Group PLC	United Kingdom	4,756,720	40,054,248

	Oil, Gas & Consumable Fuels 7.8%
	BP PLC	United Kingdom	5,463,315	36,060,921
	Dragon Oil PLC	Turkmenistan	1,624,250	18,525,320
	Eni SpA	Italy	1,319,747	23,415,009
	Kunlun Energy Co. Ltd.	China	9,072,000	9,233,915
	LUKOIL Holdings, ADR	Russia	160,535	7,064,343
	Royal Dutch Shell PLC, A	United Kingdom	16,803	471,592
	Royal Dutch Shell PLC, B	United Kingdom	1,094,263	31,063,907
	Suncor Energy Inc.	Canada	901,700	24,834,652
	Total SA, B	France	763,826	37,088,783

				187,758,442

	Pharmaceuticals 11.6%
	Bayer AG	Germany	212,040	29,668,467
	GlaxoSmithKline PLC	United Kingdom	2,246,815	46,680,898
	Merck KGaA	Germany	233,460	23,254,844
	Novartis AG	Switzerland	252,140	24,847,290
	Roche Holding AG	Switzerland	179,480	50,287,413
	Sanofi	France	513,135	50,461,218
	Teva Pharmaceutical Industries Ltd., ADR	Israel	712,823	42,127,839
	UCB SA	Belgium	160,740	11,534,612

				278,862,581

	Semiconductors & Semiconductor Equipment 1.9%
a	GCL-Poly Energy Holdings Ltd.	China	138,306,000	31,937,425
	Infineon Technologies AG	Germany	1,103,225	13,684,214

				45,621,639

	Software 0.8%
	Capcom Co. Ltd.	Japan	952,900	18,460,053

	Specialty Retail 1.3%
	Kingfisher PLC	United Kingdom	5,856,576	31,953,967

	Technology Hardware, Storage & Peripherals 4.5%
	CANON Inc.	Japan	521,800	16,979,071
	Konica Minolta Inc.	Japan	864,300	10,091,386
	Samsung Electronics Co. Ltd.	South Korea	71,408	80,870,051

				107,940,508

	Trading Companies & Distributors 2.0%
	Daewoo International Corp.	South Korea	496,809	11,448,030
	ITOCHU Corp.	Japan	2,838,600	37,503,196

				48,951,226

Semiannual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Wireless Telecommunication Services 2.7%
	China Mobile Ltd.	China	1,340,500	$17,189,334
	SoftBank Group Corp.	Japan	477,500	28,125,643
	Vodafone Group PLC, ADR	United Kingdom	549,982	20,046,844

				65,361,821

	Total Common Stocks (Cost $2,110,115,310)			2,339,210,090

	Short Term Investments 3.0%
	Money Market Funds (Cost $58,616,745) 2.5%
a,c	Institutional Fiduciary Trust Money Market Portfolio	United States	58,616,745	58,616,745

d	Investments from Cash Collateral Received for Loaned Securities (Cost $11,088,700) 0.5%
	Money Market Funds 0.5%
a,c	Institutional Fiduciary Trust Money Market Portfolio	United States	11,088,700	11,088,700

	Total Investments (Cost $2,179,820,755) 100.5%			2,408,915,535
	Other Assets, less Liabilities (0.5)%			(10,949,941)

	Net Assets 100.0%			$2,397,965,594

See Abbreviations on page TF-22.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2015. See Note 1(c).

cSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

TF-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,110,115,310
Cost - Sweep Money Fund (Note 3e)	69,705,445

Total cost of investments	$2,179,820,755

Value - Unaffiliated issuers	$2,339,210,090
Value - Sweep Money Fund (Note 3e)	69,705,445

Total value of investments (includes securities loaned in the amount $10,972,210)	2,408,915,535
Cash	659,054
Receivables:
Capital shares sold	1,235,877
Dividends	7,452,703
Due from custodian	35,400
Other assets	1,012

Total assets	2,418,299,581

Liabilities:
Payables:
Investment securities purchased	2,114,518
Capital shares redeemed	4,069,027
Management fees	1,501,208
Distribution fees	1,032,261
Payable upon return of securities loaned	11,124,100
Accrued expenses and other liabilities	492,873

Total liabilities	20,333,987

Net assets, at value	$2,397,965,594

Net assets consist of:
Paid-in capital	$2,140,693,451
Undistributed net investment income	32,906,565
Net unrealized appreciation (depreciation)	229,091,761
Accumulated net realized gain (loss)	(4,726,183)

Net assets, at value	$2,397,965,594

Class 1:
Net assets, at value	$248,969,472

Shares outstanding	16,572,304

Net asset value and maximum offering price per share	$15.02

Class 2:
Net assets, at value	$1,645,639,135

Shares outstanding	111,579,509

Net asset value and maximum offering price per share	$14.75

Class 4:
Net assets, at value	$503,356,987

Shares outstanding	33,869,747

Net asset value and maximum offering price per share	$14.86

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Templeton Foreign VIP Fund
Investment income:
Dividends (net of foreign taxes of $4,664,676)	$44,680,190
Income from securities loaned	737,942

Total investment income	45,418,132

Expenses:
Management fees (Note 3a)	9,144,270
Distribution fees: (Note 3c)
Class 2	2,112,759
Class 4	897,956
Custodian fees (Note 4)	121,101
Reports to shareholders	204,743
Registration and filing fees	330
Professional fees	50,756
Trustees’ fees and expenses	5,478
Other	30,838

Total expenses	12,568,231
Expenses waived/paid by affiliates (Note 3e)	(62,711)

Net expenses	12,505,520

Net investment income	32,912,612

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(483,705)
Foreign currency transactions	418,713

Net realized gain (loss)	(64,992)

Net change in unrealized appreciation (depreciation) on:
Investments	75,895,400
Translation of other assets and liabilities denominated in foreign currencies	89,921

Net change in unrealized appreciation (depreciation)	75,985,321

Net realized and unrealized gain (loss)	75,920,329

Net increase (decrease) in net assets resulting from operations	$108,832,941

TF-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$32,912,612	$75,694,144
Net realized gain (loss)	(64,992)	132,002,353
Net change in unrealized appreciation (depreciation)	75,985,321	(498,830,366)

Net increase (decrease) in net assets resulting from operations	108,832,941	(291,133,869)

Distributions to shareholders from:
Net investment income:
Class 1	(8,346,614)	(5,893,509)
Class 2	(51,791,116)	(34,594,703)
Class 4	(15,312,865)	(9,091,879)
Net realized gains:
Class 1	(7,826,999)	—
Class 2	(52,898,439)	—
Class 4	(16,028,658)	—

Total distributions to shareholders	(152,204,691)	(49,580,091)

Capital share transactions: (Note 2)
Class 1	5,266,931	(13,666,266)
Class 2	29,855,580	10,314,563
Class 3	—	(96,991,462)
Class 4	9,146,216	57,564,581

Total capital share transactions	44,268,727	(42,778,584)

Redemption fees	—	3,115

Net increase (decrease) in net assets	896,977	(383,489,429)
Net assets:
Beginning of period	2,397,068,617	2,780,558,046

End of period	$2,397,965,594	$2,397,068,617

Undistributed net investment income included in net assets:
End of period	$32,906,565	$75,444,548

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

TF-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The total cash collateral received at period end was $11,124,100, of which $35,400 was uninvested cash included in due from custodian in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an

Semiannual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the period.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TF-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	232,679	$3,715,265	620,933	$10,378,692
Shares issued in reinvestment of distributions	1,057,790	16,173,613	329,615	5,893,509
Shares redeemed	(910,134)	(14,621,947)	(1,754,194)	(29,938,467)

Net increase (decrease)	380,335	$5,266,931	(803,646)	$(13,666,266)

Class 2 Shares:
Shares sold	6,958,125	$108,664,246	18,861,260	$315,063,591
Shares issued in reinvestment of distributions	6,974,654	104,689,555	1,967,844	34,594,703
Shares redeemed	(11,669,847)	(183,498,221)	(20,169,191)	(339,343,731)

Net increase (decrease)	2,262,932	$29,855,580	659,913	$10,314,563

Class 3 Shares[a]:
Shares sold			149,791	$2,553,688
Shares redeemed			(5,703,761)	(99,545,150)

Net increase (decrease)			(5,553,970)	$(96,991,462)

Class 4 Shares:
Shares sold	1,542,741	$24,309,180	6,994,024	$113,655,992
Shares issued in reinvestment of distributions	2,072,852	31,341,523	513,375	9,091,879
Shares redeemed	(2,938,570)	(46,504,487)	(3,859,063)	(65,183,290)

Net increase (decrease)	677,023	$9,146,216	3,648,336	$57,564,581

aEffective May 1, 2014, all Class 3 Shares were converted to Class 2.

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

TF-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,184,481,312

Unrealized appreciation	$441,828,050
Unrealized depreciation	(217,393,827)

Net unrealized appreciation (depreciation)	$224,434,223

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $199,856,523 and $163,698,190 respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Semiannual Report	TF-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

9. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

TF-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 12, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0275	$0.5528
Class 2	$0.0275	$0.5105
Class 4	$0.0275	$0.4982

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Semiannual Report	TF-23

Templeton Global Bond VIP Fund

This semiannual report for Templeton Global Bond VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares had a -0.31% total return for the six-month period ended June 30, 2015.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TGB-1

TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

Templeton Global Bond VIP Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**The Fund’s euro area investments were in Ireland, Slovenia and Portugal.

***The Fund’s supranational investment was denominated in the Mexican peso.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the J.P. Morgan (JPM) Global Government Bond Index (GGBI) had a -3.43% total return and the Citigroup World Government Bond Index, had a -4.02% total return for the same period.1

Economic and Market Overview

During the period, global financial markets were influenced by growth in the U.S., economic stabilization in China, lower oil prices, and the abundance of global liquidity from the Bank of Japan (BOJ) and the European Central Bank (ECB). Yields generally increased across much of Europe, Asia and the Americas during the period, though select markets experienced a decline in yields. The yield on the 10-year U.S. Treasury note declined from 2.17% at the start of the period to a low of 1.68% at the end of January, before rising to 2.35% by the end of June. The U.S. dollar broadly strengthened against most developed and emerging market currencies over the six-month period.

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TGB-2	Semiannual Report

TEMPLETON GLOBAL BOND VIP FUND

We continued to see differentiation among specific emerging market economies; some have healthy current account and fiscal balances, with large international reserves, while others struggle with deficits and economic imbalances. We believed economies that we feel have healthier balances and stronger growth prospects, such as Mexico, will be in a stronger position to potentially raise rates in conjunction with U.S. Federal Reserve rate hikes, which should lead to a fundamental strengthening of their respective currencies over the medium-to-long term.

In March, the ECB launched quantitative easing (QE) with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB has stated that it intends to continue its asset purchases until it sees a sustained adjustment in the path of inflation toward its price stability norm of inflation below and close to 2.0%, making the program effectively open ended. This could keep interest rates low for a while, and we anticipated that it would put further downward pressure on the euro. Additionally, we believed the ECB would likely continue with QE until there is a resolution to the debt crisis in Greece. The euro depreciated 7.92% against the U.S. dollar over the six-month period.2

Japan remained heavily indebted, compelling the country down a road of extraordinary policy measures. With government debt at more than 200% of gross domestic product, a persistent trade deficit and a current account deficit, Japan has become reliant on its central bank to function as the buyer of last resort for its debt financing. Though Japan’s QE measures have been positive for global risk assets, they are likely to contribute to further yen depreciation, in our assessment. The Japanese yen depreciated 2.02% against the U.S. dollar over the six-month period.2

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Currency Breakdown*
6/30/15
% of Total Net Assets
Americas	101.1%
U.S. Dollar	78.7%
Mexican Peso	15.2%
Brazilian Real	4.2%
Chilean Peso	2.9%
Peruvian Nuevo Sol	0.1%
Asia Pacific	24.4%
South Korean Won	14.7%
Malaysian Ringgit	14.5%
Singapore Dollar	7.5%
Indonesian Rupiah	4.8%
Indian Rupee	4.0%
Philippine Peso	2.0%
Sri Lankan Rupee	1.3%
Japanese Yen	-24.4%
Europe	-23.1%
Polish Zloty	8.0%
Hungarian Forint	3.2%
Euro	-34.3%
Australia & New Zealand	-2.4%
Australian Dollar	-2.4%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Manager’s Discussion

The core of our fixed income strategy remained positioning ourselves to navigate what we think is a rising-rate environment. Consequently, we continued to position defensively with regard to duration while actively seeking opportunities that could potentially offer positive real yields without taking undue interest rate risk. The Fund maintained low duration exposure with some select duration exposures in countries that had higher rates and/or that had healthier fiscal and monetary fundamentals, in our view.

2. Source: FactSet

Semiannual Report	TGB-3

TEMPLETON GLOBAL BOND VIP FUND

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

During the period, we selectively used interest rate swaps to manage duration exposures and used currency forwards to manage currency exposures. For example, we increased our negative duration exposure to U.S. Treasuries during the period. We also continued to position for value in currencies across several developed and emerging market economies that we believed had strong growth fundamentals. We maintained net-negative positions in the Japanese yen and the euro, through the use of currency forwards, as we continued to expect accommodative monetary policies from the BOJ and ECB.

What is an interest rate swap?

An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s absolute performance benefited from interest rate strategies. Currency positions detracted from absolute return, while sovereign credit exposures had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Negative duration exposures to U.S. Treasuries contributed to absolute return. Among currencies, the Fund’s net-negative positions in the euro and the Japanese yen, through the use of currency forwards, contributed to absolute performance. However, currency positions in Latin America and Asia ex-Japan detracted from absolute results.

Relative to the JPM GGBI, currency positions and interest rate strategies contributed to performance while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro and the Japanese yen contributed to relative return. However, overweighted currency positions in Latin America and Asia ex-Japan detracted from relative results. The Fund maintained a shorter duration positioning relative to the JPM GGBI. Underweighted duration exposure to the U.S. contributed to relative performance.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGB-4	Semiannual Report

TEMPLETON GLOBAL BOND VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$996.90	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.81

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (0.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	TGB-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.56	$19.15	$20.01	$18.61	$19.94	$17.72

Income from investment operations[a]:

Net investment income[b]	0.28	0.58	0.64	0.72	0.87	1.00

Net realized and unrealized gains (losses)	(0.31)	(0.16)	(0.30)	1.99	(0.92)	1.58

Total from investment operations	(0.03)	0.42	0.34	2.71	(0.05)	2.58

Less distributions from:

Net investment income and net foreign currency gains	(1.43)	(1.01)	(0.96)	(1.28)	(1.15)	(0.31)

Net realized gains	(0.09)	—	(0.24)	(0.03)	(0.13)	(0.05)

Total distributions	(1.52)	(1.01)	(1.20)	(1.31)	(1.28)	(0.36)

Redemption fees	—	— [c]	— [c]	— [c]	— [c]	— [c]

Net asset value, end of period	$17.01	$18.56	$19.15	$20.01	$18.61	$19.94

Total return[d]	(0.17)%	2.12%	1.89%	15.31%	(0.61)%	14.71%

Ratios to average net assets[e]

Expenses[f]	0.51%	0.51%	0.51%	0.55%	0.56%	0.55%

Net investment income	3.02%	3.08%	3.26%	3.71%	4.40%	5.27%

Supplemental data

Net assets, end of period (000’s)	$314,491	$323,491	$280,963	$307,142	$269,819	$272,232

Portfolio turnover rate	27.46%	39.14%	34.39%	43.26%	34.18%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

TGB-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.99	$18.60	$19.47	$18.15	$19.49	$17.34

Income from investment operations[a]:

Net investment income[b]	0.25	0.52	0.57	0.65	0.79	0.93

Net realized and unrealized gains (losses)	(0.30)	(0.17)	(0.27)	1.94	(0.89)	1.54

Total from investment operations	(0.05)	0.35	0.30	2.59	(0.10)	2.47

Less distributions from:

Net investment income and net foreign currency gains	(1.39)	(0.96)	(0.93)	(1.24)	(1.11)	(0.27)

Net realized gains	(0.09)	—	(0.24)	(0.03)	(0.13)	(0.05)

Total distributions	(1.48)	(0.96)	(1.17)	(1.27)	(1.24)	(0.32)

Redemption fees	—	— [c]	— [c]	— [c]	— [c]	— [c]

Net asset value, end of period	$16.46	$17.99	$18.60	$19.47	$18.15	$19.49

Total return[d]	(0.31)%	1.83%	1.63%	15.07%	(0.87)%	14.45%

Ratios to average net assets[e]

Expenses[f]	0.76%	0.76%	0.76%	0.80%	0.81%	0.80%

Net investment income	2.77%	2.83%	3.01%	3.46%	4.15%	5.02%

Supplemental data

Net assets, end of period (000’s)	$3,182,833	$3,177,638	$2,826,039	$2,418,229	$1,812,814	$1,490,794

Portfolio turnover rate	27.46%	39.14%	34.39%	43.26%	34.18%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.38	$18.97	$19.82	$18.44	$19.78	$17.61

Income from investment operations[a]:

Net investment income[b]	0.24	0.51	0.56	0.64	0.79	0.93

Net realized and unrealized gains (losses)	(0.30)	(0.18)	(0.28)	1.98	(0.91)	1.56

Total from investment operations	(0.06)	0.33	0.28	2.62	(0.12)	2.49

Less distributions from:

Net investment income and net foreign currency gains	(1.36)	(0.92)	(0.89)	(1.21)	(1.09)	(0.27)

Net realized gains	(0.09)	—	(0.24)	(0.03)	(0.13)	(0.05)

Total distributions	(1.45)	(0.92)	(1.13)	(1.24)	(1.22)	(0.32)

Redemption fees	—	— [c]	— [c]	— [c]	— [c]	— [c]

Net asset value, end of period	$16.87	$18.38	$18.97	$19.82	$18.44	$19.78

Total return[d]	(0.31)%	1.69%	1.54%	14.97%	(0.96)%	14.28%

Ratios to average net assets[e]

Expenses[f]	0.86%	0.86%	0.86%	0.90%	0.91%	0.90%

Net investment income	2.67%	2.73%	2.91%	3.36%	4.05%	4.92%

Supplemental data

Net assets, end of period (000’s)	$112,169	$111,199	$118,145	$163,241	$151,695	$150,891

Portfolio turnover rate	27.46%	39.14%	34.39%	43.26%	34.18%	8.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

TGB-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Templeton Global Bond VIP Fund
		Principal Amount*		Value
	Foreign Government and Agency Securities 57.4%
	Brazil 4.2%
	Letra Tesouro Nacional, Strip,
	10/01/15	4,950	[a] BRL	$1,538,310
	1/01/16	38,490	[a] BRL	11,564,962
	7/01/16	8,470	[a] BRL	2,382,589
	10/01/16	4,700	[a] BRL	1,278,541
	1/01/17	46,660	[a] BRL	12,326,675
	1/01/18	28,770	[a] BRL	6,776,823
	Nota Do Tesouro Nacional,
	9.762%, 1/01/17	104,630	[a] BRL	31,961,466
	10.00%, 1/01/21	9,240	[a] BRL	2,672,259
	10.00%, 1/01/23	26,700	[a] BRL	7,570,231
	[b] Index Linked, 6.00%, 8/15/16	14,388	[a] BRL	12,168,172
	[b] Index Linked, 6.00%, 5/15/17	202	[a] BRL	171,030
	[b] Index Linked, 6.00%, 8/15/18	15,665	[a] BRL	13,178,938
	[b] Index Linked, 6.00%, 5/15/19	8,578	[a] BRL	7,180,752
	[b] Index Linked, 6.00%, 8/15/20	1,090	[a] BRL	910,788
	[b] Index Linked, 6.00%, 8/15/22	18,770	[a] BRL	15,643,442
	[b] Index Linked, 6.00%, 5/15/23	5,716	[a] BRL	4,764,418
	[b] Index Linked, 6.00%, 8/15/24	3,110	[a] BRL	2,635,160
	[b] Index Linked, 6.00%, 5/15/45	10,825	[a] BRL	9,176,960
	senior note, 10.00%, 1/01/19	21,390	[a] BRL	6,355,738

				150,257,254

	Hungary 3.9%
	Government of Hungary,
	4.125%, 2/19/18	13,132,000		13,692,802
	4.00%, 4/25/18	629,920,000	HUF	2,345,975
	6.50%, 6/24/19	1,445,130,000	HUF	5,859,521
	7.50%, 11/12/20	317,540,000	HUF	1,368,099
	5.375%, 2/21/23	26,430,000		28,674,568
	A, 6.75%, 11/24/17	2,394,300,000	HUF	9,498,854
	A, 5.50%, 12/20/18	446,060,000	HUF	1,746,997
	A, 7.00%, 6/24/22	1,459,910,000	HUF	6,219,638
	A, 6.00%, 11/24/23	1,118,980,000	HUF	4,574,351
	B, 6.75%, 2/24/17	178,880,000	HUF	686,893
	B, 5.50%, 6/24/25	2,661,360,000	HUF	10,671,975
	senior note, 6.25%, 1/29/20	6,420,000		7,201,410
	senior note, 6.375%, 3/29/21	14,820,000		16,876,794
	[c] senior note, Reg S, 4.375%, 7/04/17	6,602,000	EUR	7,849,638
	[c] senior note, Reg S, 5.75%, 6/11/18	14,475,000	EUR	18,242,492
	[c] senior note, Reg S, 3.875%, 2/24/20	3,120,000	EUR	3,821,315

				139,331,322

	Iceland 0.2%
d	Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		8,641,399

	India 2.0%
	Government of India,
	senior bond, 7.80%, 5/03/20	720,800,000	INR	11,228,343
	senior bond, 8.28%, 9/21/27	217,800,000	INR	3,457,039
	senior bond, 8.60%, 6/02/28	747,500,000	INR	12,196,027
	senior note, 7.28%, 6/03/19	28,000,000	INR	431,389
	senior note, 8.12%, 12/10/20	541,300,000	INR	8,524,013

Semiannual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	India (continued)
	senior note, 8.35%, 5/14/22	212,700,000	INR	$3,387,852
	senior note, 7.16%, 5/20/23	133,700,000	INR	1,986,151
	senior note, 8.83%, 11/25/23	1,805,900,000	INR	29,607,967

				70,818,781

	Indonesia 4.6%
	Government of Indonesia,
	7.875%, 4/15/19	183,634,000,000	IDR	13,706,130
	8.375%, 3/15/34	81,180,000,000	IDR	6,073,660
	FR31, 11.00%, 11/15/20	243,036,000,000	IDR	20,377,208
	FR34, 12.80%, 6/15/21	390,269,000,000	IDR	35,386,783
	FR35, 12.90%, 6/15/22	67,421,000,000	IDR	6,267,207
	FR36, 11.50%, 9/15/19	49,810,000,000	IDR	4,169,246
	FR39, 11.75%, 8/15/23	5,491,000,000	IDR	493,953
	FR40, 11.00%, 9/15/25	46,856,000,000	IDR	4,143,659
	FR43, 10.25%, 7/15/22	146,713,000,000	IDR	12,134,456
	FR44, 10.00%, 9/15/24	4,454,000,000	IDR	369,536
	FR46, 9.50%, 7/15/23	226,780,000,000	IDR	18,168,003
	FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,301,404
	FR61, 7.00%, 5/15/22	198,861,000,000	IDR	13,983,289
	senior bond, 5.625%, 5/15/23	240,596,000,000	IDR	15,311,433
	senior bond, 9.00%, 3/15/29	20,350,000,000	IDR	1,610,294
	senior bond, FR53, 8.25%, 7/15/21	51,204,000,000	IDR	3,839,424
	senior bond, FR56, 8.375%, 9/15/26	4,994,000,000	IDR	377,420
	senior note, 8.50%, 10/15/16	3,358,000,000	IDR	254,917
	senior note, FR70, 8.375%, 3/15/24	113,021,000,000	IDR	8,527,966

				166,495,988

	Ireland 1.4%
	Government of Ireland, senior bond, 5.40%, 3/13/25	34,251,980	EUR	50,967,986

	Lithuania 0.5%
d	Government of Lithuania, 144A,
	7.375%, 2/11/20	12,690,000		15,145,325
	6.125%, 3/09/21	3,240,000		3,741,050

				18,886,375

	Malaysia 7.2%
	Government of Malaysia,
	3.835%, 8/12/15	204,045,000	MYR	54,095,840
	4.72%, 9/30/15	47,770,000	MYR	12,705,643
	3.197%, 10/15/15	193,520,000	MYR	51,287,029
	senior bond, 4.262%, 9/15/16	57,800,000	MYR	15,524,172
	senior bond, 3.814%, 2/15/17	63,345,000	MYR	16,959,783
	senior bond, 4.24%, 2/07/18	44,360,000	MYR	12,035,066
	senior note, 3.172%, 7/15/16	147,616,000	MYR	39,149,225
	senior note, 3.394%, 3/15/17	220,880,000	MYR	58,751,564

				260,508,322

	Mexico 7.1%
	Government of Mexico,
	8.00%, 12/17/15	8,264,450	[f] MXN	53,734,528
	6.25%, 6/16/16	5,519,810	[f] MXN	36,021,580

TGB-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Mexico (continued)
	7.25%, 12/15/16	18,216,300[f]	MXN	$121,476,189
	7.75%, 12/14/17	4,473,000[f]	MXN	30,735,058
g	Mexican Udibonos, Index Linked,
	5.00%, 6/16/16	593,742[h]	MXN	3,962,022
	3.50%, 12/14/17	595,273[h]	MXN	4,030,367
	4.00%, 6/13/19	408,580[h]	MXN	2,820,686
	2.50%, 12/10/20	321,778[h]	MXN	2,080,820

				254,861,250

	Peru 0.1%
	Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	3,876,665

	Philippines 1.3%
	Government of the Philippines,
	senior bond, 7.00%, 1/27/16	1,053,220,000	PHP	23,852,901
	senior bond, 9.125%, 9/04/16	31,840,000	PHP	748,805
	senior note, 1.625%, 4/25/16	985,550,000	PHP	21,730,804

				46,332,510

	Poland 5.9%
	Government of Poland,
	6.25%, 10/24/15	34,630,000	PLN	9,336,308
	5.00%, 4/25/16	61,000,000	PLN	16,645,037
	4.75%, 10/25/16	340,685,000	PLN	93,990,234
	5.75%, 9/23/22	48,750,000	PLN	15,154,408
	[j] FRN, 2.01%, 1/25/17	59,279,000	PLN	15,754,613
	[j] FRN, 2.01%, 1/25/21	60,135,000	PLN	15,780,173
	Strip, 1/25/16	177,077,000	PLN	46,644,168

				213,304,941

	Portugal 2.2%
	Government of Portugal,
	[d] 144A, 5.125%, 10/15/24	28,820,000		29,689,067
	[c] Reg S, 3.875%, 2/15/30	41,530,000	EUR	48,967,529
	[c] senior bond, Reg S, 4.95%, 10/25/23	284,900	EUR	372,342
	[c] senior note, Reg S, 5.65%, 2/15/24	712,400	EUR	969,449

				79,998,387

	Serbia 1.4%
d	Government of Serbia, senior note, 144A,
	5.25%, 11/21/17	4,590,000		4,759,876
	4.875%, 2/25/20	8,800,000		8,918,756
	7.25%, 9/28/21	32,130,000		36,107,533

				49,786,165

	Singapore 0.2%
	Government of Singapore, senior note, 1.125%, 4/01/16	11,000,000	SGD	8,181,602

	Slovenia 0.4%
d	Government of Slovenia, senior note, 144A,
	5.50%, 10/26/22	8,140,000		9,069,629
	5.85%, 5/10/23	5,030,000		5,705,252

				14,774,881

Semiannual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	South Korea 11.2%
	Korea Monetary Stabilization Bond, senior note,
	2.80%, 8/02/15	68,737,030,000	KRW	$61,460,411
	2.81%, 10/02/15	2,932,000,000	KRW	2,627,084
	2.90%, 12/02/15	55,739,500,000	KRW	50,065,236
	2.78%, 2/02/16	20,416,550,000	KRW	18,364,135
	2.80%, 4/02/16	38,761,670,000	KRW	34,936,358
	2.79%, 6/02/16	24,830,400,000	KRW	22,418,661
	1.62%, 6/09/16	6,427,100,000	KRW	5,741,406
	2.46%, 8/02/16	48,720,700,000	KRW	43,904,766
	2.22%, 10/02/16	8,481,500,000	KRW	7,628,517
	2.07%, 12/02/16	32,544,900,000	KRW	29,238,205
	1.96%, 2/02/17	16,503,100,000	KRW	14,809,278
	Korea Treasury Bond,
	senior bond, 4.00%, 3/10/16	1,283,100,000	KRW	1,165,086
	senior note, 4.00%, 9/10/15	3,390,100,000	KRW	3,042,236
	senior note, 2.75%, 12/10/15	32,942,000,000	KRW	29,576,510
	senior note, 2.75%, 6/10/16	41,481,500,000	KRW	37,447,018
	senior note, 5.00%, 9/10/16	2,806,000,000	KRW	2,605,166
	senior note, 3.00%, 12/10/16	44,123,360,000	KRW	40,160,950

				405,191,023

	Sri Lanka 1.3%
	Government of Sri Lanka,
	8.25%, 3/01/17	41,710,000	LKR	317,901
	8.00%, 6/15/17	40,210,000	LKR	305,302
	10.60%, 7/01/19	447,990,000	LKR	3,641,052
	10.60%, 9/15/19	644,010,000	LKR	5,234,932
	8.00%, 11/01/19	40,210,000	LKR	299,151
	11.20%, 7/01/22	69,990,000	LKR	584,502
	A, 6.50%, 7/15/15	239,920,000	LKR	1,792,089
	A, 11.00%, 8/01/15	1,349,700,000	LKR	10,117,206
	A, 8.50%, 11/01/15	144,870,000	LKR	1,088,786
	A, 6.40%, 8/01/16	109,200,000	LKR	814,270
	A, 5.80%, 1/15/17	112,300,000	LKR	825,819
	A, 7.50%, 8/15/18	63,830,000	LKR	474,010
	A, 8.00%, 11/15/18	512,300,000	LKR	3,849,348
	A, 9.00%, 5/01/21	861,720,000	LKR	6,506,761
	B, 6.40%, 10/01/16	119,100,000	LKR	885,974
	B, 8.50%, 7/15/18	146,350,000	LKR	1,115,431
	C, 8.50%, 4/01/18	483,480,000	LKR	3,694,511
	D, 8.50%, 6/01/18	633,000,000	LKR	4,830,425

				46,377,470

k	Supranational 0.4%
	Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	14,468,398

	Ukraine 1.9%
d	Government of Ukraine,
	144A, 9.25%, 7/24/17	57,230,000		27,863,856
	144A, 7.75%, 9/23/20	17,227,000		8,508,157
	senior bond, 144A, 6.58%, 11/21/16	12,541,000		6,239,148
	senior bond, 144A, 7.80%, 11/28/22	10,110,000		5,320,388

TGB-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Ukraine (continued)
	senior note, 144A, 4.95%, 10/13/15	290,000	EUR	$170,887
	senior note, 144A, 6.25%, 6/17/16	8,760,000		4,341,675
	senior note, 144A, 7.95%, 2/23/21	24,098,000		12,726,756
	senior note, 144A, 7.50%, 4/17/23	8,160,000		4,289,100

				69,459,967

	Total Foreign Government and Agency Securities (Cost $2,295,326,495)			2,072,520,686

	Quasi-Sovereign and Corporate Bonds 0.1%
	South Korea 0.0%†
	The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	230,000	EUR	274,315

	Ukraine 0.1%
d	Financing of Infrastructure Projects State Enterprise, 144A,
	8.375%, 11/03/17	1,100,000		538,131
	7.40%, 4/20/18	840,000		415,800
c,l	State Export-Import Bank of Ukraine, (Biz Finance PLC), loan participation, Reg S, 8.75%, 1/22/18	2,480,000		1,858,450

				2,812,381

	Total Quasi-Sovereign and Corporate Bonds (Cost $4,126,532)			3,086,696

	Total Investments before Short Term Investments (Cost $2,299,453,027)			2,075,607,382

	Short Term Investments 29.0%
	Foreign Government and Agency Securities 16.4%
	Indonesia 0.1%
e	Indonesia Treasury Bills, 1/07/16 - 2/04/16	40,862,000,000	IDR	2,965,687

	Malaysia 3.3%
e	Bank of Negara Monetary Notes, 7/16/15 - 11/24/15	350,910,000	MYR	92,358,280
e	Malaysia Treasury Bills, 4/29/15 - 5/27/16	102,330,000	MYR	26,895,130

				119,253,410

	Mexico 7.3%
e	Mexico Treasury Bills,
	3/31/16	132,797,920	[i] MXN	82,303,525
	9/17/15 - 6/23/16	292,512,040	[i] MXN	182,207,957

				264,511,482

	Philippines 0.5%
e	Philippine Treasury Bills, 7/08/15 - 3/02/16	817,460,000	PHP	18,017,235

	Singapore 3.4%
e	Monetary Authority of Singapore Treasury Bills,
	7/31/15	56,520,000	SGD	41,938,688
	7/03/15 - 8/21/15	107,130,000	SGD	79,488,782

				121,427,470

Semiannual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
	Short Term Investments (continued)
	Foreign Government and Agency Securities (continued)
	South Korea 1.8%
	Korea Monetary Stabilization Bonds,
	[e] 7/07/15 - 12/15/15	56,995,780,000	KRW	$50,700,245
	senior note, 2.13%, 10/08/15	3,266,500,000	KRW	2,922,022
	senior note, 1.92%, 3/09/16	640,770,000	KRW	573,641
	senior note, 1.74%, 5/09/16	11,405,300,000	KRW	10,199,107

				64,395,015

	Total Foreign Government and Agency Securities (Cost $615,412,396)			590,570,299

	U.S. Government and Agency Securities 11.8%
	United States 11.8%
e	FHLB,
	7/01/15	223,446,000		223,446,000
	7/06/15	203,295,000		203,294,797

	Total U.S. Government and Agency Securities (Cost $426,739,681)			426,740,797

	Total Investments before Repurchase Agreements (Cost $3,341,605,104)			3,092,918,478

	Repurchase Agreements (Cost $29,083,774) 0.8%
	United States 0.8%
m	Joint Repurchase Agreement, 0.095%, 7/01/15 (Maturity Value $29,083,851)	29,083,774		29,083,774
	BNP Paribas Securities Corp. (Maturity Value $7,137,177)
	HSBC Securities (USA) Inc. (Maturity Value $14,988,072) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $6,958,602)

Collateralized by U.S. Government Agency Securities, 0.000% - 5.50%, 12/01/15 - 6/12/20; U.S. Government Agency Securities, Strips, 6/01/17; [e]U.S. Treasury Bills, 3/31/16; U.S. Treasury Bonds, 3.125%, 8/15/44; and U.S. Treasury Notes, 1.25% - 1.75%, 1/31/19 - 9/30/19 (valued at $29,671,401)

	Total Investments (Cost $3,370,688,878) 86.5%			3,122,002,252
	Other Assets, less Liabilities 13.5%			487,491,722

	Net Assets 100.0%			$3,609,493,974

TGB-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

See Abbreviations on page TGB-38.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(h).

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $82,081,215, representing 2.27% of net assets.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2015, the aggregate value of these securities was $192,191,785, representing 5.32% of net assets.

eThe security is traded on a discount basis with no stated coupon rate.

fPrincipal amount is stated in 100 Mexican Peso Units.

gPrincipal amount of security is adjusted for inflation. See Note 1(h).

hPrincipal amount is stated in Unidad de Inversion Units.

iPrincipal amount is stated in 10 Mexican Peso Units.

jThe coupon rate shown represents the rate at period end.

kA supranational organization is an entity formed by two or more central governments through international treaties.

lSee Note 1(f) regarding loan participation notes.

mSee Note 1(c) regarding joint repurchase agreement.

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Malaysian Ringgit	JPHQ	Buy	5,661,200	1,519,785		7/03/15	$—	$(20,729)
Chilean Peso	DBAB	Buy	719,621,000	1,148,710		7/06/15	—	(23,675)
Chilean Peso	DBAB	Sell	719,621,000	1,136,842		7/06/15	11,807	—
Chilean Peso	MSCO	Buy	3,180,970,000	5,105,317		7/06/15	—	(132,278)
Chilean Peso	MSCO	Sell	3,180,970,000	5,027,215		7/06/15	54,175	—
Indian Rupee	DBAB	Buy	457,757,494	7,153,858		7/06/15	41,302	—
Indian Rupee	DBAB	Sell	457,757,494	7,173,758		7/06/15	—	(21,402)
Chilean Peso	DBAB	Buy	1,461,296,000	2,316,723		7/07/15	—	(32,392)
Chilean Peso	DBAB	Sell	1,461,296,000	2,308,524		7/07/15	24,194	—
Chilean Peso	DBAB	Buy	1,151,779,000	1,828,656		7/08/15	—	(28,342)
Malaysian Ringgit	DBAB	Buy	8,862,500	2,449,219		7/08/15	—	(103,521)
Malaysian Ringgit	DBAB	Sell	8,862,500	2,456,211		7/08/15	110,513	—
Chilean Peso	CITI	Buy	2,285,090,000	3,618,053		7/09/15	—	(46,635)
Hungarian Forint	DBAB	Buy	18,260,690,000	58,591,703	EUR	7/09/15	—	(758,431)
Indian Rupee	DBAB	Buy	258,123,000	4,070,704		7/09/15	5,595	(21,026)
Polish Zloty	DBAB	Buy	17,528,000	4,201,846	EUR	7/09/15	—	(25,973)
Mexican Peso	CITI	Buy	105,786,172	7,946,081		7/10/15	—	(1,220,944)
Mexican Peso	CITI	Sell	105,786,172	6,930,981		7/10/15	205,844	—
Chilean Peso	DBAB	Buy	1,284,460,000	2,080,771		7/13/15	—	(74,029)
Mexican Peso	CITI	Buy	109,357,558	7,383,237		7/13/15	—	(432,637)
Mexican Peso	CITI	Sell	109,357,558	7,163,472		7/13/15	212,871	—
Polish Zloty	BZWS	Buy	17,528,000	4,213,092	EUR	7/13/15	—	(39,294)
Polish Zloty	CITI	Buy	5,990,000	1,436,322	EUR	7/13/15	—	(9,576)
Polish Zloty	DBAB	Buy	17,528,000	4,198,122	EUR	7/13/15	—	(22,608)
Malaysian Ringgit	DBAB	Buy	18,006,622	5,557,599		7/14/15	—	(794,212)
Malaysian Ringgit	DBAB	Sell	18,006,622	4,987,984		7/14/15	224,596	—
Polish Zloty	DBAB	Buy	30,704,000	7,396,415	EUR	7/14/15	—	(87,338)
Chilean Peso	MSCO	Buy	2,370,410,000	3,780,860		7/15/15	—	(78,222)
Indian Rupee	DBAB	Buy	239,338,000	3,782,445		7/15/15	—	(25,955)
Malaysian Ringgit	DBAB	Buy	13,610,000	4,200,617		7/15/15	—	(600,612)

Semiannual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	DBAB	Sell	13,610,000	3,769,770		7/15/15	$169,765	$—
Euro	BZWS	Sell	2,243,000	3,063,624		7/16/15	563,362	—
Euro	MSCO	Sell	9,679,000	13,215,319		7/16/15	2,426,184	—
Japanese Yen	HSBC	Sell	536,380,000	4,620,779		7/16/15	237,343	—
Japanese Yen	SCNY	Sell	707,660,000	6,070,635		7/16/15	287,455	—
Chilean Peso	MSCO	Buy	1,592,750,000	2,507,517		7/17/15	—	(20,080)
Indian Rupee	JPHQ	Buy	21,500,000	339,585		7/17/15	—	(2,245)
Chilean Peso	BZWS	Buy	199,342,000	311,837		7/20/15	—	(609)
Chilean Peso	DBAB	Buy	2,188,820,000	3,517,872		7/20/15	—	(100,520)
Chilean Peso	MSCO	Buy	4,469,425,000	7,036,527		7/20/15	—	(58,520)
Euro	BZWS	Sell	3,518,000	4,769,458		7/20/15	847,744	—
Indian Rupee	DBAB	Buy	491,655,000	7,759,094		7/20/15	—	(48,657)
Malaysian Ringgit	DBAB	Buy	2,637,000	807,781		7/20/15	—	(110,574)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,581,641	EUR	7/20/15	150,732	—
Malaysian Ringgit	DBAB	Sell	2,637,000	730,127		7/20/15	32,920	—
Japanese Yen	DBAB	Sell	858,140,000	7,379,628		7/21/15	366,242	—
Euro	DBAB	Sell	1,935,000	2,623,667		7/22/15	466,553	—
Euro	MSCO	Sell	12,182,000	16,491,261		7/22/15	2,910,922	—
Indian Rupee	DBAB	Buy	79,271,000	1,247,708		7/22/15	—	(4,934)
Indian Rupee	JPHQ	Buy	378,455,000	5,959,612		7/22/15	—	(26,370)
Malaysian Ringgit	DBAB	Buy	4,160,000	1,279,016		7/22/15	—	(179,333)
Malaysian Ringgit	DBAB	Buy	12,933,000	2,932,587	EUR	7/22/15	149,589	—
Malaysian Ringgit	DBAB	Sell	4,160,000	1,151,621		7/22/15	51,937	—
Chilean Peso	DBAB	Buy	2,227,910,000	3,527,127		7/23/15	—	(49,743)
Euro	DBAB	Sell	1,759,000	2,382,882		7/23/15	421,944	—
Singapore Dollar	JPHQ	Buy	5,740,000	4,294,157		7/23/15	—	(34,156)
Japanese Yen	CITI	Sell	913,412,000	9,038,135		7/24/15	1,572,740	—
Japanese Yen	JPHQ	Sell	1,407,000,000	13,914,849		7/24/15	2,415,317	—
Chilean Peso	JPHQ	Buy	1,501,938,000	2,412,171		7/27/15	—	(68,801)
Euro	DBAB	Sell	4,715,000	6,358,460		7/27/15	1,101,877	—
Euro	GSCO	Sell	4,711,000	6,355,846		7/27/15	1,103,722	—
Indian Rupee	DBAB	Buy	130,201,000	2,026,948		7/27/15	12,631	—
Japanese Yen	JPHQ	Sell	490,100,000	4,849,594		7/27/15	843,812	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,563,959		7/27/15	—	(227,487)
Malaysian Ringgit	DBAB	Buy	16,628,000	3,811,838	EUR	7/27/15	143,926	—
Malaysian Ringgit	DBAB	Sell	5,058,000	1,399,635		7/27/15	63,162	—
Malaysian Ringgit	JPHQ	Buy	9,715,000	2,649,521		7/27/15	—	(82,533)
Chilean Peso	DBAB	Buy	1,967,720,000	3,386,490		7/28/15	—	(316,687)
Chilean Peso	MSCO	Buy	1,963,430,000	3,378,293		7/28/15	—	(315,183)
Euro	CITI	Sell	1,935,410	2,610,733		7/28/15	452,984	—
Euro	GSCO	Sell	11,263,000	15,199,644		7/28/15	2,642,758	—
Japanese Yen	BZWS	Sell	1,079,470,000	10,640,152		7/29/15	1,816,991	—
Chilean Peso	JPHQ	Buy	675,370,000	1,160,629		7/30/15	—	(107,199)
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,644,403		7/30/15	—	(239,606)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,812,712	EUR	7/30/15	141,604	—
Chilean Peso	DBAB	Buy	635,690,000	1,093,096		7/31/15	—	(101,653)
Euro	JPHQ	Sell	11,263,000	15,142,653		7/31/15	2,585,238	—
Indian Rupee	DBAB	Buy	326,663,137	5,067,255		7/31/15	46,549	—
Malaysian Ringgit	HSBC	Buy	3,005,000	925,128		7/31/15	—	(131,411)
Malaysian Ringgit	JPHQ	Buy	11,703,000	3,604,028		7/31/15	—	(512,889)
Polish Zloty	CITI	Buy	135,806,000	36,404,528		7/31/15	—	(341,991)
Chilean Peso	DBAB	Buy	1,271,380,000	2,156,343		8/04/15	—	(174,215)
Euro	BZWS	Sell	282,898	379,461		8/04/15	64,032	—
Euro	HSBC	Sell	11,263,000	15,115,228		8/04/15	2,557,079	—
Chilean Peso	BZWS	Buy	1,142,900,000	1,853,401		8/05/15	—	(71,749)
Euro	BZWS	Sell	7,003,000	9,413,958		8/05/15	1,605,559	—

TGB-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	JPHQ	Sell	5,724,900	7,696,327		8/05/15	$1,313,019	$—
Indian Rupee	HSBC	Buy	120,016,750	1,865,570		8/05/15	11,710	—
Chilean Peso	DBAB	Buy	760,285,000	1,234,489		8/06/15	—	(49,404)
Malaysian Ringgit	DBAB	Buy	143,249,150	34,519,531	EUR	8/06/15	—	(676,370)
Malaysian Ringgit	HSBC	Buy	21,208,085	6,488,828		8/06/15	—	(890,491)
Malaysian Ringgit	JPHQ	Buy	1,100,000	338,826		8/06/15	—	(48,457)
Singapore Dollar	DBAB	Buy	6,207,000	4,986,343		8/06/15	—	(380,750)
Euro	CITI	Sell	7,698,954	10,300,172		8/10/15	1,715,151	—
Malaysian Ringgit	HSBC	Buy	1,320,000	364,440		8/10/15	—	(16,138)
South Korean Won	HSBC	Buy	21,363,430,000	19,509,982		8/10/15	—	(448,714)
Chilean Peso	MSCO	Buy	2,814,050,000	4,565,521		8/11/15	—	(181,248)
Euro	DBAB	Sell	4,845,000	6,492,082		8/11/15	1,089,396	—
Euro	JPHQ	Sell	6,343,900	8,496,861		8/11/15	1,422,743	—
Indian Rupee	HSBC	Buy	251,448,000	3,863,675		8/11/15	65,556	—
Japanese Yen	CITI	Sell	751,731,000	7,378,955		8/11/15	1,233,726	—
Malaysian Ringgit	HSBC	Buy	2,230,000	680,895		8/11/15	—	(92,536)
Singapore Dollar	HSBC	Buy	6,206,000	4,596,697		8/11/15	7,827	—
Chilean Peso	DBAB	Buy	1,145,000,000	1,934,775		8/12/15	—	(151,043)
Indian Rupee	DBAB	Buy	39,609,000	607,693		8/12/15	11,152	—
Indian Rupee	HSBC	Buy	42,784,000	656,304		8/12/15	12,147	—
Indian Rupee	JPHQ	Buy	60,607,000	939,527		8/12/15	7,388	—
Malaysian Ringgit	HSBC	Buy	6,100,000	1,857,321		8/12/15	—	(248,070)
Singapore Dollar	BZWS	Buy	1,717,028	1,266,992		8/12/15	6,933	—
Singapore Dollar	DBAB	Buy	12,363,000	9,119,611		8/12/15	52,951	—
South Korean Won	HSBC	Buy	11,980,000,000	1,157,868,285	JPY	8/12/15	1,223,087	—
Indian Rupee	HSBC	Buy	108,000,000	1,664,111		8/13/15	22,988	—
Euro	MSCO	Sell	1,962,500	2,451,084		8/14/15	262,593	—
Chilean Peso	CITI	Buy	3,039,493,000	5,030,857		8/17/15	—	(298,059)
Chilean Peso	JPHQ	Buy	612,933,000	1,015,378		8/17/15	—	(60,979)
Euro	MSCO	Sell	1,962,500	2,634,705		8/17/15	446,119	—
Japanese Yen	CITI	Sell	684,870,000	5,746,663		8/17/15	147,643	—
Singapore Dollar	BZWS	Buy	4,886,000	3,604,042		8/17/15	20,802	—
Singapore Dollar	HSBC	Buy	3,667,000	2,700,145		8/17/15	20,342	—
Chilean Peso	MSCO	Buy	981,300,000	1,653,551		8/18/15	—	(125,714)
Euro	BZWS	Sell	7,066,000	9,482,678		8/18/15	1,602,536	—
Japanese Yen	DBAB	Sell	838,612,000	8,222,613		8/18/15	1,366,631	—
Singapore Dollar	HSBC	Buy	3,667,000	2,700,145		8/18/15	20,304	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,350,889		8/19/15	—	(59,390)
Polish Zloty	DBAB	Buy	59,155,000	13,879,634	EUR	8/19/15	221,572	—
Chilean Peso	JPHQ	Buy	528,050,000	890,097		8/20/15	—	(68,105)
Euro	DBAB	Sell	3,964,000	5,317,012		8/20/15	896,153	—
Euro	JPHQ	Sell	7,851,000	10,535,061		8/20/15	1,779,215	—
Japanese Yen	HSBC	Sell	1,621,372,000	15,864,697		8/20/15	2,609,057	—
Japanese Yen	JPHQ	Sell	1,135,828,000	11,119,108		8/20/15	1,833,067	—
Chilean Peso	DBAB	Buy	1,812,300,000	2,979,776		8/24/15	—	(159,727)
Japanese Yen	BZWS	Sell	376,247,000	3,656,824		8/24/15	580,657	—
Singapore Dollar	DBAB	Buy	3,667,000	2,689,205		8/24/15	31,012	—
Japanese Yen	DBAB	Sell	371,821,000	3,595,670		8/25/15	555,656	—
Japanese Yen	HSBC	Sell	746,218,000	7,220,300		8/25/15	1,119,212	—
Euro	BZWS	Sell	2,680,925	3,567,306		8/26/15	577,136	—
Euro	SCNY	Sell	13,581,483	15,417,835		8/26/15	269,728	—
Indian Rupee	DBAB	Buy	98,937,000	1,525,040		8/26/15	17,195	—
Japanese Yen	BZWS	Sell	1,085,075,000	10,507,573		8/26/15	1,635,889	—
Japanese Yen	JPHQ	Sell	1,135,833,000	10,494,692		8/26/15	1,208,006	—
Japanese Yen	SCNY	Sell	937,086,000	7,858,658		8/26/15	196,948	—
Malaysian Ringgit	HSBC	Buy	1,223,000	332,202		8/26/15	—	(10,016)

Semiannual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	DBAB	Buy	15,499,000	11,386,277		8/26/15	$110,709	$—
Chilean Peso	DBAB	Buy	4,238,800,000	6,978,846		8/27/15	—	(384,902)
Euro	HSBC	Sell	18,537,726	24,543,023		8/27/15	3,866,667	—
Euro	JPHQ	Sell	14,996,625	19,862,655		8/27/15	3,135,924	—
Japanese Yen	DBAB	Sell	685,950,000	6,621,746		8/27/15	1,013,289	—
Japanese Yen	HSBC	Sell	1,247,125,000	12,039,978		8/27/15	1,843,247	—
Japanese Yen	JPHQ	Sell	751,903,000	7,268,029		8/27/15	1,120,327	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,577,734		8/27/15	—	(380,877)
Chilean Peso	JPHQ	Buy	593,800,000	990,988		8/28/15	—	(67,352)
Malaysian Ringgit	HSBC	Buy	2,087,700	568,252		8/28/15	—	(18,382)
Chilean Peso	DBAB	Buy	1,346,508,000	2,163,865		8/31/15	—	(70,010)
Euro	DBAB	Sell	1,058,312	1,399,745		8/31/15	219,269	—
Japanese Yen	JPHQ	Sell	372,662,000	3,602,775		8/31/15	555,634	—
Euro	DBAB	Sell	1,732,000	2,288,803		9/02/15	356,815	—
Chilean Peso	BZWS	Buy	3,010,700,000	4,820,205		9/03/15	—	(139,815)
Chilean Peso	MSCO	Buy	3,307,630,000	5,296,106		9/03/15	—	(154,113)
Chilean Peso	DBAB	Buy	385,308,000	611,600		9/04/15	—	(12,662)
Chilean Peso	DBAB	Buy	3,733,979,000	6,082,565		9/08/15	—	(280,512)
Euro	DBAB	Sell	8,105,300	10,692,674		9/08/15	1,650,658	—
Euro	JPHQ	Sell	20,765,000	27,017,342		9/08/15	3,852,567	—
Singapore Dollar	CITI	Buy	21,075,381	15,414,995		9/08/15	216,082	—
Chilean Peso	DBAB	Buy	1,320,220,000	2,165,360		9/09/15	—	(114,126)
Indian Rupee	JPHQ	Buy	139,661,000	2,149,623		9/10/15	21,413	—
Indian Rupee	CITI	Buy	69,318,000	1,058,775		9/11/15	18,572	—
Singapore Dollar	HSBC	Buy	10,521,600	7,547,776		9/16/15	255,134	—
Chilean Peso	DBAB	Buy	1,231,460,000	1,931,399		9/17/15	—	(19,514)
Japanese Yen	BZWS	Sell	285,057,504	2,673,734		9/18/15	342,087	—
Chilean Peso	DBAB	Buy	1,216,245,000	1,900,234		9/21/15	—	(12,682)
Euro	BZWS	Sell	678,250	882,658		9/21/15	125,874	—
Singapore Dollar	HSBC	Buy	9,120,000	7,226,624		9/21/15	—	(463,529)
Chilean Peso	JPHQ	Buy	1,792,000,000	2,786,503		9/22/15	—	(5,669)
Euro	DBAB	Sell	8,070,000	10,422,002		9/23/15	1,417,315	—
Hungarian Forint	JPHQ	Buy	1,156,013,000	3,674,198	EUR	9/23/15	—	(18,356)
Chilean Peso	MSCO	Buy	3,180,970,000	4,992,498		9/24/15	—	(57,183)
Euro	BZWS	Sell	1,647,381	2,124,100		9/24/15	285,888	—
Hungarian Forint	JPHQ	Buy	925,405,000	2,938,073	EUR	9/25/15	—	(11,320)
Philippine Peso	JPHQ	Buy	123,740,000	2,754,062		9/25/15	—	(23,019)
Chilean Peso	DBAB	Buy	719,621,000	1,128,959		9/28/15	—	(12,878)
Euro	CITI	Sell	1,532,964	1,977,064		9/28/15	266,418	—
Euro	DBAB	Sell	3,753,000	4,833,226		9/28/15	645,227	—
Malaysian Ringgit	DBAB	Buy	11,080,500	3,343,341		9/28/15	—	(432,934)
Malaysian Ringgit	DBAB	Sell	11,080,500	3,050,630		9/28/15	140,224	—
Malaysian Ringgit	HSBC	Buy	11,490,000	3,467,005		9/28/15	—	(449,039)
Euro	BZWS	Sell	6,085,000	7,769,358		9/29/15	978,937	—
Japanese Yen	JPHQ	Sell	285,510,329	2,628,065		9/29/15	292,204	—
Euro	HSBC	Sell	5,430,000	6,919,096		9/30/15	859,494	—
Indian Rupee	DBAB	Buy	283,149,851	4,331,992		9/30/15	53,019	—
Japanese Yen	JPHQ	Sell	172,207,000	1,586,540		9/30/15	177,622	—
Malaysian Ringgit	HSBC	Buy	7,790,000	2,089,088		9/30/15	—	(43,311)
South Korean Won	HSBC	Buy	9,530,000,000	9,062,381		9/30/15	—	(569,108)
Euro	DBAB	Sell	14,880,000	18,981,226		10/01/15	2,375,595	—
Indian Rupee	HSBC	Buy	120,016,750	1,848,024		10/05/15	8,895	—
Chilean Peso	DBAB	Buy	1,461,296,000	2,289,894		10/07/15	—	(25,330)
Euro	JPHQ	Sell	6,370,000	8,073,147		10/07/15	963,620	—
Japanese Yen	JPHQ	Sell	5,663,900,000	52,286,176		10/07/15	5,939,563	—
Mexican Peso	HSBC	Buy	377,048,070	27,308,472		10/07/15	—	(3,489,669)

TGB-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Mexican Peso	HSBC	Sell	377,048,070	24,541,648		10/07/15	$722,846	$—
Euro	DBAB	Sell	6,200,000	6,751,490		10/08/15	—	(168,431)
Euro	DBAB	Sell	12,680,000	16,085,214		10/09/15	1,932,595	—
Japanese Yen	HSBC	Sell	2,816,800,000	26,142,602		10/09/15	3,092,239	—
Euro	HSBC	Sell	8,692,000	9,430,472		10/13/15	—	(271,719)
Japanese Yen	BZWS	Sell	1,426,300,000	13,246,191		10/13/15	1,573,491	—
Japanese Yen	DBAB	Sell	1,406,600,000	13,071,276		10/13/15	1,559,799	—
Mexican Peso	DBAB	Buy	259,112,000	18,946,476		10/14/15	—	(2,586,587)
Mexican Peso	DBAB	Sell	259,112,000	16,792,741		10/14/15	432,853	—
Malaysian Ringgit	DBAB	Buy	60,000,000	15,166,298	EUR	10/15/15	—	(1,192,602)
Indian Rupee	JPHQ	Buy	60,607,000	928,686		10/19/15	6,604	—
Japanese Yen	JPHQ	Sell	652,895,000	6,177,044		10/19/15	833,101	—
Euro	HSBC	Sell	12,569,000	16,093,348		10/20/15	2,061,726	—
Japanese Yen	JPHQ	Sell	1,233,160,000	11,663,845		10/20/15	1,570,211	—
Malaysian Ringgit	JPHQ	Buy	8,104,000	2,421,490		10/20/15	—	(296,847)
Malaysian Ringgit	JPHQ	Buy	15,728,213	4,190,949		10/21/15	—	(67,799)
Japanese Yen	BZWS	Sell	735,200,000	6,909,125		10/22/15	891,115	—
Malaysian Ringgit	HSBC	Buy	14,613,000	4,370,308		10/23/15	—	(540,159)
Euro	DBAB	Sell	4,545,000	5,769,196		10/26/15	694,735	—
Malaysian Ringgit	DBAB	Buy	10,811,000	3,244,306		10/26/15	—	(411,399)
Malaysian Ringgit	DBAB	Sell	10,811,000	2,970,300		10/26/15	137,393	—
Malaysian Ringgit	HSBC	Buy	7,209,825	2,163,813		10/26/15	—	(274,556)
Euro	BZWS	Sell	5,604,306	7,117,300		10/27/15	860,015	—
Indian Rupee	JPHQ	Buy	358,075,000	5,524,817		10/29/15	—	(9,199)
Euro	DBAB	Sell	3,319,244	4,238,509		10/30/15	532,318	—
Indian Rupee	HSBC	Buy	679,529,000	10,481,027		10/30/15	—	(15,819)
Malaysian Ringgit	JPHQ	Buy	7,468,000	2,236,263		10/30/15	—	(280,015)
Euro	DBAB	Sell	224,556	284,400		11/03/15	33,647	—
Euro	UBSW	Sell	32,701,000	41,113,332		11/04/15	4,596,733	—
Euro	BZWS	Sell	1,581,109	1,986,252		11/06/15	220,591	—
Indian Rupee	DBAB	Buy	457,757,494	7,032,685		11/06/15	7,983	—
Euro	GSCO	Sell	2,990,000	3,366,292		11/09/15	27,101	—
Euro	DBAB	Sell	15,875,000	19,827,081		11/10/15	2,097,769	—
Japanese Yen	CITI	Sell	341,992,119	2,999,865		11/10/15	199,290	—
Euro	JPHQ	Sell	8,969,211	11,238,870		11/12/15	1,221,616	—
Euro	MSCO	Sell	4,572,000	5,715,937		11/12/15	609,704	—
Japanese Yen	CITI	Sell	796,524,000	6,841,843		11/12/15	318,813	—
Japanese Yen	HSBC	Sell	413,563,000	3,625,281		11/12/15	238,460	—
Japanese Yen	JPHQ	Sell	335,950,000	2,951,798		11/12/15	200,579	—
Euro	BZWS	Sell	2,643,000	3,298,966		11/13/15	347,079	—
Euro	CITI	Sell	5,658,426	6,336,192		11/13/15	16,466	—
Euro	GSCO	Sell	2,279,000	2,545,711		11/13/15	365	—
Euro	SCNY	Sell	629,000	703,235		11/13/15	723	—
Japanese Yen	GSCO	Sell	490,555,000	4,099,334		11/13/15	81,908	—
Japanese Yen	SCNY	Sell	366,681,000	3,063,922		11/13/15	60,968	—
Euro	DBAB	Sell	10,778,730	13,489,042		11/16/15	1,449,925	—
Euro	GSCO	Sell	3,095,000	3,488,344		11/16/15	31,437	—
Euro	MSCO	Sell	5,391,000	6,746,028		11/16/15	724,643	—
Japanese Yen	CITI	Sell	366,680,000	3,064,119		11/16/15	60,972	—
Japanese Yen	MSCO	Sell	300,000,000	2,616,089		11/16/15	159,059	—
Japanese Yen	SCNY	Sell	340,600,700	2,975,146		11/16/15	185,592	—
Australian Dollar	JPHQ	Sell	57,889,000	46,565,912		11/18/15	2,257,818	—
Euro	DBAB	Sell	2,240,000	2,791,376		11/18/15	289,353	—
Euro	UBSW	Sell	3,245,000	4,046,191		11/18/15	421,608	—
Japanese Yen	BOFA	Sell	1,105,661,700	9,315,621		11/18/15	259,736	—
Japanese Yen	DBAB	Sell	796,770,000	6,869,891		11/18/15	343,974	—

Semiannual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	CITI	Sell	13,307,000	10,617,456	11/19/15	$432,856	$—
Australian Dollar	JPHQ	Sell	42,398,000	33,791,206	11/19/15	1,341,619	—
Euro	DBAB	Sell	5,073,398	6,346,537	11/19/15	679,574	—
Japanese Yen	CITI	Sell	986,239,000	8,516,377	11/19/15	438,440	—
Malaysian Ringgit	DBAB	Buy	7,197,960	2,106,145	11/19/15	—	(223,811)
Malaysian Ringgit	DBAB	Sell	7,197,960	1,973,991	11/19/15	91,657	—
Singapore Dollar	DBAB	Buy	11,645,100	8,782,127	11/19/15	—	(153,272)
Japanese Yen	CITI	Sell	1,107,834,000	9,558,533	11/20/15	484,453	—
Malaysian Ringgit	HSBC	Buy	4,326,000	1,262,365	11/20/15	—	(131,171)
Euro	GSCO	Sell	4,454,000	4,999,615	11/23/15	24,143	—
Japanese Yen	HSBC	Sell	207,909,000	1,778,520	11/24/15	75,421	—
Singapore Dollar	BZWS	Buy	21,427,761	16,002,211	11/27/15	—	(126,268)
Euro	DBAB	Sell	837,570	1,044,140	11/30/15	108,385	—
Singapore Dollar	DBAB	Buy	5,960,000	4,435,858	11/30/15	6,922	(27,164)
Euro	GSCO	Sell	463,000	505,865	12/01/15	—	(11,421)
Euro	DBAB	Sell	5,440,000	6,787,488	12/04/15	709,321	—
Euro	HSBC	Sell	2,155,292	2,655,061	12/09/15	246,706	—
Euro	SCNY	Sell	2,400,751	2,965,696	12/09/15	283,061	—
Japanese Yen	HSBC	Sell	2,052,400,000	16,392,317	12/09/15	—	(425,663)
Euro	MSCO	Sell	1,412,000	1,769,808	12/11/15	191,959	—
Mexican Peso	CITI	Buy	95,083,400	6,461,665	12/11/15	—	(484,528)
Mexican Peso	CITI	Sell	95,083,400	6,158,092	12/11/15	180,955	—
Malaysian Ringgit	JPHQ	Buy	13,361,013	3,526,171	12/14/15	—	(39,486)
Singapore Dollar	JPHQ	Buy	5,686,000	4,225,624	12/14/15	—	(13,809)
Euro	BOFA	Sell	17,769,000	22,094,863	12/15/15	2,237,281	—
Euro	JPHQ	Sell	5,095,000	6,360,241	12/15/15	666,371	—
Mexican Peso	CITI	Buy	45,585,080	3,001,981	12/18/15	—	(137,922)
Mexican Peso	CITI	Sell	45,585,080	2,950,701	12/18/15	86,642	—
Japanese Yen	DBAB	Sell	1,453,310,000	12,440,592	12/21/15	528,549	—
Japanese Yen	HSBC	Sell	1,455,540,000	12,445,832	12/21/15	515,510	—
Japanese Yen	BZWS	Sell	696,650,000	5,891,731	12/22/15	181,517	—
Japanese Yen	CITI	Sell	1,086,780,000	9,203,760	12/22/15	295,778	—
Malaysian Ringgit	HSBC	Buy	36,880,000	9,737,551	12/22/15	—	(119,831)
Singapore Dollar	HSBC	Buy	6,864,000	5,085,462	12/22/15	—	(1,613)
Singapore Dollar	DBAB	Buy	8,589,700	6,413,335	12/23/15	—	(51,427)
Euro	BZWS	Sell	6,863,000	8,364,804	1/05/16	691,748	—
Euro	DBAB	Sell	2,285,618	2,741,416	1/07/16	185,899	—
Japanese Yen	DBAB	Sell	770,370,000	6,468,045	1/07/16	151,160	—
Japanese Yen	GSCO	Sell	329,010,000	2,778,449	1/08/16	80,564	—
Euro	BZWS	Sell	6,181,000	7,355,019	1/11/16	443,473	—
Malaysian Ringgit	JPHQ	Buy	3,956,000	1,070,202	1/11/16	—	(40,083)
Euro	CITI	Sell	5,040,000	5,988,528	1/13/16	352,570	—
Euro	SCNY	Sell	15,572,000	18,495,643	1/13/16	1,082,323	—
Japanese Yen	CITI	Sell	138,680,000	1,169,743	1/14/16	32,398	—
Japanese Yen	SCNY	Sell	415,980,000	3,530,640	1/14/16	119,097	—
Euro	DBAB	Sell	9,460,000	11,193,545	1/15/16	614,438	—
Euro	JPHQ	Sell	29,033,000	34,339,030	1/15/16	1,871,459	—
Japanese Yen	BZWS	Sell	1,089,820,000	9,275,616	1/15/16	337,545	—
Japanese Yen	JPHQ	Sell	708,450,000	6,007,072	1/15/16	196,775	—
Malaysian Ringgit	JPHQ	Buy	1,700,000	461,180	1/15/16	—	(18,637)
Euro	BZWS	Sell	28,096,000	33,250,857	1/19/16	1,828,136	—
Euro	JPHQ	Sell	27,973,000	33,054,295	1/19/16	1,769,138	—
Malaysian Ringgit	JPHQ	Buy	1,856,000	499,327	1/19/16	—	(16,313)
Euro	DBAB	Sell	4,856,000	5,692,932	1/20/16	261,825	—
Japanese Yen	JPHQ	Sell	652,895,000	5,619,274	1/20/16	263,949	—
Euro	BZWS	Sell	2,638,000	3,078,810	1/21/16	128,315	—

TGB-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	JPHQ	Sell	300,000	349,890	1/22/16	$14,344	$—
Euro	JPHQ	Sell	28,236,000	33,053,880	1/25/16	1,470,064	—
Japanese Yen	GSCO	Sell	944,420,000	8,073,691	1/27/16	325,818	—
Japanese Yen	DBAB	Sell	8,368,505,770	71,593,000	1/28/16	2,937,407	—
Japanese Yen	HSBC	Sell	1,162,462,488	9,934,091	1/28/16	397,197	—
Euro	CITI	Sell	4,998,400	5,694,777	1/29/16	103,206	—
Euro	DBAB	Sell	57,063,000	65,106,030	1/29/16	1,271,235	—
Japanese Yen	DBAB	Sell	897,860,782	7,658,576	1/29/16	292,305	—
Japanese Yen	JPHQ	Sell	1,719,500,000	14,740,045	2/08/16	629,371	—
Japanese Yen	SCNY	Sell	1,720,000,000	14,741,804	2/08/16	627,026	—
Euro	CITI	Sell	6,572,000	7,548,599	2/09/16	194,756	—
Euro	DBAB	Sell	1,738,000	2,000,264	2/09/16	55,502	—
Euro	GSCO	Sell	2,045,000	2,350,728	2/09/16	62,442	—
Japanese Yen	BZWS	Sell	1,720,220,000	14,743,563	2/09/16	626,633	—
Japanese Yen	CITI	Sell	366,860,000	3,145,179	2/09/16	134,554	—
Japanese Yen	JPHQ	Sell	1,723,960,000	14,770,681	2/09/16	623,058	—
Euro	HSBC	Sell	1,800,000	2,044,332	2/10/16	30,146	—
Euro	BZWS	Sell	6,341,000	7,206,694	2/11/16	110,994	—
Japanese Yen	GSCO	Sell	394,373,000	3,346,540	2/12/16	109,891	—
Japanese Yen	HSBC	Sell	1,035,240,000	8,788,190	2/12/16	291,898	—
Japanese Yen	JPHQ	Sell	1,034,700,000	8,783,792	2/12/16	291,933	—
Euro	SCNY	Sell	657,000	747,354	2/16/16	12,071	—
Japanese Yen	CITI	Sell	1,371,360,000	11,534,793	2/16/16	278,831	—
Japanese Yen	JPHQ	Sell	686,710,000	5,795,143	2/16/16	158,708	—
Euro	GSCO	Sell	2,038,000	2,341,519	2/17/16	60,632	—
Euro	JPHQ	Sell	3,942,000	4,525,613	2/17/16	113,808	—
Japanese Yen	GSCO	Sell	810,877,280	6,875,979	2/17/16	220,229	—
Japanese Yen	JPHQ	Sell	831,970,000	7,042,327	2/17/16	213,447	—
Euro	BZWS	Sell	6,280,000	7,197,948	2/22/16	168,663	—
Japanese Yen	BZWS	Sell	343,460,000	2,910,135	2/25/16	90,431	—
Japanese Yen	HSBC	Sell	385,460,000	3,267,552	2/25/16	103,040	—
Euro	BOFA	Sell	2,694,506	3,076,668	2/26/16	60,385	—
Euro	BZWS	Sell	13,673,773	15,603,553	2/26/16	296,861	—
Euro	DBAB	Sell	1,530,900	1,744,154	2/26/16	30,435	—
Japanese Yen	BZWS	Sell	1,576,550,000	13,282,362	2/26/16	339,038	—
Euro	DBAB	Sell	2,579,651	2,951,043	2/29/16	63,124	—
Japanese Yen	DBAB	Sell	229,660,000	1,943,965	2/29/16	58,339	—
Japanese Yen	JPHQ	Sell	848,300,000	7,158,801	3/03/16	193,310	—
Japanese Yen	HSBC	Sell	400,800,000	3,371,609	3/04/16	80,512	—
Euro	DBAB	Sell	1,536,000	1,730,765	3/07/16	10,926	—
Euro	BZWS	Sell	7,226,276	8,050,361	3/09/16	—	(41,193)
Euro	GSCO	Sell	21,480,000	23,909,818	3/09/16	—	(142,207)
Euro	HSBC	Sell	1,844,000	2,050,344	3/09/16	—	(14,458)
Japanese Yen	BZWS	Sell	1,712,605,900	14,359,548	3/09/16	295,061	—
Euro	CITI	Sell	31,404,613	34,460,282	3/10/16	—	(705,572)
Euro	MSCO	Sell	5,225,000	5,727,384	3/10/16	—	(123,400)
Mexican Peso	CITI	Buy	30,688,400	1,927,506	3/11/16	—	(11,827)
Mexican Peso	CITI	Sell	30,688,400	1,973,569	3/11/16	57,889	—
Mexican Peso	HSBC	Buy	135,500,950	8,518,858	3/11/16	—	(60,405)
Mexican Peso	HSBC	Sell	135,500,950	8,714,728	3/11/16	256,276	—
Mexican Peso	CITI	Buy	13,389,800	834,177	3/14/16	1,468	—
Mexican Peso	CITI	Sell	13,389,800	860,892	3/14/16	25,246	—
Euro	BZWS	Sell	1,161,439	1,242,902	3/16/16	—	(57,825)
Euro	CITI	Sell	861,168	922,742	3/16/16	—	(41,704)
Euro	JPHQ	Sell	541,000	579,330	3/16/16	—	(26,551)
Japanese Yen	CITI	Sell	286,112,008	2,381,889	3/16/16	31,837	—

Semiannual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Mexican Peso	CITI	Buy	12,505,100	784,806	3/18/16	$—	$(4,614)
Mexican Peso	CITI	Sell	12,505,100	803,763	3/18/16	23,570	—
Japanese Yen	CITI	Sell	1,866,452,000	15,518,075	3/22/16	185,242	—
Japanese Yen	MSCO	Sell	575,230,000	4,781,868	3/22/16	56,375	—
Euro	BZWS	Sell	744,197	799,573	3/23/16	—	(34,013)
Mexican Peso	CITI	Buy	75,637,200	4,824,170	3/23/16	—	(106,987)
Mexican Peso	CITI	Sell	75,637,200	4,859,722	3/23/16	142,539	—
Japanese Yen	DBAB	Sell	725,287,000	6,040,535	3/24/16	82,035	—
Japanese Yen	BZWS	Sell	983,714,840	8,304,475	3/28/16	221,992	—
Malaysian Ringgit	HSBC	Buy	7,634,000	2,020,218	3/28/16	—	(43,275)
Euro	BOFA	Sell	50,857,200	56,167,756	3/29/16	—	(807,354)
Euro	BZWS	Sell	18,402,361	20,274,801	3/29/16	—	(341,287)
Euro	DBAB	Sell	2,736,000	3,015,346	3/29/16	—	(49,784)
Euro	GSCO	Sell	30,376,000	33,387,780	3/29/16	—	(642,326)
Euro	HSBC	Sell	20,544,891	22,609,653	3/29/16	—	(406,703)
South Korean Won	DBAB	Buy	21,440,000,000	19,317,056	3/29/16	—	(232,056)
Euro	BOFA	Sell	14,283,200	15,836,712	3/30/16	—	(165,177)
Euro	BZWS	Sell	6,085,000	6,725,659	3/30/16	—	(91,545)
Euro	GSCO	Sell	4,020,000	4,415,568	3/31/16	—	(88,292)
Euro	CITI	Sell	6,421,600	7,126,576	4/08/16	—	(69,675)
Malaysian Ringgit	HSBC	Buy	4,010,000	1,072,422	4/11/16	—	(34,944)
Euro	DBAB	Sell	7,243,000	7,842,938	4/13/16	—	(275,018)
Euro	SCNY	Sell	4,346,000	4,664,236	4/13/16	—	(206,762)
Japanese Yen	CITI	Sell	261,800,000	2,191,455	4/13/16	39,354	—
Euro	JPHQ	Sell	3,907,000	4,175,098	4/14/16	—	(203,999)
Euro	HSBC	Sell	6,919,000	7,372,195	4/18/16	—	(383,786)
Japanese Yen	BZWS	Sell	700,840,000	5,918,507	4/18/16	156,420	—
Japanese Yen	JPHQ	Sell	917,650,000	7,782,224	4/21/16	236,885	—
Euro	BZWS	Sell	6,575,679	7,186,987	4/29/16	—	(186,576)
Euro	SCNY	Sell	11,263,000	12,403,942	4/29/16	—	(225,696)
Euro	BZWS	Sell	1,259,000	1,410,584	5/09/16	—	(1,606)
Euro	BZWS	Sell	8,551,980	9,822,804	5/18/16	227,664	—
Japanese Yen	CITI	Sell	1,104,534,000	9,341,458	5/18/16	251,791	—
Japanese Yen	BOFA	Sell	1,102,846,375	9,272,759	5/19/16	196,697	—
Japanese Yen	BZWS	Sell	1,105,842,500	9,295,919	5/19/16	195,199	—
Japanese Yen	HSBC	Sell	1,106,730,400	9,348,570	5/19/16	240,542	—
Euro	JPHQ	Sell	15,309,581	17,571,036	5/20/16	392,978	—
Japanese Yen	JPHQ	Sell	715,709,000	6,026,186	5/20/16	135,952	—
Euro	DBAB	Sell	3,887,000	4,355,461	5/23/16	—	(6,326)
Malaysian Ringgit	HSBC	Buy	298,500	80,621	5/23/16	—	(3,609)
Euro	JPHQ	Sell	4,730,771	5,303,265	5/26/16	—	(5,836)
Euro	BZWS	Sell	2,836,669	3,093,785	5/31/16	—	(90,141)
Malaysian Ringgit	HSBC	Buy	1,229,300	332,243	5/31/16	—	(15,257)
Euro	BZWS	Sell	7,895,591	8,783,253	6/06/16	—	(80,493)
Euro	GSCO	Sell	2,033,100	2,315,111	6/08/16	32,576	—
Japanese Yen	CITI	Sell	1,370,500,000	11,124,577	6/08/16	—	(161,259)
Japanese Yen	BZWS	Sell	1,689,110,000	13,602,548	6/10/16	—	(307,859)
Japanese Yen	CITI	Sell	2,595,800,000	20,921,217	6/10/16	—	(456,096)
Japanese Yen	HSBC	Sell	1,798,900,000	14,511,354	6/10/16	—	(303,212)
Euro	GSCO	Sell	8,105,300	9,231,531	6/13/16	130,447	—
Japanese Yen	DBAB	Sell	595,700,000	4,837,348	6/13/16	—	(68,910)
Japanese Yen	JPHQ	Sell	1,666,680,000	13,520,949	6/13/16	—	(206,030)
Euro	DBAB	Sell	2,383,000	2,715,524	6/15/16	39,597	—
Japanese Yen	CITI	Sell	310,702,000	2,533,220	6/16/16	—	(26,000)
Japanese Yen	JPHQ	Sell	702,800,000	5,727,441	6/16/16	—	(61,449)
Malaysian Ringgit	JPHQ	Buy	14,772,000	3,838,877	6/20/16	—	(34,860)

TGB-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)
Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	1,124,367	1,291,195	6/22/16	$28,351	$—
Japanese Yen	DBAB	Sell	1,455,820,000	11,913,421	6/22/16	—	(80,273)
Philippine Peso	JPHQ	Buy	251,010,000	5,477,219	6/27/16	733	—
Philippine Peso	JPHQ	Buy	17,950,000	392,093	6/29/16	—	(392)

Totals Forward Exchange Contracts unrealized appreciation (depreciation)						158,285,277	(35,020,649)

Net unrealized appreciation (depreciation)						$123,264,628

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page TGB - 38

At June 30, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Counterparty / Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 0.926%	LCH	$183,490,000	10/17/17	$149,311	$—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.775%	CME	13,090,000	10/04/23	—	(551,629)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.795%	CME	13,090,000	10/04/23	—	(572,421)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.765%	CME	13,090,000	10/07/23	—	(539,304)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 2.731%	LCH	34,000,000	7/07/24	—	(1,408,596)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.914%	LCH	114,670,000	1/22/25	4,327,082	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.970%	LCH	143,340,000	1/23/25	4,689,175	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.973%	LCH	84,590,000	1/27/25	2,767,042	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.937%	LCH	21,150,000	1/29/25	765,030	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.942%	LCH	17,910,000	1/30/25	642,090	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 1.817%	LCH	28,210,000	2/03/25	1,344,946	—
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.668%	CME	6,370,000	10/04/43	—	(979,938)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.687%	CME	6,370,000	10/04/43	—	(1,004,015)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.675%	CME	6,370,000	10/07/43	—	(988,504)

Totals Centrally Cleared Swap Contracts				14,684,676	(6,044,407)

OTC Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.558%	JPHQ	$3,240,000	3/04/21	—	(325,518)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 3.523%	DBAB	14,630,000	3/28/21	—	(1,411,561)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.347%	CITI	7,460,000	2/25/41	—	(2,114,040)

Semiannual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)
Description	Counterparty / Exchange	Notional Amount	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.349%	JPHQ	$7,460,000	2/25/41	$—	$(2,117,848)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.320%	JPHQ	5,600,000	2/28/41	—	(1,563,760)
Receive Floating rate 3-month USD BBA LIBOR Pay Fixed rate 4.299%	JPHQ	1,870,000	3/01/41	—	(511,646)

Totals OTC Swap Contracts				—	(8,044,373)

Totals Interest Rate Swap Contracts				14,684,676	(14,088,780)

Net unrealized appreciation (depreciation)				$595,896

See Abbreviations on page TGB - 38

TGB-24	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,341,605,104
Cost - Repurchase agreements	29,083,774

Total cost of investments	$3,370,688,878

Value - Unaffiliated issuers	$3,092,918,478
Value - Repurchase agreements	29,083,774

Total value of investments	3,122,002,252
Cash	260,867,224
Restricted cash (Note 1e)	90,161,000
Foreign currency, at value (cost $57,514,172)	57,437,227
Receivables:
Capital shares sold	1,444,513
Interest	29,334,413
Due from brokers	31,738,882
Variation margin	496,994
Unrealized appreciation on OTC forward exchange contracts	158,285,277
Other assets	1,520

Total assets	3,751,769,302

Liabilities:
Payables:
Investment securities purchased	362,907
Capital shares redeemed	2,689,298
Management fees	1,361,466
Distribution fees	1,408,066
Due to Brokers	90,161,000
Unrealized depreciation on OTC forward exchange contracts	35,020,649
Unrealized depreciation on OTC swap contracts	8,044,373
Deferred tax	2,114,112
Accrued expenses and other liabilities	1,113,457

Total liabilities	142,275,328

Net assets, at value	$3,609,493,974

Net assets consist of:
Paid-in capital	$3,824,400,848
Distributions in excess of net investment income	(189,107,472)
Net unrealized appreciation (depreciation)	(127,778,666)
Accumulated net realized gain (loss)	101,979,264

Net assets, at value	$3,609,493,974

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2015 (unaudited)

Templeton Global Bond VIP Fund

Class 1:
Net assets, at value	$314,491,442

Shares outstanding	18,492,358

Net asset value and maximum offering price per share	$17.01

Class 2:
Net assets, at value	$3,182,833,155

Shares outstanding	193,365,027

Net asset value and maximum offering price per share	$16.46

Class 4:
Net assets, at value	$112,169,377

Shares outstanding	6,650,496

Net asset value and maximum offering price per share	$16.87

TGB-26	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Templeton Global Bond VIP Fund
Investment income:
Interest (net of foreign taxes $1,593,998)	$63,647,816

Expenses:
Management fees (Note 3a)	8,222,285
Distribution fees: (Note 3c)
Class 2	3,965,344
Class 4	194,267
Custodian fees (Note 4)	645,147
Reports to shareholders	265,712
Professional fees	44,099
Trustees’ fees and expenses	7,299
Other	54,854

Total expenses	13,399,007
Expense reductions (Note 4)	(3,034)

Net expenses	13,395,973

Net investment income	50,251,843

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(67,044,871)
Foreign currency transactions	171,457,838
Swap contracts	(2,361,145)

Net realized gain (loss)	102,051,822

Net change in unrealized appreciation (depreciation) on:
Investments	(111,113,040)
Translation of other assets and liabilities denominated in foreign currencies	(68,964,991)
Swap contracts	16,623,319
Change in deferred taxes on unrealized appreciation	510,553

Net change in unrealized appreciation (depreciation)	(162,944,159)

Net realized and unrealized gain (loss)	(60,892,337)

Net increase (decrease) in net assets resulting from operations	$(10,640,494)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$50,251,843	$100,660,962
Net realized gain (loss)	102,051,822	33,697,929
Net change in unrealized appreciation (depreciation)	(162,944,159)	(73,886,293)

Net increase (decrease) in net assets resulting from operations	(10,640,494)	60,472,598

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(24,254,176)	(15,858,865)
Class 2	(245,964,961)	(156,385,457)
Class 4	(8,346,133)	(5,645,270)
Net realized gains:
Class 1	(1,526,914)	—
Class 2	(15,975,209)	—
Class 4	(550,981)	—

Total distributions to shareholders	(296,618,374)	(177,889,592)

Capital share transactions: (Note 2)
Class 1	17,326,539	52,744,146
Class 2	276,832,821	457,068,596
Class 3	—	(195,888,546)
Class 4	10,264,899	(3,448,828)

Total capital share transactions	304,424,259	310,475,368

Redemption fees	—	1,163

Net increase (decrease) in net assets	(2,834,609)	193,059,537
Net assets:
Beginning of period	3,612,328,583	3,419,269,046

End of period	$3,609,493,974	$3,612,328,583

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(189,107,472)	$39,205,955

TGB-28	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Effective May 1, 2014, all Class 3 shares were converted to Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates fair value.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Semiannual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2015.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty.

TGB-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund for OTC derivatives, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain

Semiannual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g. Income and Deferred Taxes (continued)

foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invested in Class 3 shares of the Fund were subject to a 1.0% short term trading fee if the interest in the subaccount had been held for less than 60 days. Such fees were retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class. There were no redemption fees for the period.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,743,610	$32,333,219	4,252,687	$81,034,541
Shares issued in reinvestment of distributions	1,514,753	25,781,090	844,006	15,858,865
Shares redeemed	(2,198,476)	(40,787,770)	(2,332,299)	(44,149,260)

Net increase (decrease)	1,059,887	$17,326,539	2,764,394	$52,744,146

Class 2 Shares:
Shares sold	9,372,994	$168,432,060	34,833,702	$645,437,884
Shares issued in reinvestment of distributions	15,904,078	261,940,170	8,573,764	156,385,457
Shares redeemed	(8,564,291)	(153,539,409)	(18,696,173)	(344,754,745)

Net increase (decrease)	16,712,781	$276,832,821	24,711,293	$457,068,596

Class 3 Shares[a]:
Shares sold			167,296	$3,090,319
Shares redeemed			(10,595,103)	(198,978,865)

Net increase (decrease)			(10,427,807)	$(195,888,546)

Class 4 Shares:
Shares sold	574,525	$10,511,082	721,184	$13,510,739
Shares issued on reinvestment of distributions	527,080	8,897,114	302,695	5,645,270
Shares redeemed	(500,493)	(9,143,297)	(1,203,628)	(22,604,837)

Net increase (decrease)	601,112	$10,264,899	(179,749)	$(3,448,828)

aEffective May 1, 2014, all Class 3 shares were converted to Class 2.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,389,954,591

Unrealized appreciation	$27,115,431
Unrealized depreciation	(295,067,770)

Net unrealized appreciation (depreciation)	$(267,952,339)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

TGB-34	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $636,286,941 and $567,920,060, respectively.

7. Credit Risk

At June 30, 2015, the Fund had 12.42% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At June 30, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$14,684,676	[a]	Variation margin	$6,044,407	[a]
	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	8,044,373
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	158,285,277		Unrealized depreciation on OTC forward exchange contracts	35,020,649

Totals		$172,969,953			$49,109,429

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period		Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(2,361,145)		Swap contracts	$16,623,319
Foreign exchange contracts	Foreign currency transactions	179,005,384	[a]	Translation of other assets and liabilities denominated in foreign currencies	(69,398,655)[a]

Totals		$176,644,239			$(52,775,336)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

Semiannual Report	TGB-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

9. Other Derivative Information (continued)

At June 30, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$158,285,277	$35,020,649
Swap contracts	—	8,044,373

Total	$158,285,277	$43,065,022

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$2,754,099	$(972,531)	$(1,781,568)	$—	$—
BZWS	21,314,759	(1,610,273)	—	(19,704,486)	—
CITI	10,411,947	(6,670,066)	—	—	3,741,881
DBAB	33,510,651	(13,654,784)	—	(19,855,867)	—
GSCO	4,934,033	(884,246)	—	(4,030,000)	19,787
HSBC	23,092,608	(9,975,984)	(13,116,624)	—	—
JPHQ	46,282,114	(7,618,739)	(4,049,583)	(34,600,000)	13,792
MSCO	7,841,733	(1,245,941)	—	(6,595,792)	—
SCNY	3,124,992	(432,458)	—	(2,692,534)	—
UBSW	5,018,341	—	(5,018,341)	—	—

Total	$158,285,277	$(43,065,022)	$(23,966,116)	$(87,478,679)	$3,775,460

aAt June 30, 2015, the Fund received United Kingdom Treasury Bonds and Notes, U.S. Government and Agency Securities and U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

TGB-36	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

At June 30, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross and Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$972,531	$(972,531)	$—	$—	$—
BZWS	1,610,273	(1,610,273)	—	—	—
CITI	6,670,066	(6,670,066)	—	—	—
DBAB	13,654,784	(13,654,784)	—	—	—
GSCO	884,246	(884,246)	—	—	—
HSBC	9,975,984	(9,975,984)	—	—	—
JPHQ	7,618,739	(7,618,739)	—	—	—
MSCO	1,245,941	(1,245,941)	—	—	—
SCNY	432,458	(432,458)	—	—	—
UBSW	—	—	—	—	—

Total	$43,065,022	$(43,065,022)	$—	$—	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

For the period ended June 30, 2015, the average month end fair value of derivatives represented 7.95% of average month end net assets. The average month end number of open derivative contracts for the period was 509.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page TGB - 42

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

Semiannual Report	TGB-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2015, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Select Portfolio

BOFA	Bank of America N.A.	BRL	Brazilian Real	FHLB	Federal Home Loan Bank

BZWS	Barclays Bank PLC	EUR	Euro	FRN	Floating Rate Note

CITI	Citigroup, Inc.	HUF	Hungarian Forint

CME	Chicago Mercantile Exchange	IDR	Indonesian Rupiah

DBAB	Deutsche Bank AG	INR	Indian Rupee

GSCO	Goldman Sachs Bank	JPY	Japanese Yen

HSBC	HSBC Bank USA N.A.	KRW	South Korean Won

JPHQ	JP Morgan Chase & Co.	LKR	Sri Lankan Rupee

LCH	London Clearing House	MXN	Mexican Peso

MSCO	Morgan Stanley	MYR	Malaysian Ringgit

SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol

UBSW	UBS AG	PHP	Philippine Peso

		PLN	Polish Zloty

		SGD	Singapore Dollar

TGB-38	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 12, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2 and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0142	$0.6667
Class 2	$0.0142	$0.6479
Class 4	$0.0142	$0.6378

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Semiannual Report	TGB-39

Templeton Growth VIP Fund

This semiannual report for Templeton Growth VIP Fund covers the period ended June 30, 2015.

Class 2 Performance Summary as of June 30, 2015

The Fund’s Class 2 shares delivered a +1.10% total return for the six-month period ended June 30, 2015.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

Templeton Growth VIP Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller and midsized-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Value securities may not increase in price as anticipated or may decline further in value. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investments from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmarks, the MSCI All Country World Index (ACWI) returned +2.97%, and the MSCI World Index returned +2.95% for the period under review.1

Economic and Market Overview

The global economy expanded moderately during the six months under review despite slowing growth in some countries. As measured by the MSCI World Index, stocks in global developed markets advanced overall during the six-month period amid a generally accommodative monetary policy environment and signs of economic improvement in Europe and Japan. Oil prices rebounded from earlier lows as demand picked up despite rising inventories and strong global supply, while gold prices declined marginally during the period under review.

U.S. economic growth was mixed during the six months under review. In 2015’s first quarter, U.S. dollar strength, low energy prices, and a labor dispute at West Coast ports led exports to decline. In the second quarter, business capital spending rebounded and manufacturing and non-manufacturing activities increased, contributing to strong job gains. During the six-month period, the U.S. Federal Reserve Board (Fed) kept its target interest rate at 0%–0.25% while considering when an increase would be appropriate, based on labor market and inflation data. In its June meeting, the Fed lowered its economic growth forecast for 2015 and raised unemployment estimates given the weak start to the year.

Outside the U.S., the U.K. economy slowed in 2015’s first quarter as the mining and agriculture sectors contracted. Near period-end, the Conservative Party’s unexpected victory in the U.K. general elections supported investor sentiment. In the eurozone, economic growth improved somewhat during the six-month period. Spain expanded at a solid pace, and France and Italy returned to growth in 2015’s first quarter. However, Germany, the region’s largest economy, slowed during the first quarter amid sluggish exports. The region avoided deflation as the annual inflation rate rose in May. The European Central Bank (ECB) maintained its benchmark interest rates during the period and also expanded its asset purchases to boost inflation and the economy. The region generally benefited from a weaker euro that helped exports, the ECB’s accommodative policy and an improved 2015 eurozone growth forecast, but Greece’s debt situation remained a major concern.

The Japanese economy continued to grow in 2015’s first quarter after exiting recession in the previous quarter, driven by an

1. Source: Morningstar.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TG-2	Semiannual Report

TEMPLETON GROWTH VIP FUND

increase in private demand as business investment and private consumption rose. The Bank of Japan maintained its monetary policy during the review period, but lowered its economic growth and inflation forecasts at its April meeting.

In emerging markets, economic growth generally moderated. A ceasefire agreement between Russia and Ukraine helped emerging market stocks early in the period. However, Greece’s credit default due to the lack of progress in negotiations weighed on emerging market stocks toward period-end. China’s government implemented market-friendly policies to support new economic drivers that could help steer the economy toward more sustainable growth. Lower interest rates there fueled massive stock market speculation and a 60% price gain up to mid-June 2015 for the domestic A-share market.2 Concerned the market was overheated, the People’s Bank of China reduced liquidity, which led to a market panic in the last two weeks of June, exacerbated by certain government intervention measures. Central bank actions varied across emerging markets, as some banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. In the recent global environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period.3

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Global equities advanced during the six months under review, though momentum waned toward period-end as the Greek debt drama intensified, Chinese market volatility flared and U.S. economic growth disappointed. The prevailing market trends during the period were the outperformance of defensive and late-cycle consumer sectors and the underperformance of early-cycle resource and industrial sectors. In this environment, the Fund delivered absolute gains but trailed its benchmark MSCI ACWI.

Top 10 Holdings
6/30/15
Company Sector/Industry, Country	% of Total Net Assets
Microsoft Corp. Software, U.S.	3.1%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.1%
Citigroup Inc. Banks, U.S.	2.5%
Teva Pharmaceutical Industries Ltd., ADR Pharmaceuticals, Israel	2.4%
Comcast Corp., Special A Media, U.S.	2.1%
American International Group Inc. Insurance, U.S.	2.1%
CRH PLC Construction Materials, Ireland	2.0%
Roche Holding AG Pharmaceuticals, Switzerland	1.9%
Amgen Inc. Biotechnology, U.S.	1.9%
Pfizer Inc. Pharmaceuticals, U.S.	1.8%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

In our analysis, conditions remained difficult for value-oriented equity investors during the period as value stocks extended their longest stretch of underperformance on record, trailing their growth counterparts by a wide margin. We feel that sustained low interest rate policies in many regions and expanded global stimulus measures ensured that correlations between stocks stayed historically elevated. In other words, our view is that broad-based economic and policy news remained the key market drivers, overshadowing stock-specific fundamental factors that typically influence share prices over time.

At the sector level, stock selection in information technology (IT) detracted from relative performance.4 Shares of U.S. computer-maker Hewlett-Packard declined after the company forecast lower-than-expected earnings, saying a rising U.S. dollar would hurt results as the firm prepared to split in two. Nevertheless, we remained favorable toward Hewlett-Packard given what we considered its still cheap sum-of-the-parts valuation and the prospect of additional cost savings from restructuring initiatives. South Korean semiconductor and

2. MSCI.

3. Please see Index Descriptions following the Fund Summaries.

4. The IT sector comprises communications equipment; electronic equipment, instruments and components; software; and technology hardware, storage and peripherals in the SOI.

Semiannual Report	TG-3

TEMPLETON GROWTH VIP FUND

consumer electronics firm Samsung Electronics also lagged. After more than doubling in value between 2011 and 2013 as the firm successfully grew its profitable mobile phone business, shares of Samsung showed little movement more recently due to slower handset growth and an unfavorable South Korean won-to-Japanese yen exchange rate. We believed Samsung remained inexpensive and were encouraged by the positive changes under way at the company, including a recently announced US$2 billion buyback and renewed expectations for a dividend hike. In our analysis, Samsung has solid net cash and investment levels, a reinvigorated leadership focused on shareholder value, and significant scope for operational and strategic improvement across business lines, and remains well positioned for additional increases from recent modest valuation levels.

Stock selection in industrials and consumer discretionary also detracted from relative returns.5 From the industrials sector, shares of German airline Deutsche Lufthansa declined due to charges tied to pension obligations, an asset disposal and a wrong-way bet on fuel prices. We continued to see additional opportunity in Lufthansa at what we deemed recently depressed valuations given its strong balance sheet, diversified business portfolio and ongoing restructuring program. From the consumer discretionary sector, U.S. luxury lifestyle brand Michael Kors Holdings declined after the firm posted a surprising sales decline in its primary North American market and gave a disappointing forecast for the coming year. This company has had a phenomenal growth trajectory in recent years and it appeared to us that expectations for future growth had run ahead of what was realistically achievable. However, Michael Kors seemed cheap to us based on near-term measures and, as a relatively young company with strong brand recognition, it may have numerous opportunities to expand global penetration over a long-term investment horizon.

Although the Fund’s overweighted allocation in the health care sector contributed to relative performance, the negative effect of stock selection more than offset the gains from the overweighting.6 Within the biotechnology sector, U.S.-based Amgen detracted from relative performance. However, we believed select biotechnology stocks offered an interesting value proposition. Biotechnology drugs have tended to have longer duration lifecycles than traditional pharmaceutical products, and have generally been more immune to pricing pressures and generic competition. We remained positive on our holdings in this industry, as cash flow generation and pipeline innovation continued to accelerate. Elsewhere in the health care sector, pharmaceuticals firms Sanofi (France), Allergan (U.S.) and Pfizer (U.S.) contributed. In general, pharmaceuticals stocks have consolidated gains after a long stretch of outperformance driven by earnings improvements and growing cash flow generation at the company level and mergers and acquisition activity at the industry level. We became more active in the pharmaceuticals industry during the mid- and late-2000s, when research and development (R&D) productivity faltered, cost structures were bloated and patent expirations loomed. These conditions gave us a chance to buy, at a discount that we considered significant, businesses that we believed could be restructured and repositioned for long-term growth. For the most part, we believed our investment theses have worked out as cost-cutting buffered margins and improving R&D productivity offset patent losses with new, often longer life, revenue streams. In our analysis, shares had appreciated as the value cycle progressed, and the industry had recently traded at a slight premium to the broader market, making continued pipeline development essential to future return prospects. During the period, we found a few bargains among major pharmaceuticals stocks; however, our mature value holdings in the sector generated strong cash flows to support healthy dividend yields and continued to self-fund R&D.

Turning to contributors, we were encouraged by the strong absolute and relative gains of our European financials holdings overall at a time when Greece’s escalating debt drama created significant turmoil and uncertainty in the European financial system.7 Shares of Dutch financial services firm ING Groep advanced to a post-financial crisis high after the firm posted a major increase in profit at its banking operation in the first quarter, helped by a boost in fees from new lending. The company comfortably passed the ECB’s recent stress tests and has repaid the final installment of the Dutch government’s bailout-era loan. Following years of drastic restructuring, ING has improved its capital position, allowing it to return to lending growth and, consequently, higher levels of profitability. The stock remained reasonably valued, in our analysis, given its slight premium to book value and double-digit return on equity. More broadly, the European banking system has restructured and recapitalized, with systemically important firms exiting non-core businesses and shoring up their balance sheets. We

5. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, industrial conglomerates, and machinery in the SOI. The consumer discretionary sector comprises auto components; automobiles; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

6. The health care sector comprises biotechnology, life sciences tools and services, and pharmaceuticals in the SOI.

7. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

TG-4	Semiannual Report

TEMPLETON GROWTH VIP FUND

believe an emerging banking union with a single supervisor will soon support the financial system, ensuring regulatory consistency and a stronger industry safety net. Across the sector, major eurozone bank exposure to Greece was minimal. In 2010–2011, during the last round of fears that Greece would leave the eurozone, formal and robust support mechanisms were lacking. Five years later, the ECB has launched large-scale quantitative easing measures and policy tools such as the European Stability Mechanism, Long-Term Refinancing Operations and Outright Monetary Transactions. Such progress suggested to us that firewalls have strengthened and the scope for targeted policy intervention has increased dramatically in the eurozone. The recent revival of credit growth in the region was further evidence that the rightsizing of loan books and capital buffers along with the ECB’s stimulatory efforts were beginning to have their intended effect on the economy.

Stock selection in the materials sector also contributed to relative performance.8 In our view, the sector had offered only limited value in recent years, with selective opportunities concentrated primarily in chemicals and building materials companies. Irish building materials firm CRH delivered solid gains after agreeing to buy the assets that two rivals were required to divest as a regulatory condition to complete their merger. The company’s diverse geographical assets generated strong revenues and earnings last year and should help CRH gain market share and transform into a major cement producer. The deal will likely add quickly to CRH’s earnings and represent considerable value for long-term shareholders, in our analysis. We found fewer opportunities among metals and mining firms, where stock prices seemed to reflect excessive optimism about demand scenarios as the Chinese economy moderates and Beijing attempts to rebalance away from commodity-intensive fixed asset investment toward a more sustainable, consumption-oriented growth model. Bulk commodities like iron ore and coal looked particularly vulnerable to us in this environment given abundant global supply and the disproportionate reliance on a moderating China to drive demand growth. Base and precious metals, however, offered what we generally considered more attractive supply and demand fundamentals and may present select value opportunities following a sustained period of weakness. A position in Russian miner Mining and Metallurgical Co. Norilsk Nickel was a major contributor during the period as nickel prices rebounded from a bear market and investor sentiment on Russia improved.

From a regional standpoint, an underweighting and stock selection in Asia notably detracted, pressured by an underweighting in Japan and stock selection in South Korea and China. Chinese equities suffered a steep decline at period-end following a dramatic rally in the mainland A-share market, prompting the government to enact a number of heavy-handed market controls intended to stem the massive sell-off. We believed Beijing’s determined efforts to regain control of share prices underscored the importance of buoyant markets to a government undertaking delicate economic and political transitions; it also raised concerns about China’s commitment to liberalizing its markets at a time when the country desires greater representation and influence in the global financial system. Shortly after period-end, the new measures and their effects were still being monitored; however, many international investors added moral hazard to their list of Chinese market concerns that also included systemic leverage, illiquidity, volatility, lack of transparency and insufficient price discovery. In our analysis, although such concerns raised the risk premium for Chinese equities, we noted that select Hong Kong-listed H shares, which did not participate in the extreme A-share rally, have likely been oversold and represented what we believed to be compelling long-term value.

Encouragingly, European holdings contributed to relative performance, buoyed by an overweighted allocation and stock selection. Despite the negative headlines and periodic crises, we believe Europe has made significant progress in strengthening its defenses and positioning for sustainable growth. Economic conditions have also improved, with recent sentiment readings above average and multiple leading indicators consistent with improving economic growth. Critically, in a region where a majority of lending is carried out by banks, credit conditions have been improving, with loan growth for households and corporations recently turning positive. In fact, credit demand in Europe was at an eight-year high and bank balance sheets have started growing again. Challenges remained as Europe tried to balance the need for further integration with the desire to respect national sovereignty and political self-determination. However, in our opinion, the European experiment has been a continual study of disagreement and reconciliation among countries whose strong national identities often obscure a foundation of deeply shared interests and values. There will be more bumps along the way, but we believed Europe continued to advance in the right direction. European equities, trading at a considerable discount to their global peers based on price-to-book value and a record discount to their U.S. peers based on cyclically

8. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

Semiannual Report	TG-5

TEMPLETON GROWTH VIP FUND

adjusted earnings, remained a source of selective value in this environment, in our analysis.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Through six decades of investing in global equity markets, our goal has always been simple: to maximize total returns over time. Admittedly, attempting to buy stocks at the point of maximum pessimism involves weathering volatility and

“capturing down markets” at times, but this matters little to long-term risk mitigation and investment excellence, in our opinion.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TG-6	Semiannual Report

TEMPLETON GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 2	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Fund-Level Expenses Incurred During Period* 1/1/15–6/30/15
Actual	$1,000	$1,011.00	$5.19
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.21

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 2 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report	TG-7

SUPPLEMENT DATED MAY 1, 2015

TO THE PROSPECTUSES

DATED MAY 1, 2015

OF TEMPLETON GROWTH VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  The section in the Fund Summary under the heading “Portfolio Managers” on page TG-S4 is replaced with the following:

Portfolio Managers

Norman J. Boersma, CFA    President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Tucker Scott, CFA    Executive Vice President of Global Advisors and portfolio manager of the Fund since May 2015.

James Harper, CFA    Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.

Heather Arnold, CFA    Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

II.  In the Fund Details, under the heading “Management,” the portfolio manager information beginning on page TG-D6 is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Norman J. Boersma, CFA    President, Chief Executive Officer and Director of Global Advisors Mr. Boersma has been lead portfolio manager of the Fund since 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

Tucker Scott, CFA    Executive Vice President of Global Advisors Mr. Scott has been a portfolio manager of the Fund since May 2015, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

TG-8

James Harper, CFA    Executive Vice President of Global Advisors Mr. Harper has been a portfolio manager of the Fund since 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

Heather Arnold, CFA    Executive Vice President, Director of Research and Portfolio Manager of Global Advisors Ms. Arnold has been a portfolio manager of the Fund since 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013		2012		2011	2010
Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.85	$15.47	$12.16		$10.27		$11.19	$10.56

Income from investment operations[a]:

Net investment income[b]	0.21	0.38 [c]	0.22		0.27		0.25	0.17

Net realized and unrealized gains (losses)	(0.03)	(0.75)	3.49		1.88		(0.99)	0.62

Total from investment operations	0.18	(0.37)	3.71		2.15		(0.74)	0.79

Less distributions from net investment income	(0.42)	(0.25)	(0.40)		(0.26)		(0.18)	(0.16)

Net asset value, end of period	$14.61	$14.85	$15.47		$12.16		$10.27	$11.19

Total return[d]	1.17%	(2.53)%	31.05%		21.40%		(6.80)%	7.74%

Ratios to average net assets[e]

Expenses	0.79% [f]	0.78%	0.78%	[g]	0.78%	[g]	0.78% [g]	0.77%	[g]

Net investment income	2.73%	2.46% [c]	1.62%		2.31%		2.22%	1.71%

Supplemental data

Net assets, end of period (000’s)	$538,340	$572,860	$588,409		$476,954		$1,200,682	$1,348,622

Portfolio turnover rate	10.10%	17.46%	11.60%		18.73%	[h]	42.13% [h]	9.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

TG-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013		2012		2011		2010
Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.61	$15.23	$11.97		$10.11		$11.01		$10.40

Income from investment operations[a]:

Net investment income[b]	0.18	0.34 [c]	0.19		0.21		0.21		0.15

Net realized and unrealized gains (losses)	(0.01)	(0.75)	3.44		1.88		(0.96)		0.60

Total from investment operations	0.17	(0.41)	3.63		2.09		(0.75)		0.75

Less distributions from net investment income	(0.38)	(0.21)	(0.37)		(0.23)		0.15		(0.14)

Net asset value, end of period	$14.40	$14.61	$15.23		$11.97		$10.11		$11.01

Total return[d]	1.10%	(2.81)%	30.82%		21.07%		(6.97)%		7.39%

Ratios to average net assets[e]

Expenses	1.04% [f]	1.03%	1.03%	[g]	1.03%	[g]	1.03%	[g]	1.02%	[g]

Net investment income	2.48%	2.21% [c]	1.37%		2.06%		1.97%		1.46%

Supplemental data

Net assets, end of period (000’s)	$1,093,508	$1,171,896	$1,450,304		$1,352,554		$1,254,193		$1,626,885

Portfolio turnover rate	10.10%	17.46%	11.60%		18.73%	[h]	42.13%	[h]	9.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31,
		2014	2013		2012		2011	2010
Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.73	$15.35	$12.07		$10.19		$11.11	$10.50

Income from investment operations[a]:

Net investment income[b]	0.18	0.33 [c]	0.17		0.20		0.20	0.14

Net realized and unrealized gains (losses)	(0.02)	(0.76)	3.47		1.90		(0.98)	0.61

Total from investment operations	0.16	(0.43)	3.64		2.10		(0.78)	0.75

Less distributions from net investment income	(0.36)	(0.19)	(0.36)		(0.22)		(0.14)	(0.14)

Net asset value, end of period	$14.53	$14.73	$15.35		$12.07		$10.19	$11.11

Total return[d]	1.04%	(2.88)%	30.64%		21.02%		(7.14)%	7.31%

Ratios to average net assets[e]

Expenses	1.14% [f]	1.13%	1.13%	[g]	1.13%	[g]	1.13% [g]	1.12%	[g]

Net investment income	2.38%	2.11% [c]	1.27%		1.96%		1.87%	1.36%

Supplemental data

Net assets, end of period (000’s)	$55,833	$59,989	$72,683		$67,158		$56,170	$60,569

Portfolio turnover rate	10.10%	17.46%	11.60%		18.73%	[h]	42.13% [h]	9.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

TG-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2015 (unaudited)

Templeton Growth VIP Fund
		Country	Shares	Value
	Common Stocks 97.9%
	Aerospace & Defense 0.7%
	BAE Systems PLC	United Kingdom	1,730,147	$12,263,892

	Air Freight & Logistics 0.9%
	United Parcel Service Inc., B	United States	160,030	15,508,507

	Airlines 1.3%
a	Deutsche Lufthansa AG	Germany	1,735,414	22,367,082

	Auto Components 1.3%
	Cie Generale des Etablissements Michelin, B	France	207,869	21,773,686

	Automobiles 2.7%
	Hero Motocorp Ltd.	India	114,200	4,534,170
	Hyundai Motor Co.	South Korea	130,180	15,812,654
	Nissan Motor Co. Ltd.	Japan	2,342,720	24,405,327

				44,752,151

	Banks 15.6%
	Bangkok Bank PCL, fgn.	Thailand	913,600	4,809,843
	BNP Paribas SA	France	401,637	24,237,776
	Citigroup Inc.	United States	770,990	42,589,488
a	Commerzbank AG	Germany	547,840	6,999,844
	Credit Agricole SA	France	1,640,346	24,386,635
	DBS Group Holdings Ltd.	Singapore	932,690	14,327,238
	HSBC Holdings PLC	United Kingdom	2,567,864	23,271,490
	ING Groep NV, IDR	Netherlands	1,273,446	21,018,232
	JPMorgan Chase & Co.	United States	440,760	29,865,898
	KB Financial Group Inc.	South Korea	657,984	21,685,193
	Standard Chartered PLC	United Kingdom	539,080	8,629,857
	SunTrust Banks Inc.	United States	478,520	20,585,930
	UniCredit SpA	Italy	3,118,881	20,941,918

				263,349,342

	Biotechnology 2.2%
	Amgen Inc.	United States	207,480	31,852,330
	Gilead Sciences Inc.	United States	49,050	5,742,774

				37,595,104

	Capital Markets 3.1%
	Credit Suisse Group AG	Switzerland	1,058,236	29,084,232
	Morgan Stanley	United States	609,690	23,649,875

				52,734,107

	Chemicals 1.0%
	Akzo Nobel NV	Netherlands	227,412	16,541,983

	Commercial Services & Supplies 0.5%
	Serco Group PLC	United Kingdom	4,886,178	9,057,900

	Communications Equipment 1.7%
	Cisco Systems Inc.	United States	778,890	21,388,320
	Ericsson, B	Sweden	723,972	7,499,586

				28,887,906

	Construction & Engineering 0.7%
b	FLSmidth & Co. AS	Denmark	250,000	12,025,515

Semiannual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Construction Materials 2.0%
	CRH PLC	Ireland	1,172,741	$33,092,258
c	CRH PLC, 144A	Ireland	38,100	1,075,101

				34,167,359

	Consumer Finance 0.8%
	Capital One Financial Corp.	United States	154,710	13,609,839

	Diversified Telecommunication Services 3.5%
	China Telecom Corp. Ltd., ADR	China	179,195	10,577,881
	Singapore Telecommunications Ltd.	Singapore	4,679,470	14,626,601
	Telefonica SA	Spain	1,787,635	25,400,930
	Verizon Communications Inc.	United States	158,750	7,399,337

				58,004,749

	Electronic Equipment, Instruments & Components 0.5%
a	Flextronics International Ltd.	Singapore	691,118	7,816,544

	Energy Equipment & Services 2.4%
	Baker Hughes Inc.	United States	301,680	18,613,656
	Halliburton Co.	United States	129,480	5,576,704
	Noble Corp. PLC	United States	523,100	8,050,509
	Technip SA	France	137,470	8,505,855

				40,746,724

	Food & Staples Retailing 3.0%
	CVS Health Corp.	United States	139,920	14,674,810
	Metro AG	Germany	587,740	18,523,593
	Tesco PLC	United Kingdom	5,191,768	17,336,148

				50,534,551

	Health Care Equipment & Supplies 3.1%
	Getinge AB, B	Sweden	925,050	22,255,148
	Medtronic PLC	United States	408,310	30,255,771

				52,510,919

	Industrial Conglomerates 1.2%
	Siemens AG	Germany	201,712	20,310,494

	Insurance 6.3%
	Aegon NV	Netherlands	1,717,940	12,620,768
	American International Group Inc.	United States	569,370	35,198,453
	Aviva PLC	United Kingdom	947,200	7,328,653
	AXA SA	France	1,091,068	27,516,739
	Swiss Re AG	Switzerland	270,006	23,893,697

				106,558,310

	Internet Software & Services 0.8%
a	Google Inc., A	United States	24,310	13,128,372

	Life Sciences Tools & Services 0.6%
a	QIAGEN NV	Netherlands	385,000	9,454,409

	Machinery 0.8%
a	Navistar International Corp.	United States	598,440	13,542,697

	Media 4.7%
	Comcast Corp., Special A	United States	592,942	35,540,943

TG-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Media (continued)
a	News Corp., A	United States	319,435	$4,660,557
	Sky PLC	United Kingdom	1,055,761	17,199,689
	Twenty-First Century Fox Inc., A	United States	641,182	20,867,268

				78,268,457

	Metals & Mining 2.0%
	Mining and Metallurgical Co. Norilsk Nickel OJSC, ADR	Russia	1,040,760	17,557,621
	POSCO	South Korea	76,429	15,290,715
	POSCO, ADR	South Korea	27,740	1,361,757

				34,210,093

	Multiline Retail 0.9%
	Target Corp.	United States	191,680	15,646,838

	Oil, Gas & Consumable Fuels 8.7%
	Apache Corp.	United States	209,000	12,044,670
	BP PLC	United Kingdom	2,847,664	18,796,168
	Chesapeake Energy Corp.	United States	1,136,570	12,695,487
	Chevron Corp.	United States	137,470	13,261,731
	Eni SpA	Italy	776,759	13,781,292
	Galp Energia SGPS SA, B	Portugal	1,575,520	18,471,419
	Kunlun Energy Co. Ltd.	China	17,103,030	17,408,282
	Royal Dutch Shell PLC, A	United Kingdom	4,510	126,577
	Royal Dutch Shell PLC, B	United Kingdom	299,573	8,504,270
	Suncor Energy Inc.	Canada	46,000	1,266,934
	Total SA, B	France	618,659	30,039,969

				146,396,799

	Pharmaceuticals 11.6%
a	Allergan PLC	United States	56,124	17,031,389
	GlaxoSmithKline PLC	United Kingdom	1,207,210	25,081,570
	Merck KGaA	Germany	219,854	21,899,556
	Pfizer Inc.	United States	908,503	30,462,106
	Roche Holding AG	Switzerland	115,383	32,328,463
	Sanofi	France	290,857	28,602,606
	Teva Pharmaceutical Industries Ltd., ADR	Israel	688,930	40,715,763

				196,121,453

	Software 3.4%
	Microsoft Corp.	United States	1,177,169	51,972,011
	SAP SE	Germany	80,912	5,644,791

				57,616,802

	Specialty Retail 2.0%
	Best Buy Co. Inc.	United States	223,160	7,277,247
	Kingfisher PLC	United Kingdom	4,891,448	26,688,148

				33,965,395

	Technology Hardware, Storage & Peripherals 4.7%
	Hewlett-Packard Co.	United States	942,050	28,270,920
	Samsung Electronics Co. Ltd.	South Korea	45,620	51,664,964

				79,935,884

Semiannual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Textiles, Apparel & Luxury Goods 0.8%
a	Michael Kors Holdings Ltd.	United States	321,440	$13,529,410

	Wireless Telecommunication Services 2.4%
	SoftBank Group Corp.	Japan	149,680	8,816,432
	Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,653,543	18,999,209
	Vodafone Group PLC	United Kingdom	3,292,417	11,888,733

				39,704,374

	Total Common Stocks (Cost $1,360,517,289)			1,652,637,647

	Preferred Stocks (Cost $22,230,600) 0.9%
	Oil, Gas & Consumable Fuels 0.9%
a	Petroleo Brasileiro SA, ADR, pfd.	Brazil	1,913,392	15,613,279

	Total Investments before Short Term Investments (Cost $1,382,747,889)			1,668,250,926

			Principal Amount
	Short Term Investments 1.6%
	Time Deposits 1.1%
	Bank of Montreal, 0.03%, 7/01/15	United States	$7,000,000	7,000,000
	Royal Bank of Canada, 0.05%, 7/01/15	United States	11,500,000	11,500,000

	Total Time Deposits (Cost $18,500,000)			18,500,000

	Total Investments before Money Market Funds (Cost $1,401,247,889)			1,686,750,926

			Shares
d	Investments from Cash Collateral Received for Loaned Securities (Cost $7,762,500) 0.5%
	Money Market Funds 0.5%
a,e	Institutional Fiduciary Trust Money Market Portfolio	United States	7,762,500	7,762,500

	Total Investments (Cost $1,409,010,389) 100.4%			1,694,513,426
	Other Assets, less Liabilities (0.4)%			(6,832,503)

	Net Assets 100.0%			$1,687,680,923

See Abbreviations on page TG-26.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2015. See Note 1(c).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustee. At June 30, 2015, the aggregate value of this security was $1,075,101, representing 0.06% of net assets.

dSee Note 1(c) regarding securities on loan.

eSee Note 3(e) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

TG-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

Templeton Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,401,247,889
Cost - Sweep Money Fund (Note 3e)	7,762,500

Total cost of investments	$1,409,010,389

Value - Unaffiliated issuers	$1,686,750,926
Value - Sweep Money Fund (Note 3e)	7,762,500

Total value of investments (Includes securities loaned in the amount of $7,215,309)	1,694,513,426
Cash	451,364
Receivables:
Investment securities sold	2,410,959
Capital shares sold	1,460,092
Dividends and interest	2,832,070
Other assets	735

Total assets	1,701,668,646

Liabilities:
Payables:
Investment securities purchased	3,892,107
Capital shares redeemed	359,392
Management fees	1,088,580
Distribution fees	516,905
Payable upon return of securities loaned	7,762,500
Accrued expenses and other liabilities	368,239

Total liabilities	13,987,723

Net assets, at value	$1,687,680,923

Net assets consist of:
Paid-in capital	$1,406,775,027
Undistributed net investment income	22,591,055
Net unrealized appreciation (depreciation)	285,479,348
Accumulated net realized gain (loss)	(27,164,507)

Net assets, at value	$1,687,680,923

Class 1:
Net assets, at value	$538,339,902

Shares outstanding	36,842,340

Net asset value and maximum offering price per share	$14.61

Class 2:
Net assets, at value	$1,093,508,315

Shares outstanding	75,959,830

Net asset value and maximum offering price per share	$14.40

Class 4:
Net assets, at value	$55,832,706

Shares outstanding	3,843,702

Net asset value and maximum offering price per share	$14.53

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2015 (unaudited)

Templeton Growth VIP Fund
Investment income:
Dividends (net of foreign taxes of $3,152,458)	$30,546,737
Interest	3,442
Income from securities loaned	549,280

Total investment income	31,099,459

Expenses:
Management fees (Note 3a)	6,726,036
Distribution fees: (Note 3c)
Class 2	1,433,072
Class 4	103,414
Custodian fees (Note 4)	62,553
Reports to shareholders	126,678
Professional fees	45,392
Trustees’ fees and expenses	4,207
Other	25,076

Total expenses	8,526,428
Expenses waived/paid by affiliates (Note 3e)	(20,553)

Net expenses	8,505,875

Net investment income	22,593,584

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	62,244,166
Foreign currency transactions	137,342

Net realized gain (loss)	62,381,508

Net change in unrealized appreciation (depreciation) on:
Investments	(63,281,066)
Translation of other assets and liabilities denominated in foreign currencies	23,776

Net change in unrealized appreciation (depreciation)	(63,257,290)

Net realized and unrealized gain (loss)	(875,782)

Net increase (decrease) in net assets resulting from operations	$21,717,802

TG-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$22,593,584	$45,743,743
Net realized gain (loss)	62,381,508	105,495,221
Net change in unrealized appreciation (depreciation)	(63,257,290)	(200,494,822)

Net increase (decrease) in net assets resulting from operations	21,717,802	(49,255,858)

Distributions to shareholders from:
Net investment income:
Class 1	(15,123,132)	(9,482,577)
Class 2	(28,110,279)	(18,300,865)
Class 4	(1,358,156)	(885,005)

Total distributions to shareholders	(44,591,567)	(28,668,447)

Capital share transactions: (Note 2)
Class 1	(26,831,138)	9,471,206
Class 2	(63,809,621)	(227,816,318)
Class 4	(3,549,129)	(10,381,665)

Total capital share transactions	(94,189,888)	(228,726,777)

Net increase (decrease) in net assets	(117,063,653)	(306,651,082)
Net assets:
Beginning of period	1,804,744,576	2,111,395,658

End of period	$1,687,680,923	$1,804,744,576

Undistributed net investment income included in net assets:
End of period	$22,591,055	$44,589,038

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Growth VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of nineteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing NAV. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

TG-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed

Semiannual Report	TG-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Income and Deferred Taxes (continued)

additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S.

GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TG-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	174,719	$2,628,557	2,100,767	$33,047,439
Shares issued in reinvestment of distributions	1,016,340	15,123,132	589,713	9,482,577
Shares redeemed	(2,923,773)	(44,582,827)	(2,142,457)	(33,058,810)

Net increase (decrease)	(1,732,714)	$(26,831,138)	548,023	$9,471,206

Class 2 Shares:
Shares sold	1,886,017	$28,562,254	2,721,083	$41,308,837
Shares issued in reinvestment of distributions	1,917,482	28,110,279	1,155,358	18,300,865
Shares redeemed	(8,045,951)	(120,482,154)	(18,911,727)	(287,426,020)

Net increase (decrease)	(4,242,452)	$(63,809,621)	(15,035,286)	$(227,816,318)

Class 4 Shares:
Shares sold	130,521	$1,929,451	416,620	$6,355,215
Shares issued on reinvestment of distributions	91,767	1,358,156	55,382	885,005
Shares redeemed	(451,066)	(6,836,736)	(1,134,025)	(17,621,885)

Net increase (decrease)	(228,778)	$(3,549,129)	(662,023)	$(10,381,665)

3. Transactions With Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion

Semiannual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

3. Transactions With Affiliates (continued)

a. Management Fees (continued)

Annualized Fee Rate	Net Assets
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

f. Other Affiliated Transactions

At June 30, 2015, Franklin Templeton Variable Insurance Products Trust – Franklin Founding Funds Allocation VIP Fund owned 22.86% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

TG-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

At December 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$16,985,638
2018	55,299,629

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,425,100,820

Unrealized appreciation	$397,481,041
Unrealized depreciation	(128,068,435)

Net unrealized appreciation (depreciation)	$269,412,606

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2015, aggregated $176,481,952 and $269,835,278, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

Semiannual Report	TG-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

9. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$1,668,250,926	$—	$—	$1,668,250,926
Short Term Investments	7,762,500	18,500,000	—	26,262,500

Total Investments in Securities	$1,676,013,426	$18,500,000	$—	$1,694,513,426

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

ADR	American Depositary Receipt

IDR	International Depositary Receipt

TG-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TAX INFORMATION (UNAUDITED)

Templeton Growth VIP Fund

At December 31, 2014 more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on June 12, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0215	$0.3708
Class 2	$0.0215	$0.3332
Class 4	$0.0215	$0.3183

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Semiannual Report	TG-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

See www.franklintempletondatasources.com for additional data provider information.

Barclays 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity between one month and three months and are investment-grade rated, U.S. dollar denominated, fixed rate and nonconvertible.

Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Commodity Index comprises exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. Prior to 7/1/14, the index was known as the Dow Jones-UBS Commodity Index.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/15, there were 293 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/15, there were 71 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/15, there were 52 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Semiannual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/15, there were 113 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI China A Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of companies incorporated in China that are listed on the Shanghai and Shenzhen Stock Exchanges, are quoted in the Chinese renminbi and entail foreign investment regulations.

MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of China, as represented by B, China H, Red Chip and P Chip shares.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500 TM Value Index is market capitalization weighted and measures performance of those Russell 2500 TM Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 14, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included reports prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and its shareholders, except as noted later with respect to investment performance. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each of the

Semiannual Report	SI-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals of all Funds. The Lipper reports prepared for each of the individual Funds showed the investment performance of Class 1 shares for those having such class of shares and Class 2 shares for those Funds that did not have Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2015, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund. In certain cases, income return was indicated as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth VIP Fund – The performance universe for this Fund, which has been in operation for 10 full years, consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the lowest performing quintile of its performance universe, and on an annualized basis to also be in the lowest performing quintile of such universe for each of the previous three- and five-year periods. The Board discussed with management the reasons for the Fund’s underperformance and steps management was taking to evaluate its highest conviction stocks, but found the Fund’s absolute performance on an annualized basis as shown in the Lipper report to be acceptable.

Franklin Founding Funds Allocation VIP Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for seven years and the Lipper report showed its income return to be in the highest quintile of such Lipper universe for the one-year period, and on an annualized basis to also be in the highest quintile of such universe for each of the previous three- and five-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest performing quintile of such performance universe and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three-year period, and to be in the second-lowest performing quintile of such universe for the previous five-year period. In assessing the relevance of such comparative performance, the Board noted the Fund is not actively managed and that its performance reflects those of the three underlying funds in which it invests in equal portions, which are not perfectly aligned to the investment style of comparative funds. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin Global Real Estate VIP Fund – The performance universe for this Fund consisted of the Fund and all global real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the highest performing quintile of such universe for the one-year period, and on an annualized basis to be in the highest performing quintile of such universe for the previous three- and five-year periods, but in the lowest performing quintile of such universe for the previous 10-year period. Noting the marked improvement in performance in recent years, the Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin Growth and Income VIP Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period to be in the highest quintile of its Lipper performance universe, and on an annualized basis in each of the previous three-, five- and 10-year periods to also be in the highest quintile of such universe. The Lipper report showed the Fund’s total return for the one-year period to be in the middle performing quintile of its performance universe, and on an annualized basis, to be in the second-lowest performing quintile of such universe for each of the previous three- and 10-year periods, and the second-highest performing quintile of such universe for the previous five-year period. The Board noted management’s attention to intensifying its focus on its highest conviction investments and found the Fund’s comparative performance as shown in the Lipper report to be satisfactory.

Franklin High Income VIP Fund – The performance universe for this Fund consisted of the Fund and all high yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the highest and second-highest quintiles of such universe for the previous three- and five-year periods, respectively, and to be in the middle quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the lowest

SI-2	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

performing quintile of its performance universe for the one-year period, and, on an annualized basis, to be in the middle performing quintile of such universe for the previous three-year period, and in the second-highest performing quintile of such universe for the previous five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report, noting the Fund’s income objective.

Franklin Income VIP Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such performance universe for the one-year period and to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return to be in the lowest performing quintile of its performance universe for the one-year period, and on an annualized basis to be in the middle performing quintile of such universe for the previous three- and five-year periods, and the second-highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin Large Cap Growth VIP Fund – The performance universe for this Fund consisted of the Fund and all large-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the highest or best performing quintile of such universe for the one-year period, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the lowest performing quintile of such universe for each of the previous five- and 10-year periods. The Board discussed with management the Fund’s historical underperformance and noted that a new portfolio manager was appointed for the Fund, effective May 1, 2014. In view of such discussions, and in light of the Fund’s positive total return during the most recent year, the Board believed that appropriate action had been taken and that the Fund’s comparative performance as shown in the Lipper report was acceptable.

Franklin Mutual Global Discovery VIP Fund – The performance universe for this Fund consisted of the Fund and all global large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the highest performing quintile of such universe for the one-year period, and on an annualized basis to be in the highest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be satisfactory, noting that the three-year annualized total return exceeded 13%.

Franklin Mutual Shares VIP Fund – The performance universe for this Fund consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of the performance universe, and on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and five-year periods, and to be in the middle performing quintile for the previous 10-year period. The Board found the Fund’s overall performance as set forth in the Lipper report to be unacceptable, but acknowledged management’s explanation that the Fund is managed conservatively and the Fund’s cash holdings detract from relative performance in sharply rising markets. The Board indicated it would continue to monitor the Fund.

Franklin Rising Dividends VIP Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return to be in the middle performing quintile of the performance universe for the one-year period, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the middle performing quintile of such universe for each of the previous five- and 10-year periods. The Board found the Fund’s comparative performance as set forth in the Lipper report to be acceptable, noting that its total return was above the median for the one-year period as well as the annualized five-year period.

Franklin Small Cap Value VIP Fund – The performance group for this Fund consisted of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of such performance universe, and on an annualized basis to also be in the second-lowest performing quintile of such universe for the previous three-year period, and in the second-highest performing quintile of such universe for each of the previous five- and 10-year periods. The Board found the Fund’s comparative performance as set forth in the Lipper report to be acceptable, noting management’s recent commitment of two additional analysts to support the Fund and the Fund’s longer term positive returns.

Semiannual Report	SI-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

Franklin Small-Mid Cap Growth VIP Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of such universe, and on an annualized basis to be in the middle performing quintile of such universe for each of the previous three- and five-year periods, and the second-lowest performing quintile of such universe for the previous 10-year period. The Board discussed with management portfolio adjustments and the commitment of additional resources to the portfolio team. Given management’s attention to the Fund, the Board found the Fund’s performance to be acceptable and noted that the 10-year annualized performance was less than 1% below the median.

Franklin Strategic Income VIP Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such Lipper universe for the one-year period, and on an annualized basis to also be in the highest quintile of such universe during each of the previous three- and five-year periods, and in the second-highest quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the second-lowest performing quintile of such universe during the one-year period, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Templeton Developing Markets VIP Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-lowest performing quintile of such performance universe and on an annualized basis to also be in the second-lowest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board found the performance of the Fund as set forth in the Lipper report to be disappointing and discussed with management the impact of the Manager’s approach to investing, which was out of favor in current markets. The Board also discussed with management steps it was evaluating to improve the performance, including a more rigorous selling discipline. The Board concluded that continued monitoring is warranted in light of the Fund’s underperformance, but did not believe a portfolio management change was needed at this time.

Templeton Foreign VIP Fund – The performance universe for this Fund consisted of the Fund and all international large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the lowest performing quintile of such performance universe and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, in the second-highest performing quintile of such universe for the previous five-year period, and in the highest performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative investment performance as set forth in the Lipper report, noting that performance was in the highest or second-highest quintile in each of the previous seven years.

Templeton Global Bond VIP Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such Lipper universe, and on an annualized basis to also be in the highest quintile of such universe for the previous three- and 10-year periods, and in the second-highest quintile of such universe for the previous five-year period. The Lipper report showed the Fund’s total return for the one-year period to be in the highest performing quintile of its performance universe, and on an annualized basis to also be in the highest performing quintile of such universe for each of the previous three-, five- and 10-year annualized periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Templeton Growth VIP Fund – The performance universe for this Fund consisted of the Fund and all global large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the lowest or worst performing quintile of such performance universe and on an annualized basis to be in the middle performing quintile of such universe for the previous three-year period, and the second-lowest performing quintile of such universe for the previous five- and 10-year periods. The Board found the Fund’s comparative performance as set forth in the Lipper report to be acceptable, noting that the

SI-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Fund’s performance had been in the highest quintile in three of the previous five one-year periods. They also observed that the Fund’s annualized performance was within 1% of the median for the trailing five-year period.

COMPARATIVE EXPENSES. Consideration was given to expense comparison information contained in the Lipper reports furnished for each Fund, which compared its management fee and total expense ratio with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for the same class of shares for all funds within a particular Lipper expense group. The results of such comparisons showed that both the contractual investment management fee rates and actual total expense ratios of the following Funds were in the least expensive quintiles of their respective Lipper expense groups: Franklin Small Cap Value VIP Fund, Franklin Growth and Income VIP Fund, Franklin High Income VIP Fund, Franklin Income VIP Fund and Templeton Global Bond VIP Fund. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates and actual total expense ratios of each of Franklin Global Real Estate VIP Fund, Franklin Mutual Global Discovery VIP Fund and Templeton Developing Markets VIP Fund were above the medians of their Lipper expense groups, but in no case by more than 22 basis points. The Board found the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper report to be acceptable. The contractual investment management fee rates of the following Funds were at or above the median while the actual total expense ratios were in the middle performing quintile:

Franklin Flex Cap Growth VIP Fund, Franklin Large Cap Growth VIP Fund and Franklin Mutual Shares VIP Fund. The Board found the comparative expenses of these Funds as shown in the Lipper reports to be acceptable. The contractual investment management fee rates of the following Funds were at or above the median while the actual total expense ratios were below the median: Franklin Small-Mid Cap Growth VIP Fund and Templeton Growth VIP Fund. The Board was satisfied with the comparative expenses of these Funds as shown in the Lipper reports. The contractual investment management fee rates and actual total expense ratios for the following Funds were in the first or second quintiles of their expense groups, meaning they were among the least expensive of their peers: Franklin Strategic Income VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Founding Funds Allocation VIP Fund, Franklin U.S. Government Securities VIP Fund and Templeton Foreign VIP Fund. The Board was satisfied with the comparative expenses of these Funds as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost

Semiannual Report	SI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving services provided the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Fund operations, including potential benefits resulting from personnel, systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. In the case of Franklin Founding Funds Allocation VIP Fund, the management fees of the underlying funds in which it invests have management fee breakpoints that extend beyond their existing asset sizes, and in the case of each of the other Funds, other than Franklin Rising Dividends VIP Fund, their management fees contain breakpoints that extend beyond their existing asset sizes. To the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of investment management fees provides a sharing of benefits for each Fund and its shareholders. The investment management structure of Franklin Rising Dividends VIP Fund provides for a fee of 0.750% on the first $500 million of assets; 0.625% on the next $500 million of assets; and 0.500% on assets in excess of $1 billion. This Fund had assets of $1.8 billion at December 31, 2014, and in reviewing its fee structure, management stated its belief that this fee structure reaches a relatively low rate quickly reflecting anticipated economies of scale. In support of such position, management pointed out the favorable management fee and total expense comparisons of this Fund within its Lipper expense group as previously discussed under “Comparative Expenses.” In light of such position and taking into account the fact that the reduced rate on assets in excess of the last breakpoint lowers the Fund’s overall investment management fee rate, the Board believed that the schedule of investment management fees provides a sharing of benefits for the Fund and its shareholders, but intends to monitor future growth and the appropriateness of adding additional breakpoints.

Board Review of Investment Management Agreement for Franklin VolSmart Allocation VIP Fund

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin VolSmart Allocation VIP Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included reports prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis

SI-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. The investment management agreement for the Fund was the only agreement considered at the Board meeting. The Board will address the investment management agreements for the remaining funds in the Trust at the April Board meeting. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewal of the Fund. The Lipper report prepared for the Fund showed the investment performance of Class 2 shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended December 31, 2014, in comparison to a performance universe consisting of the Fund and all flexible portfolio funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return during the one-year period to be in the middle performing quintile of its performance universe. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report noting that the Fund had only been in existence for a limited period and its return exceeded the median of its peer universe by 69 basis points.

COMPARATIVE EXPENSES. Consideration was given to expense comparison information contained in the Lipper report furnished for the Fund, which compared its management fee and total expense ratio with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper

Semiannual Report	SI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Board Review of Investment Management Agreement (continued)

expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for the same class of shares for all funds within a particular Lipper expense group. The results of such comparisons showed that both the contractual investment management fee rate and actual total expense ratio of the Fund were in the most expensive quintile of their respective Lipper expense groups. The Board found such expenses to be acceptable in view of the Fund’s overall investment performance and the quality and experience of its portfolio managers. The Board further noted that management is waiving these management fees at the top tier and that, as a result, the actual total expenses including underlying Fund expenses are only 4 basis points above the median.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving services provided the Fund, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Fund operations, including potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines.

SI-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

The investment management structure of the Fund provides for a fee of 1.0% on the first $1 billion of net assets; 0.980% on the next $4 billion of net assets; and 0.960% on the next $5 billion of net assets; 0.940% on the next $5 billion of net assets; 0.920% on the next $5 billion of net assets; and 0.90% on net assets in excess of $20 billion. This Fund had net assets of $20 million at December 31, 2014. The Board believed that the schedule of investment management fees provides a sharing of benefits for the Fund and its shareholders as the Fund grows.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report	SI-9

Semiannual Report

Franklin Templeton

Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Subadvisors

K2/D&S Management Co., L.L.C.

Franklin Advisory Services, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to:

(1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts;

(2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	VIP2 S 08/15

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date August 27, 2015

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date August 27, 2015